UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Annual Report December 31, 2023 Fund of Funds Portfolios Balanced Strategy Growth and Income Strategy Growth Strategy Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

Effective January 24, 2023, open-end mutual funds and exchange traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

Inflation trends and macroeconomic data, central bank monetary policy, interest rate volatility, geopolitical events, and U.S. and European banking stress had the greatest influence on the capital markets during the 12-month period ended December 31, 2023 (the “Reporting Period”).

During the first quarter of 2023, when the Reporting Period began, investors focused on the evolution of the European energy crisis, the speed of China’s economic reopening and the pace of U.S. disinflation. In the U.S., inflation was not moderating as quickly as U.S. Federal Reserve (“Fed”) policymakers had hoped, and they maintained a hawkish stance, raising the target federal funds (“fed funds”) rate twice during the quarter—by 25 basis points each time. (Hawkish tends to suggest higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.) In March 2023, investor sentiment was dominated by worries about the U.S. and European banking sectors. Swift response from U.S. and European policymakers rather quickly calmed nerves, but the turmoil made the Fed’s decisions on interest rates more complex given its objective of mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market. Investor concerns about a potential European energy crisis eased, while China’s economy continued to reopen after the Chinese government had finally lifted its stringent zero-COVID policy in January 2023. For the first quarter overall, global equities generated solidly positive returns, with developed markets equities outperforming emerging markets equities. There was substantial dispersion of returns across broad equity indices, with growth equities materially outperforming value equities. Within developed equity markets, non-U.S. equities outpaced U.S. equities. In the U.S. equity market, information technology equities broadly outperformed financials and energy equities. As for global fixed income, yields broadly declined during the first quarter, leading to positive bond returns.

During the second quarter of 2023, as economic growth remained resilient, many market participants reconsidered their previous expectations of a global economic slowdown. Central banks focused on combating inflation, which decreased but remained elevated. In May, the Fed raised the fed funds rate by 25 basis points to a range between 5.00% and 5.25%. The European Central Bank and Bank of England also raised their policy rates 50 basis points and 75 basis points, respectively. In June, the Fed left the fed funds rate unchanged, but according to the Fed’s median dot plot projection, policymakers increased their estimate for the peak rate to 5.6%, up from 5.1% in March. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) For the second quarter overall, global equities recorded positive returns, with developed markets equities outperforming emerging markets equities on the back of better than consensus expected first quarter corporate earnings in the developed markets. European equities, while posting positive returns, underperformed other developed equity markets, such as Japan and the U.S. In the U.S., equity gains were fueled by rallies in the information technology and consumer discretionary sectors. The advance in the information technology sector was driven in part by market expectations of artificial intelligence (“AI”) potential and the growing demand for AI processors. Regarding global fixed income, performance was broadly negative during the second quarter as bond yields increased. Duration-sensitive assets sold off as higher interest rates and expectations for further monetary policy tightening weighed on market sentiment.

During the third quarter of 2023, most asset classes posted losses despite a relatively benign macroeconomic backdrop. Inflation data continued to improve across major developed markets, leading central banks to signal that they were at, or close to, their peak policy rates. In the U.S., economic growth remained resilient, while upward momentum in inflation and the labor market began to weaken—a welcome development for the Fed as it sought to reach its inflation target on a sustainable basis. Policymakers, having raised the fed funds rate by 25 basis points at their July meeting, remained on hold at their September meeting. Elsewhere, Europe and U.K. inflation surprised to the downside; China continued its efforts in support of its economy; and the Bank of Japan began to gradually normalize its monetary policy. In addition, investors had to grapple with some unexpected events during the third quarter. In August, for example, Fitch Ratings downgraded its U.S. credit rating from AAA to AA+, and the markets confronted the possibility of a U.S. government shutdown, which was then narrowly avoided in September. For the third quarter overall, global equities produced negative returns, with developed markets equities performing the worst. U.S. equities and emerging markets equities also declined. In global fixed income, bond yields rose amid significant interest rate volatility. Investors remained wary of inflation, as data indicated it might be stickier, or more persistent, than consensus expected, and markets seemed to expect the Fed and other developed markets central banks to keep interest rates higher for longer.

Most asset classes generated gains during the fourth quarter of 2023, benefiting from a positive backdrop that included strong economic growth, resilient labor markets, subdued inflationary pressures across developed economies, and signals from major central banks regarding the end of their rate hiking cycles. Broadly, the performance of the capital markets was driven by investors’

1

MARKET REVIEW

reactions to lower inflation and a dovish Fed. As a result of a significant slowdown in inflation, the potential of an economic “soft landing” increased, leading to a sharp drop in interest rates and a broad-based rally across the capital markets. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) At both their November and December meetings, Fed policymakers left the fed funds rate unchanged in a range between 5.25% and 5.50%. The Fed also signaled in December that it may have reached the peak of its monetary policy tightening cycle, with its median dot plot projection indicating there could be 75 basis points of rate cuts in 2024. For the fourth quarter overall, global equities posted significantly positive returns, with U.S. equities outperforming developed markets equities and emerging markets equities. In the U.S. equity market, gains were led by information technology, financials and consumer discretionary stocks, while energy stocks performed the worst due to a drop in oil prices. In global fixed income, yields rose during October and then fell significantly in November and December, leading to positive bond returns for the fourth quarter overall.

Looking Ahead

At the end of the Reporting Period, we believed the U.S. was still in the late stages of the economic cycle. Although our base case was for a soft landing in 2024, we thought the risks of a recession remained above average as long as the Fed maintained its restrictive posture. Because of the Fed’s progress on inflation during the Reporting Period, we expected policymakers to shift their focus to economic growth in the near term, which could lead to a rate cutting cycle. While U.S. wage growth was near levels consistent with the Fed’s long-term targets, the job market remained tight and unemployment was still below 4%.

In our view, bonds continued to look attractive at the end of the Reporting Period, even though their yields had fallen from recent highs. We also believed bonds could provide portfolio diversification benefits in the event of an economic downturn. Overall, we thought the resilience of the U.S. economy and declining inflation would be supportive for U.S. equities, although their high valuations relative to history could remain a headwind. At the end of the Reporting Period, the Portfolios’ equity and fixed income allocations were near our long-term neutral positions. Going forward, we continued to believe a dynamic investment approach and careful risk management should help us identify attractive opportunities, both regionally and across asset classes.

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PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

Investment Objectives

The Goldman Sachs Balanced Strategy Portfolio seeks current income and long-term capital appreciation. The Goldman Sachs Growth and Income Strategy Portfolio seeks long-term capital appreciation and current income. The Goldman Sachs Growth Strategy Portfolio seeks long-term capital appreciation and, secondarily, current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios – Asset Allocation (the “Portfolios”) for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Portfolios perform during the Reporting Period?

A

Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 12.07%, 11.24%, 12.48%, 11.94%, 12.32%, 12.38%, 11.77% and 12.49%, respectively. This compares to the 13.04% average annual total return of the Portfolio’s blended benchmark, which is composed 60% of the Bloomberg Global Aggregate Index (Gross, USD, Hedged) (“Bloomberg Global Index”) and 40% of the MSCI* All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”), during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of 7.15% and 22.20%, respectively, during the Reporting Period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 14.70%, 13.88%, 15.14%, 14.58%, 15.01%, 15.08%, 14.39% and 15.17%, respectively. This compares to the 16.05% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg Global Index and 60% of the MSCI ACWI Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of 7.15% and 22.20%, respectively, during the Reporting Period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 17.33%, 16.47%, 17.83%, 17.23%, 17.67%, 17.76%, 17.07% and 17.83%, respectively. This compares to the 19.10% average annual total return of the Portfolio’s blended benchmark, which is composed 80% of the MSCI ACWI Index and 20% of the Bloomberg Global Index, during the same period.

The components of the Portfolio’s blended benchmark, the Bloomberg Global Index and the MSCI ACWI Index, generated average annual total returns of 7.15% and 22.20%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Portfolios’ performance during the Reporting Period?

A

The Portfolios seek to achieve their respective investment objectives by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolios’ Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”); some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”); and other Underlying Funds invest dynamically across equity, fixed income, commodity and other markets using various strategies including a managed-volatility or trend-following approach (the “Underlying Dynamic Funds”).

Performance is driven by three sources of return: long-term strategic asset allocation, medium-term and short-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the

*Source: MSCI

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PORTFOLIO RESULTS

process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. The resulting strategic asset allocations are implemented using a range of bottom-up security selection strategies across equity, fixed income and dynamic asset classes, which may utilize fundamental or quantitative investment techniques. Then, as part of our tactical investment process, we incorporate our medium-term and short-term dynamic views into the Portfolios to adapt to changes in the markets, economic cycle and macroeconomic environment. Each Portfolio’s positioning may therefore change over time based on our medium-term and short-term market views on dislocations and attractive investment opportunities. These views may impact relative weightings across asset classes, allocations to geographic regions, sectors and industries, and the Portfolios’ duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, the Portfolios generated double-digit positive absolute returns. In relative terms, all three Portfolios underperformed their respective benchmark indices.[1]

Long-term strategic asset allocation produced mixed results for the Portfolios. Medium-term dynamic decisions detracted from the Portfolios’ performance, and the contribution of short-term dynamic decisions was rather flat. Security selection within the Underlying Funds was broadly positive.

Regarding long-term strategic asset allocation, it added to the performance of the Goldman Sachs Balanced Strategy Portfolio and had a neutral impact on the performance of the Goldman Sachs Growth and Income Strategy Portfolio. Long-term strategic asset allocation detracted slightly from the performance of the Goldman Sachs Growth Portfolio, largely because of that Portfolio’s greater exposure to alternative risk premia and its use of an interest rate options strategy.

Our medium-term dynamic views, which seek to respond to changes in the business or economic cycle, detracted from the performance of all three Portfolios during the Reporting Period overall. During the first half of the Reporting Period, the Portfolios were hurt by our medium-term dynamic view that they have lower exposure to equity beta, or less sensitivity to equity market volatility, which held back their performance as equities rallied. These results were offset somewhat by our medium-term dynamic decision to increase equity beta during the second half of the Reporting Period, which contributed positively. Finally, during the Reporting Period overall, our medium-term dynamic view that the Portfolios have increased exposure to 10-year U.S. Treasuries, accomplished through the use of U.S. Treasury futures, detracted from the Portfolios’ returns in the rising interest rate environment.

Short-term dynamic views, which seek to take advantage of what we consider short-term market mispricings, had a rather neutral impact on the performance of all three Portfolios during the Reporting Period. Overall, the Portfolios benefited from our decision to use S&P 500® Index options to express our short-term dynamic views on U.S. large-cap equities and to use Eurozone bank futures to gain exposure to Eurozone banks. However, these positive results were offset by our short-term dynamic view that the Portfolios hold small tactical positions in specific U.S. equity sectors, such as energy, which dampened results.

Security selection within the Underlying Funds contributed positively overall to the performance of all three Portfolios during the Reporting Period.

Q	How did the Portfolios’ Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

Among the Underlying Equity Funds, the Goldman Sachs Global Real Estate Securities Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund and Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs Large Cap Growth Insights Fund and Goldman Sachs Large Cap Value Insights Funds underperformed their respective benchmark indices during the Reporting Period.

Among Underlying Fixed Income Funds, the Goldman Sachs Global Core Fixed Income Fund and Goldman Sachs Emerging Markets Debt Fund outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs High Yield Fund and Goldman Sachs Inflation Protected Securities Fund underperformed their respective benchmark indices during the Reporting Period. The performance of the Goldman Sachs Local Emerging Markets Debt Fund was rather flat during the Reporting Period.

1 As measured by Institutional Shares.

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PORTFOLIO RESULTS

As for Underlying Dynamic Funds, the Goldman Sachs Managed Futures Strategy Fund underperformed its cash benchmark during the Reporting Period.

Q	How did the Portfolios use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, all three Portfolios used derivatives for passive replication of asset classes. Specifically, each of the Portfolios held a strategic position in S&P 500® Index futures (positive impact on performance). For short-term dynamic views, the Portfolios utilized equity index futures to gain exposure to Eurozone banks (positive impact). They employed equity index options on U.S. large-cap equities (positive impact) and equity index options on Brazilian equities (neutral impact). In addition, the Portfolios used total return swaps to gain exposure to stocks in the U.S. commercial and professional services industry (neutral impact).

Within fixed income, all three Portfolios invested in a strategy that utilized interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated (negative impact). In addition, U.S. Treasury futures were used to express our medium-term dynamic views that the Portfolios have increased exposure to U.S. Treasuries and to adjust the U.S. Treasury yield curve positioning of the Portfolios (negative impact). (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

The three Portfolios used forward foreign currency exchange contracts within a foreign currency hedging strategy (slightly positive impact), which seeks to manage the risk associated with investing in non-U.S. currencies.

During the Reporting Period, some of the Portfolios’ Underlying Funds used derivatives to apply their active investment views with greater versatility and potentially to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolios?

A

During the Reporting Period, we changed the way we implemented the Portfolios’ long-term strategic asset allocations. Specifically, in October and November 2023, we shifted the Portfolios toward passive implementation of their equity exposures. To do so, we reduced their investments in the Goldman Sachs International Equity Insights Fund and Goldman Sachs Emerging Markets Equity Insights Fund. We increased their investments in the Goldman Sachs MarketBeta® U.S. Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® Emerging Markets Equity ETF.

As for medium-term dynamic allocations, in January 2023, we moved the Portfolios’ duration positions closer to our neutral view by increasing their exposures to U.S. dollar-denominated emerging markets debt and by investing in 10-year U.S. Treasury futures. During February, we continued to move the Portfolios’ duration positions closer to our neutral view by increasing their holdings of U.S. dollar-denominated emerging markets debt. In May, we expressed the medium-term dynamic view that the Portfolios have more exposure to interest rates, which we accomplished through investments in 10-year U.S. Treasury futures. During June, we adopted the medium-term dynamic view that the Portfolios have greater exposure to equity beta, which we accomplished by increasing their exposures to U.S. large-cap growth equities and U.S. large-cap equity futures. In August, we expressed the medium-term dynamic view that the Portfolios hold fewer two-year U.S. Treasury futures. In November, we extended the Portfolios’ duration positions. In December, we increased the Portfolios’ equity beta, primarily by adding back allocations to small-cap equities. In addition, we reduced the Portfolios’ exposure to interest rates by reducing their holdings of 10-year U.S. Treasury futures. Finally, we increased the Portfolios’ allocations to high yield corporate bonds.

During the Reporting Period, we continued to express our short-term dynamic views primarily through the use of ETFs and derivatives. Among notable short-term tactical allocations were investments in two-year Treasury futures, currency swaps on the U.K. pound, Eurozone bank futures, energy master limited partnerships, and crude oil and natural gas options. In October 2023, we expressed the short-term dynamic view that the Portfolios have slightly greater allocations to non-U.S. developed markets equities.

5

FUND BASICS

Balanced Strategy

as of December 31, 2023

The Portfolio seeks current STRATEGIC MODELDYNAMIC FUNDWEIGHTINGS‡ income and long-term capital PORTFOLIOWEIGHTINGS† appreciation. Under normal conditions, the Portfolio seeks to achieve its investment objective by investing approximately 50% (which allocation could be increased by 30% or decreased by 25%) of its assets in Underlying Fixed 36.1%GS Global Core Fixed Income36.1%GS Global Core Fixed Income Income Funds, approximately FundFund 15% (which allocation could 9.4%GS Inv Grade Bond ETF9.4%GS Inv Grade Bond ETF be increased by 5% or decreased by 15%) of its 8.9%GS MarketBeta US Equity ETF8.9%GS MarketBeta US Equity ETF assets in the Underlying (GSUS)(GSUS) Dynamic Funds, and 6.3%GS ActiveBeta Large Cap6.3%GS ActiveBeta Large Cap approximately 35% (which allocation could be increased Equity ETFEquity ETF by 25% or decreased by 5.4%GS MarketBeta International5.6%GS MarketBeta International 30%) of its assets in Equity (GSID)Equity (GSID) Underlying Equity Funds. 5.0% Tactical Tilts 4.1% US Large Cap Equity futures 3.6% US Large Cap Equity futures 3.1% GS Large Cap Growth Insights Fund 3.1% GS Large Cap Growth Insights Fund3.1%GS Large Cap Value Insights Fund 3.1% GS Large Cap Value Insights Fund2.7%GS International Equity Insights Fund 2.7% GS International Equity Insights Fund2.6%GS ActiveBeta International Equity ETF 2.6% GS ActiveBeta International Equity ETF2.3%GS MarketBeta Emerging Markets Equity ETF (GSEE) 2.3% GS MarketBeta Emerging Markets Equity ETF (GSEE)2.2%US 10y Treasury Futures 15.5% Other 16.0% Other

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2023. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

6

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

  Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

 Performance Summary

 December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Balanced Strategy Composite Index (the “Balanced Composite”), which is comprised of 60% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”) and 40% of the MSCI®# All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Balanced Strategy Portfolio’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	12.07%	5.73%	3.84%	—
Including sales charges	5.91%	4.54%	3.25%	—

Class C
Excluding contingent deferred sales charges	11.24%	4.94%	3.07%	—
Including contingent deferred sales charges	10.23%	4.94%	3.07%	—

Institutional	12.48%	6.13%	4.25%	—

Service	11.94%	5.58%	3.80%	—

Investor	12.32%	5.99%	4.10%	—

Class R6 (Commenced July 31, 2015)	12.38%	6.13%	N/A	4.52%

Class R	11.77%	5.46%	3.60%	—

Class P (Commenced April 17, 2018)	12.49%	6.13%	N/A	4.09%

*   These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

#Source: MSCI

8

FUND BASICS

Growth and Income Strategy

as of December 31, 2023

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2023. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

9

FUND BASICS

Goldman Sachs Fund of Funds Portfolios – Asset Allocation

as of December 31, 2023

OVERALL UNDERLYING FUND WEIGHTINGS *

  Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

 Performance Summary

 December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth and Income Strategy Composite Index (the “Growth and Income Composite”), which is comprised of 60% of the MSCI®# All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 40% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth and Income Strategy Portfolio’s 10 Year Performance

 Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	14.70%	7.71%	5.13%	—
Including sales charges	8.41%	6.50%	4.53%	—

Class C
Excluding contingent deferred sales charges	13.88%	6.91%	4.34%	—
Including contingent deferred sales charges	12.87%	6.91%	4.34%	—

Institutional	15.14%	8.12%	5.52%	—

Service	14.58%	7.57%	5.01%	—

Investor	15.01%	7.98%	5.39%	—

Class R6 (Commenced July 31, 2015)	15.08%	8.11%	N/A	5.92%

Class R	14.39%	7.42%	4.86%	—

Class P (Commenced April 17, 2018)	15.17%	8.12%	N/A	5.26%

*   These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

#Source: MSCI

11

FUND BASICS

Growth Strategy

as of December 31, 2023

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2023. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

12

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

  Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

 Performance Summary

 December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $10,000 investment made on January 1, 2014 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Portfolio’s current benchmarks, the Growth Strategy Composite Index (the “Growth Strategy Composite”), which is comprised of 80% of the MSCI®# All Country World Index (Net, USD, Unhedged) (the “MSCI ACWI Index”) and 20% of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (the “Bloomberg Global Index”), the Bloomberg Global Index and the MSCI ACWI Index (each with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Growth Strategy Portfolio’s 10 Year Performance

 Performance of a $10,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	17.33%	9.56%	6.35%	—
Including sales charges	10.87%	8.33%	5.75%	—

Class C
Excluding contingent deferred sales charges	16.47%	8.74%	5.56%	—
Including contingent deferred sales charges	15.47%	8.74%	5.56%	—

Institutional	17.83%	9.98%	6.76%	—

Service	17.23%	9.43%	6.24%	—

Investor	17.67%	9.84%	6.62%	—

Class R6 (Commenced July 31, 2015)	17.76%	9.97%	N/A	7.21%

Class R	17.07%	9.29%	6.08%	—

Class P (Commenced April 17, 2018)	17.83%	9.99%	N/A	6.42%

*   These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

#Source: MSCI

14

PORTFOLIO RESULTS

Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio

Investment Objective The Portfolio seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the performance and positioning of the Goldman Sachs Fund of Funds Portfolios – Satellite Strategies Portfolio (the “Portfolio”) for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A

During the Reporting Period, the Portfolio’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 9.96%, 9.26%, 10.55%, 9.98%, 10.42%, 10.54%, 9.85% and 10.39%, respectively. This compares to the 15.40% average annual total return of the Portfolio’s blended benchmark, which is composed 40% of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg U.S. Index”), 30% of the Standard & Poor’s 500® Index (the “S&P 500® Index”) and 30% of the MSCI* EAFE Net Total Return Index (the “MSCI EAFE Index”), during the same period.

The components of the blended benchmark, the Bloomberg U.S. Index, the S&P 500® Index and the MSCI EAFE Index, generated average annual total returns of 5.53%, 26.29% and 18.24%, respectively, during the same period.

Q	How did various satellite asset classes perform during the Reporting Period?

A	During the Reporting Period, satellite asset classes broadly produced positive returns, but underperformed traditional equity and fixed income asset classes.

Among equity satellite asset classes, those with comparatively more exposure to beta risk, such as small-cap equities and emerging markets equities, lagged large-cap developed markets equities despite the broad equity rally during the Reporting Period. (Beta risk generally refers to a stock’s sensitivity to equity market volatility.) Among fixed income satellite asset classes, those with lesser interest rate sensitivity and greater exposure to corporate credit held up best. High yield floating rate loans, for example, significantly outperformed core fixed income. High yield corporate bonds, which have less interest rate sensitivity but also carry credit risk, outpaced core fixed income as well. Meanwhile, U.S. dollar-denominated emerging markets debt securities outperformed developed markets bonds. Local emerging markets debt outperformed developed markets bonds by an even larger margin. Within real asset classes, U.S. energy master limited partnerships (“MLPs”) generated double-digit gains, slightly outperforming U.S. large-cap equities. On the other hand, global infrastructure securities, though delivering positive returns, was the weakest performing satellite asset class of the Reporting Period.

Q	What key factors were responsible for the Portfolio’s performance during the Reporting Period?

A

The Portfolio seeks to achieve its investment objective by investing mainly in a combination of underlying funds and exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). Some of the Portfolio’s Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”), and some of the Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

The Portfolio’s performance is driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation, and excess returns from investments in Underlying Funds. Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk. We apply a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. Our strategic asset allocation focuses on broad satellite asset classes, such as emerging markets, high yield credit and real assets. We then incorporate our medium-term dynamic views into the Portfolio to adapt to changes in the markets, economic cycle and macroeconomic environment. The Portfolio’s positioning may therefore change over time based on our medium-term dynamic views

*Source: MSCI

15

PORTFOLIO RESULTS

of dislocations and attractive investment opportunities. These views may impact relative weighting across asset classes, allocations to geographic regions, sectors and industries, and the Portfolio’s duration and sensitivity to inflation. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

During the Reporting Period, long-term strategic asset allocation generated positive absolute returns but underperformed the Portfolio’s blended benchmark of core asset classes. Medium-term dynamic allocation detracted slightly from the Portfolio’s relative performance. Security selection within the Underlying Funds added to the Portfolio’s returns during the Reporting Period, with outperformance concentrated in Underlying Equity Funds.

Long-term strategic asset allocation detracted from the Portfolio’s relative performance. The Portfolio was hindered by its strategic allocations to international small-cap equities and global infrastructure securities during the Reporting Period. Although international small-cap stocks broadly produced double-digit gains, they lagged the equity component of the blended benchmark, which is composed of large-cap stocks. Global infrastructure securities recorded positive returns during the Reporting Period but underperformed the broad equity market, which posted strong returns, driven by mega-cap information technology equities. In addition, the Portfolio was hurt by its strategic allocation to emerging markets equities, which underperformed developed markets equities amid declining economic growth expectations in China.

Medium-term dynamic asset allocation detracted slightly from the Portfolio’s relative performance during the Reporting Period. Specifically, the Fund was hampered by our decision to take profits on holdings in strongly returning satellite asset classes and reallocate the proceeds to those we thought had more forward-looking return potential.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

During the Reporting Period, security selection within the Underlying Funds overall contributed positively to the Portfolio’s returns. Among Underlying Equity Funds, the Goldman Sachs Real Estate Securities Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund and Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period. The Goldman Sachs MLP Energy Infrastructure Fund and

Goldman Sachs Emerging Markets Equity Fund underperformed their respective benchmark indices during the Reporting Period.

Among Underlying Fixed Income Funds, the Goldman Sachs Emerging Markets Debt Fund outperformed its benchmark index during the Reporting Period. The Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund and Goldman Sachs Inflation Protected Securities underperformed their respective benchmark indices during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Portfolio did not directly invest in derivatives. However, some of the Underlying Funds used derivatives, which provide versatility and potentially greater risk management precision, to express active investment views. As market conditions warranted, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A

In July 2023, during our annual review of the Portfolio’s long-term strategic asset allocation, we increased the Portfolio’s exposure to inflation-protected securities and decreased its exposures to high yield floating rate loans, global infrastructure securities and emerging markets equities.

Within medium-term dynamic allocations, we increased the Portfolio’s exposures to energy MLPs and emerging markets debt during July.

In November, we changed how the Portfolio gained exposure to local emerging markets debt, shifting it to the iShares® J.P. Morgan EM Local Currency Bond ETF from the Goldman Sachs Local Emerging Markets Debt Fund, which changed its name, investment objective, principal investment strategy and benchmark index on October 31, 2023. In December 2023, we increased the Portfolio’s medium-term dynamic exposure to high yield corporate bonds by reducing its cash position.

16

PORTFOLIO RESULTS

At a meeting held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust approved a proposal to liquidate the Portfolio. After careful consideration of a number of factors, the Board concluded that it was advisable and in the best interest of the Portfolio and its shareholders to liquidate the Portfolio. The Portfolio liquidated on February 13, 2024, pursuant to a Plan of Liquidation approved by the Board.

17

PORTFOLIO RESULTS

 Satellite Strategies

 as of December 31, 2023

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO [d] AS OF 12/31/23

 Percentage of Investment Portfolio

[d]

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2023. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other Underlying Fund assets and liabilities.

18

PORTFOLIO RESULTS

OVERALL UNDERLYING FUND WEIGHTINGS *

 Percentage of Net Assets

as of 12/31/23
as of 12/31/22
25%
20%
15%
10%
5%
0%
21.0%
21.8%
18.1%
20.0%
12.2%
12.1%
12.1%
9.1%
6.2%
6.3%
6.0%
5.0%
5.9%
6.0%
4.9%
2.9%
4.4%
0.0%
3.4%
4.2%
3.0%
4.0%
2.6%
3.6%
International Small Cap Insights Fund
Global Infrastructure Fund
Emerging Markets Debt Fund
Inflation Protected Securities Fund
Emerging Markets Equity Insights Fund
High Yield Fund
Global Real Estate Securities Fund
MLP Energy Infrastructure Fund
iShares J.P. Morgan EM Local Currency Bond ETF
Emerging Markets Equity Fund
High Yield Floating Rate Fund
ActiveBeta Emerging Markets Equity ETF

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

 Performance Summary

 December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s current benchmarks, the Satellite Strategies Composite Index (the “Satellite Composite”), which is comprised of 40% of the Bloomberg U.S. Aggregate Bond Index, 30% of the S&P 500® Index, and 30% of the MSCI®# Europe, Australasia and Far East Net Total Return Index (the “MSCI EAFE Index”), the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index and the MSCI EAFE Index (all with distributions reinvested), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Satellite Strategies Portfolio’s 10 Year Performance

 Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	9.96%	4.31%	2.60%	—
Including sales charges	3.86%	3.14%	2.03%	—

Class C
Excluding contingent deferred sales charges	9.26%	3.56%	1.84%	—
Including contingent deferred sales charges	8.24%	3.56%	1.84%	—

Institutional	10.55%	4.72%	3.01%	—

Service	9.98%	4.19%	2.50%	—

Investor	10.42%	4.59%	2.86%	—

Class R6 (Commenced July 31, 2015)	10.54%	4.74%	N/A	3.38%

Class R	9.85%	4.07%	2.36%	—

Class P (Commenced April 17, 2018)	10.39%	4.72%	N/A	2.27%

*   These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about the Portfolio’s investment strategies, holdings, and performance.

#Source: MSCI

20

FUND BASICS

Index Definitions

Alerian MLP Index is the leading gauge of energy infrastructure master limited partnerships. The capped, float-adjusted, capitalization weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

MSCI* All Country World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI* EAFE Index is an equity index that captures small-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities.

*Source: MSCI

21

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments December 31, 2023

Shares	Description	Value

Underlying Funds – 93.8%

Dynamic(a) – 1.9%
1,043,718	Goldman Sachs Managed Futures
	Strategy Fund — Class R6	$ 10,259,750

Equity(a) – 14.8%
750,709	Goldman Sachs Large Cap Value Insights Fund — Class R6	16,905,966
592,071	Goldman Sachs Large Cap Growth Insights Fund — Class R6	16,412,219
1,076,389	Goldman Sachs International Equity Insights Fund — Class R6	14,907,987
321,244	Goldman Sachs Small Cap Equity Insights Fund — Class R6	8,426,235
910,193	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	7,372,566
447,374	Goldman Sachs International Small Cap Insights Fund — Class R6	5,457,966
424,008	Goldman Sachs Global Infrastructure Fund — Class R6	5,283,135
497,836	Goldman Sachs Global Real Estate Securities Fund — Class R6	4,893,723

		79,659,797

Exchange Traded Funds – 36.6%
1,151,350	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	53,319,249
745,804	Goldman Sachs MarketBeta U.S. Equity ETF(a)	48,738,292
357,630	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	33,549,270
562,158	Goldman Sachs MarketBeta International Equity ETF(a)	30,204,749
444,738	Goldman Sachs ActiveBeta International Equity ETF(a)	14,525,143
265,217	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	11,237,430
182,801	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	5,610,163
9,054	iShares 7-10 Year Treasury Bond ETF	872,715

		198,057,011

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 40.5%
16,690,129	Goldman Sachs Global Core Fixed Income Fund — Class R6	$191,268,873
1,208,197	Goldman Sachs Inflation Protected Securities Fund — Class R6	11,622,857
586,152	Goldman Sachs Emerging Markets Debt Fund — Class R6	5,568,443
960,536	Goldman Sachs High Yield Fund — Class R6	5,398,214
563,873	Goldman Sachs High Yield Floating Rate Fund — Class R6	5,018,472
19,622	Goldman Sachs Energy Infrastructure Fund — Class R6	216,427

		219,093,286

TOTAL UNDERLYING FUNDS – 93.8% (Cost $492,471,537)		$507,069,844

Shares	Dividend Rate	Value

Investment Company(a) – 3.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
20,126,549	5.248%	$ 20,126,549

(Cost $20,126,549)

TOTAL INVESTMENTS – 97.5% (Cost $512,598,086)		$527,196,393

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%		13,579,092

NET ASSETS – 100.0%		$540,775,485

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	1,191,525	AUD	1,800,000	03/20/24	$(38,055)
	USD	1,580,350	CHF	1,370,000	03/20/24	(62,163)
	USD	522,137	DKK	3,590,000	03/20/24	(11,707)
	USD	5,369,392	EUR	4,950,000	03/20/24	(112,875)
	USD	2,346,702	GBP	1,865,000	03/20/24	(31,454)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	USD	330,687	HKD	2,580,000	03/20/24	$(329)
	USD	65,310	ILS	240,000	03/20/24	(1,142)
	USD	3,590,909	JPY	511,000,000	03/21/24	(79,792)
	USD	101,296	NOK	1,100,000	03/20/24	(7,165)
	USD	30,860	NZD	50,000	03/20/24	(754)
	USD	505,856	SEK	5,250,000	03/20/24	(16,319)
	USD	195,104	SGD	260,000	03/20/24	(2,636)

TOTAL						$(364,391)

FUTURES CONTRACTS — At December 31, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	129	03/19/24	$14,562,891	$459,517
S&P 500 E-Mini Index	93	03/15/24	22,413,000	656,626

TOTAL FUTURES CONTRACTS				$1,116,143

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

6M GBP	4.403%	09/12/33	GBP 380	$50,635

(a) Payments made annually.

*  There is no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2023, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
BVSP Index	MS & Co. Int. PLC	$130,847.400	02/14/2024	30	$392,542,200	$38,236	$18,800	$19,436

TOTAL				30	$392,542,200	$38,236	$18,800	$19,436

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,670.000	01/03/2024	(3)	$(1,401,000)	$(31,245)	$ (6,667)	$(24,578)
S&P 500 Index	4,750.000	01/10/2024	(3)	(1,425,000)	(14,565)	(5,155)	(9,410)
S&P 500 Index	4,900.000	01/17/2024	(3)	(1,470,000)	(1,875)	(4,767)	2,892
S&P 500 Index	4,900.000	01/24/2024	(3)	(1,470,000)	(3,495)	(5,097)	1,602
S&P 500 Index	4,710.000	01/31/2024	(1)	(471,000)	(11,495)	(3,883)	(7,612)
S&P 500 Index	4,715.000	01/31/2024	(1)	(471,500)	(11,055)	(3,550)	(7,505)
S&P 500 Index	4,725.000	01/31/2024	(1)	(472,500)	(10,395)	(3,399)	(6,996)
S&P 500 Index	4,895.000	01/31/2024	(2)	(979,000)	(3,810)	(4,438)	628
S&P 500 Index	4,900.000	01/31/2024	(2)	(980,000)	(3,580)	(4,198)	618
S&P 500 Index	4,905.000	01/31/2024	(2)	(981,000)	(3,500)	(3,958)	458
S&P 500 Index	4,910.000	01/31/2024	(2)	(982,000)	(3,270)	(3,718)	448
S&P 500 Index	4,915.000	01/31/2024	(2)	(983,000)	(2,920)	(3,498)	578
S&P 500 Index	4,965.000	02/29/2024	(1)	(496,500)	(2,590)	(3,749)	1,159

			(26)	$(12,582,500)	$(103,795)	$ (56,077)	$(47,718)

Puts
S&P 500 Index	4,520.000	01/03/2024	(3)	(1,356,000)	(45)	(8,669)	8,624
S&P 500 Index	4,600.000	01/10/2024	(3)	(1,380,000)	(615)	(8,620)	8,005
S&P 500 Index	4,730.000	01/17/2024	(3)	(1,419,000)	(6,885)	(9,387)	2,502
S&P 500 Index	4,730.000	01/24/2024	(3)	(1,419,000)	(9,030)	(9,057)	27
S&P 500 Index	4,465.000	01/31/2024	(1)	(446,500)	(660)	(5,030)	4,370
S&P 500 Index	4,490.000	01/31/2024	(1)	(449,000)	(755)	(5,034)	4,279
S&P 500 Index	4,505.000	01/31/2024	(1)	(450,500)	(825)	(4,905)	4,080
S&P 500 Index	4,730.000	01/31/2024	(2)	(946,000)	(7,600)	(7,958)	358
S&P 500 Index	4,735.000	01/31/2024	(2)	(947,000)	(8,060)	(8,238)	178
S&P 500 Index	4,740.000	01/31/2024	(2)	(948,000)	(8,360)	(8,538)	178
S&P 500 Index	4,745.000	01/31/2024	(2)	(949,000)	(8,680)	(8,858)	178
S&P 500 Index	4,750.000	01/31/2024	(2)	(950,000)	(9,010)	(9,198)	188
S&P 500 Index	4,705.000	02/29/2024	(1)	(470,500)	(5,490)	(6,149)	659
S&P 500 Index	4,715.000	02/29/2024	(1)	(471,500)	(5,740)	(5,659)	(81)

			(27)	$(12,602,000)	$(71,755)	$(105,300)	$ 33,545

Total written option contracts			(53)	$(25,184,500)	$(175,550)	$(161,377)	$(14,173)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	54	$135,000	$94,500	$93,046	$1,454
3 Month SOFR	97.250	03/14/2025	162	405,000	132,637	296,628	(163,991)
3 Month SOFR	95.250	09/13/2024	32	80,000	62,800	129,170	(66,370)
3 Month SOFR	95.125	06/14/2024	35	87,500	41,344	124,200	(82,856)
3 Month SOFR	97.750	06/14/2024	214	535,000	14,713	324,377	(309,664)
3 Month SOFR	97.250	12/13/2024	181	452,500	99,550	291,998	(192,448)
3 Month SOFR	97.250	09/13/2024	99	247,500	27,225	132,569	(105,344)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$97.250	06/14/2024	66	$165,000	$6,600	$ 63,855	$ (57,255)
3 Month SOFR	95.000	03/15/2024	64	160,000	21,200	188,846	(167,646)
3 Month SOFR	97.750	03/15/2024	243	607,500	4,556	337,123	(332,567)
3 Month SOFR	96.500	03/14/2025	53	132,500	81,487	89,746	(8,259)
3 Month SOFR	96.250	12/13/2024	50	125,000	66,875	78,717	(11,842)
3 Month SOFR	96.000	09/13/2024	46	115,000	44,850	65,358	(20,508)
3 Month SOFR	96.625	09/12/2025	51	127,500	100,406	94,864	5,542
3 Month SOFR	95.375	06/14/2024	12	30,000	9,825	44,101	(34,276)
3 Month SOFR	95.375	09/13/2024	12	30,000	21,075	48,937	(27,862)
3 Month SOFR	95.375	03/15/2024	12	30,000	1,725	38,209	(36,484)
3 Month SOFR	97.250	06/13/2025	126	315,000	136,237	155,988	(19,751)
3 Month SOFR	97.000	03/14/2025	97	242,500	99,425	128,750	(29,325)
3 Month SOFR	97.500	09/12/2025	145	362,500	145,000	163,461	(18,461)
3 Month SOFR	97.500	12/12/2025	134	335,000	141,537	161,111	(19,574)
3 Month SOFR	98.500	06/14/2024	226	565,000	9,888	33,774	(23,886)
3 Month SOFR	98.000	12/13/2024	111	277,500	30,525	22,458	8,067
3 Month SOFR	98.000	03/14/2025	73	182,500	30,113	22,982	7,131
3 Month SOFR	96.750	03/13/2026	32	80,000	62,200	52,074	10,126
3 Month SOFR	96.250	06/13/2025	26	65,000	59,150	47,835	11,315
3 Month SOFR	96.500	12/12/2025	27	67,500	60,919	48,725	12,194
3 Month SOFR	96.500	09/12/2025	29	72,500	62,169	49,367	12,802
3 Month SOFR	96.750	06/12/2026	33	82,500	65,175	51,227	13,948

TOTAL			2,445	$6,112,500	$1,733,706	$3,379,496	$(1,645,790)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

Abbreviation:
MS & Co. Int. PLC —Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments December 31, 2023

Shares	Description	Value

Underlying Funds – 93.7%
Dynamic(a) – 1.9%
1,630,144	Goldman Sachs Managed Futures Strategy Fund — Class R6	$16,024,317

Equity(a) – 19.2%
1,766,066	Goldman Sachs Large Cap Value Insights Fund — Class R6	39,771,810
1,420,390	Goldman Sachs Large Cap Growth Insights Fund — Class R6	39,373,199
2,450,127	Goldman Sachs International Equity Insights Fund — Class R6	33,934,262
1,972,207	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	15,974,879
506,295	Goldman Sachs Small Cap Equity Insights Fund — Class R6	13,280,113
708,906	Goldman Sachs International Small Cap Insights Fund — Class R6	8,648,651
530,303	Goldman Sachs Global Real Estate Securities Fund — Class R6	5,212,879
418,061	Goldman Sachs Global Infrastructure Fund — Class R6	5,209,040

		161,404,833

Exchange Traded Funds – 52.0%
2,137,149	Goldman Sachs MarketBeta U.S. Equity ETF(a)	139,662,687
835,994	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	78,424,597
1,302,556	Goldman Sachs MarketBeta International Equity ETF(a)	69,986,334
1,451,329	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	67,211,336
1,053,948	Goldman Sachs ActiveBeta International Equity ETF(a)	34,421,942
724,513	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	30,698,123
514,700	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	15,796,143
11,781	iShares 7-10 Year Treasury Bond ETF	1,135,571

		437,336,733

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 20.6%
12,126,340	Goldman Sachs Global Core Fixed Income Fund — Class R6	$138,967,857
932,378	Goldman Sachs Emerging Markets Debt Fund — Class R6	8,857,594
907,571	Goldman Sachs Inflation Protected Securities Fund — Class R6	8,730,833
1,494,168	Goldman Sachs High Yield Fund — Class R6	8,397,221
896,758	Goldman Sachs High Yield Floating Rate Fund — Class R6	7,981,147
22,819	Goldman Sachs Energy Infrastructure Fund — Class R6	251,691

		173,186,343

TOTAL UNDERLYING FUNDS – 93.7% (Cost $731,296,176)		$787,952,226

Shares	Dividend Rate	Value

Investment Company(a) – 3.6%

Goldman Sachs Financial Square Government Fund — Institutional Shares
30,119,753	5.248%	$30,119,753
(Cost $30,119,753)

TOTAL INVESTMENTS – 97.3% (Cost $761,415,929)		$818,071,979

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		23,049,341

NET ASSETS – 100.0%		$841,121,320

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	2,110,858	AUD	3,190,000	03/20/24	$(68,231)

	USD	2,814,078	CHF	2,440,000	03/20/24	(111,275)

	USD	926,221	DKK	6,370,000	03/20/24	(21,016)

	USD	9,499,379	EUR	8,760,000	03/20/24	(202,572)

	USD	4,158,128	GBP	3,305,000	03/20/24	(56,248)

	USD	587,026	HKD	4,580,000	03/20/24	(591)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased			Currency Sold	Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	USD	108,744	ILS	400,000	03/20/24	$(2,010)
	USD	6,359,207	JPY	905,000,000	03/21/24	(141,741)
	USD	183,963	NOK	2,000,000	03/20/24	(13,240)
	USD	55,446	NZD	90,000	03/20/24	(1,459)
	USD	895,802	SEK	9,300,000	03/20/24	(29,193)
	USD	345,117	SGD	460,000	03/20/24	(4,731)

TOTAL						$(652,307)

FUTURES CONTRACTS — At December 31, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	201	03/19/24	$22,691,016	$715,972
S&P 500 E-Mini Index	92	03/15/24	22,172,000	593,124

TOTAL FUTURES CONTRACTS				$1,309,096

SWAP CONTRACTS — At December 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by Fund(a)	Termination Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*

12M SONIA	4.403%	09/12/33	GBP 490	$65,292

(a) Payments made annually.

*  There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2023, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
BOVESPA Index MS & Co. Int. PLC		$130,847.400	02/14/2024	38	$497,220,120	$48,431	$23,813	$24,618

TOTAL				38	$497,220,120	$48,431	$23,813	$24,618

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,670.000	01/03/2024	(7)	$(3,269,000)	$(72,905)	$(15,557)	$ (57,348)
S&P 500 Index	4,750.000	01/10/2024	(7)	(3,325,000)	(33,985)	(12,028)	(21,957)
S&P 500 Index	4,900.000	01/17/2024	(6)	(2,940,000)	(3,750)	(9,534)	5,784
S&P 500 Index	4,900.000	01/24/2024	(6)	(2,940,000)	(6,990)	(10,194)	3,204
S&P 500 Index	4,565.000	01/31/2024	(1)	(456,500)	(23,850)	(4,099)	(19,751)
S&P 500 Index	4,675.000	01/31/2024	(1)	(467,500)	(14,215)	(4,479)	(9,736)
S&P 500 Index	4,710.000	01/31/2024	(1)	(471,000)	(11,495)	(3,883)	(7,612)
S&P 500 Index	4,715.000	01/31/2024	(2)	(943,000)	(22,110)	(7,100)	(15,010)
S&P 500 Index	4,725.000	01/31/2024	(2)	(945,000)	(20,790)	(6,798)	(13,992)
S&P 500 Index	4,785.000	01/31/2024	(1)	(478,500)	(6,465)	(2,759)	(3,706)
S&P 500 Index	4,895.000	01/31/2024	(5)	(2,447,500)	(9,525)	(11,095)	1,570
S&P 500 Index	4,900.000	01/31/2024	(5)	(2,450,000)	(8,950)	(10,495)	1,545
S&P 500 Index	4,905.000	01/31/2024	(5)	(2,452,500)	(8,750)	(9,895)	1,145
S&P 500 Index	4,910.000	01/31/2024	(6)	(2,946,000)	(9,810)	(12,004)	2,194
S&P 500 Index	4,915.000	01/31/2024	(5)	(2,457,500)	(7,300)	(8,715)	1,415
S&P 500 Index	4,835.000	02/29/2024	(1)	(483,500)	(7,465)	(3,634)	(3,831)
S&P 500 Index	4,965.000	02/29/2024	(3)	(1,489,500)	(7,770)	(10,167)	2,397

			(64)	$(30,962,000)	$(276,125)	$(142,436)	$(133,689)

Puts
S&P 500 Index	4,520.000	01/03/2024	(7)	(3,164,000)	(105)	(20,227)	20,122
S&P 500 Index	4,600.000	01/10/2024	(7)	(3,220,000)	(1,435)	(20,113)	18,678
S&P 500 Index	4,730.000	01/17/2024	(6)	(2,838,000)	(13,770)	(18,774)	5,004
S&P 500 Index	4,730.000	01/24/2024	(6)	(2,838,000)	(18,060)	(18,114)	54
S&P 500 Index	4,265.000	01/31/2024	(1)	(426,500)	(285)	(6,789)	6,504
S&P 500 Index	4,405.000	01/31/2024	(1)	(440,500)	(485)	(5,638)	5,153
S&P 500 Index	4,465.000	01/31/2024	(1)	(446,500)	(660)	(5,030)	4,370
S&P 500 Index	4,490.000	01/31/2024	(2)	(898,000)	(1,510)	(10,069)	8,559
S&P 500 Index	4,505.000	01/31/2024	(2)	(901,000)	(1,650)	(9,810)	8,160
S&P 500 Index	4,595.000	01/31/2024	(1)	(459,500)	(1,450)	(4,529)	3,079
S&P 500 Index	4,720.000	01/31/2024	(1)	(472,000)	(3,540)	(4,249)	709
S&P 500 Index	4,730.000	01/31/2024	(5)	(2,365,000)	(19,000)	(19,895)	895
S&P 500 Index	4,735.000	01/31/2024	(5)	(2,367,500)	(20,150)	(20,595)	445
S&P 500 Index	4,740.000	01/31/2024	(5)	(2,370,000)	(20,900)	(21,415)	515
S&P 500 Index	4,745.000	01/31/2024	(5)	(2,372,500)	(21,700)	(22,145)	445
S&P 500 Index	4,750.000	01/31/2024	(5)	(2,375,000)	(22,525)	(22,945)	420
S&P 500 Index	4,580.000	02/29/2024	(1)	(458,000)	(3,180)	(6,159)	2,979
S&P 500 Index	4,705.000	02/29/2024	(1)	(470,500)	(5,490)	(6,149)	659
S&P 500 Index	4,715.000	02/29/2024	(2)	(943,000)	(11,480)	(11,318)	(162)

			(64)	$(29,825,500)	$(167,375)	$(253,963)	$ 86,588

Total written option contracts			(128)	$(60,787,500)	$(443,500)	$(396,399)	$ (47,101)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	94	$235,000	$164,500	$ 161,969	$ 2,531
3 Month SOFR	97.250	03/14/2025	222	555,000	181,762	408,508	(226,746)
3 Month SOFR	95.250	09/13/2024	41	102,500	80,463	166,212	(85,749)
3 Month SOFR	95.125	06/14/2024	45	112,500	53,156	160,811	(107,655)
3 Month SOFR	97.750	06/14/2024	376	940,000	25,850	570,422	(544,572)
3 Month SOFR	97.250	12/13/2024	247	617,500	135,850	401,161	(265,311)
3 Month SOFR	97.250	09/13/2024	130	325,000	35,750	175,117	(139,367)
3 Month SOFR	97.250	06/14/2024	87	217,500	8,700	84,799	(76,099)
3 Month SOFR	95.000	03/15/2024	83	207,500	27,494	246,536	(219,042)
3 Month SOFR	97.750	03/15/2024	426	1,065,000	7,988	591,405	(583,417)
3 Month SOFR	96.500	03/14/2025	93	232,500	142,987	157,479	(14,492)
3 Month SOFR	96.250	12/13/2024	88	220,000	117,700	138,541	(20,841)
3 Month SOFR	96.000	09/13/2024	77	192,500	75,075	109,403	(34,328)
3 Month SOFR	96.625	09/12/2025	88	220,000	173,250	163,686	9,564
3 Month SOFR	97.250	06/13/2025	231	577,500	249,769	285,979	(36,210)
3 Month SOFR	97.000	03/14/2025	177	442,500	181,425	234,936	(53,511)
3 Month SOFR	97.500	09/12/2025	265	662,500	265,000	298,740	(33,740)
3 Month SOFR	97.500	12/12/2025	245	612,500	258,781	294,568	(35,787)
3 Month SOFR	98.500	06/14/2024	399	997,500	17,456	59,588	(42,132)
3 Month SOFR	98.000	12/13/2024	126	315,000	34,650	25,492	9,158
3 Month SOFR	98.000	03/14/2025	84	210,000	34,650	26,445	8,205
3 Month SOFR	96.750	03/13/2026	37	92,500	71,919	60,211	11,708
3 Month SOFR	96.250	06/13/2025	30	75,000	68,250	55,195	13,055
3 Month SOFR	96.500	12/12/2025	31	77,500	69,944	55,934	14,010
3 Month SOFR	96.500	09/12/2025	33	82,500	70,744	56,176	14,568
3 Month SOFR	96.750	06/12/2026	38	95,000	75,050	58,988	16,062

TOTAL			3,793	$9,482,500	$2,628,163	$5,048,301	$(2,420,138)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar
USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviations:
MS & Co. Int. PLC —Morgan Stanley & Co. International PLC
SONIA —Sterling Overnight Index Average

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments December 31, 2023

Shares	Description	Value

Underlying Funds – 94.0%

Dynamic(a) – 1.9%
1,653,321	Goldman Sachs Managed Futures Strategy Fund — Class R6	$16,252,144

Equity(a) – 24.5%
2,399,289	Goldman Sachs Large Cap Value Insights Fund — Class R6	54,031,992
1,930,792	Goldman Sachs Large Cap Growth Insights Fund — Class R6	53,521,556
3,348,235	Goldman Sachs International Equity Insights Fund — Class R6	46,373,054
2,599,604	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	21,056,794
513,431	Goldman Sachs Small Cap Equity Insights Fund — Class R6	13,467,278
700,722	Goldman Sachs International Small Cap Insights Fund — Class R6	8,548,810
541,126	Goldman Sachs Global Real Estate Securities Fund — Class R6	5,319,264
414,784	Goldman Sachs Global Infrastructure Fund — Class R6	5,168,212

		207,486,960

Exchange Traded Funds – 64.4%
3,025,710	Goldman Sachs MarketBeta U.S. Equity ETF(a)	197,730,149
1,134,079	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	106,387,951
1,755,728	Goldman Sachs MarketBeta International Equity ETF(a)	94,335,265
1,423,621	Goldman Sachs ActiveBeta International Equity ETF(a)	46,495,462
915,435	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	42,393,978
933,780	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	39,564,912
624,018	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	19,151,112
8,390	iShares 7-10 Year Treasury Bond ETF	808,712

		546,867,541

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 3.2%
1,088,759	Goldman Sachs Emerging Markets Debt Fund — Class R6	$10,343,207
1,511,969	Goldman Sachs High Yield Fund — Class R6	8,497,269
921,314	Goldman Sachs High Yield Floating Rate Fund — Class R6	8,199,694
19,694	Goldman Sachs Energy Infrastructure Fund — Class R6	217,229
2,628	Goldman Sachs Short Duration Bond Fund — Class R6	25,255

		27,282,654

TOTAL UNDERLYING FUNDS – 94.0% (Cost $707,956,368)		$797,889,299

Shares	Dividend Rate	Value

Investment Company(a) – 3.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
26,040,624	5.248%	$26,040,624

(Cost $26,040,624)

TOTAL INVESTMENTS – 97.1% (Cost $733,996,992)		$823,929,923

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		24,966,693

NET ASSETS – 100.0%		$848,896,616

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	1,892,830	AUD	2,860,000	03/20/24	$(60,836)

	USD	2,526,561	CHF	2,190,000	03/20/24	(99,061)

	USD	832,212	DKK	5,720,000	03/20/24	(18,369)
	USD	8,546,733	EUR	7,880,000	03/20/24	(180,594)
	USD	3,737,284	GBP	2,970,000	03/20/24	(49,915)
	USD	526,780	HKD	4,110,000	03/20/24	(536)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	USD	97,885	ILS	360,000	03/20/24	$(1,793)
	USD	5,713,044	JPY	813,000,000	03/21/24	(127,035)
	USD	161,259	NOK	1,750,000	03/20/24	(11,293)
	USD	49,300	NZD	80,000	03/20/24	(1,283)
	USD	809,124	SEK	8,400,000	03/20/24	(26,355)
	USD	307,658	SGD	410,000	03/20/24	(4,163)

TOTAL						$(581,233)

FUTURES CONTRACTS — At December 31, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	203	03/19/24	$22,916,797	$723,095
S&P 500 E-Mini Index	82	03/15/24	19,762,000	594,963

TOTAL FUTURES CONTRACTS				$1,318,058

SWAP CONTRACTS — At December 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund		Termination Date	Notional Amount (000s)(a)	Unrealized Appreciation/ (Depreciation)*

12M GBP(b)	4.404	%(b)	09/12/33	GBP 370	$49,302

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2023.

(b) Payments made annually.

*  There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2023, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contract
Calls
BOVESPA Index MS & Co. Int. PLC		$130,847.400	02/14/2024	29	$379,457,460	$36,961	$18,173	$18,788

TOTAL				29	$379,457,460	$36,961	$18,173	$18,788

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,670.000	01/03/2024	(9)	$(4,203,000)	$(93,735)	$(20,001)	$ (73,734)
S&P 500 Index	4,750.000	01/10/2024	(9)	(4,275,000)	(43,695)	(15,465)	(28,230)
S&P 500 Index	4,900.000	01/17/2024	(8)	(3,920,000)	(5,000)	(12,712)	7,712
S&P 500 Index	4,900.000	01/24/2024	(8)	(3,920,000)	(9,320)	(13,592)	4,272
S&P 500 Index	4,565.000	01/31/2024	(1)	(456,500)	(23,850)	(4,099)	(19,751)
S&P 500 Index	4,675.000	01/31/2024	(1)	(467,500)	(14,215)	(4,479)	(9,736)
S&P 500 Index	4,710.000	01/31/2024	(2)	(942,000)	(22,990)	(7,765)	(15,225)
S&P 500 Index	4,715.000	01/31/2024	(2)	(943,000)	(22,110)	(7,100)	(15,010)
S&P 500 Index	4,725.000	01/31/2024	(2)	(945,000)	(20,790)	(6,799)	(13,991)
S&P 500 Index	4,785.000	01/31/2024	(1)	(478,500)	(6,465)	(2,759)	(3,706)
S&P 500 Index	4,895.000	01/31/2024	(7)	(3,426,500)	(13,335)	(15,603)	2,268
S&P 500 Index	4,900.000	01/31/2024	(7)	(3,430,000)	(12,530)	(14,693)	2,163
S&P 500 Index	4,905.000	01/31/2024	(7)	(3,433,500)	(12,250)	(13,853)	1,603
S&P 500 Index	4,910.000	01/31/2024	(8)	(3,928,000)	(13,080)	(15,772)	2,692
S&P 500 Index	4,915.000	01/31/2024	(7)	(3,440,500)	(10,220)	(12,243)	2,023
S&P 500 Index	4,775.000	02/29/2024	(1)	(477,500)	(10,935)	(4,199)	(6,736)
S&P 500 Index	4,835.000	02/29/2024	(1)	(483,500)	(7,465)	(3,634)	(3,831)
S&P 500 Index	4,965.000	02/29/2024	(4)	(1,986,000)	(10,360)	(13,916)	3,556

			(85)	$(41,156,000)	$(352,345)	$(188,684)	$(163,661)

Puts
S&P 500 Index	4,520.000	01/03/2024	(9)	(4,068,000)	(135)	(26,006)	25,871
S&P 500 Index	4,600.000	01/10/2024	(9)	(4,140,000)	(1,845)	(25,860)	24,015
S&P 500 Index	4,730.000	01/17/2024	(8)	(3,784,000)	(18,360)	(25,032)	6,672
S&P 500 Index	4,730.000	01/24/2024	(8)	(3,784,000)	(24,080)	(24,152)	72
S&P 500 Index	4,265.000	01/31/2024	(1)	(426,500)	(285)	(6,789)	6,504
S&P 500 Index	4,405.000	01/31/2024	(1)	(440,500)	(485)	(5,638)	5,153
S&P 500 Index	4,465.000	01/31/2024	(2)	(893,000)	(1,320)	(10,060)	8,740
S&P 500 Index	4,490.000	01/31/2024	(2)	(898,000)	(1,510)	(10,069)	8,559
S&P 500 Index	4,505.000	01/31/2024	(2)	(901,000)	(1,650)	(9,810)	8,160
S&P 500 Index	4,595.000	01/31/2024	(1)	(459,500)	(1,450)	(4,529)	3,079
S&P 500 Index	4,720.000	01/31/2024	(1)	(472,000)	(3,540)	(4,249)	709
S&P 500 Index	4,730.000	01/31/2024	(7)	(3,311,000)	(26,600)	(27,853)	1,253
S&P 500 Index	4,735.000	01/31/2024	(7)	(3,314,500)	(28,210)	(28,833)	623
S&P 500 Index	4,740.000	01/31/2024	(7)	(3,318,000)	(29,260)	(29,953)	693
S&P 500 Index	4,745.000	01/31/2024	(7)	(3,321,500)	(30,380)	(31,003)	623
S&P 500 Index	4,750.000	01/31/2024	(7)	(3,325,000)	(31,535)	(32,123)	588
S&P 500 Index	4,490.000	02/29/2024	(1)	(449,000)	(2,215)	(6,509)	4,294
S&P 500 Index	4,580.000	02/29/2024	(1)	(458,000)	(3,180)	(6,159)	2,979
S&P 500 Index	4,705.000	02/29/2024	(2)	(941,000)	(10,980)	(12,298)	1,318
S&P 500 Index	4,715.000	02/29/2024	(2)	(943,000)	(11,480)	(11,298)	(182)

			(85)	$(39,647,500)	$(228,500)	$(338,223)	$ 109,723

Total written option contracts			(170)	$(80,803,500)	$(580,845)	$(526,907)	$ (53,938)

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	112	$280,000	$196,000	$192,984	$ 3,016
3 Month SOFR	97.250	03/14/2025	271	677,500	221,881	496,253	(274,372)
3 Month SOFR	95.250	09/13/2024	50	125,000	98,125	200,253	(102,128)
3 Month SOFR	95.125	06/14/2024	55	137,500	64,969	194,271	(129,302)
3 Month SOFR	97.750	06/14/2024	428	1,070,000	29,425	645,054	(615,629)
3 Month SOFR	97.250	12/13/2024	301	752,500	165,550	485,571	(320,021)
3 Month SOFR	97.250	09/13/2024	156	390,000	42,900	207,725	(164,825)
3 Month SOFR	97.250	06/14/2024	105	262,500	10,500	100,930	(90,430)
3 Month SOFR	95.000	03/15/2024	100	250,000	33,125	292,804	(259,679)
3 Month SOFR	97.750	03/15/2024	484	1,210,000	9,075	666,821	(657,746)
3 Month SOFR	96.500	03/14/2025	110	275,000	169,125	186,265	(17,140)
3 Month SOFR	96.250	12/13/2024	104	260,000	139,100	163,731	(24,631)
3 Month SOFR	96.000	09/13/2024	90	225,000	87,750	127,874	(40,124)
3 Month SOFR	96.625	09/12/2025	105	262,500	206,719	195,307	11,412
3 Month SOFR	95.375	06/14/2024	12	30,000	9,825	44,101	(34,276)
3 Month SOFR	95.375	09/13/2024	12	30,000	21,075	48,937	(27,862)
3 Month SOFR	95.375	03/15/2024	12	30,000	1,725	38,209	(36,484)
3 Month SOFR	97.250	06/13/2025	232	580,000	250,850	287,217	(36,367)
3 Month SOFR	97.000	03/14/2025	178	445,000	182,450	236,263	(53,813)
3 Month SOFR	97.500	09/12/2025	266	665,000	266,000	299,867	(33,867)
3 Month SOFR	97.500	12/12/2025	246	615,000	259,837	295,771	(35,934)
3 Month SOFR	98.500	06/14/2024	394	985,000	17,238	58,827	(41,589)
3 Month SOFR	98.000	12/13/2024	198	495,000	54,450	40,059	14,391
3 Month SOFR	98.000	03/14/2025	131	327,500	54,038	41,241	12,797
3 Month SOFR	96.750	03/13/2026	58	145,000	112,737	94,385	18,352
3 Month SOFR	96.250	06/13/2025	47	117,500	106,925	86,471	20,454
3 Month SOFR	96.500	12/12/2025	49	122,500	110,556	88,414	22,142
3 Month SOFR	96.500	09/12/2025	52	130,000	111,475	88,521	22,954
3 Month SOFR	96.750	06/12/2026	60	150,000	118,500	93,139	25,361

TOTAL			4,418	$11,045,000	$3,151,925	$5,997,265	$(2,845,340)

Currency Abbreviations:
AUD —Australian Dollar
CHF —Swiss Franc
DKK —Denmark Krone
EUR —Euro
GBP —British Pound
HKD —Hong Kong Dollar
ILS —Israeli Shekel
JPY —Japanese Yen
NOK —Norwegian Krone
NZD —New Zealand Dollar
SEK —Swedish Krona
SGD —Singapore Dollar

USD —U.S. Dollar

Investment Abbreviations:
ETF —Exchange Traded Fund

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

Abbreviation:
MS & Co. Int. PLC —Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments December 31, 2023

Shares	Description	Value

Underlying Funds – 99.8%

Equity(a) – 59.5%
1,132,232	Goldman Sachs International Small Cap Insights Fund — Class R6	$13,813,223
954,672	Goldman Sachs Global Infrastructure Fund — Class R6	11,895,211
506,321	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	4,101,202
392,560	Goldman Sachs Global Real Estate Securities Fund — Class R6	3,858,868
99,554	Goldman Sachs MLP Energy Infrastructure Fund — Class R6	3,221,575
102,148	Goldman Sachs Emerging Markets Equity Fund — Class R6	2,198,225

		39,088,304

Exchange Traded Funds – 7.0%
79,015	iShares J.P. Morgan EM Local Currency Bond ETF	2,901,431
54,413	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	1,669,935

		4,571,366

Fixed Income(a) – 33.3%
844,918	Goldman Sachs Emerging Markets Debt Fund — Class R6	8,026,721
825,912	Goldman Sachs Inflation Protected Securities Fund — Class R6	7,945,276
699,848	Goldman Sachs High Yield Fund — Class R6	3,933,145

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – (continued)
218,499	Goldman Sachs High Yield Floating Rate Fund — Class R6	$1,944,636

		21,849,778

TOTAL UNDERLYING FUNDS – 99.8% (Cost $54,053,513)		$65,509,448

TOTAL INVESTMENTS – 99.8% (Cost $54,053,513)		$65,509,448

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		161,534

NET ASSETS – 100.0%		$65,670,982

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a) Represents an affiliated Issuer.

Investment Abbreviations:
ETF —Exchange Traded Fund
MLP —Master Limited Partnership

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities December 31, 2023

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Assets:

Investments in affiliated issuers, at value (cost $511,698,426 and $760,288,442, respectively)	$526,323,678	$816,936,408
Investments in unaffiliated issuers, at value (cost $899,660 and $1,127,487, respectively)	872,715	1,135,571
Purchased options, at value (premium paid $3,398,296 and $5,072,114, respectively)	1,771,942	2,676,594
Cash	8,432,523	12,270,506
Foreign currencies, at value (cost $0 and $12,318, respectively)	9,678	14,767
Variation margin on swaps contracts	5,080	6,551
Receivables:
Collateral on certain derivative contracts(a)	4,083,604	8,343,305
Interest and dividends	1,368,215	2,323,670
Portfolio shares sold	220,384	351,121
Investments sold	62,600	156,440
Reimbursement from investment adviser	33,810	35,105
Other assets	63,382	67,456

Total assets	543,247,611	844,317,494

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	364,391	652,307
Written option contracts, at value (premium received $161,377 and $396,399, respectively)	175,550	443,500
Variation margin on futures contracts	25,728	9,419
Payables:
Portfolio shares redeemed	798,968	500,549
Investments purchased	562,192	574,389
Due to broker	288,872	663,351
Management fees	67,082	104,866
Distribution and Service fees and Transfer Agency fees	52,347	107,885
Accrued expenses	136,996	139,908

Total liabilities	2,472,126	3,196,174

Net Assets:

Paid-in capital	541,624,799	768,968,482
Total distributable earnings (loss)	(849,314)	72,152,838

NET ASSETS	$540,775,485	$841,121,320
Net Assets:
Class A	$ 88,066,077	$242,238,949
Class C	2,801,248	5,856,945
Institutional	381,220,427	333,697,262
Service	350,672	1,723,065
Investor	2,966,555	13,017,139
Class R6	2,216,795	2,201,315
Class R	10,544,360	4,229,761
Class P	52,609,351	238,156,884
Total Net Assets	$540,775,485	$841,121,320
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,630,567	16,403,592
Class C	242,091	409,107
Institutional	33,046,852	22,519,947
Service	29,949	116,985
Investor	258,346	886,815
Class R6	192,059	148,632
Class R	918,352	289,221
Class P	4,558,743	16,083,509
Net asset value, offering and redemption price per share:(b)
Class A	$11.54	$14.77
Class C	11.57	14.32
Institutional	11.54	14.82
Service	11.71	14.73
Investor	11.48	14.68
Class R6	11.54	14.81
Class R	11.48	14.62
Class P	11.54	14.81

(a)	Segregated for initial margin and/or collateral as follows:
	Portfolio	Futures	Swaps	Forwards	Options

	Balanced Strategy	$936,567	$41,590	$480,000	$2,625,447
	Growth and Income Strategy	812,809	53,631	1,200,000	6,276,865

(b)	Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $12.21 and $15.63, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued) December 31, 2023

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Assets:
Investments in affiliated issuers, at value (cost $733,183,529 and $51,137,696, respectively)	$823,121,211	$ 62,608,017
Investments in unaffiliated issuers, at value (cost $813,463 and $2,915,817, respectively)	808,712	2,901,431
Purchased options, at value (premium paid $6,015,438 and $0, respectively)	3,188,886	—
Cash	11,974,038	176,466
Foreign currencies, at value (cost $28,903 and $0, respectively)	30,564	—
Variation margin on futures contracts	5,440	—
Variation margin on swaps contracts	4,975	—
Receivables:
Collateral on certain derivative contracts(a)	10,202,306	—
Interest and dividends	2,471,346	76,378
Portfolio shares sold	248,691	2,082
Investments sold	219,170	150,000
Reimbursement from investment adviser	36,559	30,830
Other assets	65,139	42,198

Total assets	852,377,037	65,987,402

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	581,233	—
Written option contracts, at value (premium received $526,907 and $0, respectively)	580,845	—
Payables:
Due to broker	918,531	—
Portfolio shares redeemed	700,612	112,094
Investments purchased	297,672	66,855
Distribution and Service fees and Transfer Agency fees	139,726	12,221
Management fees	106,282	6,920
Accrued expenses	155,520	118,330

Total liabilities	3,480,421	316,420

Net Assets:
Paid-in capital	723,796,847	75,873,253
Total distributable earnings (loss)	125,099,769	(10,202,271)

NET ASSETS	$848,896,616	$ 65,670,982
Net Assets:
Class A	$325,375,858	$ 27,810,663
Class C	12,068,176	515,283
Institutional	211,831,163	26,626,521
Service	2,276,912	123,140
Investor	12,555,627	8,014,361
Class R6	8,210,928	606,276
Class R	6,350,468	469,140
Class P	270,227,484	1,505,598
Total Net Assets	$848,896,616	$ 65,670,982
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	18,205,280	3,577,099
Class C	656,565	66,068
Institutional	11,859,967	3,436,927
Service	127,797	15,849
Investor	714,301	1,034,330
Class R6	459,591	78,158
Class R	367,674	60,537
Class P	15,122,749	193,958
Net asset value, offering and redemption price per share:(b)
Class A	$17.87	$7.77
Class C	18.38	7.80
Institutional	17.86	7.75
Service	17.82	7.77
Investor	17.58	7.75
Class R6	17.87	7.76
Class R	17.27	7.75
Class P	17.87	7.76

(a)	Segregated for initial margin and/or collateral as follows:
	Portfolio	Futures	Swaps	Forwards	Options

	Growth Strategy	$487,907	$40,490	$1,080,000	$8,593,909

(b)	Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $18.91 and $8.22, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations For the Fiscal Year Ended December 31, 2023

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Investment Income:

Dividends — affiliated issuers	$13,709,849	$ 19,441,424
Interest	93,526	162,691
Dividends — unaffiliated issuers	9,358	12,252

Total investment income	13,812,733	19,616,367

Expenses:

Management fees	771,563	1,223,477
Transfer Agency fees(a)	319,928	594,368
Distribution and Service (12b-1) fees(a)	292,587	659,167
Registration fees	126,151	126,488
Professional fees	102,542	102,125
Custody, accounting and administrative services	67,989	69,238
Printing and mailing costs	67,432	87,096
Trustee fees	22,092	22,502
Service fees — Class C	8,115	15,944
Shareholder meeting expense	3,785	9,740
Shareholder Administration fees — Service Class	829	4,538
Other	20,425	23,723

Total expenses	1,803,438	2,938,406

Less — expense reductions	(385,574)	(397,913)

Net expenses	1,417,864	2,540,493

NET INVESTMENT INCOME	12,394,869	17,075,874

Realized and unrealized gain (loss):

Capital Gains Distributions	1,470,940	3,495,556
Net realized gain (loss) from:
Investments — unaffiliated issuers	417,419	412,350
Investments — affiliated issuers	(7,966,879)	25,721,613
Purchased options	(1,873,438)	(3,230,296)
Futures contracts	2,489,290	4,034,942
Written options	(576,090)	(1,286,587)
Swap contracts	25,704	28,074
Forward foreign currency exchange contracts	(20,413)	251,858
Foreign currency transactions	1,320	1,998
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	50,655,631	61,841,135
Investments — unaffiliated issuers	(26,945)	8,084
Purchased options	696,486	1,541,844
Futures contracts	2,361,986	3,532,807
Written options	9,034	(16,135)
Swap contracts	50,635	65,292
Forward foreign currency exchange contracts	262,028	368,448
Foreign currency translation	(5,022)	(6,004)

Net realized and unrealized gain	47,971,686	96,764,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$60,366,555	$113,840,853

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	$219,285	$24,344	$829	$48,129	$136,006	$5,033	$144,242	$133	$4,659	$650	$14,901	$14,304
Growth and Income Strategy	585,453	47,832	4,538	21,344	362,911	9,899	131,948	726	13,049	647	6,626	68,562

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued) For the Fiscal Year Ended December 31, 2023

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Investment Income:

Dividends — affiliated issuers	$ 16,766,931	$2,673,347
Interest	186,370	—
Dividends — unaffiliated issuers	8,841	38,841

Total investment income	16,962,142	2,712,188

Expenses:

Management fees	1,209,427	92,685
Distribution and Service (12b-1) fees	908,543	83,148
Transfer Agency fees	692,066	75,624
Registration fees	122,113	108,759
Professional fees	102,240	94,509
Printing and mailing costs	101,403	54,940
Custody, accounting and administrative services	65,491	64,540
Service fees — Class C	33,270	1,975
Trustee fees	22,491	21,502
Shareholder meeting expense	15,916	2,831
Shareholder Administration fees — Service Class	5,522	293
Other	23,214	4,361

Total expenses	3,301,696	605,167

Less — expense reductions	(404,831)	(341,309)

Net expenses	2,896,865	263,858

NET INVESTMENT INCOME	14,065,277	2,448,330

Realized and unrealized gain (loss):

Capital Gains Distributions	4,743,788	—
Net realized gain (loss) from:
Investments — unaffiliated issuers	395,175	151,452
Investments — affiliated issuers	40,744,824	1,378,787
Purchased options	(3,593,222)	—
Futures contracts	3,122,578	—
Written options	(1,764,818)	—
Swap contracts	19,898	—
Forward foreign currency exchange contracts	810,119	—
Foreign currency transactions	1,227	—
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	66,582,609	3,114,190
Investments — unaffiliated issuers	(4,751)	(14,386)
Purchased options	1,581,466	—
Futures contracts	3,875,623	—
Written options	(32,485)	—
Swap contracts	49,302	—
Forward foreign currency exchange contracts	288,068	—
Foreign currency translation	(3,845)	—

Net realized and unrealized gain	116,815,556	4,630,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,880,833	$7,078,373

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Strategy	$773,624	$99,809	$5,522	$29,588	$479,418	$20,642	$81,316	$884	$23,558	$2,295	$9,169	$74,784
Satellite Strategies	74,762	5,924	293	2,169	46,424	1,231	12,758	47	13,646	420	673	425

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 12,394,869	$ 12,153,046	$ 17,075,874	$ 19,216,372

Net realized gain (loss)	(6,032,147)	(862,926)	29,429,508	4,163,684
Net change in unrealized gain (loss)	54,003,833	(95,337,735)	67,335,471	(178,489,949)

Net increase (decrease) in net assets resulting from operations	60,366,555	(84,047,615)	113,840,853	(155,109,893)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,613,472)	(4,400,604)	(4,013,808)	(12,343,223)
Class C Shares	(32,788)	(158,372)	(60,972)	(324,426)
Institutional Shares	(8,025,319)	(18,338,640)	(6,792,467)	(18,820,149)
Service Shares	(5,646)	(15,352)	(28,117)	(100,257)
Investor Shares	(63,769)	(167,144)	(177,199)	(418,773)
Class R6 Shares	(48,212)	(88,959)	(44,882)	(103,053)
Class R Shares	(159,345)	(410,355)	(61,789)	(246,281)
Class P Shares	(1,056,728)	(2,835,170)	(4,779,236)	(12,522,135)

Total distributions to shareholders	(11,005,279)	(26,414,596)	(15,958,470)	(44,878,297)

From share transactions:

Proceeds from sales of shares	97,664,775	170,273,887	76,142,659	95,930,879

Reinvestment of distributions	10,906,522	26,137,542	15,672,675	43,940,192
Cost of shares redeemed	(138,801,761)	(181,426,260)	(150,223,039)	(167,867,951)

Net increase (decrease) in net assets resulting from share transactions	(30,230,464)	14,985,169	(58,407,705)	(27,996,880)

TOTAL INCREASE (DECREASE)	19,130,812	(95,477,042)	39,474,678	(227,985,070)

Net assets:

Beginning of year	521,644,673	617,121,715	801,646,642	1,029,631,712

End of year	$ 540,775,485	$ 521,644,673	$ 841,121,320	$ 801,646,642

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 14,065,277	$ 17,272,450	$ 2,448,330	$ 3,217,506

Net realized gain (loss)	44,479,569	7,690,984	1,530,239	(752,455)
Net change in unrealized gain (loss)	72,335,987	(188,907,020)	3,099,804	(20,810,185)

Net increase (decrease) in net assets resulting from operations	130,880,833	(163,943,586)	7,078,373	(18,345,134)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(4,434,221)	(15,373,283)	(971,796)	(1,170,343)
Class C Shares	(53,034)	(567,562)	(16,043)	(29,229)
Institutional Shares	(3,637,458)	(10,734,735)	(1,093,310)	(1,582,785)
Service Shares	(28,354)	(91,284)	(3,908)	(3,832)
Investor Shares	(198,980)	(615,276)	(307,274)	(391,446)
Class R6 Shares	(139,776)	(401,167)	(37,745)	(70,564)
Class R Shares	(76,107)	(286,460)	(13,505)	(14,936)
Class P Shares	(4,636,157)	(12,785,087)	(54,349)	(52,508)
Return of capital:
Class A Shares	—	—	(35,076)	(67,092)
Class C Shares	—	—	(579)	(1,676)
Institutional Shares	—	—	(39,463)	(90,736)
Service Shares	—	—	(141)	(220)
Investor Shares	—	—	(11,091)	(22,440)
Class R6 Shares	—	—	(1,362)	(4,045)
Class R Shares	—	—	(487)	(856)
Class P Shares	—	—	(1,962)	(3,010)

Total distributions to shareholders	(13,204,087)	(40,854,854)	(2,588,091)	(3,505,718)

From share transactions:

Proceeds from sales of shares	76,297,975	114,987,141	2,733,084	6,516,757
Reinvestment of distributions	12,846,013	39,590,085	2,397,886	3,230,183
Cost of shares redeemed	(120,204,973)	(151,112,511)	(28,351,552)	(30,497,924)

Net increase (decrease) in net assets resulting from share transactions	(31,060,985)	3,464,715	(23,220,582)	(20,750,984)

TOTAL INCREASE (DECREASE)	86,615,761	(201,333,725)	(18,730,300)	(42,601,836)

Net assets:

Beginning of year	762,280,855	963,614,580	84,401,282	127,003,118

End of year	$ 848,896,616	$ 762,280,855	$ 65,670,982	$ 84,401,282

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.49	$12.82	$12.64	$11.64	$10.32

Net investment income(a)(b)	0.23	0.22	0.24	0.20	0.20

Net realized and unrealized gain (loss)	1.02	(2.02)	0.71	1.04	1.37

Total from investment operations	1.25	(1.80)	0.95	1.24	1.57

Distributions to shareholders from net investment income	(0.20)	(0.39)	(0.34)	(0.24)	(0.25)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.20)	(0.53)	(0.77)	(0.24)	(0.25)

Net asset value, end of year	$11.54	$10.49	$12.82	$12.64	$11.64

Total return(c)	12.07%	(14.09)%	7.53%	10.71%	15.24%

Net assets, end of year (in 000s)	$88,066	$88,939	$113,820	$110,057	$106,285

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets(d)	0.63%	0.63%	0.61%	0.64%	0.67%

Ratio of net investment income to average net assets(b)	2.12%	1.91%	1.84%	1.71%	1.76%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.51	$12.83	$12.67	$11.66	$10.34

Net investment income(a)(b)	0.14	0.11	0.12	0.10	0.10

Net realized and unrealized gain (loss)	1.03	(1.99)	0.73	1.06	1.38

Total from investment operations	1.17	(1.88)	0.85	1.16	1.48

Distributions to shareholders from net investment income	(0.11)	(0.30)	(0.26)	(0.15)	(0.16)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.11)	(0.44)	(0.69)	(0.15)	(0.16)

Net asset value, end of year	$11.57	$10.51	$12.83	$12.67	$11.66

Total return(c)	11.24%	(14.70)%	6.73%	9.90%	14.30%

Net assets, end of year (in 000s)	$2,801	$3,740	$6,678	$9,575	$10,978

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.31%	1.32%	1.33%

Ratio of total expenses to average net assets(d)	1.38%	1.38%	1.36%	1.39%	1.42%

Ratio of net investment income to average net assets(b)	1.31%	0.98%	0.91%	0.86%	0.93%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.49	$12.81	$12.63	$11.64	$10.32

Net investment income(a)(b)	0.27	0.27	0.29	0.25	0.25

Net realized and unrealized gain (loss)	1.02	(2.02)	0.71	1.02	1.36

Total from investment operations	1.29	(1.75)	1.00	1.27	1.61

Distributions to shareholders from net investment income	(0.24)	(0.43)	(0.39)	(0.28)	(0.29)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.24)	(0.57)	(0.82)	(0.28)	(0.29)

Net asset value, end of year	$11.54	$10.49	$12.81	$12.63	$11.64

Total return(c)	12.48%	(13.69)%	7.93%	11.05%	15.68%

Net assets, end of year (in 000s)	$381,220	$355,310	$426,392	$388,941	$351,189

Ratio of net expenses to average net assets(d)	0.19%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.27%	0.27%	0.25%	0.26%	0.28%

Ratio of net investment income to average net assets(b)	2.49%	2.31%	2.23%	2.12%	2.19%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.64	$12.99	$12.79	$11.78	$10.45

Net investment income(a)(b)	0.22	0.21	0.22	0.16	0.17

Net realized and unrealized gain (loss)	1.04	(2.05)	0.73	1.07	1.39

Total from investment operations	1.26	(1.84)	0.95	1.23	1.56

Distributions to shareholders from net investment income	(0.19)	(0.37)	(0.32)	(0.22)	(0.23)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.19)	(0.51)	(0.75)	(0.22)	(0.23)

Net asset value, end of year	$11.71	$10.64	$12.99	$12.79	$11.78

Total return(c)	11.94%	(14.18)%	7.44%	10.52%	14.99%

Net assets, end of year (in 000s)	$351	$319	$388	$421	$532

Ratio of net expenses to average net assets(d)	0.69%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.77%	0.77%	0.75%	0.77%	0.78%

Ratio of net investment income to average net assets(b)	2.00%	1.82%	1.67%	1.38%	1.47%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.44	$12.76	$12.58	$11.59	$10.28

Net investment income(a)(b)	0.26	0.23	0.28	0.33	0.23

Net realized and unrealized gain (loss)	1.01	(1.99)	0.70	0.93	1.36

Total from investment operations	1.27	(1.76)	0.98	1.26	1.59

Distributions to shareholders from net investment income	(0.23)	(0.42)	(0.37)	(0.27)	(0.28)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.23)	(0.56)	(0.80)	(0.27)	(0.28)

Net asset value, end of year	$11.48	$10.44	$12.76	$12.58	$11.59

Total return(c)	12.32%	(13.79)%	7.75%	10.97%	15.49%

Net assets, end of year (in 000s)	$2,967	$3,110	$5,430	$7,594	$3,663

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.31%	0.32%	0.33%

Ratio of total expenses to average net assets(d)	0.38%	0.38%	0.36%	0.39%	0.42%

Ratio of net investment income to average net assets(b)	2.36%	2.01%	2.13%	2.78%	2.07%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.50	$12.82	$12.63	$11.64	$10.32

Net investment income(a)(b)	0.27	0.37	0.21	0.23	0.23

Net realized and unrealized gain (loss)	1.02	(2.12)	0.79	1.05	1.38

Total from investment operations	1.29	(1.75)	1.00	1.28	1.61

Distributions to shareholders from net investment income	(0.25)	(0.43)	(0.38)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.25)	(0.57)	(0.81)	(0.29)	(0.29)

Net asset value, end of year	$11.54	$10.50	$12.82	$12.63	$11.64

Total return(c)	12.38%	(13.66)%	8.00%	11.06%	15.70%

Net assets, end of year (in 000s)	$2,217	$2,061	$277	$1,449	$1,766

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.24%	0.26%	0.27%

Ratio of net investment income to average net assets(b)	2.50%	3.28%	1.64%	1.89%	2.04%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.44	$12.76	$12.58	$11.59	$10.28

Net investment income(a)(b)	0.21	0.19	0.22	0.16	0.18

Net realized and unrealized gain (loss)	1.01	(2.01)	0.70	1.04	1.35

Total from investment operations	1.22	(1.82)	0.92	1.20	1.53

Distributions to shareholders from net investment income	(0.18)	(0.36)	(0.31)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.18)	(0.50)	(0.74)	(0.21)	(0.22)

Net asset value, end of year	$11.48	$10.44	$12.76	$12.58	$11.59

Total return(c)	11.77%	(14.30)%	7.32%	10.39%	14.94%

Net assets, end of year (in 000s)	$10,544	$8,693	$10,837	$9,435	$10,241

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.81%	0.82%	0.83%

Ratio of total expenses to average net assets(d)	0.88%	0.88%	0.86%	0.90%	0.92%

Ratio of net investment income to average net assets(b)	1.90%	1.67%	1.65%	1.40%	1.61%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Balanced Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.49	$12.82	$12.64	$11.64	$10.32

Net investment income(a)(b)	0.27	0.28	0.29	0.25	0.24

Net realized and unrealized gain (loss)	1.03	(2.04)	0.71	1.04	1.37

Total from investment operations	1.30	(1.76)	1.00	1.29	1.61

Distributions to shareholders from net investment income	(0.25)	(0.43)	(0.39)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—	(0.14)	(0.43)	—	—

Total distributions	(0.25)	(0.57)	(0.82)	(0.29)	(0.29)

Net asset value, end of period	$11.54	$10.49	$12.82	$12.64	$11.64

Total return(c)	12.49%	(13.75)%	7.94%	11.15%	15.69%

Net assets, end of period (in 000s)	$52,609	$59,472	$53,299	$41,545	$42,118

Ratio of net expenses to average net assets(d)	0.18%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.26%	0.26%	0.24%	0.25%	0.27%

Ratio of net investment income to average net assets(b)	2.50%	2.46%	2.24%	2.10%	2.17%

Portfolio turnover rate(e)	40%	30%	9%	19%	55%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.10	$16.35	$15.51	$14.26	$12.26

Net investment income(a)(b)	0.26	0.28	0.36	0.20	0.22

Net realized and unrealized gain (loss)	1.65	(2.80)	1.53	1.54	2.06

Total from investment operations	1.91	(2.52)	1.89	1.74	2.28

Distributions to shareholders from net investment income	(0.24)	(0.50)	(0.53)	(0.23)	(0.28)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.24)	(0.73)	(1.05)	(0.49)	(0.28)

Net asset value, end of year	$14.77	$13.10	$16.35	$15.51	$14.26

Total return(c)	14.70%	(15.50)%	12.27%	12.29%	18.60%

Net assets, end of year (in 000s)	$242,239	$228,850	$297,996	$293,868	$286,721

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets(d)	0.61%	0.61%	0.59%	0.62%	0.64%

Ratio of net investment income to average net assets(b)	1.85%	1.94%	2.15%	1.38%	1.65%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.70	$15.88	$15.12	$13.92	$11.98

Net investment income(a)(b)	0.14	0.15	0.20	0.06	0.09

Net realized and unrealized gain (loss)	1.61	(2.71)	1.53	1.53	2.04

Total from investment operations	1.75	(2.56)	1.73	1.59	2.13

Distributions to shareholders from net investment income	(0.13)	(0.39)	(0.45)	(0.13)	(0.19)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.13)	(0.62)	(0.97)	(0.39)	(0.19)

Net asset value, end of year	$14.32	$12.70	$15.88	$15.12	$13.92

Total return(c)	13.88%	(16.16)%	11.44%	11.44%	17.78%

Net assets, end of year (in 000s)	$5,857	$6,766	$10,130	$13,454	$19,069

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.31%	1.32%	1.33%

Ratio of total expenses to average net assets(d)	1.36%	1.36%	1.34%	1.37%	1.39%

Ratio of net investment income to average net assets(b)	1.04%	1.08%	1.23%	0.45%	0.66%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.14	$16.40	$15.56	$14.31	$12.29

Net investment income(a)(b)	0.31	0.33	0.44	0.25	0.27

Net realized and unrealized gain (loss)	1.66	(2.81)	1.52	1.54	2.08

Total from investment operations	1.97	(2.48)	1.96	1.79	2.35

Distributions to shareholders from net investment income	(0.29)	(0.55)	(0.60)	(0.28)	(0.33)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.29)	(0.78)	(1.12)	(0.54)	(0.33)

Net asset value, end of year	$14.82	$13.14	$16.40	$15.56	$14.31

Total return(c)	15.14%	(15.19)%	12.64%	12.68%	19.17%

Net assets, end of year (in 000s)	$333,697	$331,731	$443,099	$364,206	$371,610

Ratio of net expenses to average net assets(d)	0.20%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.24%	0.24%	0.23%	0.24%	0.25%

Ratio of net investment income to average net assets(b)	2.20%	2.29%	2.65%	1.77%	2.01%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.06	$16.30	$15.48	$14.23	$12.23

Net investment income(a)(b)	0.23	0.25	0.34	0.16	0.21

Net realized and unrealized gain (loss)	1.66	(2.78)	1.51	1.56	2.05

Total from investment operations	1.89	(2.53)	1.85	1.72	2.26

Distributions to shareholders from net investment income	(0.22)	(0.48)	(0.51)	(0.21)	(0.26)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.22)	(0.71)	(1.03)	(0.47)	(0.26)

Net asset value, end of year	$14.73	$13.06	$16.30	$15.48	$14.23

Total return(c)	14.58%	(15.61)%	12.03%	12.18%	18.51%

Net assets, end of year (in 000s)	$1,723	$1,851	$2,755	$2,669	$2,920

Ratio of net expenses to average net assets(d)	0.70%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.74%	0.74%	0.73%	0.74%	0.75%

Ratio of net investment income to average net assets(b)	1.69%	1.75%	2.07%	1.17%	1.53%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.02	$16.26	$15.44	$14.19	$12.20

Net investment income(a)(b)	0.32	0.32	0.41	0.23	0.26

Net realized and unrealized gain (loss)	1.62	(2.80)	1.51	1.54	2.04

Total from investment operations	1.94	(2.48)	1.92	1.77	2.30

Distributions to shareholders from net investment income	(0.28)	(0.53)	(0.58)	(0.26)	(0.31)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.28)	(0.76)	(1.10)	(0.52)	(0.31)

Net asset value, end of year	$14.68	$13.02	$16.26	$15.44	$14.19

Total return(c)	15.01%	(15.30)%	12.48%	12.64%	18.91%

Net assets, end of year (in 000s)	$13,017	$7,459	$8,948	$7,997	$7,670

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.31%	0.32%	0.33%

Ratio of total expenses to average net assets(d)	0.36%	0.36%	0.34%	0.37%	0.39%

Ratio of net investment income to average net assets(b)	2.28%	2.24%	2.50%	1.64%	1.92%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.14	$16.40	$15.55	$14.30	$12.29

Net investment income(a)(b)	0.31	0.43	0.32	0.22	0.26

Net realized and unrealized gain (loss)	1.65	(2.91)	1.64	1.57	2.08

Total from investment operations	1.96	(2.48)	1.96	1.79	2.34

Distributions to shareholders from net investment income	(0.29)	(0.55)	(0.59)	(0.28)	(0.33)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.29)	(0.78)	(1.11)	(0.54)	(0.33)

Net asset value, end of year	$14.81	$13.14	$16.40	$15.55	$14.30

Total return(c)	15.08%	(15.17)%	12.69%	12.70%	19.10%

Net assets, end of year (in 000s)	$2,201	$2,162	$923	$4,694	$6,300

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.23%	0.23%	0.22%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	2.23%	3.02%	1.94%	1.59%	1.92%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.97	$16.20	$15.39	$14.15	$12.17

Net investment income(a)(b)	0.21	0.25	0.31	0.16	0.20

Net realized and unrealized gain (loss)	1.64	(2.79)	1.52	1.53	2.02

Total from investment operations	1.85	(2.54)	1.83	1.69	2.22

Distributions to shareholders from net investment income	(0.20)	(0.46)	(0.50)	(0.19)	(0.24)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.20)	(0.69)	(1.02)	(0.45)	(0.24)

Net asset value, end of year	$14.62	$12.97	$16.20	$15.39	$14.15

Total return(c)	14.39%	(15.73)%	11.94%	12.05%	18.30%

Net assets, end of year (in 000s)	$4,230	$4,346	$5,579	$5,270	$4,991

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.81%	0.82%	0.83%

Ratio of total expenses to average net assets(d)	0.86%	0.86%	0.84%	0.87%	0.89%

Ratio of net investment income to average net assets(b)	1.57%	1.75%	1.87%	1.15%	1.46%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth and Income Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$13.13	$16.39	$15.55	$14.30	$12.29

Net investment income(a)(b)	0.31	0.34	0.44	0.26	0.29

Net realized and unrealized gain (loss)	1.66	(2.82)	1.52	1.53	2.05

Total from investment operations	1.97	(2.48)	1.96	1.79	2.34

Distributions to shareholders from net investment income	(0.29)	(0.55)	(0.60)	(0.28)	(0.33)

Distributions to shareholders from net realized gains	—	(0.23)	(0.52)	(0.26)	—

Total distributions	(0.29)	(0.78)	(1.12)	(0.54)	(0.33)

Net asset value, end of year	$14.81	$13.13	$16.39	$15.55	$14.30

Total return(c)	15.17%	(15.19)%	12.66%	12.70%	19.10%

Net assets, end of year (in 000s)	$238,157	$218,480	$260,202	$228,953	$212,702

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.23%	0.23%	0.22%	0.23%	0.24%

Ratio of net investment income to average net assets(b)	2.23%	2.38%	2.62%	1.80%	2.12%

Portfolio turnover rate(e)	48%	29%	8%	13%	61%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.44	$19.62	$17.88	$16.18	$13.73

Net investment income(a)(b)	0.26	0.32	0.47	0.19	0.25

Net realized and unrealized gain (loss)	2.42	(3.68)	2.49	2.07	2.80

Total from investment operations	2.68	(3.36)	2.96	2.26	3.05

Distributions to shareholders from net investment income	(0.25)	(0.56)	(0.70)	(0.21)	(0.32)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.25)	(0.82)	(1.22)	(0.56)	(0.60)

Net asset value, end of year	$17.87	$15.44	$19.62	$17.88	$16.18

Total return(c)	17.33%	(17.14)%	16.54%	13.96%	22.24%

Net assets, end of year (in 000s)	$325,376	$297,896	$387,436	$353,363	$338,384

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets(d)	0.61%	0.61%	0.60%	0.64%	0.65%

Ratio of net investment income to average net assets(b)	1.54%	1.87%	2.40%	1.18%	1.61%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.85	$20.09	$18.27	$16.51	$13.98

Net investment income(a)(b)	0.12	0.18	0.29	0.05	0.10

Net realized and unrealized gain (loss)	2.49	(3.74)	2.57	2.11	2.87

Total from investment operations	2.61	(3.56)	2.86	2.16	2.97

Distributions to shareholders from net investment income	(0.08)	(0.42)	(0.52)	(0.05)	(0.16)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.08)	(0.68)	(1.04)	(0.40)	(0.44)

Net asset value, end of year	$18.38	$15.85	$20.09	$18.27	$16.51

Total return(c)	16.47%	(17.76)%	15.67%	13.10%	21.31%

Net assets, end of year (in 000s)	$12,068	$13,496	$19,334	$22,590	$29,424

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.31%	1.32%	1.33%

Ratio of total expenses to average net assets(d)	1.36%	1.36%	1.35%	1.39%	1.40%

Ratio of net investment income to average net assets(b)	0.71%	1.03%	1.44%	0.28%	0.64%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.42	$19.61	$17.86	$16.17	$13.72

Net investment income(a)(b)	0.32	0.38	0.57	0.25	0.24

Net realized and unrealized gain (loss)	2.43	(3.68)	2.47	2.06	2.87

Total from investment operations	2.75	(3.30)	3.04	2.31	3.11

Distributions to shareholders from net investment income	(0.31)	(0.63)	(0.77)	(0.27)	(0.38)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.31)	(0.89)	(1.29)	(0.62)	(0.66)

Net asset value, end of year	$17.86	$15.42	$19.61	$17.86	$16.17

Total return(c)	17.83%	(16.87)%	17.03%	14.29%	22.77%

Net assets, end of year (in 000s)	$211,831	$195,963	$249,377	$169,166	$147,389

Ratio of net expenses to average net assets(d)	0.20%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.25%	0.24%	0.23%	0.26%	0.26%

Ratio of net investment income to average net assets(b)	1.91%	2.24%	2.88%	1.58%	1.59%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.39	$19.56	$17.83	$16.13	$13.69

Net investment income(a)(b)	0.23	0.29	0.46	0.15	0.22

Net realized and unrealized gain (loss)	2.42	(3.66)	2.46	2.08	2.80

Total from investment operations	2.65	(3.37)	2.92	2.23	3.02

Distributions to shareholders from net investment income	(0.22)	(0.54)	(0.67)	(0.18)	(0.30)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.22)	(0.80)	(1.19)	(0.53)	(0.58)

Net asset value, end of year	$17.82	$15.39	$19.56	$17.83	$16.13

Total return(c)	17.23%	(17.27)%	16.41%	13.81%	22.10%

Net assets, end of year (in 000s)	$2,277	$1,764	$2,413	$2,120	$2,266

Ratio of net expenses to average net assets(d)	0.70%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.75%	0.74%	0.73%	0.76%	0.77%

Ratio of net investment income to average net assets(b)	1.41%	1.70%	2.36%	0.94%	1.47%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.18	$19.29	$17.60	$15.93	$13.53

Net investment income(a)(b)	0.28	0.34	0.75	0.22	0.28

Net realized and unrealized gain (loss)	2.40	(3.60)	2.21	2.05	2.76

Total from investment operations	2.68	(3.26)	2.96	2.27	3.04

Distributions to shareholders from net investment income	(0.28)	(0.59)	(0.75)	(0.25)	(0.36)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.28)	(0.85)	(1.27)	(0.60)	(0.64)

Net asset value, end of year	$17.58	$15.18	$19.29	$17.60	$15.93

Total return(c)	17.67%	(16.92)%	16.86%	14.24%	22.50%

Net assets, end of year (in 000s)	$12,556	$10,006	$13,836	$7,004	$7,204

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.31%	0.32%	0.33%

Ratio of total expenses to average net assets(d)	0.36%	0.36%	0.35%	0.39%	0.40%

Ratio of net investment income to average net assets(b)	1.73%	2.02%	3.83%	1.38%	1.85%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.43	$19.62	$17.87	$16.17	$13.72

Net investment income(a)(b)	0.32	0.42	0.55	0.21	0.31

Net realized and unrealized gain (loss)	2.43	(3.72)	2.49	2.11	2.80

Total from investment operations	2.75	(3.30)	3.04	2.32	3.11

Distributions to shareholders from net investment income	(0.31)	(0.63)	(0.77)	(0.27)	(0.38)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.31)	(0.89)	(1.29)	(0.62)	(0.66)

Net asset value, end of year	$17.87	$15.43	$19.62	$17.87	$16.17

Total return(c)	17.76%	(16.85)%	17.02%	14.35%	22.72%

Net assets, end of year (in 000s)	$8,211	$7,255	$6,263	$6,792	$7,554

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.24%	0.24%	0.22%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	1.92%	2.48%	2.79%	1.31%	2.00%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$14.93	$19.01	$17.36	$15.74	$13.37

Net investment income(a)(b)	0.21	0.26	0.44	0.15	0.20

Net realized and unrealized gain (loss)	2.34	(3.56)	2.39	1.99	2.73

Total from investment operations	2.55	(3.30)	2.83	2.14	2.93

Distributions to shareholders from net investment income	(0.21)	(0.52)	(0.66)	(0.17)	(0.28)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.21)	(0.78)	(1.18)	(0.52)	(0.56)

Net asset value, end of year	$17.27	$14.93	$19.01	$17.36	$15.74

Total return(c)	17.07%	(17.38)%	16.31%	13.61%	21.98%

Net assets, end of year (in 000s)	$6,350	$5,492	$7,788	$6,353	$6,400

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.81%	0.82%	0.83%

Ratio of total expenses to average net assets(d)	0.86%	0.86%	0.85%	0.89%	0.90%

Ratio of net investment income to average net assets(b)	1.31%	1.58%	2.31%	0.94%	1.36%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Growth Strategy Portfolio

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$15.43	$19.62	$17.87	$16.17	$13.72

Net investment income(a)(b)	0.32	0.39	0.59	0.26	0.32

Net realized and unrealized gain (loss)	2.43	(3.69)	2.45	2.06	2.79

Total from investment operations	2.75	(3.30)	3.04	2.32	3.11

Distributions to shareholders from net investment income	(0.31)	(0.63)	(0.77)	(0.27)	(0.38)

Distributions to shareholders from net realized gains	—	(0.26)	(0.52)	(0.35)	(0.28)

Total distributions	(0.31)	(0.89)	(1.29)	(0.62)	(0.66)

Net asset value, end of year	$17.87	$15.43	$19.62	$17.87	$16.17

Total return(c)	17.83%	(16.85)%	17.03%	14.36%	22.72%

Net assets, end of year (in 000s)	$270,227	$230,411	$277,169	$207,786	$183,763

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.24%	0.23%	0.22%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	1.93%	2.26%	2.98%	1.62%	2.08%

Portfolio turnover rate(e)	67%	27%	5%	8%	69%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.32	$8.95	$8.56	$8.45	$7.38

Net investment income(a)(b)	0.24	0.23	0.22	0.15	0.27

Net realized and unrealized gain (loss)	0.48	(1.59)	0.48	0.11	1.08

Total from investment operations	0.72	(1.36)	0.70	0.26	1.35

Distributions to shareholders from net investment income	(0.26)	(0.26)	(0.31)	(0.15)	(0.28)

Distributions to shareholders from return of capital	(0.01)	(0.01)	— (c)	—	—

Total distributions	(0.27)	(0.27)	(0.31)	(0.15)	(0.28)

Net asset value, end of year	$7.77	$7.32	$8.95	$8.56	$8.45

Total return(d)	9.96%	(15.19)%	8.20%	3.40%	18.38%

Net assets, end of year (in 000s)	$27,811	$32,203	$46,066	$46,265	$46,921

Ratio of net expenses to average net assets(e)	0.54%	0.54%	0.54%	0.55%	0.56%

Ratio of total expenses to average net assets(e)	1.00%	0.88%	0.75%	0.75%	0.66%

Ratio of net investment income to average net assets(b)	3.15%	2.95%	2.42%	1.90%	3.30%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.33	$8.95	$8.54	$8.42	$7.34

Net investment income(a)(b)	0.15	0.15	0.12	0.07	0.16

Net realized and unrealized gain (loss)	0.52	(1.57)	0.51	0.13	1.12

Total from investment operations	0.67	(1.42)	0.63	0.20	1.28

Distributions to shareholders from net investment income	(0.19)	(0.19)	(0.22)	(0.08)	(0.20)

Distributions to shareholders from return of capital	(0.01)	(0.01)	— (c)	—	—

Total distributions	(0.20)	(0.20)	(0.22)	(0.08)	(0.20)

Net asset value, end of year	$7.80	$7.33	$8.95	$8.54	$8.42

Total return(d)	9.26%	(15.83)%	7.39%	2.59%	17.55%

Net assets, end of year (in 000s)	$515	$1,014	$2,209	$5,772	$16,235

Ratio of net expenses to average net assets(e)	1.29%	1.29%	1.28%	1.30%	1.31%

Ratio of total expenses to average net assets(e)	1.74%	1.62%	1.49%	1.49%	1.40%

Ratio of net investment income to average net assets(b)	2.02%	1.87%	1.33%	0.95%	2.01%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.29	$8.92	$8.54	$8.43	$7.36

Net investment income(a)(b)	0.25	0.26	0.23	0.17	0.27

Net realized and unrealized gain (loss)	0.51	(1.59)	0.49	0.12	1.11

Total from investment operations	0.76	(1.33)	0.72	0.29	1.38

Distributions to shareholders from net investment income	(0.29)	(0.28)	(0.34)	(0.18)	(0.31)

Distributions to shareholders from return of capital	(0.01)	(0.02)	— (c)	—	—

Total distributions	(0.30)	(0.30)	(0.34)	(0.18)	(0.31)

Net asset value, end of year	$7.75	$7.29	$8.92	$8.54	$8.43

Total return(d)	10.55%	(14.92)%	8.49%	3.81%	18.86%

Net assets, end of year (in 000s)	$26,627	$37,888	$58,742	$99,006	$194,783

Ratio of net expenses to average net assets(e)	0.18%	0.17%	0.17%	0.17%	0.18%

Ratio of total expenses to average net assets(e)	0.63%	0.51%	0.38%	0.36%	0.27%

Ratio of net investment income to average net assets(b)	3.39%	3.24%	2.62%	2.19%	3.38%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.31	$8.94	$8.56	$8.44	$7.37

Net investment income(a)(b)	0.24	0.23	0.21	0.13	0.25

Net realized and unrealized gain (loss)	0.48	(1.60)	0.47	0.13	1.09

Total from investment operations	0.72	(1.37)	0.68	0.26	1.34

Distributions to shareholders from net investment income	(0.25)	(0.25)	(0.30)	(0.14)	(0.27)

Distributions to shareholders from return of capital	(0.01)	(0.01)	— (c)	—	—

Total distributions	(0.26)	(0.26)	(0.30)	(0.14)	(0.27)

Net asset value, end of year	$7.77	$7.31	$8.94	$8.56	$8.44

Total return(d)	9.98%	(15.32)%	7.94%	3.32%	18.25%

Net assets, end of year (in 000s)	$123	$116	$137	$128	$258

Ratio of net expenses to average net assets(e)	0.68%	0.67%	0.67%	0.67%	0.68%

Ratio of total expenses to average net assets(e)	1.14%	1.01%	0.88%	0.86%	0.78%

Ratio of net investment income to average net assets(b)	3.17%	2.96%	2.34%	1.62%	3.13%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.29	$8.92	$8.53	$8.43	$7.36

Net investment income(a)(b)	0.25	0.24	0.23	0.16	0.27

Net realized and unrealized gain (loss)	0.50	(1.58)	0.49	0.11	1.10

Total from investment operations	0.75	(1.34)	0.72	0.27	1.37

Distributions to shareholders from net investment income	(0.28)	(0.27)	(0.33)	(0.17)	(0.30)

Distributions to shareholders from return of capital	(0.01)	(0.02)	— (c)	—	—

Total distributions	(0.29)	(0.29)	(0.33)	(0.17)	(0.30)

Net asset value, end of year	$7.75	$7.29	$8.92	$8.53	$8.43

Total return(d)	10.42%	(15.03)%	8.50%	3.55%	18.71%

Net assets, end of year (in 000s)	$8,014	$9,424	$15,372	$18,816	$22,706

Ratio of net expenses to average net assets(e)	0.29%	0.29%	0.29%	0.30%	0.32%

Ratio of total expenses to average net assets(e)	0.75%	0.63%	0.50%	0.50%	0.41%

Ratio of net investment income to average net assets(b)	3.39%	3.08%	2.62%	2.12%	3.39%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.30	$8.93	$8.55	$8.44	$7.36

Net investment income(a)(b)	0.22	0.30	0.25	0.14	0.29

Net realized and unrealized gain (loss)	0.54	(1.63)	0.47	0.15	1.10

Total from investment operations	0.76	(1.33)	0.72	0.29	1.39

Distributions to shareholders from net investment income	(0.29)	(0.28)	(0.34)	(0.18)	(0.31)

Distributions to shareholders from return of capital	(0.01)	(0.02)	— (c)	—	—

Total distributions	(0.30)	(0.30)	(0.34)	(0.18)	(0.31)

Net asset value, end of year	$7.76	$7.30	$8.93	$8.55	$8.44

Total return(d)	10.54%	(14.89)%	8.50%	3.79%	19.02%

Net assets, end of year (in 000s)	$606	$1,900	$812	$815	$45,956

Ratio of net expenses to average net assets(e)	0.17%	0.16%	0.16%	0.16%	0.17%

Ratio of total expenses to average net assets(e)	0.61%	0.51%	0.37%	0.33%	0.26%

Ratio of net investment income to average net assets(b)	2.92%	3.93%	2.76%	1.79%	3.59%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.29	$8.92	$8.53	$8.42	$7.35

Net investment income(a)(b)	0.23	0.23	0.19	0.12	0.23

Net realized and unrealized gain (loss)	0.48	(1.61)	0.48	0.12	1.09

Total from investment operations	0.71	(1.38)	0.67	0.24	1.32

Distributions to shareholders from net investment income	(0.24)	(0.24)	(0.28)	(0.13)	(0.25)

Distributions to shareholders from return of capital	(0.01)	(0.01)	— (c)	—	—

Total distributions	(0.25)	(0.25)	(0.28)	(0.13)	(0.25)

Net asset value, end of year	$7.75	$7.29	$8.92	$8.53	$8.42

Total return(d)	9.85%	(15.46)%	7.93%	3.09%	18.12%

Net assets, end of year (in 000s)	$469	$476	$554	$724	$1,140

Ratio of net expenses to average net assets(e)	0.79%	0.79%	0.79%	0.80%	0.81%

Ratio of total expenses to average net assets(e)	1.25%	1.13%	1.00%	0.99%	0.91%

Ratio of net investment income to average net assets(b)	3.05%	2.87%	2.08%	1.56%	2.88%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Satellite Strategies Portfolio

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.31	$8.93	$8.55	$8.44	$7.37

Net investment income(a)(b)	0.28	0.25	0.25	0.18	0.30

Net realized and unrealized gain (loss)	0.47	(1.57)	0.47	0.11	1.08

Total from investment operations	0.75	(1.32)	0.72	0.29	1.38

Distributions to shareholders from net investment income	(0.29)	(0.29)	(0.34)	(0.18)	(0.31)

Distributions to shareholders from return of capital	(0.01)	(0.01)	— (c)	—	—

Total distributions	(0.30)	(0.30)	(0.34)	(0.18)	(0.31)

Net asset value, end of period	$7.76	$7.31	$8.93	$8.55	$8.44

Total return(d)	10.39%	(14.78)%	8.49%	3.82%	18.85%

Net assets, end of period (in 000s)	$1,506	$1,380	$3,111	$3,743	$3,722

Ratio of net expenses to average net assets(e)	0.17%	0.16%	0.16%	0.16%	0.17%

Ratio of total expenses to average net assets(e)	0.63%	0.50%	0.37%	0.36%	0.27%

Ratio of net investment income to average net assets(b)	3.69%	3.17%	2.80%	2.31%	3.70%

Portfolio turnover rate(f)	18%	25%	33%	5%	6%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified

All Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

75

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Balanced Strategy, Growth and Income Strategy, and Satellite Strategies	Quarterly	Annually

Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

76

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

77

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of December 31, 2023:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$10,259,750	$—	$—

Equity	79,659,797	—	—

Exchange Traded Funds	198,057,011	—	—

Fixed Income	219,093,286	—	—

Investment Company	20,126,549	—	—

Total	$527,196,393	$—	$—

Derivative Type

Assets

Centrally Cleared Interest Rate Swap Contracts(a)	$—	$50,635	$—

Futures Contracts(a)	1,116,143	—	—

Purchased option contracts	1,733,706	38,236	—

Total	$2,849,849	$88,871	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(364,391)	$—

Written option contracts	(175,550)	—	—

Total	$(175,550)	$(364,391)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$16,024,317	$—	$—

Equity	161,404,833	—	—

Exchange Traded Funds	437,336,733	—	—

Fixed Income	173,186,343	—	—

Investment Company	30,119,753	—	—

Total	$818,071,979	$—	$—

79

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Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Centrally Cleared Interest Rate Swap Contracts(a)	$—	$65,292	$—

Futures Contracts(a)	1,309,096	—	—

Purchased option contracts	2,628,163	48,431	—

Total	$3,937,259	$113,723	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(652,307)	$—

Written option contracts	(443,500)	—	—

Total	$(443,500)	$(652,307)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$16,252,144	$—	$—

Equity	207,486,960	—	—

Exchange Traded Funds	546,867,541	—	—

Fixed Income	27,282,654	—	—

Investment Company	26,040,624	—	—

Total	$823,929,923	$—	$—

Derivative Type

Assets

Centrally Cleared Interest Rate Swap Contracts(a)	$—	$49,302	$—

Futures Contracts(a)	1,318,058	—	—

Purchased option contracts	3,151,925	36,961	—

Total	$4,469,983	$86,263	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(581,233)	$—

Written option contracts	(580,845)	—	—

Total	$(580,845)	$(581,233)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$39,088,304	$ —	$ —

Exchange Traded Funds	4,571,366	—	—

Fixed Income	21,849,778	—	—

Total	$65,509,448	$ —	$ —

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure.

Balanced Strategy

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	—	$ —	Payable for unrealized loss on forward foreign currency exchange contracts	$ (364,391)

Equity	Variation margin on futures contracts; Purchased options, at value	694,862(a)	Payable for unrealized loss on swap contracts; Written options, at value	(175,550)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	2,243,858(a)	—	—

Total		$2,938,720		$(539,941)

Growth and Income Strategy
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	—	$ —	Payable for unrealized loss on forward foreign currency exchange contracts	$ (652,307)

Equity	Variation margin on futures contracts; Purchased options, at value	641,555(a)	Written options, at value	(443,500)

Interest rate	Variation margin on futures contracts; Variation margin on swap contracts; Purchased options, at value	3,409,427(a)	—	—

Total		$4,050,982		$(1,095,807)

81

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Notes to Financial Statements (continued) December 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Currency	—	$ —	Payable for unrealized loss on forward foreign currency exchange contracts	$ (581,233)

Equity	Variation margin on futures contracts; Purchased options, at value	631,924(a)	Written options, at value	(580,845)

Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	3,924,322(a)	—	—

Total		$4,556,246		$(1,162,078)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts /Net change in unrealized gain on forward foreign currency exchange contracts	$ (23,188)	$ 264,803

Equity	Net realized gain (loss) from futures contracts, purchased option and written option contracts/Net change in unrealized gain on swap contracts, futures contracts purchased option and written option contracts	3,246,851	1,910,471

Interest rate	Net realized gain from futures contracts and purchased options /Net change in unrealized gain on futures contracts and purchased options	(3,178,610)	1,204,895

Total		$ 45,053	$3,380,169

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Strategy

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts and purchased options /Net change in unrealized gain on forward foreign currency exchange contracts, purchased options and written options	$ 248,155	$ 372,152

Equity	Net realized gain (loss) from futures contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, Purchased options and written options	4,807,933	2,798,092

Interest rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts /Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	(5,258,097)	2,322,012

Total		$ (202,009)	$5,492,256
Growth Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts; purchased options /Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options	$ 808,770	$ 290,634

Equity	Net realized gain (loss) from swap contracts; futures contracts; purchased options and written options/Net change in unrealized gain on futures contracts; written options	4,436,543	2,861,897

Interest rate	Net realized gain (loss) from swap contracts; futures contracts and purchased options, at value/Net change in unrealized gain on swap contracts; futures contracts; Purchased options, at value	(6,644,620)	2,609,443

Total		$(1,399,307)	$5,761,974

For the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Portfolio	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Balanced Strategy	385	$30,331,265	$1,146,572	5,600,943	98,095

Growth and Income Strategy	622	49,905,751	1,478,699	8,949,990	134,087

Growth Strategy	811	51,082,177	1,108,589	10,237,508	98,288

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Portfolio held such derivatives during the fiscal year ended December 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

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Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Balanced Strategy	$ 2,735	$208

Growth and Income Strategy	8,836	647

Growth Strategy	10,977	601

Satellite Strategies	101	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Portfolios, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 28, 2024 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

  For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Balanced Strategy	$ 547	$385,027	$385,574

Growth and Income Strategy	1,080	396,833	397,913

Growth Strategy	1,783	403,048	404,831

Satellite Strategies	172	341,137	341,309

G. Line of Credit Facility — As of December 31, 2023, the Portfolios participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Portfolios did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

H. Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2023 (in thousands):

  Balanced Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$50,861	$6,255	$(5,958)	$(1,137)	$3,298	$53,319	1,151	$1,922	$—

Goldman Sachs Access Treasury 0-1 Year ETF	31,387	—	(31,492)	80	25	—	—	1,095	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	7,847	—	(2,908)	(628)	1,299	5,610	183	176	—

Goldman Sachs ActiveBeta International Equity ETF	12,800	—	—	—	1,725	14,525	445	417	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	72,026	—	(48,399)	5,118	4,804	33,549	358	911	—

Goldman Sachs Core Fixed Income Fund — Class R6	16,630	598	(17,247)	(3,828)	3,847	—	—	499	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	7,904	9,582	(12,100)	(478)	660	5,568	586	758	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	19,318	2,240	(15,500)	(2,517)	3,832	7,373	910	240	—

Goldman Sachs Energy Infrastructure Fund — Class R6	571	29	(420)	44	(7)	217	20	16	13

Goldman Sachs Financial Square Government Fund — Institutional Shares	24,883	161,845	(166,601)	—	—	20,127	20,127	701	—

Goldman Sachs Global Core Fixed Income Fund — Class R6	153,641	39,583	(11,000)	(2,208)	11,253	191,269	16,690	4,283	—

Goldman Sachs Global Infrastructure Fund — Class R6	10,215	159	(5,200)	543	(434)	5,283	424	128	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	—	4,600	—	—	294	4,894	498	—	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	4,475	415	—	—	129	5,019	564	415	—

Goldman Sachs High Yield Fund — Class R6	—	5,403	—	—	(5)	5,398	961	18	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	—	11,207	—	—	416	11,623	1,208	107	—

Goldman Sachs International Equity Insights Fund — Class R6	31,685	2,407	(22,600)	(1,273)	4,689	14,908	1,076	407	—

Goldman Sachs International Small Cap Insights Fund — Class R6	7,233	161	(2,500)	(211)	775	5,458	447	161	—

86

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Balanced Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs Large Cap Growth Insights Fund — Class R6	$984	$15,005	$(1,017)	$(49)	$1,489	$16,412	592	$16	$1,072

Goldman Sachs Large Cap Value Insights Fund — Class R6	5,740	10,536	(700)	(83)	1,413	16,906	751	149	386

Goldman Sachs Local Emerging Markets Debt Fund — Class R6	5,512	319	(5,878)	(202)	249	—	—	325	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	15,416	1,015	(5,800)	(418)	47	10,260	1,044	15	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	2,304	8,461	—	—	472	11,237	265	108	—

Goldman Sachs MarketBeta International Equity ETF	5,161	23,268	(1,982)	(209)	3,967	30,205	562	243	—

Goldman Sachs MarketBeta U.S. Equity ETF	—	43,837	—	—	4,901	48,738	746	188	—

Goldman Sachs Short Duration Bond Fund — Class R6	19,125	523	(19,892)	(511)	755	—	—	347	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	1,598	6,065	—	—	763	8,426	321	65	—

Total	$507,316	$353,513	$(377,194)	$(7,967)	$50,656	$526,324		$13,710	$1,471
Growth and Income Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$75,699	$8,623	$(19,207)	$(5,878)	$7,974	$67,211	1,451	$2,839	$—

Goldman Sachs Access Treasury 0-1 Year ETF	49,447	399	(49,991)	109	36	—	—	1,756	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	10,835	5,125	(1,261)	(243)	1,340	15,796	515	377	—

Goldman Sachs ActiveBeta International Equity ETF	29,288	4,079	(3,278)	(432)	4,765	34,422	1,054	893	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	198,942	—	(149,568)	40,576	(11,526)	78,424	836	2,552	—

Goldman Sachs Emerging Markets Debt Fund— Class R6	14,326	17,029	(22,800)	(839)	1,142	8,858	932	1,382	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	43,593	2,702	(33,900)	(5,514)	9,094	15,975	1,972	602	—

Goldman Sachs Energy Infrastructure Fund — Class R6	720	36	(550)	57	(11)	252	23	21	14

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Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Growth and Income Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs Financial Square Government Fund — Institutional Shares	$23,894	$250,790	$(244,564)	$—	$—	$30,120	30,120	$690	$—

Goldman Sachs Global Core Fixed Income Fund — Class R6	115,501	27,172	(10,801)	(1,929)	9,025	138,968	12,126	3,272	—

Goldman Sachs Global Infrastructure Fund — Class R6	16,071	228	(10,900)	1,083	(1,273)	5,209	418	176	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	—	4,900	—	—	313	5,213	530	—	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	7,058	1,713	(1,000)	(59)	269	7,981	897	714	—

Goldman Sachs High Yield Fund — Class R6	—	8,404	—	—	(7)	8,397	1,494	29	—

Goldman Sachs Inflation Protected Securities Fund — Class R6	—	8,380	—	—	351	8,731	908	80	—

Goldman Sachs International Equity Insights Fund — Class R6	84,478	1,925	(62,100)	1,731	7,900	33,934	2,450	925	—

Goldman Sachs International Small Cap Insights Fund — Class R6	17,575	255	(10,000)	(931)	1,750	8,649	709	254	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	2,230	35,911	(2,000)	(96)	3,328	39,373	1,420	39	2,573

Goldman Sachs Large Cap Value Insights Fund — Class R6	11,391	26,251	(1,000)	(54)	3,184	39,772	1,766	342	909

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	8,619	496	(9,192)	(312)	389	—	—	506	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	20,386	1,623	(5,400)	(279)	(306)	16,024	1,630	23	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	5,271	24,176	—	—	1,251	30,698	725	265	—

Goldman Sachs MarketBeta International Equity ETF	11,809	53,565	(3,172)	(334)	8,118	69,986	1,303	560	—

Goldman Sachs MarketBeta U.S. Equity ETF	—	127,368	—	—	12,295	139,663	2,137	538	—

Goldman Sachs Short Duration Bond Fund — Class R6	29,178	778	(30,141)	(934)	1,119	—	—	504	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	3,657	8,302	—	—	1,321	13,280	506	102	—

Total	$779,968	$620,230	$(670,825)	$25,722	$61,841	$816,936		$19,441	$3,496

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Growth Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs Access Investment Grade Corporate Bond ETF	$9,128	$30,190	$—	$—	$3,076	$42,394	915	$685	$—

Goldman Sachs Access Treasury 0-1 Year ETF	47,924	—	(48,068)	109	35	—	—	1,691	—

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,835	7,691	(1,709)	(326)	1,660	19,151	624	456	—

Goldman Sachs ActiveBeta International Equity ETF	31,990	8,961	—	—	5,545	46,496	1,424	1,088	—

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	267,497	3,975	(206,007)	54,663	(13,740)	106,388	1,134	3,493	—

Goldman Sachs Emerging Markets Debt Fund — Class R6	15,808	19,614	(25,400)	(994)	1,315	10,343	1,089	1,560	—

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	61,969	4,448	(49,900)	(11,890)	16,430	21,057	2,600	748	—

Goldman Sachs Energy Infrastructure Fund — Class R6	599	30	(450)	47	(9)	217	20	17	12

Goldman Sachs Financial Square Government Fund — Institutional Shares	46,853	236,577	(257,389)	—	—	26,041	26,041	1,832	—

Goldman Sachs Global Infrastructure Fund — Class R6	14,722	2,227	(11,600)	1,047	(1,228)	5,168	415	178	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	—	5,000	—	—	319	5,319	541	—	—

Goldman Sachs High Yield Floating Rate Fund — Class R6	—	8,105	—	—	95	8,200	921	105	—

Goldman Sachs High Yield Fund — Class R6	—	8,504	—	—	(7)	8,497	1,512	28	—

Goldman Sachs International Equity Insights Fund — Class R6	113,540	4,265	(84,600)	1,292	11,876	46,373	3,348	1,265	—

Goldman Sachs International Small Cap Insights Fund — Class R6	28,009	2,252	(23,000)	(1,334)	2,622	8,549	701	251	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	3,890	47,550	(2,500)	(170)	4,752	53,522	1,931	53	3,497

Goldman Sachs Large Cap Value Insights Fund — Class R6	14,346	37,667	(2,300)	(178)	4,497	54,032	2,399	432	1,235

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	8,519	491	(9,085)	(310)	385	—	—	501	—

Goldman Sachs Managed Futures Strategy Fund — Class R6	15,216	1,623	—	—	(587)	16,252	1,653	23	—

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

  Growth Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs MarketBeta Emerging Markets Equity ETF	$5,757	$32,236	$—	$—	$1,572	$39,565	934	$312	$—

Goldman Sachs MarketBeta International Equity ETF	12,899	74,462	(2,973)	(314)	10,261	94,335	1,756	679	—

Goldman Sachs MarketBeta U.S. Equity ETF	—	182,464	—	—	15,266	197,730	3,026	762	—

Goldman Sachs Short Duration Bond Fund — Class R6	27,948	793	(28,898)	(897)	1,079	25	3	504	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	3,995	8,103	—	—	1,369	13,467	513	104	—

Total	$742,444	$727,228	$(753,879)	$40,745	$66,583	$823,121		$16,767	$4,744

Satellite Strategies Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 12/31/23	Shares as of 12/31/23	Dividend Income

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$2,999	$—	$(1,550)	$(24)	$245	$1,670	54	$73

Goldman Sachs Emerging Markets Debt Fund — Class R6	10,212	509	(3,220)	(266)	792	8,027	845	509

Goldman Sachs Emerging Markets Equity Fund — Class R6	3,524	29	(1,550)	932	(736)	2,198	102	29

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	5,302	155	(1,790)	36	398	4,101	506	154

Goldman Sachs Financial Square Government Fund — Institutional Shares	1,540	13,371	(14,911)	—	—	—	—	28

Goldman Sachs Global Infrastructure Fund — Class R6	16,906	781	(6,080)	723	(435)	11,895	955	320

Goldman Sachs Global Real Estate Securities Fund — Class R6	5,038	385	(2,050)	(206)	692	3,859	393	78

Goldman Sachs High Yield Floating Rate Fund — Class R6	3,412	235	(1,780)	(112)	189	1,945	218	235

Goldman Sachs High Yield Fund — Class R6	4,255	936	(1,450)	54	139	3,933	700	215

Goldman Sachs Inflation Protected Securities Fund — Class R6	7,689	2,982	(2,700)	(427)	401	7,945	826	282

Goldman Sachs International Small Cap Insights Fund — Class R6	18,418	923	(7,430)	918	984	13,813	1,132	423

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	1,737	1,915	(3,506)	(346)	201	—	—	126

Goldman Sachs MLP Energy Infrastructure Fund — Class R6	2,480	1,601	(1,200)	97	244	3,222	100	201

Total	$83,512	$23,822	$(49,217)	$1,379	$3,114	$62,608		$2,673

90

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$196,800,884	$213,858,102

Growth and Income Strategy	377,132,950	431,053,808

Growth Strategy	499,174,919	502,218,201

Satellite Strategies	13,303,970	34,305,888

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Distributions paid from:

Ordinary income	$11,005,279	$15,958,470	$13,204,087	$2,497,929

Total taxable distributions	$11,005,279	$15,958,470	$13,204,087	$2,497,929

Tax return of capital	$ —	$ —	$ —	$ 90,162

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Distributions paid from:

Ordinary income	$20,064,071	$31,708,913	$28,267,274	$3,315,643

Net long-term capital gains	6,350,525	13,169,384	12,587,580	—

Total taxable distributions	$26,414,596	$44,878,297	$40,854,854	$3,315,643

Tax return of capital	$ —	$ —	$ —	$ 190,075

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

7.	TAX INFORMATION (continued)

As of December 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Undistributed ordinary income — net	$ 325,384	$ 371,028	$ 2,018,999	$ —

Undistributed long-term capital gains	—	20,983,930	37,529,694	—

Total Undistributed Earnings	$ 325,384	$21,354,958	$ 39,548,693	$ —

Capital loss carryforwards(1) :

Perpetual Short-Term	(8,463,071)	—	—	(403,601)

Perpetual Long-Term	(2,635,033)	—	—	(18,565,510)

Total capital loss carryforwards	(11,098,104)	—	—	(18,969,111)

Timing differences (Qualified Late Year Loss Deferral and Post October Capital Loss Deferral)	$ (1,292,414)	$ (1,555,657)	$ (1,680,318)	$ (78,808)

Unrealized gains (loss) — net	11,215,820	52,353,537	87,231,394	8,845,648

Total accumulated earnings (loss) net	$ (849,314)	$72,152,838	$125,099,769	$(10,202,271)

(1)	The Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios utilized $8,255,847, $2,373,665 and 148,377, respectively, of capital losses in the current fiscal year.

As of December 31, 2023, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Tax Cost	$518,544,625	$769,064,437	$740,615,202	$56,663,800

Gross unrealized gain	26,828,672	66,379,912	92,693,840	9,240,312

Gross unrealized loss	(15,612,852)	(14,026,375)	(5,462,446)	(394,664)

Net unrealized gain	$11,215,820	$52,353,537	$87,231,394	$8,845,648

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, net mark to market gains/(losses) on regulated options contracts, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of swap transactions.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.	OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Funds to underperform other funds with a similar investment objective.

Derivatives Risk — The Portfolios’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as (“derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

underlying assets or instruments may produce disproportionate losses to the Portfolios. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Portfolios will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Portfolios will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Expenses Risk — By investing in the Underlying Funds indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

Investments in the Underlying Funds Risk — The investments of a Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk— A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

93

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

11. SUBSEQUENT EVENTS

At a meeting held on December 12-13, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Portfolio and its shareholders to liquidate the Portfolio. The Portfolio liquidated on February 13, 2024, pursuant to a Plan of Liquidation approved by the Board.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

94

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12.	SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio
	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	356,122	$3,907,507	603,462	$6,961,258

Reinvestment of distributions	139,497	1,525,575	386,303	4,156,467

Shares redeemed	(1,340,030)	(14,609,063)	(1,395,598)	(15,916,652)

	(844,411)	(9,175,981)	(405,833)	(4,798,927)

Class C Shares

Shares sold	44,501	494,172	59,973	674,933

Reinvestment of distributions	3,013	32,764	14,742	158,221

Shares redeemed	(161,312)	(1,771,942)	(239,430)	(2,702,276)

	(113,798)	(1,245,006)	(164,715)	(1,869,122)

Institutional Shares

Shares sold	6,792,225	75,019,718	8,369,679	95,772,780

Reinvestment of distributions	732,619	8,020,129	1,699,997	18,321,277

Shares redeemed	(8,350,282)	(91,229,602)	(9,476,217)	(109,352,179)

	(825,438)	(8,189,755)	593,459	4,741,878

Service Shares

Shares sold	20	223	53	584

	20	223	53	584

Investor Shares

Shares sold	68,665	744,741	56,404	665,590

Reinvestment of distributions	5,857	63,769	15,547	167,144

Shares redeemed	(113,991)	(1,233,012)	(199,826)	(2,290,183)

	(39,469)	(424,502)	(127,875)	(1,457,449)

Class R6 Shares

Shares sold	10,490	114,657	252,983	2,854,714

Reinvestment of distributions	4,402	48,212	8,321	88,908

Shares redeemed	(19,185)	(210,340)	(86,588)	(967,661)

	(4,293)	(47,471)	174,716	1,975,961

Class R Shares

Shares sold	99,662	1,084,852	84,335	963,832

Reinvestment of distributions	14,654	159,345	38,381	410,355

Shares redeemed	(28,384)	(312,262)	(139,867)	(1,546,266)

	85,932	931,935	(17,151)	(172,079)

Class P Shares

Shares sold	1,493,382	16,298,905	5,647,267	62,380,196

Reinvestment of distributions	96,380	1,056,728	263,834	2,835,170

Shares redeemed	(2,698,580)	(29,435,540)	(4,401,940)	(48,651,043)

	(1,108,818)	(12,079,907)	1,509,161	16,564,323

NET INCREASE (DECREASE)	(2,850,275)	$(30,230,464)	1,561,815	$14,985,169

95

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

12.	SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio
	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	427,446	$5,946,082	529,274	$7,590,807

Reinvestment of distributions	269,158	3,758,983	860,604	11,559,230

Shares redeemed	(1,764,651)	(24,469,937)	(2,146,090)	(30,818,322)

	(1,068,047)	(14,764,872)	(756,212)	(11,668,285)

Class C Shares

Shares sold	49,506	660,902	59,443	838,699

Reinvestment of distributions	4,518	60,954	24,983	324,307

Shares redeemed	(177,570)	(2,403,096)	(189,823)	(2,601,929)

	(123,546)	(1,681,240)	(105,397)	(1,438,923)

Institutional Shares

Shares sold	3,334,538	46,992,629	4,530,330	64,093,167

Reinvestment of distributions	483,975	6,785,524	1,387,276	18,750,924

Shares redeemed	(6,540,479)	(91,418,397)	(7,691,416)	(109,164,056)

	(2,721,966)	(37,640,244)	(1,773,810)	(26,319,965)

Service Shares

Shares sold	148	2,097	3,980	58,963

Reinvestment of distributions	307	4,260	1,197	16,013

Shares redeemed	(25,182)	(350,957)	(32,452)	(482,190)

	(24,727)	(344,600)	(27,275)	(407,214)

Investor Shares

Shares sold	397,514	5,465,964	111,579	1,611,680

Reinvestment of distributions	12,673	177,199	31,316	418,773

Shares redeemed	(96,201)	(1,329,769)	(120,429)	(1,752,360)

	313,986	4,313,394	22,466	278,093

Class R6 Shares

Shares sold	34,925	479,838	121,774	1,774,210

Reinvestment of distributions	3,192	44,730	7,630	102,529

Shares redeemed	(54,084)	(747,946)	(21,065)	(306,208)

	(15,967)	(223,378)	108,339	1,570,531

Class R Shares

Shares sold	33,747	460,626	58,434	840,946

Reinvestment of distributions	4,473	61,789	18,536	246,281

Shares redeemed	(84,001)	(1,149,299)	(86,348)	(1,173,317)

	(45,781)	(626,884)	(9,378)	(86,090)

Class P Shares

Shares sold	1,151,308	16,134,521	1,334,321	19,122,407

Reinvestment of distributions	341,057	4,779,236	927,933	12,522,135

Shares redeemed	(2,044,701)	(28,353,638)	(1,500,417)	(21,569,569)

	(552,336)	(7,439,881)	761,837	10,074,973

NET DECREASE	(4,238,384)	$(58,407,705)	(1,779,430)	$(27,996,880)

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio
	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	733,776	$12,308,989	810,119	$13,831,137

Reinvestment of distributions	229,304	4,104,540	904,539	14,222,585

Shares redeemed	(2,055,329)	(34,159,101)	(2,161,725)	(37,084,791)

	(1,092,249)	(17,745,572)	(447,067)	(9,031,069)

Class C Shares

Shares sold	61,465	1,060,400	93,441	1,661,622

Reinvestment of distributions	2,860	52,650	34,957	564,337

Shares redeemed	(259,357)	(4,497,705)	(239,017)	(4,173,692)

	(195,032)	(3,384,655)	(110,619)	(1,947,733)

Institutional Shares

Shares sold	1,844,983	31,275,809	2,827,688	49,296,522

Reinvestment of distributions	202,885	3,627,575	681,659	10,702,609

Shares redeemed	(2,892,648)	(48,808,246)	(3,519,805)	(60,945,263)

	(844,780)	(13,904,862)	(10,458)	(946,132)

Service Shares

Shares sold	28,872	477,880	10,730	181,558

Reinvestment of distributions	656	11,700	1,649	25,848

Shares redeemed	(16,339)	(270,811)	(21,131)	(361,942)

	13,189	218,769	(8,752)	(154,536)

Investor Shares

Shares sold	663,722	10,572,179	749,886	13,133,835

Reinvestment of distributions	11,306	198,980	39,626	615,276

Shares redeemed	(619,975)	(10,232,600)	(847,416)	(13,747,674)

	55,053	538,559	(57,904)	1,437

Class R6 Shares

Shares sold	62,561	1,050,120	196,844	3,396,109

Reinvestment of distributions	7,731	138,304	24,685	387,883

Shares redeemed	(80,947)	(1,355,181)	(70,569)	(1,209,906)

	(10,655)	(166,757)	150,960	2,574,086

Class R Shares

Shares sold	55,207	893,163	47,287	791,398

Reinvestment of distributions	4,402	76,107	18,830	286,460

Shares redeemed	(59,748)	(974,553)	(107,987)	(1,803,697)

	(139)	(5,283)	(41,870)	(725,839)

Class P Shares

Shares sold	1,134,314	18,659,435	1,899,566	32,694,960

Reinvestment of distributions	259,148	4,636,157	813,657	12,785,087

Shares redeemed	(1,202,254)	(19,906,776)	(1,908,252)	(31,785,546)

	191,208	3,388,816	804,971	13,694,501

NET INCREASE (DECREASE)	(1,883,405)	$(31,060,985)	279,261	$3,464,715

97

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) December 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio
	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	108,418	$816,504	159,453	$1,262,505

Reinvestment of distributions	120,086	909,098	149,264	1,105,954

Shares redeemed	(1,052,411)	(7,910,878)	(1,057,436)	(8,243,511)

	(823,907)	(6,185,276)	(748,719)	(5,875,052)

Class C Shares

Shares sold	3,361	25,433	2,830	22,625

Reinvestment of distributions	2,029	15,418	3,725	27,596

Shares redeemed	(77,568)	(586,453)	(115,122)	(910,290)

	(72,178)	(545,602)	(108,567)	(860,069)

Institutional Shares

Shares sold	158,600	1,200,573	401,094	3,260,212

Reinvestment of distributions	138,652	1,044,039	207,146	1,535,182

Shares redeemed	(2,055,558)	(15,449,511)	(1,999,412)	(15,535,466)

	(1,758,306)	(13,204,899)	(1,391,172)	(10,740,072)

Service Shares

Shares sold	537	4,019	383	2,987

Reinvestment of distributions	321	2,433	329	2,431

Shares redeemed	(825)	(6,297)	(261)	(2,005)

	33	155	451	3,413

Investor Shares

Shares sold	59,331	444,027	38,320	303,462

Reinvestment of distributions	42,249	318,365	55,891	413,886

Shares redeemed	(359,347)	(2,682,411)	(525,757)	(4,061,447)

	(257,767)	(1,920,019)	(431,546)	(3,344,099)

Class R6 Shares

Shares sold	16,680	125,688	194,814	1,620,055

Reinvestment of distributions	5,086	38,230	9,970	73,824

Shares redeemed	(203,808)	(1,528,498)	(35,511)	(276,434)

	(182,042)	(1,364,580)	169,273	1,417,445

Class R Shares

Shares sold	15,981	116,840	5,310	40,411

Reinvestment of distributions	1,849	13,992	2,145	15,792

Shares redeemed	(22,588)	(169,613)	(4,244)	(34,830)

	(4,758)	(38,781)	3,211	21,373

Class P Shares

Shares sold	—	—	612	4,500

Reinvestment of distributions	7,447	56,311	7,491	55,518

Shares redeemed	(2,319)	(17,891)	(167,428)	(1,433,941)

	5,128	38,420	(159,325)	(1,373,923)

NET DECREASE	(3,093,797)	$(23,220,582)	(2,666,394)	$(20,750,984)

98

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (four of the Portfolios constituting Goldman Sachs Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 01, 2023 through December 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23
Class A
Actual	$1,000.00	$1,052.60		$2.87	$1,000.00	$1,056.10		$2.87	$1,000.00	$1,061.90		$2.89	$1,000.00	$1,056.40		$2.79
Hypothetical 5% return	1,000.00	1,022.40	+	2.83	1,000.00	1,022.40	+	2.82	1,000.00	1,022.40	+	2.83	1,000.00	1,022.50	+	2.74
Class C
Actual	1,000.00	1,048.90		6.74	1,000.00	1,052.10		6.74	1,000.00	1,057.90		6.77	1,000.00	1,052.50		6.66
Hypothetical 5% return	1,000.00	1,018.60	+	6.64	1,000.00	1,018.60	+	6.63	1,000.00	1,018.60	+	6.65	1,000.00	1,018.70	+	6.56
Institutional
Actual	1,000.00	1,054.60		1.01	1,000.00	1,057.90		1.01	1,000.00	1,063.80		1.02	1,000.00	1,058.60		0.92
Hypothetical 5% return	1,000.00	1,024.20	+	0.99	1,000.00	1,024.20	+	0.99	1,000.00	1,024.20	+	1.00	1,000.00	1,024.30	+	0.91
Service
Actual	1,000.00	1,052.00		3.60	1,000.00	1,054.70		3.59	1,000.00	1,061.30		3.62	1,000.00	1,055.70		3.53
Hypothetical 5% return	1,000.00	1,021.70	+	3.54	1,000.00	1,021.70	+	3.54	1,000.00	1,021.70	+	3.55	1,000.00	1,021.70	+	3.47
Investor
Actual	1,000.00	1,053.30		1.58	1,000.00	1,057.20		1.58	1,000.00	1,063.90		1.59	1,000.00	1,058.00		1.49
Hypothetical 5% return	1,000.00	1,023.70	+	1.55	1,000.00	1,023.70	+	1.55	1,000.00	1,023.60	+	1.56	1,000.00	1,023.70	+	1.47
Class R6
Actual	1,000.00	1,054.70		0.96	1,000.00	1,057.30		0.95	1,000.00	1,063.80		0.97	1,000.00	1,058.40		0.88
Hypothetical 5% return	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	+	0.95	1,000.00	1,024.30	+	0.87
Class R
Actual	1,000.00	1,051.60		4.16	1,000.00	1,053.90		4.16	1,000.00	1,060.60		4.19	1,000.00	1,055.30		4.08
Hypothetical 5% return	1,000.00	1,021.10	+	4.10	1,000.00	1,021.10	+	4.10	1,000.00	1,021.10	+	4.11	1,000.00	1,021.20	+	4.01
Class P
Actual	1,000.00	1,054.70		0.96	1,000.00	1,058.00		0.95	1,000.00	1,064.40		0.97	1,000.00	1,058.50		0.87
Hypothetical 5% return	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	+	0.94	1,000.00	1,024.30	+	0.95	1,000.00	1,024.30	+	0.86

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	0.56%	1.31%	0.20%	0.70%	0.31%	0.19%	0.81%	0.19%
Growth and Income Strategy	0.56	1.31	0.20	0.70	0.31	0.19	0.81	0.19
Growth Strategy	0.56	1.31	0.20	0.70	0.31	0.19	0.81	0.19
Satellite Strategies	0.54	1.29	0.18	0.69	0.29	0.18	0.79	0.17

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

100

GOLDMAN SACHS FUND OF FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Kirchmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

101

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.
Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

102

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

103

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Fund of Funds Portfolios – Tax Information (unaudited)

For the year ended December 31, 2023, 13.08%, 20.28%, 29.20% and 6.68% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2023 tax year, each Portfolio has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios from sources within foreign countries and possessions of the United States was $0.0341, $0.0628, $0.0940, and $0.0776 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios during the year from foreign sources was 10.78%, 16.38%, 22.35%, and 22.69%, respectively. The total amount of taxes paid by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios to such countries was $0.0039, $0.0079, $0.0121, and $0.0093 per share, respectively.

For the year ended December 31, 2023, 25.92%, 40.80%, 62.36%, and 43.54% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

104

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federa[l] Instruments Fund[1]

Investor FundsSM

∎ Investor Money Market Fund3

∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎ Enhanced Income Fund

∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund Multi-Sector
∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Alternative Funds I

∎	MANAGED FUTURES STRATEGY

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -4.18%, -4.77%, -3.80%, -3.87%, -3.68%, -4.30% and -3.78%, respectively. These returns compare to the 5.01% average annual total return of the Fund’s benchmark, the ICE BofA Merrill Lynch Three-Month U.S. Treasury Bill Index (“the Index”), during the same time period.

We note that the Fund’s benchmark being the Index is a means of emphasizing that the Fund has an unconstrained strategy. That said, this Fund employs a benchmark agnostic strategy and thus comparisons to a benchmark index are not particularly relevant.

Q	What were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A

The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, the Fund generated negative performance. Exposures to developed markets equities contributed positively to performance. Conversely, short exposures to short-term fixed income and mixed exposure to commodities detracted the most from the Fund’s performance, attributable primarily to the last quarter of the Reporting Period.

More specifically, developed markets equity trend signals overall remained long during the Reporting Period, despite varying magnitude. Positions in developed market equities contributed most positively to performance during the Reporting Period, especially equity spreads or differentials, such as large-cap/small-cap spreads and developed market/ emerging market spreads. Exposure to equity volatility also added significantly to Fund Performance.

Trend signals for emerging market equities switched from long to short during the Reporting Period. Mixed positions across countries detracted from Fund performance during the Reporting Period. Trend signals for fixed income flipped from short to long as of the end of 2023, adapting to market movements. Short exposures to short-term fixed income in developed markets was the largest positive contributor to Fund returns in 2022 but was challenged in 2023, as trends were in the transitory phase from one market regime to another. Mixed exposure to commodities was challenged significantly during the Reporting Period, especially in agriculture and industrial metals. Various positions in both developed and emerging markets currencies ended the Reporting Period relatively flat.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in equity index futures, forward foreign currency exchange contracts and currency forwards to achieve exposure to equities (both in U.S. and non-U.S. companies) and currencies (U.S. and non-U.S. currencies), respectively. The Fund used interest rate swaps, Treasury futures and currency forwards to achieve exposure to fixed income. We used commodity futures as a means of expressing momentum/trend views on various commodity assets. The

1

PORTFOLIO RESULTS

use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	What positioning changes did you make within the Fund during the Reporting Period?

A

Relative to the Fund’s positioning at the start of the Reporting Period, the Fund increased its long positioning in developed market equities and shifted from long positioning to short positioning in emerging market equities. We increased the Fund’s long positioning in long-term and medium-term fixed income and reduced its short positioning in short-term fixed income. Among currencies, the Fund started the Reporting Period with a long position in developed markets as well as emerging market currencies. During the Reporting Period, the Fund’s long positioning in developed market currencies was shifted to short positioning. The Fund’s long positioning in emerging market currencies was changed to short positioning during the second half of the Reporting Period and then back again to end the Reporting Period with long positioning overall. The Fund’s long positioning in commodities was shifted to short positioning during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was positioned long developed market equities, long-term fixed income, medium-term fixed income and emerging market currencies. The Fund was positioned short emerging market equities, short-term fixed income, developed market currencies and commodities at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A

Going into 2024, we intend to continue to seek to identify price trends in various asset classes over short-, medium-and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model.

Going forward, the Fund seeks to maintain economic exposure to commodities markets by investing in a wholly owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”) and in commodity index-linked notes. The Subsidiary primarily obtains its commodity exposure investing in futures and swaps instruments. The Subsidiary may also hold bonds or other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

In our view, the financial markets may witness an elevated level of uncertainty going forward, driven by changing expectations around inflation and monetary policies as well as by geopolitical overhangs. While potential sharp reversals and range-bound markets could pose a challenge, we continue to believe there are ample opportunities for trends to emerge and to persist across multitudes of assets and investment windows, allowing the Fund’s strategy to gain advantage. Given the diversified nature of the Fund’s strategy as well as its ability to adapt to market conditions and benefit from both upward and downward market trajectories, we believe the strategy is well-suited to navigate future market environments. Indeed, we continue to believe that the Fund’s trend-following strategy is important because it attempts to adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to manage risk when the markets become unstable. There is no guarantee that the Fund’s trend-following strategy will cause it to achieve its investment objective.

2

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $10,000 investment made on January 1, 2014 in Investor Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofA 3 Month U.S. Treasury Bill Index (“3 Month T-Bill Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Managed Futures Strategy Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(4.18)%	5.60%	3.32%	—

Including sales charges	(9.43)%	4.42%	2.74%	—

Class C

Excluding contingent deferred sales charges	(4.77)%	4.83%	2.56%	—

Including contingent deferred sales charges	(5.72)%	4.83%	2.56%	—

Institutional	(3.80)%	6.02%	3.72%	—

Investor	(3.87)%	5.89%	3.58%	—

Class R6 (Commenced on April 30, 2018)	(3.68)%	6.03%	—	5.19%

Class R	(4.30)%	5.36%	3.07%	—

Class P (Commenced on April 17, 2018)	(3.78)%	6.00%	—	4.77%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

3

FUND BASICS

Managed Futures Strategy Fund

as of December 31, 2023

[1]

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Index Definitions

ICE BofA Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

5

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments December 31, 2023

Shares	Dividend Rate	Value

Investment Company – 67.3%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
193,710,943	5.248%	$193,710,943
(Cost $193,710,943)

TOTAL INVESTMENTS – 67.3% (Cost $193,710,943)		$193,710,943

OTHER ASSETS IN EXCESS OF LIABILITIES – 32.7%		94,155,672

NET ASSETS – 100.0%		$287,866,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
100 oz Gold	25	02/27/24	$5,182,000	$154,361
CAC 40 10 Euro Index	122	01/19/24	10,175,219	(44,691)
Corn	30	03/14/24	706,125	(9,086)
E-Mini Dow	33	03/15/24	6,271,980	245,799
Euro-BTP	61	03/07/24	8,029,736	158,506
Euro-OAT	33	03/07/24	4,787,677	39,354
FTSE Taiwan Index Equity Index	104	01/30/24	6,450,080	122,405
FTSE/MIB Index	119	03/15/24	20,047,729	(29,103)
German Stock Index	2	03/15/24	933,555	2,094
Hang Seng Index	45	01/30/24	4,936,544	97,428
Hard Red Winter Wheat	4	03/14/24	128,750	(563)
IBEX 35 Index	155	01/19/24	17,258,726	(47,398)
KOSPI 200 Index	95	03/14/24	6,688,505	476,611
LME Copper Base Metal	28	01/15/24	5,941,950	119,364
LME Copper Base Metal	8	02/19/24	1,705,700	8,250
LME Lead Base Metal	109	02/19/24	5,620,312	129,102
LME Lead Base Metal	137	01/15/24	7,001,556	(485,316)
LME Nickel Base Metal	31	01/15/24	3,056,910	(127,535)
LME Nickel Base Metal	10	02/19/24	991,230	(13,561)
LME Primary Aluminium	7	02/19/24	414,575	18,178
LME Primary Aluminium	206	01/15/24	12,110,225	772,791
LME Zinc Base Metal	8	02/19/24	531,900	20,075
LME Zinc Base Metal	147	01/15/24	9,713,025	358,797
Mini VSTOXX®Index	724	01/17/24	1,186,901	(18,661)
NASDAQ 100 E-Mini Index	15	03/15/24	5,107,050	232,816
Nikkei 225 Index	24	03/07/24	5,693,617	18,000
OMXS30 Index	500	01/19/24	11,903,818	257,509
RBOB Gasoline	7	01/31/24	620,105	17,854
S&P 400 E-Mini MidCap Index	9	03/15/24	2,528,550	17,352
S&P 500 E-Mini Index	307	03/15/24	73,987,000	2,051,017
S&P/TSX 60 Index	78	03/14/24	14,956,598	169,836
Silver	27	03/26/24	3,244,725	(76,825)
Soybean	10	03/14/24	648,750	(12,713)
Soybean Meal	27	03/14/24	1,042,470	(37,749)
SPI 200 Index	70	03/21/24	9,045,398	166,066

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts: (continued)
Sugar No. 11	43	02/29/24	$991,133	$(231,367)
TurkDEX ISE 30	1,261	02/29/24	3,647,192	52,136
WTI Crude Oil	3	01/22/24	214,140	(4,568)

Total				$4,566,565

Short position contracts:
Australian 10 year Bond	(122)	03/15/24	(9,699,227)	(279,900)
Brent Crude Oil	(13)	01/31/24	(1,002,040)	14,404
CBOE Volatality Index	(554)	01/17/24	(7,784,365)	225,867
Cocoa	(19)	03/13/24	(798,000)	16,098
Cotton No. 2	(73)	03/06/24	(2,956,500)	(31,744)
EURO STOXX 50 Index	(91)	03/15/24	(4,563,874)	37,244
Feeder Cattle	(18)	03/28/24	(2,008,125)	(89,391)
FTSE 100 Index	(26)	03/15/24	(2,570,576)	(59,197)
FTSE China A50 Index	(809)	01/30/24	(9,299,455)	(264,285)
FTSE/JSE Top 40 Index	(177)	03/20/24	(6,907,765)	(205,595)
HSCEI	(176)	01/30/24	(6,531,959)	(129,897)
Lean Hogs	(157)	02/14/24	(4,287,670)	8,421
Live Cattle	(32)	02/29/24	(2,157,120)	163
LME Copper Base Metal	(13)	02/19/24	(2,771,763)	(74,953)
LME Copper Base Metal	(28)	01/15/24	(5,941,950)	(224,774)
LME Lead Base Metal	(130)	02/19/24	(6,703,125)	(111,363)
LME Lead Base Metal	(137)	01/15/24	(7,001,556)	(19,103)
LME Nickel Base Metal	(20)	02/19/24	(1,982,460)	(13,922)
LME Nickel Base Metal	(31)	01/15/24	(3,056,910)	168,421
LME Primary Aluminium	(84)	02/19/24	(4,974,900)	(490,609)
LME Primary Aluminium	(206)	01/15/24	(12,110,225)	(534,709)
LME Zinc Base Metal	(147)	01/15/24	(9,713,025)	(241,953)
LME Zinc Base Metal	(84)	02/19/24	(5,584,950)	(546,984)
Low Sulphur Gasoil	(18)	02/12/24	(1,334,700)	47,239
Milling Wheat	(75)	03/11/24	(921,108)	51,031
Mini VSTOXX®Index	(1,154)	01/17/24	(1,891,828)	21,678
MSCI EAFE E-Mini Index	(327)	03/15/24	(16,900,995)	(712,366)
MSCI EAFE E-Mini Index	(144)	03/15/24	(16,217,280)	(648,295)
Natural Gas	(157)	01/29/24	(3,937,560)	(111,250)
NY Harbor USLD	(27)	01/31/24	(2,891,019)	61,619
Palladium	(5)	03/26/24	(554,750)	(44,108)
Platinum	(7)	04/26/24	(352,065)	(29,454)
Russell 2000 E-Mini Index	(191)	03/15/24	(19,555,535)	(1,390,852)
S&P 500 E-Mini Index	(79)	03/15/24	(19,039,000)	(706,217)
SET50 Index	(2,283)	03/28/24	(11,681,041)	(87,820)
Soybean Oil	(20)	03/14/24	(577,800)	25,914
TOPIX Index	(36)	03/07/24	(6,040,851)	10,290
Wheat	(10)	03/14/24	(314,375)	(15,733)

Total				$(6,376,085)

Total Futures Contracts				$(1,809,520)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc.
	BRL	46,220,000	USD	9,382,798	1/3/2024	$132,188
	USD	9,534,812	BRL	46,220,000	1/3/2024	19,825

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

Morgan Stanley Co., Inc. (continued)
	BRL	46,220,000	USD	9,494,659	2/2/2024	$3,805
	AUD	42,983,000	USD	28,287,139	3/20/2024	1,072,173
	CAD	42,975,000	USD	32,104,376	3/20/2024	362,741
	CHF	2,084,000	USD	2,421,308	3/20/2024	76,439
	COP	23,694,000,000	USD	5,757,959	3/20/2024	261,786
	CZK	270,800,000	USD	11,961,525	3/20/2024	122,645
	EUR	16,276,000	USD	17,689,159	3/20/2024	334,736
	GBP	37,305,750	USD	46,980,209	3/20/2024	589,753
	HUF	3,252,000,000	USD	9,133,864	3/20/2024	159,542
	KRW	3,360,000,000	USD	2,577,390	3/20/2024	28,942
	MXN	150,663,000	USD	8,575,979	3/20/2024	185,091
	NOK	282,400,000	USD	25,847,295	3/20/2024	1,996,157
	NZD	30,300,000	USD	18,830,541	3/20/2024	327,417
	PLN	42,214,000	USD	10,505,054	3/20/2024	212,169
	SEK	16,883,000	USD	1,639,424	3/20/2024	39,595
	ZAR	66,698,000	USD	3,493,287	3/20/2024	128,296
	JPY	1,880,276,000	USD	13,171,439	3/21/2024	328,785

TOTAL						$ 6,382,085

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

Morgan Stanley Co., Inc.
	CLP	2,060,000,000	USD	2,382,467	3/20/2024	(54,455)
	USD	753,528	AUD	1,128,000	3/20/2024	(16,945)
	USD	25,742,004	CAD	34,918,000	3/20/2024	(638,143)
	USD	3,296,158	CHF	2,848,000	3/20/2024	(117,270)
	USD	2,190,358	CLP	1,940,000,000	3/20/2024	(2,042)
	USD	1,298,499	CZK	29,339,000	3/20/2024	(10,725)
	USD	49,497,849	EUR	45,568,000	3/20/2024	(963,741)
	USD	6,839,257	GBP	5,395,000	3/20/2024	(40,112)
	USD	327,991	HUF	116,473,000	3/20/2024	(4,859)
	USD	14,737,614	IDR	228,600,000,000	3/20/2024	(108,355)
	USD	16,829,302	INR	1,408,000,000	3/20/2024	(30,263)
	USD	65,803	MXN	1,165,000	3/20/2024	(1,942)
	USD	2,687,215	NOK	27,900,000	3/20/2024	(63,607)
	USD	29,953,077	NZD	48,720,000	3/20/2024	(851,402)
	USD	25,702,325	SEK	266,723,600	3/20/2024	(823,412)
	USD	482,878	ZAR	9,228,000	3/20/2024	(18,186)
	USD	43,589,328	JPY	6,222,949,000	3/21/2024	(1,090,923)

TOTAL						$ (4,836,382)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

3 Month BBSW(b)	4.000%	3/20/2025	AUD	97,340	$3,774	$–	$3,774
4.000%(c)	1 Day CORRA	3/20/2025	CAD	37,960	(58,430)	–	(58,430)
1.250 (c)	1 Day SOFR	3/20/2025	CHF	168,710	6,198	209,450	(203,252)
3.000 (c)	1 Day ESTRON	3/20/2025	EUR	102,150	175,964	116,167	59,797
4.750 (c)	1 Day SONIO	3/20/2025	GBP	136,850	646,739	216,113	430,626
3.250 (c)	3 Month STIBOR	3/20/2025	SEK	1,879,880	87,750	26,102	61,648
1 Day SOFR(c)	4.500	3/20/2025	USD	403,550	(378,409)	–	(378,409)
1 Day ESTRON(c)	2.500	3/20/2026	EUR	103,420	(383,704)	(157,870)	(225,834)
4.250 (c)	1 Day SONIO	3/20/2026	GBP	19,750	225,232	50,216	175,016
1 Day SOFR(c)	4.000	3/20/2026	USD	81,130	(277,481)	(41,101)	(236,380)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

4.000%(c)	6 Month PRIBOR	3/20/2029	CZK	303,920	$380,051	$221,670	$158,381
6.250(c)	BUBORON	3/20/2029	HUF	3,718,260	378,813	115,471	263,342
1 Month TIIE(d)	9.000%	3/20/2029	MXN	96,410	(141,430)	(77,805)	(63,625)
4.250(c)	6 Month WIBOR	3/20/2029	PLN	70,910	(44,960)	–	(44,960)
8.750(b)	3 Month JIBAR	3/20/2029	ZAR	341,430	514,519	400,998	113,521
3.250(e)	1 Day CORRA	3/20/2034	CAD	3,520	48,915	39,564	9,351
1.250(c)	1 Day SOFR	3/20/2034	CHF	13,480	131,394	255,666	(124,272)
2.500(c)	1 Day ESTRON	3/20/2034	EUR	73,740	1,786,765	1,637,996	148,769
3.750(c)	1 Day SONIO	3/20/2034	GBP	38,310	2,067,756	1,104,905	962,851
2.500(c)	3 Month STIBOR	3/20/2034	SEK	79,190	132,086	145,419	(13,333)
3.500(c)	1 Day SOFR	3/20/2034	USD	62,400	440,556	30,428	410,128
1 Day ESTRON(c)	2.500	3/20/2054	EUR	19,450	(1,098,701)	(1,195,274)	96,573
1 Day SONIO(c)	3.750	3/20/2054	GBP	17,280	(1,696,676)	(1,077,914)	(618,762)
1 Day SOFR(c)	3.500	3/20/2054	USD	19,840	(814,138)	(563,156)	(250,982)

TOTAL					$2,132,583	$1,457,045	$675,538

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2023.
(b)	Payments made quarterly.
(c)	Payments made annually.
(d)	Payments made monthly.
(e)	Payments made semi-annually.

Investment Abbreviations:
BBSW	—Bank Bill Swap Rate
BUBORON	—Budapest Interbank Offered Rate
CORRA	—Canadian Overnight Repo Rate Average
ESTRON	—Euro Short-Term Rate
JIBAR	—Johannesburg Interbank Agreed Rate
PRIBOR	—Prague Interbank Offered Rate
SOFR	—Secured Overnight Financing Rate
SONIO	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Assets and Liabilities(a) December 31, 2023

Managed Futures Strategy Fund(a)

Assets:

Investments in affiliated issuers, at value (cost $193,710,943)	$193,710,943
Cash	15,544,288
Foreign Currency, at value (cost $38,598,435)	39,014,188
Receivables:
Collateral on certain derivative contracts(b)	43,008,224
Fund shares sold	348,622
Reimbursement from investment adviser	46,303
Unrealized gain on forward foreign currency exchange contracts	6,382,085
Unrealized appreciation on futures contracts	1,594,978
Variation margin on futures contracts	113,086
Other assets	65,273

Total assets	299,827,990

Liabilities:

Variation margin on swaps	340,297
Unrealized loss on forward foreign currency exchange contracts	4,836,382
Unrealized depreciation on futures contracts	2,884,782
Payables:
Fund shares redeemed	3,412,856
Management fees	240,618
Distribution and Service fees and Transfer Agency fees	33,160
Accrued expenses	213,280

Total liabilities	11,961,375

Net Assets:

Paid-in Capital	309,340,719
Total distributable earnings (loss)	(21,474,104)

NET ASSETS	$287,866,615
Net Assets:
Class A	$16,125,995
Class C	4,590,786
Institutional	60,220,969
Investor	148,543,682
Class R6	57,814,117
Class R	557,827
Class P	13,239
Total Net Assets	$287,866,615
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,712,805
Class C	534,678
Institutional	6,130,223
Investor	15,343,489
Class R6	5,883,648
Class R	61,110
Class P	1,350
Net asset value, offering and redemption price per share:(c)
Class A	$9.41
Class C	8.59
Institutional	9.82
Investor	9.68
Class R6	9.83
Class R	9.13
Class P	9.81

(a)

Statement of Assets and Liabilities for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Forwards	Swaps
Managed Futures Strategy Fund	$26,885,860	$6,780,000	$9,342,364

(c)

Maximum public offering price per share for Class A Shares of the Managed Futures Strategy Fund is $9.96. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Operations(a) For the Fiscal Year Ended December 31, 2023

Managed Futures Strategy Fund(a)

Investment income:

Dividends — affiliated issuers	$13,962,411
Interest	1,342,114

Total Investment Income	15,304,525

Expenses:

Management fees	4,288,828
Transfer Agency fees(b)	439,210
Professional fees	213,153
Registration fees	136,109
Printing and mailing costs	132,549
Custody, accounting and administrative services	131,997
Distribution and/or Service (12b-1) fees(b)	86,348
Trustee fees	22,184
Shareholder meeting expense	15,839
Service fees — Class C	13,754
Other	14,543

Total expenses	5,494,514

Less — expense reductions	(903,734)

Net expenses	4,590,780

NET INVESTMENT INCOME	10,713,745

Realized and Unrealized gain (loss):

Net realized gain (loss) from:
Futures contracts	5,208,817
Foreign currency transactions	(881,604)
Forward foreign currency exchange contracts	(2,267,461)
Swap Contracts	(20,208,064)
Net change in unrealized gain (loss) on:
Forward foreign currency exchange contracts	459,336
Foreign currency translations	113,855
Futures contracts	(4,437,564)
Swap Contracts	(6,491,578)

Net realized and unrealized loss	(28,504,263)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,790,518)

(a)

Statement of Operations for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	$41,620	$41,263	$3,465	$25,786	$8,540	$33,180	$351,663	$18,959	$1,078	$4

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statements of Changes in Net Assets

	Managed Futures Strategy Fund(a)
	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$10,713,745	$494,071
Net realized gain (loss)	(18,148,312)	62,273,014
Net change in unrealized loss	(10,355,951)	(4,882,996)

Net increase (decrease) in net assets resulting from operations	(17,790,518)	57,884,089

Distributions to shareholders:

From distributable earnings:
Class A Shares	–	(3,183,394)
Class C Shares	–	(1,041,483)
Institutional Shares	(71,159)	(23,196,882)
Investor Shares	–	(41,920,577)
Class R6 Shares	(82,830)	(11,409,940)
Class R Shares	–	(146,868)
Class P Shares	(20)	(2,349)

Total distributions to shareholders	(154,009)	(80,901,493)

From share transactions:

Proceeds from sales of shares	185,475,974	369,443,119
Reinvestment of distributions	152,585	80,636,192
Cost of shares redeemed	(348,756,220)	(234,798,979)

Net increase (decrease) in net assets resulting from share transactions	(163,127,661)	215,280,332

TOTAL INCREASE (DECREASE)	(181,072,188)	192,262,928

Net Assets:

Beginning of year	468,938,803	276,675,875

End of year	$287,866,615	$468,938,803

(a)

The Statements of Changes in Net Assets for the Managed Futures Strategy Fund are consolidated and includes the balances of Cayman Commodity-MFS, LLC, (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.82	$9.85	$10.12	$9.61	$10.03

Net investment income (loss)(a)	0.23	(0.04)	(0.19)	(0.12)	0.01

Net realized and unrealized gain (loss)	(0.64)	2.00	0.64	0.76	0.23

Total from investment operations	(0.41)	1.96	0.45	0.64	0.24

Distributions to shareholders from net investment income	–	(1.14)	(0.03)	–	(0.59)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	–	(1.99)	(0.72)	(0.13)	(0.66)

Net asset value, end of year	$9.41	$9.82	$9.85	$10.12	$9.61

Total Return(b)	(4.18)%	20.08%	4.64%	6.62%	2.28%

Net assets, end of year (in 000’s)	$16,126	$16,841	$16,922	$11,964	$7,712

Ratio of net expenses to average net assets	1.43%	1.58%	1.83%	1.48%	1.49%

Ratio of total expenses to average net assets	1.58%	1.71%	1.89%	1.63%	1.64%

Ratio of net investment income (loss) to average net assets	2.44%	(0.31)%	(1.79)%	(1.21)%	0.06%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.02	$9.21	$9.52	$9.11	$9.56

Net investment income (loss)(a)	0.15	(0.10)	(0.25)	(0.18)	(0.07)

Net realized and unrealized gain (loss)	(0.58)	1.85	0.59	0.72	0.21

Total from investment operations	(0.43)	1.75	0.34	0.54	0.14

Distributions to shareholders from net investment income	–	(1.09)	–	–	(0.52)

Distributions to shareholders from net realized gains	–	(0.85)	(0.65)	(0.13)	(0.07)

Total distributions	–	(1.94)	(0.65)	(0.13)	(0.59)

Net asset value, end of year	$8.59	$9.02	$9.21	$9.52	$9.11

Total Return(b)	(4.77)%	19.26%	3.71%	5.88%	1.51%

Net assets, end of year (in 000’s)	$4,591	$5,486	$3,890	$3,335	$3,279

Ratio of net expenses to average net assets	2.18%	2.33%	2.58%	2.22%	2.24%

Ratio of total expenses to average net assets	2.32%	2.46%	2.64%	2.37%	2.39%

Ratio of net investment income (loss) to average net assets	1.69%	(0.95)%	(2.54)%	(1.92)%	(0.69)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.22	$10.19	$10.43	$9.87	$10.28

Net investment income (loss)(a)	0.28	0.05	(0.15)	(0.07)	0.04

Net realized and unrealized gain (loss)	(0.67)	2.02	0.66	0.76	0.25

Total from investment operations	(0.39)	2.07	0.51	0.69	0.29

Distributions to shareholders from net investment income	(0.01)	(1.19)	(0.06)	–	(0.63)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	(0.01)	(2.04)	(0.75)	(0.13)	(0.70)

Net asset value, end of year	$9.82	$10.22	$10.19	$10.43	$9.87

Total Return(b)	(3.80)%	20.59%	4.99%	6.95%	2.82%

Net assets, end of year (in 000’s)	$60,221	$140,429	$51,494	$49,052	$90,623

Ratio of net expenses to average net assets	1.06%	1.20%	1.46%	1.07%	1.11%

Ratio of total expenses to average net assets	1.21%	1.33%	1.52%	1.24%	1.26%

Ratio of net investment income (loss) to average net assets	2.80%	0.39%	(1.42)%	(0.74)%	0.42%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.07	$10.06	$10.32	$9.77	$10.19

Net investment income (loss)(a)	0.26	0.01	(0.16)	(0.10)	0.03

Net realized and unrealized gain (loss)	(0.65)	2.03	0.64	0.78	0.23

Total from investment operations	(0.39)	2.04	0.48	0.68	0.26

Distributions to shareholders from net investment income	–	(1.18)	(0.05)	–	(0.61)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	–	(2.03)	(0.74)	(0.13)	(0.68)

Net asset value, end of year	$9.68	$10.07	$10.06	$10.32	$9.77

Total Return(b)	(3.87)%	20.43%	4.83%	6.92%	2.60%

Net assets, end of year (in 000’s)	$148,544	$239,660	$146,008	$149,762	$106,968

Ratio of net expenses to average net assets	1.18%	1.33%	1.57%	1.22%	1.24%

Ratio of total expenses to average net assets	1.32%	1.46%	1.64%	1.38%	1.39%

Ratio of net investment income (loss) to average net assets	2.69%	0.10%	(1.54)%	(0.96)%	0.31%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.22	$10.19	$10.44	$9.87	$10.29

Net investment income (loss)(a)	0.28	0.01	(0.15)	(0.08)	0.05

Net realized and unrealized gain (loss)	(0.66)	2.06	0.65	0.78	0.23

Total from investment operations	(0.38)	2.07	0.50	0.70	0.28

Distributions to shareholders from net investment income	(0.01)	(1.19)	(0.06)	–	(0.63)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	(0.01)	(2.04)	(0.75)	(0.13)	(0.70)

Net asset value, end of year	$9.83	$10.22	$10.19	$10.44	$9.87

Total Return(b)	(3.68)%	20.47%	5.00%	7.05%	2.72%

Net assets, end of year (in 000’s)	$57,814	$65,653	$57,900	$55,439	$51,499

Ratio of net expenses to average net assets	1.06%	1.20%	1.45%	1.08%	1.09%

Ratio of total expenses to average net assets	1.20%	1.33%	1.51%	1.24%	1.23%

Ratio of net investment income (loss) to average net assets	2.81%	0.07%	(1.41)%	(0.79)%	0.47%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.54	$9.64	$9.92	$9.45	$9.87

Net investment income (loss)(a)	0.20	(0.04)	(0.21)	(0.13)	(0.02)

Net realized and unrealized gain (loss)	(0.61)	1.93	0.62	0.73	0.23

Total from investment operations	(0.41)	1.89	0.41	0.60	0.21

Distributions to shareholders from net investment income	–	(1.14)	–	–	(0.56)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	–	(1.99)	(0.69)	(0.13)	(0.63)

Net asset value, end of year	$9.13	$9.54	$9.64	$9.92	$9.45

Total Return(b)	(4.30)%	19.77%	4.33%	6.30%	2.14%

Net assets, end of year (in 000’s)	$558	$856	$451	$504	$539

Ratio of net expenses to average net assets	1.68%	1.83%	2.08%	1.72%	1.74%

Ratio of total expenses to average net assets	1.82%	1.96%	2.14%	1.87%	1.89%

Ratio of net investment income (loss) to average net assets	2.18%	(0.36)%	(2.04)%	(1.41)%	(0.19)%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Managed Futures Strategy Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.21	$10.17	$10.42	$9.86	$10.28

Net investment income (loss)(a)	0.28	0.01	(0.15)	(0.08)	0.05

Net realized and unrealized gain (loss)	(0.67)	2.07	0.65	0.77	0.23

Total from investment operations	(0.39)	2.08	0.50	0.69	0.28

Distributions to shareholders from net investment income	(0.01)	(1.19)	(0.06)	–	(0.63)

Distributions to shareholders from net realized gains	–	(0.85)	(0.69)	(0.13)	(0.07)

Total distributions	(0.01)	(2.04)	(0.75)	(0.13)	(0.70)

Net asset value, end of year	$9.81	$10.21	$10.17	$10.42	$9.86

Total Return(b)	(3.78)%	20.62%	4.98%	6.95%	2.71%

Net assets, end of year (in 000’s)	$13	$14	$11	$71	$166

Ratio of net expenses to average net assets	1.05%	1.20%	1.44%	1.08%	1.09%

Ratio of total expenses to average net assets	1.19%	1.32%	1.51%	1.24%	1.23%

Ratio of net investment income (loss) to average net assets	2.81%	0.10%	(1.40)%	(0.84)%	0.49%

Portfolio turnover rate(c)	–%	–%	–%	–%	–%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for Managed Futures Strategy Fund — Cayman Commodity-MFS, LLC. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of December 31, 2023, the Fund’s net assets were $287,866,615, of which $58,259,888, or 20%, is represented by the Subsidiary.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid at least annually.

20

GOLDMAN SACHS ALTERNATIVE FUNDS I

2. SIGNIFICANT ACCOUNTING POLICIES (continued )

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

21

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued )

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (the “Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are generally made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the

22

GOLDMAN SACHS ALTERNATIVE FUNDS I

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued )

counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of December 31, 2023:

Managed Futures Strategy Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Companies	$193,710,943	$—	$—

Total	$193,710,943	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Exchange Contracts	$—	$6,382,085	$—

Futures Contracts	6,394,090	—	—

Interest Rate Swap Contracts	—	2,893,777	—

Total	$6,394,090	$9,275,862	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(4,836,382)	$—

Futures Contracts(a)	(8,203,610)	—	—

Interest Rate Swap Contracts(a)	—	(2,218,239)	—

Total	$(8,203,610)	$(7,054,621)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

23

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Managed Futures Strategy Fund

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$1,930,463	(a)	Variation margin on futures contracts	$(3,579,333	)(a)

Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	6,382,085		Payable for unrealized loss on forward foreign currency exchange contracts	(4,836,382)

Equity	Variation margin on futures contracts	4,265,767	(a)	Variation margin on futures contracts	(4,344,377	)(a)

Interest Rate	Variation margin on futures and swaps contracts	3,091,637	(a)	Variation margin on futures and swaps contracts	(2,498,139	)(a)

Total		$15,669,952			$(15,258,231)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2023, is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Managed Futures Strategy Fund

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	$(2,267,461)	$459,336

Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(7,193,560)	(3,367,100)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	12,937,404	(988,424)

Interest Rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	(20,743,091)	(6,573,618)

Total		$(17,266,708)	$(10,469,806)

For the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts	Swap Contracts

Managed Futures Strategy Fund	13,706	1,205,997,620	11,977,834

(a)

Amounts disclosed represent average number of contracts for futures, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2023.

24

GOLDMAN SACHS ALTERNATIVE FUNDS I

4. INVESTMENTS IN DERIVATIVES (continued )

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/ or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that GSAM believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2023:

Counterparty	Derivative Assets	Derivative Liabilities	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
	Forwards(1)	Forwards(1)

Morgan Stanley Co., Inc.	$6,382,085	$(4,836,382)	$1,545,703	$1,545,703	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

25

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued )

For the fiscal year ended December 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^[1]

Managed Futures Strategy Fund	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.88%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

1	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. With respect to the Subsidiary, for the fiscal year ended December 31, 2023, GSAM waived $334,183, of the Fund’s management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. With respect to the affiliated Underlying Fund, for the fiscal year ended December 31, 2023, GSAM waived $459,870 of the Fund’s management fees.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A, Class C and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C or Class R Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained $3,918 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for the Fund.

D. Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

26

GOLDMAN SACHS ALTERNATIVE FUNDS I

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Institutional Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.254%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Managed Futures Strategy Fund	$ 794,054	$ 109,680	$ 903,734

G. Line of Credit Facility — As of December 31, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2023:

Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Managed Futures Strategy Fund	$ 366,294,788	$ 398,539,109	$ (571,122,954)	$ 193,710,943	$ 193,710,943	$ 13,962,411

As of December 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the Fund:

Fund	Class P

Managed Futures Strategy Fund	100%

As of December 31, 2023, the following Goldman Sachs Funds were the beneficial owner of 5% or more of total outstanding shares of the Fund:

Fund	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio

Managed Futures Strategy Fund	6%	6%

27

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Managed Futures Strategy Fund

Distributions paid from:

Ordinary Income	$154,009

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Managed Futures Strategy Fund

Distributions paid from:

Ordinary Income	$80,344,451

Net long-term capital gains	557,042
Total distributions	$80,901,493

As of December 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

Managed Futures Strategy Fund

Capital loss carryforwards:

Perpetual Short-Term	$(11,921,271)

Perpetual Long-Term	(986,841)

Total capital loss carryforwards	(12,908,112)

Timing differences — (Qualified Late Year Loss Deferral and Post October Capital Loss Deferral)	(6,064,642)

Unrealized gains (losses) — net	(2,501,350)
Total accumulated earnings (losses) — net	$(21,474,104)

As of December 31, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Managed Futures Strategy Fund

Tax Cost	$ 195,840,878

Gross unrealized gain	7,484,213

Gross unrealized loss	(9,985,563)

Net unrealized gain (loss)	$ (2,501,350)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures and foreign currency contracts and differences in the tax treatment of underlying fund investments.

The Managed Futures Strategy Fund reclassified $1,633,749 from paid-in-capital to distributable earnings for the fiscal year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from taxable overdistributions, net operating losses and differences in the tax treatment of underlying fund investments.

28

GOLDMAN SACHS ALTERNATIVE FUNDS I

6. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fund’s with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in

29

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

7. OTHER RISKS (continued)

interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/ or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Subsidiary Risk — The Subsidiary is not registered under the Act and is not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

Tax Risk — The Fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary. The tax treatment of the Fund’s investments in the Subsidiary could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the IRS were to successfully assert that a Fund’s income from such investments was not “qualifying income,” the Fund may fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments.

30

GOLDMAN SACHS ALTERNATIVE FUNDS I

7. OTHER RISKS (continued)

If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

10. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	529,374	$5,085,964	1,200,973	$13,980,844

Reinvestment of distributions	—	—	314,898	3,183,394

Shares redeemed	(532,187)	(5,086,122)	(1,518,157)	(17,580,452)

	(2,813)	(158)	(2,286)	(416,214)

Class C Shares

Shares sold	169,320	1,514,443	237,854	2,563,902

Reinvestment of distributions	—	—	111,897	1,041,483

Shares redeemed	(242,929)	(2,143,119)	(163,784)	(1,713,311)

	(73,609)	(628,676)	185,967	1,892,074

31

GOLDMAN SACHS ALTERNATIVE FUNDS I

Notes to Financial Statements (continued) December 31, 2023

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Managed Futures Strategy Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	3,413,839	$34,300,300	11,993,718	$143,316,333

Reinvestment of distributions	7,094	69,735	2,184,178	22,931,915

Shares redeemed	(11,035,312)	(108,527,814)	(5,488,006)	(64,867,307)

	(7,614,379)	(74,157,779)	8,689,890	101,380,941

Investor Shares

Shares sold	13,801,287	135,848,682	15,748,088	185,838,210

Reinvestment of distributions	—	—	4,050,829	41,920,243

Shares redeemed	(22,266,933)	(218,105,511)	(10,496,723)	(122,558,476)

	(8,465,646)	(82,256,829)	9,302,194	105,199,977

Class R6 Shares

Shares sold	869,084	8,508,378	1,916,178	23,334,351

Reinvestment of distributions	8,426	82,830	1,086,492	11,409,940

Shares redeemed	(1,416,487)	(14,414,537)	(2,260,881)	(27,986,272)

	(538,977)	(5,823,329)	741,789	6,758,019

Class R Shares

Shares sold	16,499	152,583	36,015	409,474

Reinvestment of distributions	—	—	14,978	146,868

Shares redeemed	(45,086)	(413,428)	(8,033)	(93,156)

	(28,587)	(260,845)	42,960	463,186

Class P Shares

Shares sold	6,589	65,624	1	5

Reinvestment of distributions	2	20	223	2,349

Shares redeemed	(6,569)	(65,689)	(1)	(5)

	22	(45)	223	2,349

NET INCREASE (DECREASE) IN SHARES	(16,723,989)	$(163,127,661)	18,960,737	$215,280,332

32

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Managed Futures Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Managed Futures Strategy Fund and its subsidiary (one of the Funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related consolidated statement of operations for the year ended December 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

33

GOLDMAN SACHS ALTERNATIVE FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2023

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Managed Futures Strategy Fund
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$964.10		$6.39
Hypothetical 5% return	1,000.00	1,018.70	+	6.56
Class C
Actual	1,000.00	960.80		10.03
Hypothetical 5% return	1,000.00	1,014.97	+	10.31
Institutional
Actual	1,000.00	965.80		4.41
Hypothetical 5% return	1,000.00	1,020.72	+	4.53
Investor
Actual	1,000.00	966.10		5.10
Hypothetical 5% return	1,000.00	1,020.01	+	5.24
Class R6
Actual	1,000.00	966.10		4.56
Hypothetical 5% return	1,000.00	1,020.57	+	4.69
Class R
Actual	1,000.00	963.10		7.52
Hypothetical 5% return	1,000.00	1,017.54	+	7.73
Class P
Actual	1,000.00	966.00		4.61
Hypothetical 5% return	1,000.00	1,020.52	+	4.74

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	1.46%	2.21%	1.10%	1.21%	1.03%	1.71%	1.09%

34

GOLDMAN SACHS ALTERNATIVE FUNDS I

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener were elected to the Trusts Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trusts shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

35

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

36

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023 – Present) Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

37

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (34 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

38

GOLDMAN SACHS ALTERNATIVE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust; (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)). Assistant Secretary—Goldman Sachs MLP and Energy Renaissance Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President—Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

39

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

41

Goldman Sachs Funds

Annual Report | **December 31, 2023**

Alternative Funds II

Absolute Return Tracker

Commodity Strategy

Goldman Sachs | Asset Management

Goldman Sachs Alternative Funds II

∎ ABSOLUTE RETURN TRACKER FUND

∎ COMMODITY STRATEGY FUND

Effective January 24, 2023, open-end mutual funds and exchange traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective The Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk characteristics of a diversified universe of hedge funds.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies (“QIS”) Team discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 10.45%, 9.45%, 10.83%, 10.68%, 10.74%, 10.11% and 10.72%, respectively. These returns compare to the 5.01% average annual total return of the Fund’s benchmark, the ICE BofA Three-Month U.S. Treasury Bill Index (net of management, administrative and performance incentive fees), during the same time period.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A

Risk assets, including equities and credit assets, as well as government bonds broadly experienced positive returns in 2023, as decelerating inflation and widespread expectations that the U.S. Federal Reserve (the “Fed”) was nearing the end of its interest rate hiking cycle more than offset the pressures of heightened geopolitical unrest, including the Russia/Ukraine and Hamas/Israel wars.

Amid this backdrop, hedge funds generally posted positive returns during the Reporting Period, recovering from the prior year’s losses. High interest rates, persistent though lower inflation, recession fears and resultant market dispersion created opportunities for hedge fund strategies. Increased geopolitical tensions between the U.S. and China and in the Middle East were also some of the key drivers for market volatility as a tailwind for select hedge fund strategies.

More specifically, equity long/short hedge fund strategies were the top performers during the Reporting Period, with multiple bigger hedge funds outperforming the bond markets.

A lot of this strong performance was driven by the rally in information technology stocks and, in turn, global technology strategies.

Relative value hedge fund strategies also performed well overall, with relative value arbitrage in particular proving adept at providing downside risk protection amid heightened volatility during the Reporting Period.

Event-driven hedge fund strategies posted more modestly positive returns during the Reporting Period, remaining mostly flat during the last quarter of 2023. Using futures contracts, these strategies saw inflows and especially positive performance during the third calendar quarter as they offset some of the drawdown in the broad equity markets during those months.

Global macro hedge fund strategies were the only major category among hedge fund strategies to post negative returns during the Reporting Period. The performance of macro strategies had a higher contribution from bond returns than usual in 2023.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

We believe hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. To establish the Market Exposures and Trading Strategies that drive the returns of the hedge fund sub-strategies, we use industry analysis of hedge funds, including hedge fund return databases, prime brokerage reports, industry participants and

FUND RESULTS

regulatory filings and other public sources. We then apply a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy.

The Fund is designed to follow the performance of the hedge fund industry with lower fees and daily liquidity. During the Reporting Period, the Fund achieved its objective by delivering similar performance both at an aggregate and style level. Contributors and detractors aligned with the performance of hedge funds with comparable volatility during the Reporting Period. It should be noted that during periods of significant market drawdowns, there can be some additional deviation between public and private market assets. In our view, the Reporting Period likely produced some outperformance for real hedge funds at least partially attributable to exposure to private assets that are not priced in the open market.

On an absolute basis, all four Fund Sub-Strategies contributed positively to performance during the Reporting Period.

Among the Fund’s four Sub-Strategies, the Equity Long/Short Hedge Fund Sub-Strategy, which represented close to 50% of the Fund’s portfolio, contributed most positively to the Fund’s absolute return during the Reporting Period. Within the Equity Long/Short Hedge Fund Sub-Strategy, long-biased and global stock selection strategies contributed most positively during the Reporting Period, while hedged exposure to emerging markets strategies detracted most.

The Fund’s Relative Value Hedge Fund Sub-Strategy was the second biggest contributor to the Fund’s absolute return during the Reporting Period. Developed market equity strategies and credit exposure through investment grade bonds contributed most positively within the Relative Value Hedge Fund Sub-Strategy. None of the strategies within the Fund’s Relative Value Hedge Fund Sub-Strategy detracted from performance during the Reporting Period.

The Fund’s Macro Hedge Fund Sub-Strategy also contributed positively to the Fund’s return on an absolute basis during the Reporting Period, despite global macro hedge fund strategies posting negative returns within the broader hedge fund universe. Such outperformance by the Fund’s Sub-Strategy was supported by its exposure to developed market equities, and the equity/bond long-only trend-following strategy also added value. The long/short multi-asset trend following strategy detracted, offsetting some gains.

The Fund’s Event Driven Hedge Fund Sub-Strategy was a more modest positive contributor to the Fund’s absolute return during the Reporting Period. U.S. equity put spread and merger arbitrage strategies contributed positively to performance. None of the Sub-Strategy’s strategies significantly detracted during the Reporting Period.

In addition to the asset classes mentioned above, the Fund was invested in a variety of developed and emerging market equities, short-term interest rates, government bonds, currencies, credit, real estate and commodities during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used centrally-cleared index credit default swaps to gain exposure to high yield and investment grade credit markets across the U.S. and Europe. The Fund used total return swaps to gain exposure to U.K. and continental European large capitalization equity indices, developed market and developed market growth equity indices, global equity sector exposures, a basket of equity names that are acquisition targets, and Master Limited Partnerships. The Fund used an excess return swap to gain exposure to a broad universe of commodities. The Fund used currency forward contracts to gain exposure to select developed and emerging market currencies of non-U.S. developed markets. The Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, emerging market equities, commodities, government bonds and short-term interest rates. The Fund used exchange-traded put options on the S&P 500® Index, exchange-traded VIX call options, and exchange-traded VIX futures to gain exposure to volatility.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	There were no notable changes made in the Fund’s investment strategy during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had a 44% allocation to the Equity Long/Short Hedge Fund Sub-Strategy, 26% to the Macro Hedge Fund Sub-Strategy, 25% to the Relative Value Hedge Fund Sub-Strategy and 5% to the Event Driven Hedge Fund Sub-Strategy, quite similar to the Sub-Strategy allocations at the start of the Reporting

FUND RESULTS

Period. This was in line with the distribution of hedge fund styles in the industry, which have historically changed at an evolutionary pace. The underlying strategies themselves adapted to the conditions of the Reporting Period. For example, the Fund’s net short exposure to government bonds was made long and increased during the Reporting Period. Similarly, the Fund’s next exposure to short-term interest rates went from short to long, and the Fund’s exposure to credit increased. Overall, the Fund’s net exposure increased near the end of the Reporting Period after decreasing for a majority of 2023, while the Fund’s gross exposure remained largely unchanged throughout.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s strategy going forward?

A

Hedge fund strategies generally performed well during the Reporting Period. As inflation rates cooled during the last quarter of calendar year 2023, causing increasing expectations of lower interest rates, we believed at the end of the Reporting Period that 2024 could provide a different regime for hedge fund investments. However, this may also create opportunities within strategies that benefit from a favorable macroeconomic environment. We are also cognizant that U.S. investors, who are a majority of hedge fund investors, had a historically higher average allocation to hedge funds during the Reporting Period, which could put pressure on hedge fund inflows in the coming year.

All that said, in the coming months, we intend to remain focused on the Fund’s investment objective of seeking to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. We understand that the hedge fund industry is dynamic, and to keep pace, we seek to understand trends in the hedge fund industry by digesting information from a number of sources, including hedge fund return databases, prime brokerage reports, hedge fund consultants, regulatory filings and other public sources. Additionally, we emphasize ongoing research and continued process and model enhancement, which we can implement through our scalable, robust technological platform.

FUND BASICS

Absolute Return Tracker Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23 ±

Holding	% of Net Assets	Line of Business
iShares Core MSCI Emerging Markets ETF	9.7%	Exchange Traded Funds
iShares 5-10 Year Investment Grade Corporate Bond ETF	4.8	Exchange Traded Funds
SPDR Bloomberg Convertible Securities ETF	3.0	Exchange Traded Funds
SPDR Blackstone Senior Loan ETF	1.7	Exchange Traded Funds
Apple, Inc.	1.0	Technology Hardware, Storage & Peripherals
Microsoft Corp.	1.0	Software
Alphabet, Inc.	0.9	Interactive Media & Services
Amazon.com, Inc.	0.8	Broadline Retail
NVIDIA Corp.	0.8	Semiconductors & Semiconductor Equipment
Meta Platforms, Inc.	0.5	Interactive Media & Services

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

FUND COMPOSITION *

* The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets as of December 31, 2023. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

 Performance Summary

 December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofA Three-Month U.S. Treasury Bill Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Absolute Return Tracker Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	10.45%	4.52%	3.09%	—
Including sales charges	4.34%	3.35%	2.51%	—

Class C
Excluding contingent deferred sales charges	9.45%	3.74%	2.31%	—
Including contingent deferred sales charges	8.43%	3.74%	2.31%	—

Institutional	10.83%	4.91%	3.48%	—

Investor	10.68%	4.78%	3.35%	—

Class R6 (Commenced July 31, 2015)	10.74%	4.91%	N/A	3.66%

Class R	10.11%	4.24%	2.83%	—

Class P (Commenced April 17, 2018)	10.72%	4.92%	N/A	3.71%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

FUND RESULTS

Goldman Sachs Commodity Strategy Fund

 December 31, 2023

Investment Objective The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, CoreCommodity Management, LLC (“CoreCommodity”) discusses the Fund’s performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of -9.95%, -10.58%, -9.65%, -9.78%, -9.71%, -10.19% and -9.72%, respectively. These returns compare to the -7.91% annual total return of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (the “Bloomberg Commodity Index”), during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A

Commodity markets overall, as measured by the Bloomberg Commodity Index, posted negative returns during calendar year 2023. For the Reporting Period, the Bloomberg Commodity Index significantly underperformed both the 26.29% return of the S&P 500 Index and the 5.53% return of the Bloomberg U.S. Aggregate Bond Index, measuring the U.S. equity market and U.S. fixed income market, respectively. The 2023 calendar year marked a stark difference from the preceding two years when commodities advanced rapidly. Notably, despite the underperformance during the Reporting Period, commodities still outpaced both stocks and bonds on a trailing three-year basis as of December 31, 2023.

Directing commodity prices most during the Reporting Period was the influence of monetary policy. After 425 basis points of interest rate hikes in 2022, the Fed continued to tighten aggressively with an additional increase of 100 basis points to the targeted federal funds rate in 2023. (A basis point is 1/100th of a percentage point.) The effect on commodity markets was severalfold.

The first, most immediate consequence was the dampening of inflation. The U.S. Consumer Price Index (“CPI”) started 2023 at an annualized rate of 6.5% and ended the year at 3.4%. Similar disinflationary trends occurred throughout most developed and emerging economies. Commodity prices were challenged in such an environment; however, lingering cost pressures continued to surface in corners of the supply chain. Labor supply remained tight, which fueled a series of wage negotiations, protests and other forms of labor activism. Together with higher material and capital expenses, the marginal cost of production for commodities like copper and zinc appreciated throughout the year, forcing many suppliers to curtail output. Poor producer economics weighed on production growth and helped to stem price declines.

Higher interest rates also influenced commodities via the inventory cycle. Elevated financing costs translated to elevated storage costs, which meant that most holders of natural resources embarked on widespread destocking campaigns. In aggregate, the effect was significant and weighed most heavily on industrial metals. Going forward, should interest rates peak and then come down in 2024 as widely anticipated, destocking may hold less sway over the market and may actually shift to a net tailwind for commodities, in our view.

Beyond the actions of the Fed, weather also played a dramatic role during the Reporting Period. Most scientists and climatologists agree that 2023 was the hottest year on record, made worse by the ongoing El Niño. Excessive heat plagued equatorial crops, like sugar and cocoa, and led to the rise of agricultural disease and pests, stunted hydropower generation, and even influenced oil refinery output. Furthermore, extreme weather threatened the world’s shipping lanes, most notably via low water levels along the Mississippi River, Rhine River and Panama Canal. In general, the rise in temperatures and extreme weather contributed to a worsening environment for miners, drillers and farmers alike.

Another factor affecting commodities was the stark rise in geopolitical risk. During the Reporting Period, there was a noticeable increase in social uprising, military conflict and general unrest. Many of these events were isolated and bore little consequence, but on occasion, they had real impact on

FUND RESULTS

the commodity supply chain. Of particular note was the U.S. regional banking crisis in March 2023; the U.S. debt ceiling deadline in June; attempted Ukrainian counteroffensives during the summer months; Hamas terrorist attacks in October; and Venezuelan border disputes with Guyana in December. Each event had considerable influence over the pricing and/or sourcing of commodities.

Q	Which commodity subsectors were strongest during the Reporting Period?

A

Boasting a return of 9.6%, the precious metals subsector of the Bloomberg Commodity Index was the best performer and the only subsector to post a positive return during the Reporting Period. Gold appreciated 12.8%, while silver declined modestly, down 0.3%. Global central bank purchases, safe-haven demand amidst geopolitical tensions, and projected interest rate cuts by the Fed supported the price of gold.

Q	Which commodity subsectors were weakest during the Reporting Period?

A

The energy subsector of the Bloomberg Commodity Index was the weakest performer during the Reporting Period, with a return of -21.6%. Natural gas prices fell substantially (-65.3%) due to record-high production in the U.S., rising inventories, and lower demand due to warmer than average temperatures during the heating season. West Texas Intermediate (“WTI”) crude oil (-2.0%) and Brent crude oil (-1.0%) declined modestly, as OPEC spare capacity outweighed production cuts announced by the cartel and rising geopolitical catalysts. Additionally, Russia ramped up oil exports against OPEC+ commitments, and U.S. supplies outpaced virtually all expectations, spearheaded by growth from private producers. Heating oil declined 2.9%, while gasoil rose 1.7%, and RBOB, or reformulated blendstock for oxygenate blending, gasoline rose 7.6%, the latter of which was the best performing commodity within the subsector.

Industrial metals was the second-weakest subsector of the Bloomberg Commodity Index during the Reporting Period, with a return of -9.2%. The subsector initially appreciated during the first quarter of 2023 on the back of China’s transition out of COVID-era lockdowns, which stirred hope for a revival in demand. However, as the year progressed, a downturn in global manufacturing, Chinese property woes, and soaring global interest rates reduced metals consumption, particularly for capital-intensive corners of the global economy. Nickel prices declined the most (-44.5%) due to a reduction in Chinese demand for stainless steel. Zinc and lead declined 6.4% and 5.1%, respectively, whereas aluminum declined 1.4%. Copper was the only metal in the subsector to post gains for the Reporting Period, up 4.7%. Copper benefited from its vital role in the energy transition and supply disruptions from key South American mines.

The agriculture subsector of the Bloomberg Commodity Index declined 4.4% during the Reporting Period. With the exception of soybeans, which rose 2.0%, all staple crops declined during the Reporting Period. Chicago wheat fell 26.5%; Kansas City wheat fell 23.6%; corn fell 17.7%; soybean oil fell 17.0%; and soybean meal fell 0.1%. A stronger U.S. currency and bumper harvests out of both Russia and Brazil drove balances into surplus. Soft commodities fared significantly better, with frozen concentrated orange juice (104.2%) and cocoa (69.3%) advancing the most during the Reporting Period. Black pod disease, swollen shoot virus, and citrus greening disease were detrimental to cocoa and orange juice crops, propelling prices higher. Coffee rose 25.1%; sugar advanced 19.4%; and cotton gained 1.5%. Sugar advanced to a fresh decade-high on Indian export restrictions and weather-related disruptions among key growers, while coffee marched higher as exchange stocks collapsed to a 24-year low.

The livestock component of the Bloomberg Commodity Index declined 1.9% during the Reporting Period. Live cattle advanced 10.5%; whereas lean hog prices declined 22% during the Reporting Period. Cattle was up, as the number of cows used for breeding beef cattle fell to a six-decade low. Pork prices declined on higher producer efficiency and weak demand out of China.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund posted absolute declines and underperformed the Bloomberg Commodity Index during the Reporting Period. The Fund underperformed in energy and precious metals and outperformed in industrial metals, agriculture and livestock.

Within energy, the Fund’s overweight to natural gas detracted from performance, as prices declined approximately 65% during the Reporting Period. Overweights across the petroleum complex also detracted, with the exception of gasoil. Curve placement was additive in natural gas and gasoil but detracted across the petroleum complex. Within precious metals, an underweight to gold and an overweight to silver hurt. The inclusion of platinum in the Fund’s portfolio further dampened relative results. Within industrial metals, an overweight to copper and an underweight to lead were beneficial. Curve placement was additive across the industrial metals subsector, with the exception of zinc. In agriculture, within soft commodities,

FUND RESULTS

overweights to cotton and the inclusion of cocoa and frozen concentrated orange juice were beneficial, while an overweight to sugar detracted. Within staple crops, overweights to corn and Chicago wheat hurt, but underweights to soybean meal and Kansas City wheat added value. Within livestock, an underweight to live cattle and deferred positioning detracted, while deferred positioning in lean hogs contributed positively.

Q	How did the Fund’s roll-timing strategies impact performance during the Reporting Period?

A

As indicated above, the Fund’s roll-timing strategies, implemented via exposure to commodity index-linked swaps and commodity futures, had mixed effect on the Fund’s returns for the Reporting Period overall. The investment team implements a roll-timing strategy by deviating from the Bloomberg Commodity Index roll convention, which occurs during the fifth through ninth business days of each month. During the Reporting Period, rolls within the Fund primarily took place in advance of the benchmark (i.e., during the first four business days of each month). Additionally, certain commodities, such as those in the energy sector, were rolled on a more frequent basis than the Bloomberg Commodity Index. Further, while the majority of the Fund’s exposure is rolled on a controlled schedule, our team continually monitors fundamental and technical developments across all commodity markets and incorporates those views in the Fund’s portfolio by electing to roll positions opportunistically.

Q	How did you implement the Fund’s enhanced cash management strategy?

A

The investment team does not seek to add meaningful outperformance through an enhanced cash management strategy or collateral management. The cash portion of the Fund’s portfolio is typically invested in a conservative collateral portfolio of U.S. Treasury securities up to 12 months in maturity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps and commodity futures in implementing roll-timing strategies in order to gain exposure to the commodity markets. The use of these instruments is integral to the Fund’s investment strategy, which, overall, realized negative absolute returns during the Reporting Period.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A

The Fund’s strategic allocation differed from the Bloomberg Commodity Index during the Reporting Period. At the subsector level, the Fund was overweight industrial metals and energy and underweight agriculture, precious metals and livestock on average relative to the Bloomberg Commodity Index during the Reporting Period.

Within industrial metals, the Fund was overweight aluminum, copper, nickel and zinc and was underweight lead.

Within energy, the Fund was overweight across petroleum and natural gas commodities. The team generally favored front-month positioning in Brent crude oil and gasoil and a mixture of front-month and deferred positioning across WTI crude oil, gasoline and heating oil. Natural gas positioning was spread across the curve, as we sought to benefit from seasonality and negate the effects of contango. (Contango is a situation where the futures price of a commodity is higher than the spot price. Contango usually occurs when an asset’s price is expected to rise over time. That results in an upward-sloping forward curve.)

Within agriculture, the Fund was underweight both staple crops and soft commodities. Within staple crops, the Fund was underweight the soybean complex and wheat and was overweight corn. Within soft commodities, the Fund was underweight sugar and overweight coffee and cotton. The Fund included cocoa and frozen concentrated orange juice in its allocation, though these are not constituents of the Bloomberg Commodity Index.

Within precious metals, the Fund included exposure to platinum, which is not a constituent of the Bloomberg Commodity Index. The Fund was overweight silver and underweight gold relative to the Bloomberg Commodity Index.

Within livestock, the Fund was overweight live cattle and modestly underweight lean hogs versus the Bloomberg Commodity Index.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was, via commodity index-linked securities, such as swaps and futures, overweight the energy and industrial metals subsectors and was underweight the agriculture, precious metals and livestock subsectors, each as relative to the Bloomberg Commodity Index.

FUND RESULTS

At the end of the Reporting Period, approximately 100% of the Fund’s net assets were invested in commodity-linked derivatives. The commodity exposure was collateralized with approximately 91% in U.S. Treasury securities and the remaining approximately 9% in cash.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s view and strategy going forward?

A

The Reporting Period was a particularly difficult year for forecasting most capital markets. It is never easy to predict the future, but the market action in 2023 surprised participants on many fronts and continually defied expectations along the way. Consensus views were punished, sometimes severely. That said, at the end of the Reporting Period, we were optimistic about the forward outlook, here presenting what we believe is a thoughtful projection for the broad atmosphere for commodities in 2024.

The most anticipated macroeconomic development heading into 2024, in our view, involves the possibility of easing monetary policy by the U.S. Fed and other countries’ central banks as the year unfolds. The latest Fed minutes from its December 2023 meeting, released in the first week of January 2024, essentially confirmed that interest rates have peaked and, according to the dot plot, two to three rate cuts should be expected to occur in 2024. (The Fed’s dot plot is a chart updated quarterly that records each Fed official’s projection for the central bank’s key short-term interest rate, the federal funds rate.) The significant rally in risk assets that took place in the last few weeks of 2023, in response to the Fed’s release, may have been overextended, in our opinion. Rate cuts during the next 12 months, as implied by the bond market, suggest far more loosening to occur—on the order of 125 to 150 basis points in total. Based on the strength of the economy at the end of 2023, progress made on the inflation front, and central bank commentary, we believe that path to be of low probability and foresee a “higher for longer” interest rate environment ahead.

Historically, a decline in interest rates generally coincides with a higher price for metals. Lower carrying costs as well as any ancillary effects on the U.S. currency typically bode well for both industrial and precious metals. At the end of the Reporting Period, we believed the rally into year-end may have taken some of the upside out of the market in the near term, especially if rates remain in flux for longer than consensus expected. Consequently, we seek to underweight gold in the Fund relative to the Bloomberg Commodity Index and reduce its overweight to industrial metals. Despite the tempered positioning, we believed the industrial metals complex remained plagued by a capital investment problem as far as supply growth is concerned. As such, we were particularly bullish on the subsector over longer time frames. The future demand profile for battery metals and those with high “green” penetration is favorable and cannot be overlooked, in our view. In turn, at the end of the Reporting Period, we maintained a modest overweight to industrial metals in the Fund and patiently await more favorable activity in the global industrial base before enacting a more aggressive position.

The energy subsector appeared to us to be quite attractive as the calendar rolled forward into a new year. The price action for crude oil, petroleum products and natural gas was remarkably negative in the latter part of 2023. In the same way that bond prices and credit generally extended past fair value, in our opinion, energy declines were perhaps overdone. Lack of adequate capital investment for exploration and production, low inventories, robust demand growth, rising geopolitical stress, and overly-bearish speculative positioning may be the elixir needed to fuel a rally from 2023 closing levels. We believed natural gas fundamentals were less constructive, but the market remained localized enough such that any severe shift in weather may have an outsized effect on price. Recent developments in the Middle East, the Panama Canal and off the coast of Guyana also raise the likelihood of disruptions to physical flows, in our view. Any upside surprise to Chinese consumption and global energy demand more broadly is likely, in our opinion, to be faced with a knee-jerk response to the upside given sentiment in the subsector seen at the end of the Reporting Period. While the Fund’s positioning remains dynamic, we anticipate maintaining an overweight to the energy subsector in the months ahead.

In the agriculture subsector, we believed opportunities exist on a commodity-by-commodity basis and vary considerably between each market. For instance, while commodity performance, as measured by the Bloomberg Commodity Index, was negative in 2023, there were pockets of substantial positive performance from certain soft commodities. Frozen concentrated orange juice, as mentioned earlier, was up 104.2%, cocoa prices climbed 69.3%, and sugar held on to gains, up 19.4%. For the year ahead, we have pared back the Fund’s allocations in those markets nearing record-high levels given the threat of demand destruction. Supplies for most grains and oilseeds

FUND RESULTS

were in good standing, in our view, at the end of the Reporting Period and had recovered from the disruptions experienced in 2022. El Niño is widely expected to remain strong into the first quarter of 2024 but may wane as the year progresses, potentially offering relief to certain equatorial crops. Sugar is one market where we held a favorable outlook, as prices had come down sharply with investor positioning and supplies remained challenged by export restrictions.

Generally speaking, there are many outside forces that can and will have a material effect on the prices of commodities in 2024. We believed the fundamental balance for most markets was still favorable at the end of the Reporting Period, as inventories were low based on historical standards and producers were battling a wave of challenges. The latest economic reading seemed to suggest that a hard landing for the global economy is less of a threat than previously feared, and investor positioning in traditional equity and fixed income markets reflected a rosier outlook, in our view. (A hard landing in economics refers to a marked economic slowdown or downturn following a period of rapid growth.) If economic activity were to suffer well beyond consensus expectations, commodity prices are not immune. However, the depressed price levels at which the markets resided at the end of the Reporting Period implied, we believed, much of the downside may already have been accounted for.

Looking ahead, in addition to rhetoric from the Fed, we remain attuned to the growing list of conflict zones around the map. On the political front, 2024 is slated to be a particularly important year, with more than 60 different elections taking place around the globe. Perhaps now more than ever, food and energy security are top of mind for politicians and legislators. If the political winds keep blowing in the direction of onshoring, deglobalization and isolationism we experienced in recent years, commodity supply chains may be in for an interesting ride.

FUND BASICS

Commodity Strategy Fund

as of December 31, 2023

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

GOLDMAN SACHS COMMODITY STRATEGY FUND

 Performance Summary

 December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bloomberg Commodity Total Return Index (Gross, USD, Unhedged) (“Bloomberg Commodity Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Commodity Strategy Fund’s 10 Year Performance

  Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	-9.95%	4.30%	-5.50%	—
Including sales charges	-14.02%	3.33%	-5.94%	—

Class C
Excluding contingent deferred sales charges	-10.58%	3.54%	-6.18%	—
Including contingent deferred sales charges	-11.47%	3.54%	-6.18%	—

Institutional	-9.65%	4.65%	-5.18%	—

Investor	-9.78%	4.58%	-5.24%	—

Class R6 (Commenced July 31, 2015)	-9.71%	4.67%	N/A	-0.17%

Class R	-10.19%	4.05%	-5.76%	—

Class P (Commenced April 17, 2018)	-9.72%	4.67%	N/A	0.45%

*  These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6, Class R, and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

FUND BASICS

Index Definitions

Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

It is not possible to invest in an unmanaged index.

ICE BofA Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

It is not possible to invest in an unmanaged index.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments

December 31, 2023

Shares	Description	Value

Common Stocks – 20.7%

Aerospace & Defense – 0.2%
3,141	BWX Technologies, Inc.	$ 241,009
5,158	Chemring Group PLC	23,044
342	Dassault Aviation SA	67,761
14,318	General Dynamics Corp.	3,717,955
1,232	Huntington Ingalls Industries, Inc.	319,877
2,358	L3Harris Technologies, Inc.	496,642
13,521	Leonardo SpA	223,409
17,056	QinetiQ Group PLC	67,146
122,910	Rolls-Royce Holdings PLC*	468,824
11,564	RTX Corp.	972,995
4,370	Textron, Inc.	351,435
2,640	TransDigm Group, Inc.	2,670,624
1,748	Woodward, Inc.	237,955

		9,858,676

Air Freight & Logistics – 0.1%
3,827	CH Robinson Worldwide, Inc.	330,614
12,932	Deutsche Post AG	640,083
2,953	Expeditors International of Washington, Inc.	375,622
2,558	FedEx Corp.	647,097
400	NIPPON EXPRESS HOLDINGS, Inc.	22,696
1,502	Yamato Holdings Co. Ltd.	27,717

		2,043,829

Automobile Components – 0.0%
1,000	Aisin Corp.	34,861
4,374	Aptiv PLC*	392,435
7,248	BorgWarner, Inc.	259,841
2,005	Continental AG	170,287
26,475	Dowlais Group PLC	35,982
5,000	Forvia SE*	113,264
1,500	JTEKT Corp.	12,657
2,700	Stanley Electric Co. Ltd.	50,654
2,900	Sumitomo Electric Industries Ltd.	36,797
1,100	Sumitomo Rubber Industries Ltd.	11,912
500	Toyoda Gosei Co. Ltd.	9,350
8,566	Valeo SE	132,393
800	Yokohama Rubber Co. Ltd.	18,283

		1,278,716

Automobiles – 0.1%
14,916	Bayerische Motoren Werke AG	1,659,728
21,023	Honda Motor Co. Ltd.	216,857
3,900	Isuzu Motors Ltd.	49,997
4,800	Mazda Motor Corp.	51,307
16,516	Mercedes-Benz Group AG	1,139,568
11,500	Mitsubishi Motors Corp.	36,398
57,007	Stellantis NV	1,335,710

Shares	Description	Value

Common Stocks – (continued)

Automobiles – (continued)
3,800	Subaru Corp.	$ 69,310

		4,558,875

Banks – 0.8%
193,570	Banco Santander SA	809,641
48,323	Bank of America Corp.	1,627,035
241,747	Barclays PLC	473,357
19,035	BNP Paribas SA	1,321,898
84,476	BPER Banca	283,228
16,897	Citigroup, Inc.	869,182
10,014	Citizens Financial Group, Inc.	331,864
4,610	Comerica, Inc.	257,284
67,968	Credit Agricole SA	966,278
2,500	Hachijuni Bank Ltd.	13,898
26,117	Huntington Bancshares, Inc.	332,208
85,389	ING Groep NV	1,280,368
77,672	JPMorgan Chase & Co.	13,212,007
20,321	KeyCorp	292,622
2,559	M&T Bank Corp.	350,788
37,723	Mediobanca Banca di Credito Finanziario SpA	467,455
45,900	Mitsubishi UFJ Financial Group, Inc.	393,920
11,343	Mizuho Financial Group, Inc.	193,487
123,407	NatWest Group PLC	343,738
17,199	Regions Financial Corp.	333,317
7,700	Shizuoka Financial Group, Inc.	65,111
17,306	Societe Generale SA	460,432
15,019	Truist Financial Corp.	554,501
12,946	Virgin Money U.K. PLC	27,048
154,874	Wells Fargo & Co.	7,622,898
12,914	Wintrust Financial Corp.	1,197,774
5,592	Zions Bancorp NA	245,321

		34,326,660

Beverages – 0.5%
6,842	Anheuser-Busch InBev SA	441,638
1,898	Asahi Group Holdings Ltd.	70,675
4,167	Britvic PLC	44,605
123,300	Coca-Cola Co.	7,266,069
4,722	Coca-Cola HBC AG	138,652
5,867	Constellation Brands, Inc.
	Class A	1,418,347
1,169	Heineken Holding NV	98,984
71,350	Keurig Dr Pepper, Inc.	2,377,382
5,852	Molson Coors Beverage Co.
	Class B	358,201
42,493	PepsiCo, Inc.	7,217,011

		19,431,564

Biotechnology – 0.2%
11,528	AbbVie, Inc.	1,786,494

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
1,971	Biogen, Inc.*	$ 510,036
10,883	Gilead Sciences, Inc.	881,632
5,620	Incyte Corp.*	352,880
3,390	Regeneron Pharmaceuticals, Inc.*	2,977,403
2,180	Vertex Pharmaceuticals, Inc.*	887,020

		7,395,465

Broadline Retail – 0.8%
218,409	Amazon.com, Inc.*	33,185,063
8,929	eBay, Inc.	389,483
11,600	Isetan Mitsukoshi Holdings Ltd.	125,955
9,418	J Front Retailing Co. Ltd.	85,528
15,100	Rakuten Group, Inc.	67,320
1,700	Takashimaya Co. Ltd.	23,133

		33,876,482

Building Products – 0.0%
9,298	Carrier Global Corp.	534,170
6,326	Cie de Saint-Gobain SA	466,525
2,654	Genuit Group PLC	13,604
4,674	Masco Corp.	313,065
900	Sanwa Holdings Corp.	13,606

		1,340,970

Capital Markets – 0.6%
9,897	3i Group PLC	304,625
1,290	Ameriprise Financial, Inc.	489,981
708	Amundi SA(a)	48,292
6,174	Azimut Holding SpA	161,391
10,998	Bank of New York Mellon Corp.	572,446
80,075	Charles Schwab Corp.	5,509,160
15,891	CME Group, Inc.	3,346,645
49,019	Deutsche Bank AG	669,163
12,729	Franklin Resources, Inc.	379,197
13,187	Hargreaves Lansdown PLC	123,245
7,964	IG Group Holdings PLC	77,621
3,429	Intermediate Capital Group PLC	73,255
20,666	Invesco Ltd.	368,681
4,047	Investec PLC	27,370
1,883	Liontrust Asset Management PLC	15,119
7,225	LPL Financial Holdings, Inc.	1,644,554
38,435	Man Group PLC	113,953
12,290	Morgan Stanley	1,146,043
17,200	Nomura Holdings, Inc.	77,461
4,627	Northern Trust Corp.	390,426
10,344	Quilter PLC(a)	13,528
3,671	Raymond James Financial, Inc.	409,317

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
12,691	S&P Global, Inc.	$ 5,590,639
10,083	Schroders PLC	55,131
10,455	St. James’s Place PLC	90,962
5,959	State Street Corp.	461,584
3,730	T Rowe Price Group, Inc.	401,684
6,692	TP ICAP Group PLC	16,637

		22,578,110

Chemicals – 0.5%
2,164	Albemarle Corp.	312,655
5,700	Asahi Kasei Corp.	42,068
21,758	BASF SE	1,171,605
2,393	Celanese Corp.	371,800
4,362	CF Industries Holdings, Inc.	346,779
4,483	Covestro AG*(a)	261,233
52,402	Dow, Inc.	2,873,726
2,890	Eastman Chemical Co.	259,580
7,662	Elementis PLC*	12,456
7,914	Evonik Industries AG	161,674
5,143	Johnson Matthey PLC	111,280
5,910	K&S AG	93,302
700	Kaneka Corp.	17,744
1,300	Kansai Paint Co. Ltd.	22,167
3,126	Lanxess AG	97,775
16,624	Linde PLC	6,827,643
4,590	LyondellBasell Industries NV Class A	436,417
6,500	Mitsubishi Chemical Group Corp.	39,735
9,249	Mosaic Co.	330,467
1,600	Resonac Holdings Corp.	31,796
12,525	RPM International, Inc.	1,398,166
12,370	Sherwin-Williams Co.	3,858,203
2,928	Solvay SA	89,740
2,928	Syensqo SA*	304,683
6,000	Toray Industries, Inc.	31,080
635	Victrex PLC	12,319

		19,516,093

Commerical Services & Supplies – 0.1%
1,699	Clean Harbors, Inc.*	296,492
47,822	Copart, Inc.*	2,343,278
1,843	Elis SA	38,521
10,125	Mitie Group PLC	12,816
604	MSA Safety, Inc.	101,973
1,500	Park24 Co. Ltd.*	19,173
7,848	RB Global, Inc.	524,953
15,318	Republic Services, Inc.	2,526,091
10,738	Serco Group PLC	22,187
6,100	Sohgo Security Services Co. Ltd.	35,050
1,100	TOPPAN Holdings, Inc.	30,635

		5,951,169

The accompanying notes are an integral part of these financial statements.    15

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – 0.3%
225,191	Cisco Systems, Inc.	$ 11,376,649
11,677	F5, Inc.*	2,089,950
10,577	Juniper Networks, Inc.	311,810
11,273	Spirent Communications PLC	17,717

		13,796,126

Construction & Engineering – 0.0%
5,714	ACS Actividades de Construccion y Servicios SA	253,786
6,118	Balfour Beatty PLC	25,828
4,275	Bouygues SA	161,293
500	COMSYS Holdings Corp.	11,013
1,127	Eiffage SA	120,984
1,282	HOCHTIEF AG	141,976
1,800	JGC Holdings Corp.	20,716
422	Morgan Sindall Group PLC	11,915
4,100	Taisei Corp.	140,006
5,930	Vinci SA	746,262

		1,633,779

Construction Materials – 0.0%
13,012	Breedon Group PLC	60,040
1,267	Buzzi SpA	38,535
2,865	Heidelberg Materials AG	256,097
11,975	Marshalls PLC	42,584

		397,256

Consumer Finance – 0.1%
1,200	AEON Financial Service Co. Ltd.	10,746
5,419	American Express Co.	1,015,195
5,173	Capital One Financial Corp.	678,284
900	Credit Saison Co. Ltd.	16,538
4,776	Discover Financial Services	536,822
11,633	Synchrony Financial	444,264

		2,701,849

Consumer Staples Distribution & Retail – 0.6%
10,662	Carrefour SA	195,271
900	Cosmos Pharmaceutical Corp.	103,869
13,770	Costco Wholesale Corp.	9,089,302
6,487	HelloFresh SE*	102,277
30,553	J Sainsbury PLC	117,795
4,173	Jeronimo Martins SGPS SA	106,205
12,152	Koninklijke Ahold Delhaize NV	349,631
10,306	Kroger Co.	471,087
531	Lawson, Inc.	27,427
2,572	Seven & i Holdings Co. Ltd.	101,721
99,179	Tesco PLC	367,431
9,984	U.S. Foods Holding Corp.*	453,373

76,119	Walmart, Inc.	12,000,160

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples Distribution & Retail – (continued)
1,100	Welcia Holdings Co. Ltd.	$ 19,220

		23,504,769

Containers & Packaging – 0.1%
12,511	AptarGroup, Inc.	1,546,610
22,029	Crown Holdings, Inc.	2,028,651
23,240	DS Smith PLC	90,940
8,878	International Paper Co.	320,940
2,833	Smurfit Kappa Group PLC	112,426
230	Vidrala SA	23,851

		4,123,418

Distributors – 0.0%
6,441	Genuine Parts Co.	892,079
4,880	Inchcape PLC	44,433
6,551	LKQ Corp.	313,072

		1,249,584

Diversified REITs – 0.0%
10,676	Balanced Commercial Property Trust Ltd.	9,866
692	Covivio SA	37,236
14,145	Land Securities Group PLC	126,943
21,142	LXI REIT PLC	28,242

		202,287

Diversified Telecommunication Services – 0.1%
60,963	AT&T, Inc.	1,022,959
115,197	BT Group PLC	181,503
82,411	Deutsche Telekom AG	1,981,433
2,259	Elisa OYJ	104,416
2,400	Internet Initiative Japan, Inc.	48,967
85,281	Koninklijke KPN NV	293,804
68,945	Telefonica SA	269,566
31,331	Verizon Communications, Inc.	1,181,179

		5,083,827

Electric Utilities – 0.2%
17,073	American Electric Power Co., Inc.	1,386,669
2,600	Chugoku Electric Power Co., Inc.	18,553
18,810	Duke Energy Corp.	1,825,322
10,415	Endesa SA	212,477
137,084	Enel SpA	1,019,879
14,674	Evergy, Inc.	765,983
34,295	Exelon Corp.	1,231,190
9,255	Fortum OYJ	133,681
126,312	Iberdrola SA	1,656,807
12,192	IDACORP, Inc.	1,198,717
5,300	Kansai Electric Power Co., Inc.	70,342
2,500	Kyushu Electric Power Co., Inc.*	18,097

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Electric Utilities – (continued)
616	Verbund AG	$ 57,086

		9,594,803

Electrical Equipment – 0.1%
5,922	Acuity Brands, Inc.	1,213,003
2,400	Fujikura Ltd.	18,394
700	Furukawa Electric Co. Ltd.	10,979
1,972	Generac Holdings, Inc.*	254,861
7,715	Hubbell, Inc.	2,537,695
614	Nexans SA	53,867
5,257	Prysmian SpA	239,641
23,687	Siemens Energy AG*	313,054
1,931	Signify NV(a)	64,759

		4,706,253

Electronic Equipment, Instruments & Components – 0.1%
1,700	Alps Alpine Co. Ltd.	14,777
700	Amano Corp.	16,572
700	Hirose Electric Co. Ltd.	79,057
2,606	Keysight Technologies, Inc.*	414,589
16,800	Kyocera Corp.	244,609
700	Macnica Holdings, Inc.	36,774
5,100	Omron Corp.	237,318
462	Renishaw PLC	21,070
1,693	Spectris PLC	81,434
13,185	TD SYNNEX Corp.	1,418,838
2,000	TDK Corp.	94,849
3,705	TE Connectivity Ltd.	520,552
2,510	Teledyne Technologies, Inc.*	1,120,188
6,306	Trimble, Inc.*	335,479
4,744	Yokogawa Electric Corp.	90,174
2,929	Zebra Technologies Corp. Class A*	800,584

		5,526,864

Energy Equipment & Services – 0.1%
12,631	Baker Hughes Co.	431,728
11,008	Halliburton Co.	397,939
35,232	Schlumberger NV	1,833,473
14,319	Tenaris SA	249,053

		2,912,193

Entertainment – 0.2%
14,283	Bollore SE	89,380
3,140	Electronic Arts, Inc.	429,583
3,600	Koei Tecmo Holdings Co. Ltd.	41,011
3,716	Live Nation Entertainment, Inc.*	347,818
1,900	Toho Co. Ltd.	64,145
70,801	Walt Disney Co.	6,392,622

Shares	Description	Value

Common Stocks – (continued)

Entertainment – (continued)
41,616	Warner Bros Discovery, Inc.*	$ 473,590

		7,838,149

Financial Services – 1.1%
53,085	Berkshire Hathaway, Inc. Class B*	18,933,296
15,106	Cab Payments Holdings PLC*	15,943
567	Eurazeo SE	45,085
901	EXOR NV	90,188
3,018	FleetCor Technologies, Inc.*	852,917
25,820	Mastercard, Inc. Class A	11,012,488
8,400	Mitsubishi HC Capital, Inc.	56,278
5,400	ORIX Corp.	101,418
5,836	OSB Group PLC	34,462
2,374	Paragon Banking Group PLC	21,107
11,005	PayPal Holdings, Inc.*	675,817
1,434	Plus500 Ltd.	30,453
48,695	Visa, Inc. Class A	12,677,743
357	Wendel SE	31,855
12,113	WEX, Inc.*	2,356,584
9,346	Worldline SA*(a)	162,527

		47,098,161

Food Products – 0.1%
6,348	Archer-Daniels-Midland Co.	458,453
2,905	Bunge Global SA	293,260
6,732	Campbell Soup Co.	291,024
10,289	Conagra Brands, Inc.	294,883
1,986	Glanbia PLC	32,744
20,554	Hormel Foods Corp.	659,989
800	House Foods Group, Inc.	17,665
2,822	J M Smucker Co.	356,644
1,066	JDE Peet’s NV	28,667
5,745	Kellanova	321,203
5,290	Kerry Group PLC Class A	459,168
2,100	Kewpie Corp.	37,007
13,584	Kraft Heinz Co.	502,336
2,200	Morinaga & Co. Ltd.	39,912
700	Morinaga Milk Industry Co. Ltd.	13,550
2,800	Nichirei Corp.	69,027
1,400	Nisshin Seifun Group, Inc.	18,854
2,200	Nissui Corp.	11,832
6,308	Tyson Foods, Inc. Class A	339,055
330	Viscofan SA	19,527
900	Yamazaki Baking Co. Ltd.	20,557

		4,285,357

Gas Utilities – 0.0%
2,659	Atmos Energy Corp.	308,178
10,677	Italgas SpA	61,135

The accompanying notes are an integral part of these financial statements.    17

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Gas Utilities – (continued)
1,695	Naturgy Energy Group SA	$ 50,557
1,500	Osaka Gas Co. Ltd.	31,312
1,141	Rubis SCA	28,385
1,800	Tokyo Gas Co. Ltd.	41,290

		520,857

Ground Transportation – 0.2%
17,600	Central Japan Railway Co.	446,693
7,414	Firstgroup PLC	16,538
2,800	Hankyu Hanshin Holdings, Inc.	88,984
3,500	Kintetsu Group Holdings Co. Ltd.	110,894
18,388	Mobico Group PLC	19,829
2,700	Nagoya Railroad Co. Ltd.	43,280
12,325	Norfolk Southern Corp.	2,913,383
900	Seino Holdings Co. Ltd.	13,631
11,196	Union Pacific Corp.	2,749,961

		6,403,193

Health Care Equipment & Supplies – 0.6%
54,367	Abbott Laboratories	5,984,176
1,315	Align Technology, Inc.*	360,310
8,818	Baxter International, Inc.	340,904
20,622	Becton Dickinson & Co.	5,028,262
43,855	ConvaTec Group PLC(a)	136,472
1,807	Cooper Cos., Inc.	683,841
16,221	Hologic, Inc.*	1,158,990
13,749	Intuitive Surgical, Inc.*	4,638,363
58,792	Medtronic PLC	4,843,285
13,536	STERIS PLC	2,975,889
1,117	Teleflex, Inc.	278,513

		26,429,005

Health Care Providers & Services – 1.0%
700	Alfresa Holdings Corp.	11,883
5,597	Amplifon SpA	193,940
3,931	Cardinal Health, Inc.	396,245
13,518	Cencora, Inc.	2,776,327
41,436	Centene Corp.*	3,074,966
2,850	Cigna Group	853,432
12,343	CVS Health Corp.	974,603
2,885	DaVita, Inc.*	302,233
16,675	Elevance Health, Inc.	7,863,263
3,237	Fresenius Medical Care AG	135,333
7,270	Fresenius SE & Co. KGaA	225,337
2,426	HCA Healthcare, Inc.	656,670
4,284	Henry Schein, Inc.*	324,342
1,321	Humana, Inc.	604,767
1,653	Laboratory Corp. of America Holdings	375,710
8,753	McKesson Corp.	4,052,464
1,093	Molina Healthcare, Inc.*	394,912
1,600	Suzuken Co. Ltd.	52,913
30,879	UnitedHealth Group, Inc.	16,256,867

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
2,131	Universal Health Services, Inc. Class B	$ 324,850

		39,851,057

Health Care REITs – 0.0%
731	Aedifica SA	51,377
51,131	Assura PLC	31,362
15,849	Healthpeak Properties, Inc.	313,810
12,598	Omega Healthcare Investors, Inc.	386,255
6,726	Ventas, Inc.	335,224

		1,118,028

Hotel & Resort REITs – 0.0%
19,173	Host Hotels & Resorts, Inc.	373,298

Hotels, Restaurants & Leisure – 0.2%
6,308	Accor SA	241,446
284	Booking Holdings, Inc.*	1,007,410
6,984	Caesars Entertainment, Inc.*	327,410
2,935	Choice Hotels International, Inc.(b)	332,535
2,781	Expedia Group, Inc.*	422,128
1,600	Food & Life Cos. Ltd.	32,785
1,442	J D Wetherspoon PLC*	14,897
9,423	Just Eat Takeaway.com NV*(a)	143,671
1,266	La Francaise des Jeux SAEM(a)	45,987
8,619	MGM Resorts International*	385,097
2,162	Playtech PLC*	12,362
4,038	Royal Caribbean Cruises Ltd.*	522,881
1,200	Skylark Holdings Co. Ltd.	17,556
914	Sodexo SA	100,621
7,398	SSP Group PLC*	22,141
7,480	TUI AG*	58,280
2,860	Vail Resorts, Inc.	610,524
17,431	Wendy’s Co.	339,556
4,994	Wyndham Hotels & Resorts, Inc.	401,568
2,980	Wynn Resorts Ltd.	271,508
10,016	Yum! Brands, Inc.	1,308,691

		6,619,054

Household Durables – 0.1%
19,778	Barratt Developments PLC	141,680
1,397	Bellway PLC	45,631
1,569	Berkeley Group Holdings PLC	93,671
1,500	Casio Computer Co. Ltd.	12,989
3,947	DR Horton, Inc.	599,865
3,719	Lennar Corp. Class A	554,280
3,005	Mohawk Industries, Inc.*	311,017
406	NVR, Inc.*	2,842,183

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Household Durables – (continued)
44,700	Panasonic Holdings Corp.	$ 440,186
4,103	PulteGroup, Inc.	423,512
2,751	Redrow PLC	21,583
237	SEB SA	29,678
1,400	Sekisui Chemical Co. Ltd.	20,136
3,800	Sharp Corp.*	27,046
1,500	Sumitomo Forestry Co. Ltd.	44,567

		5,608,024

Household Products – 0.1%
16,930	Clorox Co.	2,414,049
1,600	Lion Corp.	14,838

		2,428,887

Independent Power and Renewable Electricity Producers – 0.0%
12,257	Drax Group PLC	76,508
900	Electric Power Development Co. Ltd.	14,594

		91,102

Industrial Conglomerates – 0.2%
938	DCC PLC	69,019
8,270	General Electric Co.	1,055,500
100	Hikari Tsushin, Inc.	16,527
2,900	Hitachi Ltd.	208,596
23,485	Honeywell International, Inc.	4,925,040
1,200	Keihan Holdings Co. Ltd.	31,318
2,600	Nisshinbo Holdings, Inc.	21,067

		6,327,067

Industrial REITs – 0.0%
20,006	LondonMetric Property PLC	48,728
18,700	Urban Logistics REIT PLC	30,367

		79,095

Insurance – 0.7%
6,321	Aflac, Inc.	521,482
4,603	Ageas SA	200,095
2,141	American Financial Group, Inc.	254,543
49,460	American International Group, Inc.	3,350,915
11,647	Aon PLC Class A	3,389,510
4,879	Arch Capital Group Ltd.*	362,363
10,992	Arthur J Gallagher & Co.	2,471,881
45,593	Assicurazioni Generali SpA	963,267
1,513	Assurant, Inc.	254,925
47,276	Aviva PLC	261,598
10,305	Beazley PLC	68,483
19,644	Chubb Ltd.	4,439,544
4,400	Dai-ichi Life Holdings, Inc.	93,337
853	Everest Group Ltd.	301,604
2,126	Globe Life, Inc.	258,777

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
4,907	Hartford Financial Services Group, Inc.	$ 394,425
4,580	Hiscox Ltd.	61,531
14,192	Japan Post Holdings Co. Ltd.	126,699
1,388	Japan Post Insurance Co. Ltd.	24,638
9,582	Just Group PLC	10,492
4,728	Loews Corp.	329,021
1,111	Markel Group, Inc.*	1,577,509
7,969	MetLife, Inc.	526,990
18,902	Poste Italiane SpA(a)	214,854
4,804	Principal Financial Group, Inc.	377,931
24,090	Progressive Corp.	3,837,055
21,170	Prudential Financial, Inc.	2,195,541
1,781	SCOR SE	52,185
925	Talanx AG	66,105
2,712	Travelers Cos., Inc.	516,609
29,411	W R Berkley Corp.	2,079,946

		29,583,855

Interactive Media & Services – 1.4%
264,177	Alphabet, Inc. Class A*	36,902,885
7,635	Match Group, Inc.*	278,677
59,419	Meta Platforms, Inc. Class A*	21,031,949
6,136	Moneysupermarket.com Group PLC	21,865
12,071	TripAdvisor, Inc.*	259,889

		58,495,265

IT Services – 0.3%
22,588	Accenture PLC Class A	7,926,355
2,946	Akamai Technologies, Inc.*	348,659
225	Alten SA	33,522
752	Bechtle AG	37,666
7,201	Cognizant Technology Solutions Corp. Class A	543,892
832	Computacenter PLC	29,568
3,702	EPAM Systems, Inc.*	1,100,753
16,600	Finablr PLC*(a)(c)	—
7,114	International Business Machines Corp.	1,163,495
7,254	NEC Corp.	428,611
1,300	NET One Systems Co. Ltd.	22,135
600	Otsuka Corp.	24,693
4,200	SCSK Corp.	83,153
2,432	Softcat PLC	42,159
158	Sopra Steria Group SACA	34,605
800	TIS, Inc.	17,583
3,096	VeriSign, Inc.*	637,652

		12,474,501

The accompanying notes are an integral part of these financial statements.    19

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Leisure Products – 0.0%
600	Sankyo Co. Ltd.	$ 34,938
1,900	Sega Sammy Holdings, Inc.	26,526

		61,464

Life Sciences Tools & Services – 0.5%
3,636	Agilent Technologies, Inc.	505,513
6,444	Bio-Rad Laboratories, Inc. Class A*	2,080,703
1,507	Charles River Laboratories International, Inc.*	356,255
29,470	Danaher Corp.	6,817,590
2,092	Eurofins Scientific SE	136,466
2,278	IQVIA Holdings, Inc.*	527,084
21,960	Thermo Fisher Scientific, Inc.	11,656,148

		22,079,759

Machinery – 0.2%
21,286	Allison Transmission Holdings, Inc.	1,237,781
3,226	Bodycote PLC	24,446
3,984	Caterpillar, Inc.	1,177,949
18,257	CNH Industrial NV	223,887
1,990	Cummins, Inc.	476,744
2,376	Donaldson Co., Inc.	155,272
2,340	Dover Corp.	359,916
6,042	Flowserve Corp.	249,051
18,037	Fortive Corp.	1,328,064
2,758	GEA Group AG	114,662
3,309	IMI PLC	70,904
1,567	Interpump Group SpA	81,297
1,657	KION Group AG	70,720
766	Konecranes OYJ	34,556
1,000	Makita Corp.	27,505
1,600	NGK Insulators Ltd.	19,081
14,600	NSK Ltd.	78,896
6,900	NTN Corp.	12,685
11,219	Otis Worldwide Corp.	1,003,764
5,822	PACCAR, Inc.	568,518
4,036	Pentair PLC	293,458
1,090	Snap-on, Inc.	314,836
3,234	Stanley Black & Decker, Inc.	317,255
800	THK Co. Ltd.	15,633
2,981	Westinghouse Air Brake Technologies Corp.	378,289

		8,635,169

Marine Transportation – 0.1%
1,700	Kawasaki Kisen Kaisha Ltd.	72,754
27,951	Kirby Corp.*	2,193,594
2,500	Mitsui OSK Lines Ltd.	79,926
3,400	Nippon Yusen KK	105,004

		2,451,278

Shares	Description	Value

Common Stocks – (continued)

Media – 0.3%
390	4imprint Group PLC	$ 22,685
1,449	Charter Communications, Inc. Class A*	563,197
175,118	Comcast Corp. Class A	7,678,924
1,200	Dentsu Group, Inc.	30,724
41,666	Fox Corp. Class A	1,236,230
2,074	Future PLC	21,038
18,599	Informa PLC	184,993
8,739	Interpublic Group of Cos., Inc.	285,241
67,441	ITV PLC	54,275
13,808	News Corp. Class A	338,987
2,369	Publicis Groupe SA	220,108
8,829	Vivendi SE	94,514
17,249	WPP PLC	164,761

		10,895,677

Metals & Mining – 0.1%
13,411	ArcelorMittal SA	380,604
25,730	Centamin PLC	32,675
7,048	Evraz PLC*(c)	—
103,580	Glencore PLC	622,624
4,400	JFE Holdings, Inc.	68,073
4,000	Kobe Steel Ltd.	51,558
600	Mitsui Mining & Smelting Co. Ltd.	18,398
5,000	Nippon Steel Corp.	114,219
3,369	Nucor Corp.	586,341
2,037	Reliance Steel & Aluminum Co.	569,708
6,594	Rio Tinto PLC	490,469
3,367	Steel Dynamics, Inc.	397,643
11,914	thyssenkrupp AG	82,879
1,149	voestalpine AG	36,177
200	Yamato Kogyo Co. Ltd.	10,524

		3,461,892

Multi-Utilities – 0.1%
43,554	A2A SpA	89,463
319,884	Centrica PLC	573,456
71,550	E.ON SE	961,279
13,012	Hera SpA	42,730
32,402	National Grid PLC	436,498
1,618	Telecom Plus PLC	33,246
13,776	Veolia Environnement SA	435,413

		2,572,085

Office REITs – 0.0%
3,338	Alexandria Real Estate Equities, Inc.	423,158
5,397	Boston Properties, Inc.	378,708
4,124	Derwent London PLC	124,033
2,004	Workspace Group PLC	14,482

		940,381

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 0.6%
7,095	APA Corp.	$ 254,569
101,401	BP PLC	601,112
14,182	Cheniere Energy, Inc.	2,421,009
67,312	Chevron Corp.	10,040,258
700	Cosmo Energy Holdings Co. Ltd.	28,053
12,720	Coterra Energy, Inc.	324,614
36	Diversified Energy Co. PLC	510
20,200	ENEOS Holdings, Inc.	80,118
74,778	Eni SpA	1,268,339
23,380	Exxon Mobil Corp.	2,337,532
30,692	Galp Energia SGPS SA	451,592
16,421	Harbour Energy PLC	64,518
7,500	Idemitsu Kosan Co. Ltd.	40,729
6,900	Inpex Corp.	92,334
73,170	Kinder Morgan, Inc.	1,290,719
13,171	Marathon Oil Corp.	318,211
4,322	Marathon Petroleum Corp.	641,212
8,998	Occidental Petroleum Corp.	537,271
1,859	OMV AG	81,559
5,130	Phillips 66	683,008
26,389	Repsol SA	391,452
32,475	Shell PLC	1,063,039
284,155	Southwestern Energy Co.*	1,861,215
4,458	Valero Energy Corp.	579,540

		25,452,513

Paper & Forest Products – 0.0%
18,428	Mondi PLC	360,538
5,100	Oji Holdings Corp.	19,604

		380,142

Passenger Airlines – 0.0%
9,074	Air France-KLM*	136,546
23,514	American Airlines Group, Inc.*	323,082
3,400	ANA Holdings, Inc.*	73,663
11,438	Delta Air Lines, Inc.	460,151
27,671	Deutsche Lufthansa AG*	246,002
22,338	easyJet PLC*	144,912
3,300	Japan Airlines Co. Ltd.	64,829
8,821	United Airlines Holdings, Inc.*	363,955

		1,813,140

Personal Products – 0.0%
24,237	Kenvue, Inc.	521,822
500	Kose Corp.	37,373
5,300	Rohto Pharmaceutical Co. Ltd.	106,579
2,500	Shiseido Co. Ltd.	75,356

		741,130

Pharmaceuticals – 0.6%
27,400	Astellas Pharma, Inc.	325,875

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – (continued)
3,516	AstraZeneca PLC	$ 474,273
105,780	Bristol-Myers Squibb Co.	5,427,572
34,339	GSK PLC	634,213
8,135	Hikma Pharmaceuticals PLC	185,373
477	Ipsen SA	56,901
19,211	Jazz Pharmaceuticals PLC*	2,362,953
1,200	Kyowa Kirin Co. Ltd.	20,135
74,882	Merck & Co., Inc.	8,163,636
2,200	Ono Pharmaceutical Co. Ltd.	39,137
1,201	Otsuka Holdings Co. Ltd.	44,914
85,587	Perrigo Co. PLC	2,754,190
1,981	Recordati Industria Chimica e Farmaceutica SpA	106,821
10,342	Sanofi SA	1,027,713
8,900	Santen Pharmaceutical Co. Ltd.	88,548
1,400	Shionogi & Co. Ltd.	67,379
5,343	Takeda Pharmaceutical Co. Ltd.	153,227
1,499	UCB SA	130,670
35,897	Viatris, Inc.	388,764
18,496	Zoetis, Inc.	3,650,555

		26,102,849

Professional Services – 0.3%
9,124	Automatic Data Processing, Inc.	2,125,618
14,328	Broadridge Financial Solutions, Inc.	2,947,986
4,550	Bureau Veritas SA	115,114
729	CACI International, Inc. Class A*	236,094
24,086	Hays PLC	33,520
21,290	Leidos Holdings, Inc.	2,304,430
10,405	Paychex, Inc.	1,239,340
10,357	Paylocity Holding Corp.*	1,707,351
44,200	Persol Holdings Co. Ltd.	75,622
3,410	Robert Half, Inc.	299,807
1,311	Teleperformance SE	191,940
7,850	Verisk Analytics, Inc.	1,875,051

		13,151,873

Real Estate Management & Development – 0.0%
200	Daito Trust Construction Co. Ltd.	23,149
6,800	Daiwa House Industry Co. Ltd.	205,566
1,800	Hulic Co. Ltd.	18,803
7,245	IWG PLC*	17,482
800	Nomura Real Estate Holdings, Inc.	20,992
1,268	Savills PLC	15,662

The accompanying notes are an integral part of these financial statements.    21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Real Estate Management & Development – (continued)
4,100	Tokyu Fudosan Holdings Corp.	$ 26,127

		327,781

Residential REITs – 0.1%
4,721	AvalonBay Communities, Inc.	883,866
3,293	Camden Property Trust	326,962
12,527	Equity Residential	766,151
2,448	Essex Property Trust, Inc.	606,957
2,311	Mid-America Apartment Communities, Inc.	310,737

		2,894,673

Retail REITs – 0.1%
42,102	Hammerson PLC	15,217
15,593	Kimco Realty Corp.	332,287
4,164	Klepierre SA	113,680
25,018	Realty Income Corp.	1,436,533

		1,897,717

Semiconductors & Semiconductor Equipment – 1.7%
3,842	AIXTRON SE	163,583
25,573	Analog Devices, Inc.	5,077,775
37,080	Applied Materials, Inc.	6,009,555
3,087	Enphase Energy, Inc.*	407,916
20,272	Infineon Technologies AG	846,612
132,605	Intel Corp.	6,663,401
1,097	Lam Research Corp.	859,236
6,344	Microchip Technology, Inc.	572,102
50,834	Micron Technology, Inc.	4,338,173
65,206	NVIDIA Corp.	32,291,315
2,713	NXP Semiconductors NV	623,122
3,064	Qorvo, Inc.*	345,037
8,517	QUALCOMM, Inc.	1,231,814
8,050	Renesas Electronics Corp.*	143,942
832	SCREEN Holdings Co. Ltd.	70,130
4,000	Shinko Electric Industries Co. Ltd.	154,835
3,829	Skyworks Solutions, Inc.	430,456
2,451	SolarEdge Technologies, Inc.*	229,414
20,500	STMicroelectronics NV	1,027,153
48,508	Texas Instruments, Inc.	8,268,674

		69,754,245

Software – 2.1%
14,039	Adobe, Inc.*	8,375,667
2,855	ANSYS, Inc.*	1,036,022
1,187	Aspen Technology, Inc.*	261,318
19,593	Autodesk, Inc.*	4,770,504
65,690	Dropbox, Inc. Class A*	1,936,541
8,729	Fortinet, Inc.*	510,908
92,056	Gen Digital, Inc.	2,100,718
108,380	Microsoft Corp.	40,755,215

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
56,006	Oracle Corp.	$ 5,904,713
49,902	Salesforce, Inc.*	13,131,212
7,895	ServiceNow, Inc.*	5,577,739
5,032	TeamViewer SE*(a)	78,160
1,318	Tyler Technologies, Inc.*	551,082
5,949	Workday, Inc. Class A*	1,642,281

		86,632,080

Specialized REITs – 0.0%
5,325	Public Storage	1,624,125
5,309	Safestore Holdings PLC	59,790

		1,683,915

Specialty Retail – 0.5%
4,600	ABC-Mart, Inc.	80,282
552	AutoZone, Inc.*	1,427,257
7,436	Bath & Body Works, Inc.	320,938
4,527	Best Buy Co., Inc.	354,374
4,065	CarMax, Inc.*	311,948
16,296	Currys PLC*	10,490
1,939	Dunelm Group PLC	27,057
29,370	Home Depot, Inc.	10,178,173
58,625	JD Sports Fashion PLC	123,718
45,335	Kingfisher PLC	140,465
3,600	K’s Holdings Corp.	33,702
5,686	Lithia Motors, Inc.	1,872,286
4,000	Murphy USA, Inc.	1,426,240
5,769	Pets at Home Group PLC	23,399
204	Shimamura Co. Ltd.	22,779
48,327	TJX Cos., Inc.	4,533,556
5,043	Tractor Supply Co.	1,084,396
3,026	WH Smith PLC	51,385
6,100	Yamada Holdings Co. Ltd.	18,956
8,558	Zalando SE*(a)	202,606

		22,244,007

Technology Hardware, Storage & Peripherals – 1.1%
213,669	Apple, Inc.	41,137,693
900	Brother Industries Ltd.	14,332
5,300	FUJIFILM Holdings Corp.	317,628
24,908	Hewlett Packard Enterprise Co.	422,938
14,478	HP, Inc.	435,643
3,700	Konica Minolta, Inc.*	10,809
43,559	Pure Storage, Inc. Class A*	1,553,314
2,704	Ricoh Co. Ltd.	20,709
1,700	Seiko Epson Corp.	25,382

		43,938,448

Textiles, Apparel & Luxury Goods – 0.1%
2,979	adidas AG	605,353
9,055	Burberry Group PLC	163,325
11,610	Coats Group PLC	11,454
1,565	LVMH Moet Hennessy Louis Vuitton SE	1,271,620

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Textiles, Apparel & Luxury Goods – (continued)
8,009	Tapestry, Inc.	$ 294,811

		2,346,563

Trading Companies & Distributors – 0.2%
6,879	Ashtead Group PLC	478,140
1,803	Brenntag SE	165,709
4,270	Bunzl PLC	173,514
12,878	Ferguson PLC	2,486,355
4,047	ITOCHU Corp.	164,874
7,832	Marubeni Corp.	123,311
17,205	Mitsubishi Corp.	274,063
4,981	Mitsui & Co. Ltd.	186,608
2,788	MSC Industrial Direct Co., Inc. Class A	282,313
4,465	Rexel SA	122,547
2,200	Sojitz Corp.	49,564
5,000	Sumitomo Corp.	108,808
1,000	Toyota Tsusho Corp.	58,682
2,687	Travis Perkins PLC	28,318
4,993	Watsco, Inc.	2,139,351

		6,842,157

Wireless Telecommunication Services – 0.2%
15,862	Airtel Africa PLC(a)	26,312
3,231	Freenet AG	90,431
36,356	T-Mobile U.S., Inc.	5,828,957
896,870	Vodafone Group PLC	783,272

		6,728,972

TOTAL COMMON STOCKS (Cost $725,538,450)		$ 857,243,482

Shares	Dividend Rate	Value

Preferred Stocks – 0.0%

Household Products – 0.0%
Henkel AG & Co. KGaA
2,128	2.542%	$ 171,181

(Cost $165,451)

Shares	Description	Value

Exchange Traded Funds – 20.3%

811,773	Invesco Senior Loan ETF	$ 17,193,352
3,798,205	iShares 5-10 Year
	Investment Grade Corporate
	Bond ETF(b)	197,506,660

Shares	Description	Value

Exchange Traded Funds – (continued)

7,873,227	iShares Core MSCI Emerging Markets ETF	$ 398,227,822
1,675,114	SPDR Blackstone Senior Loan ETF	70,237,530
1,739,922	SPDR Bloomberg Convertible Securities ETF	125,535,372
287,357	VanEck Fallen Angel High Yield Bond ETF	8,270,135
226,400	Vanguard Real Estate ETF	20,004,704

TOTAL EXCHANGE TRADED FUNDS (Cost $807,776,656)		$ 836,975,575

Shares	Dividend Rate	Value

Investment Company(d) – 54.7%

Goldman Sachs Financial Square Government Fund — Institutional Shares
2,258,293,269	5.248%	$2,258,293,269

(Cost $2,258,293,269)

Securities Lending Reinvestment Vehicle(d) – 0.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
6,169,850	5.248%	$ 6,169,850

(Cost $6,169,850)

TOTAL INVESTMENTS – 95.8% (Cost $3,797,943,676)		$3,958,853,357

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		172,109,519

NET ASSETS – 100.0%		$4,130,962,876

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(d)	Represents an affiliated Issuer.

The accompanying notes are an integral part of these financial statements.    23

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	BRL	26,890,000	USD	5,423,175	03/20/24	$ 70,728
	CAD	6,860,000	USD	5,054,814	03/20/24	128,036
	CHF	12,580,000	USD	14,557,133	03/20/24	525,216
	CZK	96,250,000	USD	4,263,762	03/20/24	31,058
	HUF	2,590,370,000	USD	7,285,239	03/20/24	115,572
	JPY	605,540,000	USD	4,251,401	03/21/24	98,416
	MXN	126,050,000	USD	7,183,897	03/20/24	142,270
	PLN	42,480,000	USD	10,575,736	03/20/24	208,445

TOTAL						$1,319,741

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	CAD	23,670,000	USD	17,924,590	03/20/24	$ (41,490)
	PHP	481,400,000	USD	8,711,827	03/20/24	(16,777)
	USD	12,968,035	CAD	17,580,000	03/20/24	(313,963)
	USD	36,103,588	EUR	33,340,000	03/20/24	(821,422)
	USD	4,816,862	GBP	3,840,000	03/20/24	(79,720)
	USD	5,061,648	INR	423,310,000	03/20/24	(6,112)
	USD	23,501,142	JPY	3,402,230,000	03/21/24	(938,329)

TOTAL						$(2,217,813)

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.K. Long Gilt	459	03/26/24	$ 60,056,862	$ 3,122,802
2 Year U.S. Treasury Notes	240	03/28/24	49,419,375	162,831
20 Year U.S. Treasury Bonds	111	03/19/24	13,868,063	392,098
3 Month SOFR	38	03/18/25	9,145,650	177
3 Month SOFR	47	06/18/24	11,164,263	(197)
3 Month SOFR	59	09/17/24	14,084,038	(1,537)
3 Month SOFR	41	06/17/25	9,899,450	2,180
3 Month SOFR	58	09/16/25	14,034,550	8,015
3 Month SOFR	76	12/16/25	18,411,000	19,849
3 Month SOFR	77	03/17/26	18,659,988	29,480
3 Month SOFR	46	12/17/24	11,029,075	(534)
30 Year German Euro-Buxl	55	03/07/24	8,604,850	178,556
3M Euribor	161	03/17/25	43,514,210	107,089
3M Euribor	170	06/16/25	46,007,675	143,352
3M Euribor	144	12/15/25	38,983,129	149,924
3M Euribor	165	09/15/25	44,672,723	155,372
3M Euribor	33	03/18/24	8,777,894	4,313
3M Euribor	144	09/16/24	38,694,998	58,977
3M Euribor	110	06/17/24	29,417,512	28,126
3M Euribor	156	12/16/24	42,063,813	79,508

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
3M SARON	76	09/17/24	$22,295,999	$ 18,608
3M SARON	65	06/18/24	19,027,406	8,168
3M SARON	81	12/17/24	23,803,772	27,696
5 Year German Euro-Bund	449	03/07/24	68,016,334	913,317
5 Year U.S. Treasury Notes	382	03/28/24	41,551,453	343,669
ASX 90 Day Bank Accepted Bills	77	06/13/24	51,947,764	5,522
ASX 90 Day Bank Accepted Bills	111	03/07/24	74,854,673	9,567
ASX 90 Day Bank Accepted Bills	70	09/12/24	47,243,692	6,179
Bank Accept Index	58	06/17/24	10,425,927	7,293
Bank Accept Index	9	03/18/24	1,610,005	(664)
Bank Accept Index	50	09/18/24	9,031,735	12,131
CAC40 Index	119	01/19/24	9,925,009	(12,852)
Coffee	20	03/18/24	1,412,250	112,493
Copper	17	03/26/24	1,653,463	(21,232)
DAX Index	33	03/15/24	15,403,665	(43,036)
E-Mini Nasdaq 100 Index	138	03/15/24	46,984,860	1,441,117
E-Mini Russell 2000 Index	100	03/15/24	10,238,500	599,460
Euro BTP	144	03/07/24	18,941,135	317,530
Euro Stoxx 50 Index	3,305	03/15/24	165,753,865	(1,011,266)
Euro-Bobl	355	03/07/24	46,746,107	359,815
Euro-Schatz	604	03/07/24	71,042,703	188,568
French 10 Year Government Bonds	144	03/07/24	20,905,990	273,298
FTSE 100 Index	697	03/15/24	68,911,162	1,459,347
FTSE/MIB Index	57	03/15/24	9,602,694	(8,911)
Gold	83	02/27/24	17,195,940	55,121
IBEX 35 Index	84	01/19/24	9,353,116	(17,585)
Ice 3M Sonia Index	61	03/18/25	18,735,716	80,746
Ice 3M Sonia Index	67	12/17/24	20,498,509	72,659
Ice 3M Sonia Index	73	09/17/24	22,212,069	45,829
Ice 3M Sonia Index	58	06/17/25	17,863,266	83,954
Ice 3M Sonia Index	63	06/18/24	19,062,919	14,779
Ice 3M Sonia Index	60	12/16/25	18,534,688	109,172
Ice 3M Sonia Index	56	03/17/26	17,307,964	101,516
Ice 3M Sonia Index	60	09/16/25	18,514,612	103,835
Japan 10 Year Government Bond	154	03/13/24	160,236,454	1,526,311
LME Lead	84	01/15/24	4,292,925	(383,340)
LME Nickel	62	01/15/24	6,113,820	12,508
LME Zinc	52	01/15/24	3,435,900	239,817
Nickel	14	02/19/24	1,387,722	(7,960)
Omxs30 Index	373	01/19/24	8,880,248	167,485
Primary Aluminum	95	01/15/24	5,584,813	561,335
Primary Aluminum	77	02/19/24	4,560,325	157,252
S&P 500 E-Mini Index	402	03/15/24	96,882,000	2,159,904
S&P Mid 400 Emini	23	03/15/24	6,461,850	240,995
S&P Toronto Stock Exchange 60 Index	45	03/14/24	8,628,806	237,519
Silver	12	03/26/24	1,445,160	(32,199)
Topix Index	259	03/07/24	43,460,567	524,995
Zinc	30	02/19/24	1,994,625	36,527

Total				$15,737,373

The accompanying notes are an integral part of these financial statements.    25

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
10 Year U.S. Treasury Notes	(545)	03/19/24	$(61,525,391)	$(1,910,306)
Australian 10 Year Government Bonds	(47)	03/15/24	(3,736,587)	(94,627)
Brent Crude	(30)	01/31/24	(2,311,200)	(32,075)
Canada 10 Year Government Bonds	(319)	03/19/24	(29,895,793)	(1,435,159)
Cattle Feeder	(16)	03/28/24	(1,784,800)	(95,452)
CBOE Volatility Index	(131)	01/17/24	(1,840,707)	821,407
CBOE Volatility Index	(149)	02/14/24	(2,279,015)	315,804
CBOE Volatility Index	(134)	03/20/24	(2,179,765)	167,742
Corn	(187)	03/14/24	(4,406,188)	151,117
Cotton No.2	(45)	03/06/24	(1,822,500)	(26,127)
FTSE/JSE Top 40 Index	(27)	03/20/24	(1,053,727)	(32,432)
Gasoil	(1)	02/12/24	(74,225)	(1,177)
Gasoline RBOB	(14)	01/31/24	(1,238,504)	(63,350)
Hang Seng Index	(30)	01/30/24	(3,291,029)	(83,840)
HSCEI	(69)	01/30/24	(2,560,825)	(65,532)
Lead	(84)	01/15/24	(4,292,925)	4,342
Lead	(46)	02/19/24	(2,371,875)	(21,150)
Lean Hogs	(52)	02/14/24	(1,413,880)	99,923
Live Cattle	(30)	02/29/24	(2,022,000)	(3,397)
Natural Gas	(175)	01/29/24	(4,399,500)	(53,993)
Nickel	(62)	01/15/24	(6,113,820)	458,638
Nickel	(45)	02/19/24	(4,460,535)	(11,344)
Primary Aluminum	(95)	01/15/24	(5,584,812)	(298,739)
Primary Aluminum	(94)	02/19/24	(5,567,150)	(570,167)
Soybean Oil	(25)	03/14/24	(1,622,500)	27,793
Sugar 11	(13)	02/29/24	(299,645)	4,909
Wheat	(67)	03/14/24	(2,103,800)	(115,602)
WTI Crude	(48)	01/22/24	(3,439,200)	(38,064)
Zinc	(52)	01/15/24	(3,435,900)	(137,730)
Zinc	(35)	02/19/24	(2,327,063)	(231,108)

Total				$(3,269,696)

TOTAL FUTURES CONTRACTS				$12,467,677

SWAP CONTRACTS — At December 31, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2023(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 41	5.000%	3.559%	12/20/28		$31,421	$1,890,267	$675,390	$1,214,877
CDX.NA.IG Index 41	1.000	0.565	12/20/28		216,800	4,297,267	2,735,026	1,562,241
ICE CD ITXEB 40	1.000	0.580	12/20/28	EUR	196,300	4,290,515	2,092,278	2,198,237

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at December 31, 2023(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

ICE CD ITXEX 40	5.000%	3.105%	12/20/28	EUR 23,450	$2,097,359	$975,171	$1,122,188

TOTAL					$12,575,408	$6,477,865	$6,097,543

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)		Unrealized Application/ (Depreciation)*

Russell 1000 TR Index	1M SOFR+0.026%	Bank of America Securities LLC	02/02/24		$57,032	$(546,412)
TUKXG Index	1M SONIA+0.023	Bank of America Securities LLC	03/18/24	GBP	6,489	(162,175)
M1WO Index	12M SOFR-0.015	Bank of America Securities LLC	01/17/24		28,412	(351,375)
NDUGWI Index	12M SOFR+0.026	Bank of America Securities LLC	10/15/24		43,608	514,743
TUKXG Index	12M SONIA+0.020	Bank of America Securities LLC	06/11/24	GBP	340	(8,498)
TUKXG Index	12M SONIA+0.040	Bank of America Securities LLC	02/09/24	GBP	4,150	(103,415)
AMZX Index	12M SOFR+0.047	JPMorgan Securities, Inc.	12/11/24		8,005	185,969
BCOMRS Index	1W BCOMRS	JPMorgan Securities, Inc.	06/07/24		6,263	(50)
JPGSGLHN Index	12M SOFR-0.010	JPMorgan Securities, Inc.	11/22/24		43,251	975,966
JPGSGLMN Index	12M SOFR-0.0025	JPMorgan Securities, Inc.	05/22/24		16,834	384,185
JPGSGLTN Index	12M SOFR+0.018	JPMorgan Securities, Inc.	11/22/24		41,781	374,616
JPGSMARB Index	12M SOFR+0.089	JPMorgan Securities, Inc.	07/30/24		38,625	293,915
M1WO Index	1M SOFR-0.017	JPMorgan Securities, Inc.	02/28/24		138,364	(1,712,062)
M1WO Index	1M SOFR-0.015	JPMorgan Securities, Inc.	03/12/24		66,979	(828,353)
M1WO Index	12M SOFR+0.015	JPMorgan Securities, Inc.	03/13/24		8,753	(107,297)
SXXGT Index	1M EURO+0.160	JPMorgan Securities, Inc.	06/19/24	EUR	35,526	219,656

TOTAL						$(870,587)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

A basket (JPGSGLHN) of common stocks

Common Stocks	Sector	Shares	Value	Weight

GE HealthCare Technologies Inc	Health Care	61	$ 4,679	0.4
Lonza Group AG	Health Care	14	4,854	0.5
Moderna Inc	Health Care	51	5,099	0.5
Cencora Inc	Health Care	26	5,292	0.5
Bayer AG	Health Care	168	5,659	0.5
Biogen Inc	Health Care	22	5,795	0.5
Alcon Inc	Health Care	92	6,049	0.6
Centene Corp	Health Care	83	6,127	0.6
Agilent Technologies Inc	Health Care	45	6,287	0.6
IQVIA Holdings Inc	Health Care	28	6,549	0.6
Hoya Corp	Health Care	—	6,796	0.6

The accompanying notes are an integral part of these financial statements.    27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSGLHN) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight

Takeda Pharmaceutical Co Ltd	Health Care	2	$7,048	0.7
IDEXX Laboratories Inc	Health Care	13	7,129	0.7
Edwards Lifesciences Corp	Health Care	94	7,148	0.7
Dexcom Inc	Health Care	60	7,410	0.7
Daiichi Sankyo Co Ltd	Health Care	2	8,283	0.8
HCA Healthcare Inc	Health Care	31	8,287	0.8
Humana Inc	Health Care	19	8,711	0.8
EssilorLuxottica SA	Health Care	49	8,889	0.8
McKesson Corp	Health Care	21	9,522	0.9
Becton Dickinson & Co	Health Care	45	10,933	1.0
GSK PLC	Health Care	8	11,723	1.1
Boston Scientific Corp	Health Care	226	13,083	1.2
Cigna Group/The	Industrials	45	13,543	1.3
Zoetis Inc	Health Care	71	14,006	1.3
Regeneron Pharmaceuticals Inc	Health Care	17	14,543	1.4
CSL Ltd	Health Care	51	14,628	1.4
Gilead Sciences Inc	Health Care	193	15,602	1.5
Stryker Corp	Health Care	52	15,649	1.5
CVS Health Corp	Health Care	199	15,675	1.5
Bristol-Myers Squibb Co	Health Care	314	16,137	1.5
Vertex Pharmaceuticals Inc	Health Care	40	16,205	1.5
Medtronic PLC	Health Care	206	16,941	1.6
Sanofi SA	Health Care	191	17,112	1.6
Elevance Health Inc	Health Care	36	17,125	1.6
Intuitive Surgical Inc	Health Care	54	18,358	1.7
Danaher Corp	Health Care	102	23,515	2.2
Amgen Inc	Health Care	83	23,824	2.2
Pfizer Inc	Health Care	873	25,125	2.4
Abbott Laboratories	Health Care	268	29,523	2.8
Roche Holding AG	Health Care	130	31,677	3.0
Thermo Fisher Scientific Inc	Health Care	60	31,698	3.0
AstraZeneca PLC	Health Care	3	32,420	3.1
Novartis AG	Health Care	382	32,436	3.1
AbbVie Inc	Health Care	273	42,289	4.0
Merck & Co Inc	Health Care	392	42,699	4.0
Novo Nordisk A/S	Health Care	74	51,790	4.9
Johnson & Johnson	Health Care	372	58,318	5.5
UnitedHealth Group Inc	Health Care	132	69,358	6.5
Eli Lilly & Co	Health Care	123	71,668	6.8

A basket (JPGSGLTN) of common stocks

Monolithic Power Systems Inc	Information Technology	2	1,503	0.4
CDW Corp/DE	Information Technology	7	1,514	0.4
Xiaomi Corp	Information Technology	98	1,524	0.4
ANSYS Inc	Information Technology	4	1,566	0.4
Capgemini SE	Information Technology	9	1,625	0.4
STMicroelectronics NV	Information Technology	36	1,634	0.4
Gartner Inc	Information Technology	4	1,748	0.5
ON Semiconductor Corp	Information Technology	21	1,789	0.5
Fortinet Inc	Information Technology	32	1,855	0.5
Cognizant Technology Solutions Corp	Information Technology	25	1,883	0.5
Murata Manufacturing Co Ltd	Information Technology	1	1,995	0.5
TE Connectivity Ltd	Information Technology	15	2,171	0.6
Microchip Technology Inc	Information Technology	27	2,426	0.6
Constellation Software Inc/Canada	Information Technology	1	2,439	0.7
Motorola Solutions Inc	Information Technology	8	2,584	0.7
Autodesk Inc	Information Technology	11	2,588	0.7
Infineon Technologies AG	Information Technology	72	2,720	0.7
Roper Technologies Inc	Information Technology	5	2,896	0.8
NXP Semiconductors NV	Information Technology	13	2,944	0.8

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

A basket (JPGSGLTN) of common stocks (continued)

Common Stocks	Sector	Shares	Value	Weight

Amphenol Corp	Information Technology	30	$2,949	0.8
Arista Networks Inc	Information Technology	13	2,951	0.8
Cadence Design Systems Inc	Information Technology	14	3,684	1.0
Synopsys Inc	Information Technology	8	3,894	1.0
KLA Corp	Information Technology	7	3,929	1.0
Tokyo Electron Ltd	Information Technology	—	4,210	1.1
Keyence Corp	Information Technology	—	4,379	1.2
Palo Alto Networks Inc	Information Technology	15	4,557	1.2
Micron Technology Inc	Information Technology	55	4,659	1.2
Shopify Inc	Information Technology	45	4,684	1.3
Analog Devices Inc	Information Technology	25	4,920	1.3
Lam Research Corp	Information Technology	7	5,133	1.4
Applied Materials Inc	Information Technology	42	6,741	1.8
ServiceNow Inc	Information Technology	10	7,201	1.9
International Business Machines Corp	Information Technology	45	7,425	2.0
Texas Instruments Inc	Information Technology	45	7,697	2.1
SAP SE	Information Technology	56	7,837	2.1
QUALCOMM Inc	Information Technology	55	8,004	2.1
Oracle Corp	Information Technology	79	8,329	2.2
Intuit Inc	Information Technology	14	8,710	2.3
Cisco Systems Inc	Information Technology	201	10,175	2.7
Intel Corp	Information Technology	210	10,534	2.8
Accenture PLC	Information Technology	31	10,950	2.9
Advanced Micro Devices Inc	Information Technology	80	11,842	3.2
Salesforce Inc	Information Technology	48	12,730	3.4
Adobe Inc	Information Technology	23	13,506	3.6
ASML Holding NV	Information Technology	22	15,143	4.0
Broadcom Inc	Information Technology	22	24,362	6.5
Apple Inc	Information Technology	131	25,155	6.7
Microsoft Corp	Information Technology	68	25,553	6.8
NVIDIA Corp	Information Technology	53	26,435	7.1

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
CBOE Volatility Index	$22.00	01/17/2024	1,310	$2,882,000	$28,165	$ 340,600	$(312,435)
CBOE Volatility Index	20.00	02/14/2024	1,490	2,980,000	129,630	283,100	(153,470)
CBOE Volatility Index	19.00	03/20/2024	1,340	2,546,000	219,090	285,755	(66,665)

			4,140	$8,408,000	$376,885	$ 909,455	$(532,570)

Puts
S&P 500 Index	4,050.00	01/31/2024	4	1,620,000	670	2,883	(2,213)
S&P 500 Index	4,195.00	01/31/2024	7	2,936,500	1,645	4,900	(3,255)
S&P 500 Index	4,330.00	01/31/2024	10	4,330,000	3,600	5,910	(2,310)
S&P 500 Index	4,370.00	01/31/2024	14	6,118,000	5,880	6,734	(854)

			35	$15,004,500	$11,795	$ 20,427	$ (8,632)

Total purchased option contracts			4,175	$23,412,500	$388,680	$ 929,882	$(541,202)

The accompanying notes are an integral part of these financial statements.    29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED INDEX OPTIONS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Puts
S&P 500 Index	$4,565.00	01/31/2024	(4)	$ (1,826,000)	$ (4,780)	$ (26,597)	$ 21,817
S&P 500 Index	4,645.00	01/31/2024	(7)	(3,251,500)	(14,385)	(42,721)	28,336
S&P 500 Index	4,775.00	01/31/2024	(10)	(4,775,000)	(52,950)	(60,390)	7,440
S&P 500 Index	4,780.00	01/31/2024	(14)	(6,692,000)	(77,350)	(74,556)	(2,794)

Total written option contracts			(35)	(16,544,500)	$(149,465)	$(204,264)	$ 54,799

TOTAL			4,140	$ 6,868,000	$ 239,215	$ 725,618	$(486,403)

Currency Abbreviations:
BRL	—Brazil Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CZK	—Czech Republic Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
PHP	—Philippines Peso
PLN	—Polish Zloty
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
RB	—Revenue Bond
REIT	—Real Estate Investment Trust

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Ind 41	—CDX North America High Yield Index 41
CDX.NA.IG Ind 41	—CDX North America Investment Grade Index 41
ICE	—Inter-Continental Exchange
ICE CD ITXEB	—iTraxx Europe Index
ICE CD ITXEX	—iTraxx Europe Crossover Index
SONIA	—Sterling Overnight Index Average

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

December 31, 2023

Shares	Dividend Rate	Value

Investment Company(a) – 10.7%
Goldman Sachs Financial Square Government Fund - Institutional Shares
62,859,778	5.248%	$62,859,778
(Cost $62,859,778)

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(c) – 91.0%

U.S. Treasury Obligations – 91.0%
U.S. Cash Management Bills(b)
$ 2,000,000	0.000%	02/15/24	$1,991,234
U.S. Treasury Bills
20,000,000	0.000(b)	01/30/24	19,917,645
65,000,000	0.000	02/27/24	64,535,143
50,000,000	0.000(b)	03/14/24	49,481,850
83,000,000	0.000	03/21/24	82,055,230
85,000,000	0.000	04/04/24	83,860,847
21,400,000	0.000(b)	04/09/24	21,098,345
13,000,000	0.000	04/11/24	12,813,401
87,000,000	0.000	05/23/24	85,251,375

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(c) – (continued)

U.S. Treasury Obligations – (continued)
$113,200,000	0.000%	05/30/24	$110,835,901

TOTAL SHORT- TERM INVESTMENTS
(Cost $531,582,168)			$531,840,971

TOTAL INVESTMENTS – 101.7%
(Cost $594,441,946)			$594,700,749

LIABILITIES IN EXCESS OF OTHER
ASSETS – (1.7)%			(10,188,696)

NET ASSETS – 100.0%			$584,512,053

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

ADDITIONAL INVESTMENT INFORMATION

 FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude	783	01/31/24	$60,322,320	$ (804,673)
Copper	67	03/26/24	6,516,588	127,352
Gasoline RBOB	20	01/31/24	1,769,292	(42)
Gold	284	02/27/24	58,839,120	1,531,326
KC HRW Wheat	284	03/14/24	9,116,400	236,680
Lean Hogs	84	02/14/24	2,283,960	(34,233)
LME Lead	56	01/15/24	2,861,950	5,221
LME Nickel	56	01/15/24	5,522,160	(14,043)
LME PRI	30	03/18/24	1,785,750	102,697
LME Zinc	287	01/15/24	18,963,525	1,764,542
Low Sulphur Gas Oil	288	01/11/24	21,621,600	(687,039)
Natural Gas	797	01/29/24	20,036,580	1,040,829
Platinum	94	04/26/24	4,743,240	182,635
Silver	223	03/26/24	26,855,890	28,003
Soybean	522	03/14/24	20,149,200	(367,935)
Soybean Oil	586	03/14/24	16,940,088	(653,891)
Wheat	296	03/14/24	9,294,400	729,479
WTI Crude	236	01/22/24	16,909,400	397,737

Total				$ 3,584,645

Short position contracts:
Cocoa	(527)	03/13/24	(22,112,920)	(3,532,047)
Cocoa	(60)	05/15/24	(2,497,200)	(130,524)
Coffee	(227)	03/18/24	(16,029,037)	(1,084,370)
Corn	(509)	03/14/24	(11,993,313)	454,770
Cotton No.2	(439)	03/06/24	(17,779,500)	425,328

The accompanying notes are an integral part of these financial statements.    31

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
FCOJ-A	(71)	03/08/24	$(3,328,658)	$ 416,804
Gasoline RBOB	(23)	03/28/24	(2,234,744)	60,384
Gasoline RBOB	(110)	04/30/24	(10,699,458)	1,394
Live Cattle	(291)	02/29/24	(19,613,400)	1,827,849
LME PRI	(103)	03/18/24	(6,131,075)	(391,582)
Natural Gas	(517)	04/26/24	(12,242,560)	1,072,994
NY Harbor ULSD	(21)	01/31/24	(2,230,490)	126,624
NY Harbor ULSD	(28)	03/28/24	(2,882,376)	290,120
NY Harbor ULSD	(122)	04/30/24	(12,406,741)	366,100
Soybean Oil	(167)	03/14/24	(10,838,300)	229,294
Sugar 11	(126)	02/29/24	(2,904,250)	744,197
WTI Crude	(72)	03/20/24	(5,184,720)	414,491
WTI Crude	(1,222)	04/22/24	(88,142,860)	615,437

Total				$ 1,907,263

TOTAL FUTURES CONTRACTS				$ 5,491,908

SWAP CONTRACTS — At December 31, 2023, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/ Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.24%	Citibank NA	01/31/24	$51,274	$ (257)
CRB Future Index	1 mo. U.S. Treasury Bill Rate +0.21	Citibank NA	01/31/24	131,567	43
CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.25	Merrill Lynch International Bank Ltd.	01/31/24	7,506	(40)
CRB Future Index	1 mo. U.S. Treasury Bill Rate +0.21	Merrill Lynch International Bank Ltd.	01/31/24	130,322	42
CRB 3M Forward Index	1 mo. U.S. Treasury Bill Rate +0.25	UBS AG (London)	01/31/24	207,903	(1,054)

TOTAL					$(1,266)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

Currency Abbreviations:
USD	—U.S. Dollar

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Assets and Liabilities(a)

December 31, 2023

	Absolute Return Tracker Fund	Commodity Strategy Fund

Assets:

Investments in affiliated issuers, at value (cost $2,258,293,269 and $62,859,778, respectively)	$2,258,293,269	$62,859,778
Investments in unaffiliated issuers, at value (cost $1,533,480,557 and $531,582,168, respectively)(b)	1,694,390,238	531,840,971
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	6,169,850	—
Purchased options, at value (premium paid $929,882 and $0, respectively)	388,680	—
Cash	66,422,132	—
Foreign currencies, at value (cost $2,513,112 and $0, respectively)	2,761,812	—
Unrealized gain on swap contracts	2,949,050	85
Unrealized gain on forward foreign currency exchange contracts	1,319,741	—
Variation margin on swaps contracts	112,398	—
Unrealized gain on futures contracts	252,325	1,872,460
Receivables:
Collateral on certain derivative contracts(c)	88,470,775	18,500,000
Fund shares sold	26,422,274	848,769
Interest and dividends	11,005,138	268,286
Due from broker	3,729,480	—
Foreign tax reclaims	294,674	—
Reimbursement from investment adviser	84,144	60,707
Securities lending income	23,386	—
Investments sold	11,753	—
Other assets	109,029	198,070

Total assets	4,163,210,148	616,449,126

Liabilities:
Unrealized loss on swap contracts	3,819,637	1,351
Variation margin on futures contracts	2,444,049	22,290
Unrealized loss on forward foreign currency exchange contracts	2,217,813	—
Unrealized loss on futures contracts	383,340	405,625
Written option contracts, at value (premium received $204,264 and $0, respectively)	149,465	—
Due to custodian (overdraft)	—	9,720,934
Payables:
Investments purchased	10,744,941	268,311
Payable upon return of securities loaned	6,169,850	—
Fund shares redeemed	3,468,088	1,857,556
Management fees	1,901,469	257,098
Distribution and Service fees and Transfer Agency fees	201,841	31,011
Due to broker	39,255	—
Due to broker — upfront payment	—	16,369,993
Interest payable	—	2,574,977
Accrued expenses	707,524	427,927

Total liabilities	32,247,272	31,937,073

Net Assets:
Paid-in capital	4,222,642,773	558,998,935
Total distributable earnings (loss)	(91,679,897)	25,513,118

NET ASSETS	$4,130,962,876	$584,512,053
Net Assets:
Class A	$42,676,187	$22,252,985
Class C	4,497,282	3,495,570
Institutional	2,553,195,689	253,289,411
Investor	581,117,779	22,575,142
Class R6	728,606,703	117,105,534
Class R	787,444	2,629,601
Class P	220,081,792	163,163,810
Total Net Assets	$4,130,962,876	$584,512,053
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,738,612	2,760,829
Class C	560,466	474,544
Institutional	271,121,617	30,891,445
Investor	62,635,105	2,749,229
Class R6	77,518,405	14,241,249
Class R	90,944	334,954
Class P	23,377,350	19,850,786
Net asset value, offering and redemption price per share:(d)
Class A	$9.01	$8.06
Class C	8.02	7.37
Institutional	9.42	8.20
Investor	9.28	8.21
Class R6	9.40	8.22
Class R	8.66	7.85
Class P	9.41	8.22

(a)

Statements of Assets and Liabilities for the Absolute Return Tracker and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes loaned securities having a market value of $6,025,320 and $0, respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Options
Absolute Return Tracker	$49,222,056	$35,037,041	$4,211,678
Commodity Strategy	—	18,500,000	—
(d)

Maximum public offering price per share for Class A Shares of the Absolute Return Tracker and Commodity Strategy Funds is $9.53 and $8.44, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.     33

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Operations(a)

For the Fiscal Year Ended December 31, 2023

	Absolute Return Tracker Fund	Commodity Strategy Fund

Investment Income:
Dividends — affiliated issuers	$102,778,595	$3,706,947
Dividends — unaffiliated issuers (net of tax withholding of $162,294 and $0, respectively)	37,563,208	—
Interest	1,996,168	35,254,405
Securities lending income, net of rebates received or paid to borrowers	375,303	—

Total investment income	142,713,274	38,961,352

Expenses:
Management fees	23,749,470	4,681,328
Transfer Agency fees(b)	1,862,138	350,855
Custody, accounting and administrative services	537,893	457,245
Printing and mailing costs	483,405	181,312
Professional fees	229,071	193,136
Registration fees	210,564	195,405
Distribution and Service (12b-1) fees(b)	142,477	121,874
Shareholder meeting expense	89,061	29,423
Trustee fees	26,247	22,419
Prime broker fees	13,884	—
Service fees — Class C	12,312	12,140

Other	81,391	24,509

Total expenses	27,437,913	6,269,646

Less — expense reductions	(4,711,751)	(1,312,443)

Net expenses	22,726,162	4,957,203

NET INVESTMENT INCOME	119,987,112	34,004,149

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	51,025,612	(152,207)
Purchased options	(4,720,725)	—
Futures contracts	36,180,210	(137,654,274)
Written options	1,757,992	—
Swap contracts	(730,817)	(32,475,958)
Forward foreign currency exchange contracts	(2,929,177)	—
Foreign currency transactions	420,479	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	160,076,754	103,873
Purchased options	117,088	—
Futures contracts	14,697,224	46,060,035
Written options	63,884	—
Swap contracts	169,966	132,835
Forward foreign currency exchange contracts	(501,473)	—
Foreign currency translation	(147,255)	—

Net realized and unrealized gain (loss)	255,479,762	(123,985,696)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$375,466,874	$(89,981,547)

(a)

Statement of Operations for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of a wholly-owned subsidiary, Cayman Commodity-ART, LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees

Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	$101,088	$36,937	$4,452	$62,635	$7,644	$1,012,347	$567,433	$143,496	$1,383	$67,200
Commodity Strategy	69,588	36,421	15,865	33,402	5,827	115,675	70,938	42,133	3,808	79,072

34    The accompanying notes are an integral part of these financial statements

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Changes in Net Assets(a)

	Absolute Return Tracker Fund		Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 119,987,112	$ 45,642,646	$ 34,004,149	$ 10,076,827

Net realized gain (loss)	81,003,574	(37,986,756)	(170,282,439)	45,507,370

Net change in unrealized gain (loss)	174,476,188	(253,794,411)	46,296,743	(22,492,138)

Net increase (decrease) in net assets resulting from operations	375,466,874	(246,138,521)	(89,981,547)	33,092,059

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,046,509)	(2,019,996)	(885,543)	(3,366,330)

Class C Shares	(85,982)	(258,282)	(133,500)	(615,139)

Institutional Shares	(68,348,253)	(148,069,452)	(10,781,821)	(33,231,386)

Investor Shares	(15,254,586)	(12,524,655)	(1,319,802)	(10,972,858)

Class R6 Shares	(19,406,054)	(8,326,828)	(5,217,537)	(15,725,522)

Class R Shares	(17,140)	(72,396)	(105,058)	(389,529)

Class P Shares	(5,843,481)	(11,345,579)	(8,841,293)	(28,076,602)

Total distributions to shareholders	(110,002,005)	(182,617,188)	(27,284,554)	(92,377,366)

From share transactions:

Proceeds from sales of shares	2,250,892,693	1,753,016,889	211,913,755	1,138,585,427

Reinvestment of distributions	75,564,966	132,565,385	24,407,653	83,688,134

Cost of shares redeemed	(1,944,143,493)	(1,639,558,743)	(490,787,071)	(728,136,622)

Net increase (decrease) in net assets resulting from share transactions	382,314,166	246,023,531	(254,465,663)	494,136,939

TOTAL INCREASE (DECREASE)	647,779,035	(182,732,178)	(371,731,764)	434,851,632

Net assets:

Beginning of year	3,483,183,841	3,665,916,019	956,243,817	521,392,185

End of year	$4,130,962,876	$3,483,183,841	$584,512,053	$956,243,817

(a)

Statements of Changes in Net Assets for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.     35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.36	$9.40	$9.69	$9.44	$8.84

Net investment income (loss)(a)	0.26	0.07	(0.01)	(0.01)	0.10

Net realized and unrealized gain (loss)	0.61	(0.69)	0.59	0.32	0.81

Total from investment operations	0.87	(0.62)	0.58	0.31	0.91

Distributions to shareholders from net investment income	(0.22)	(0.31)	—	(0.01)	(0.09)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.22)	(0.42)	(0.87)	(0.06)	(0.31)

Net asset value, end of year	$9.01	$8.36	$9.40	$9.69	$9.44

Total return(b)	10.45%	(6.62)%	6.09%	3.29%	10.36%

Net assets, end of year (in 000s)	$42,676	$41,001	$57,882	$61,642	$80,596

Ratio of net expenses to average net assets	0.97%	1.00%	1.04%	0.96%	0.97%

Ratio of total expenses to average net assets	1.09%	1.09%	1.09%	1.11%	1.11%

Ratio of net investment income (loss) to average net assets	2.92%	0.80%	(0.10)%	(0.10)%	1.08%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$7.47	$8.43	$8.84	$8.69	$8.14

Net investment income (loss)(a)	0.17	0.00 (b)	(0.08)	(0.07)	0.03

Net realized and unrealized gain (loss)	0.54	(0.61)	0.54	0.28	0.75

Total from investment operations	0.71	(0.61)	0.46	0.21	0.78

Distributions to shareholders from net investment income	(0.16)	(0.24)	—	(0.01)	(0.01)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.16)	(0.35)	(0.87)	(0.06)	(0.23)

Net asset value, end of year	$8.02	$7.47	$8.43	$8.84	$8.69

Total return(c)	9.45%	(7.23)%	5.31%	2.43%	9.69%

Net assets, end of year (in 000s)	$4,497	$5,574	$7,973	$9,638	$15,761

Ratio of net expenses to average net assets	1.72%	1.75%	1.79%	1.71%	1.72%

Ratio of total expenses to average net assets	1.84%	1.84%	1.84%	1.86%	1.86%

Ratio of net investment income (loss) to average net assets	2.12%	0.06%	(0.84)%	(0.84)%	0.34%

Portfolio turnover rate(d)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Amount is less than $0.005 per share.

(c)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    37

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.73	$9.80	$10.03	$9.74	$9.10

Net investment income(a)	0.30	0.11	0.03	0.03	0.14

Net realized and unrealized gain (loss)	0.65	(0.72)	0.61	0.32	0.85

Total from investment operations	0.95	(0.61)	0.64	0.35	0.99

Distributions to shareholders from net investment income	(0.26)	(0.35)	—	(0.01)	(0.13)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.26)	(0.46)	(0.87)	(0.06)	(0.35)

Net asset value, end of year	$9.42	$8.73	$9.80	$10.03	$9.74

Total return(b)	10.83%	(6.27)%	6.48%	3.60%	10.91%

Net assets, end of year (in 000s)	$2,553,196	$2,795,272	$2,955,943	$2,928,949	$2,852,690

Ratio of net expenses to average net assets	0.61%	0.63%	0.68%	0.58%	0.59%

Ratio of total expenses to average net assets	0.72%	0.72%	0.72%	0.73%	0.73%

Ratio of net investment income to average net assets	3.25%	1.23%	0.30%	0.28%	1.46%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.61	$9.67	$9.92	$9.64	$9.02

Net investment income(a)	0.30	0.10	0.02	0.02	0.13

Net realized and unrealized gain (loss)	0.62	(0.71)	0.60	0.32	0.83

Total from investment operations	0.92	(0.61)	0.62	0.34	0.96

Distributions to shareholders from net investment income	(0.25)	(0.34)	—	(0.01)	(0.12)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.25)	(0.45)	(0.87)	(0.06)	(0.34)

Net asset value, end of year	$9.28	$8.61	$9.67	$9.92	$9.64

Total return(b)	10.68%	(6.37)%	6.35%	3.54%	10.66%

Net assets, end of year (in 000s)	$581,118	$248,085	$243,761	$246,694	$370,779

Ratio of net expenses to average net assets	0.72%	0.75%	0.79%	0.71%	0.72%

Ratio of total expenses to average net assets	0.83%	0.84%	0.84%	0.86%	0.87%

Ratio of net investment income to average net assets	3.31%	1.12%	0.16%	0.16%	1.33%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    39

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.72	$9.78	$10.02	$9.72	$9.09

Net investment income(a)	0.33	0.11	0.05	0.03	0.14

Net realized and unrealized gain (loss)	0.61	(0.71)	0.58	0.33	0.84

Total from investment operations	0.94	(0.60)	0.63	0.36	0.98

Distributions to shareholders from net investment income	(0.26)	(0.35)	—	(0.01)	(0.13)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.26)	(0.46)	(0.87)	(0.06)	(0.35)

Net asset value, end of year	$9.40	$8.72	$9.78	$10.02	$9.72

Total return(b)	10.74%	(6.17)%	6.38%	3.71%	10.82%

Net assets, end of year (in 000s)	$728,607	$169,335	$153,588	$9,353	$9,284

Ratio of net expenses to average net assets	0.60%	0.62%	0.66%	0.57%	0.58%

Ratio of total expenses to average net assets	0.71%	0.71%	0.70%	0.72%	0.72%

Ratio of net investment income to average net assets	3.54%	1.23%	0.51%	0.29%	1.47%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.04	$9.06	$9.40	$9.18	$8.61

Net investment income (loss)(a)	0.22	0.05	(0.03)	(0.03)	0.08

Net realized and unrealized gain (loss)	0.59	(0.66)	0.56	0.31	0.78

Total from investment operations	0.81	(0.61)	0.53	0.28	0.86

Distributions to shareholders from net investment income	(0.19)	(0.30)	—	(0.01)	(0.07)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.19)	(0.41)	(0.87)	(0.06)	(0.29)

Net asset value, end of year	$8.66	$8.04	$9.06	$9.40	$9.18

Total return(b)	10.11%	(6.79)%	5.73%	3.06%	10.06%

Net assets, end of year (in 000s)	$787	$1,486	$1,536	$1,562	$2,347

Ratio of net expenses to average net assets	1.22%	1.25%	1.29%	1.21%	1.22%

Ratio of total expenses to average net assets	1.34%	1.34%	1.34%	1.36%	1.37%

Ratio of net investment income (loss) to average net assets	2.63%	0.60%	(0.33)%	(0.35)%	0.83%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.    41

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Tracker Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.73	$9.79	$10.02	$9.73	$9.09

Net investment income(a)	0.30	0.11	0.03	0.03	0.14

Net realized and unrealized gain (loss)	0.64	(0.71)	0.61	0.32	0.85

Total from investment operations	0.94	(0.60)	0.64	0.35	0.99

Distributions to shareholders from net investment income	(0.26)	(0.35)	—	(0.01)	(0.13)

Distributions to shareholders from net realized gains	—	(0.11)	(0.87)	(0.05)	(0.22)

Total distributions	(0.26)	(0.46)	(0.87)	(0.06)	(0.35)

Net asset value, end of year	$9.41	$8.73	$9.79	$10.02	$9.73

Total return(b)	10.72%	(6.16)%	6.48%	3.61%	10.93%

Net assets, end of year (in 000s)	$220,082	$222,431	$245,233	$211,794	$219,701

Ratio of net expenses to average net assets	0.60%	0.62%	0.66%	0.57%	0.58%

Ratio of total expenses to average net assets	0.71%	0.71%	0.71%	0.72%	0.72%

Ratio of net investment income to average net assets	3.28%	1.23%	0.33%	0.29%	1.48%

Portfolio turnover rate(c)	126%	184%	133%	193%	127%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class A Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.30		$8.90		$7.79	$10.17	$9.66

Net investment income (loss)(a)	0.34		0.05		(0.09)	(0.03)	0.14

Net realized and unrealized gain (loss)	(1.27)		1.32		2.67	(2.33)	1.44

Total from investment operations	(0.93)		1.37		2.58	(2.36)	1.58

Distributions to shareholders from net investment income	(0.31)		(0.97)		(1.47)	(0.02)	(0.18)

Distributions to shareholders from return of capital	—		—		—	—	(0.89)

Total distributions	(0.31)		(0.97)		(1.47)	(0.02)	(1.07)

Net asset value, end of year	$8.06		$9.30		$8.90	$7.79	$10.17

Total return(b)	(9.95)%		15.36%		33.03%	(23.16)%	16.31%

Net assets, end of year (in 000s)	$22,253		$35,334		$40,183	$15,324	$22,569

Ratio of net expenses to average net assets	0.94%		0.92%		0.92%	0.80%	0.84%

Ratio of total expenses to average net assets	1.01%		0.95%		1.08%	1.28%	1.09%

Ratio of net investment income (loss) to average net assets	4.00%		0.50%		(0.90)%	(0.39)%	1.34%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.    43

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class C Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.52		$8.25		$7.32	$9.61	$9.17

Net investment income (loss)(a)	0.26		(0.01)		(0.15)	(0.08)	0.08

Net realized and unrealized gain (loss)	(1.16)		1.21		2.50	(2.21)	1.35

Total from investment operations	(0.90)		1.20		2.35	(2.29)	1.43

Distributions to shareholders from net investment income	(0.25)		(0.93)		(1.42)	—	(0.17)

Distributions to shareholders from return of capital	—		—		—	—	(0.82)

Total distributions	(0.25)		(0.93)		(1.42)	—	(0.99)

Net asset value, end of year	$7.37		$8.52		$8.25	$7.32	$9.61

Total return(b)	(10.58)%		14.51%		32.04%	(23.77)%	15.54%

Net assets, end of year (in 000s)	$3,496		$6,197		$3,125	$1,340	$2,271

Ratio of net expenses to average net assets	1.69%		1.67%		1.67%	1.55%	1.59%

Ratio of total expenses to average net assets	1.76%		1.70%		1.83%	2.03%	1.84%

Ratio of net investment income (loss) to average net assets	3.25%		(0.05)%		(1.65)%	(1.12)%	0.81%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Institutional Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.46		$9.04		$7.88	$10.28	$9.74

Net investment income (loss)(a)	0.38		0.11		(0.06)	(0.01)	0.09

Net realized and unrealized gain (loss)	(1.30)		1.32		2.71	(2.36)	1.56

Total from investment operations	(0.92)		1.43		2.65	(2.37)	1.65

Distributions to shareholders from net investment income	(0.34)		(1.01)		(1.49)	(0.03)	(0.19)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)

Total distributions	(0.34)		(1.01)		(1.49)	(0.03)	(1.11)

Net asset value, end of year	$8.20		$9.46		$9.04	$7.88	$10.28

Total return(b)	(9.65)%		15.75%		33.52%	(22.96)%	16.77%

Net assets, end of year (in 000s)	$253,289		$339,164		$206,782	$127,172	$156,673

Ratio of net expenses to average net assets	0.61%		0.59%		0.59%	0.47%	0.50%

Ratio of total expenses to average net assets	0.68%		0.62%		0.75%	0.96%	0.74%

Ratio of net investment income (loss) to average net assets	4.36%		1.04%		(0.57)%	(0.10)%	0.81%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.    45

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Investor Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.47		$9.04		$7.89	$10.29	$9.75

Net investment income (loss)(a)	0.36		0.11		(0.07)	(0.01)	(0.04)

Net realized and unrealized gain (loss)	(1.29)		1.32		2.71	(2.37)	1.68

Total from investment operations	(0.93)		1.43		2.64	(2.38)	1.64

Distributions to shareholders from net investment income	(0.33)		(1.00)		(1.49)	(0.02)	(0.18)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)

Total distributions	(0.33)		(1.00)		(1.49)	(0.02)	(1.10)

Net asset value, end of year	$8.21		$9.47		$9.04	$7.89	$10.29

Total return(b)	(9.78)%		15.79%		33.33%	(22.99)%	16.73%

Net assets, end of year (in 000s)	$22,575		$115,918		$33,337	$3,115	$6,651

Ratio of net expenses to average net assets	0.69%		0.67%		0.67%	0.55%	0.59%

Ratio of total expenses to average net assets	0.75%		0.70%		0.81%	1.02%	0.83%

Ratio of net investment income (loss) to average net assets	4.14%		1.01%		(0.66)%	(0.09)%	(0.36)%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class R6 Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.49		$9.06		$7.90	$10.30	$9.76

Net investment income (loss)(a)	0.38		0.12		(0.05)	(0.01)	0.38

Net realized and unrealized gain (loss)	(1.30)		1.32		2.70	(2.36)	1.27

Total from investment operations	(0.92)		1.44		2.65	(2.37)	1.65

Distributions to shareholders from net investment income	(0.35)		(1.01)		(1.49)	(0.03)	(0.19)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)

Total distributions	(0.35)		(1.01)		(1.49)	(0.03)	(1.11)

Net asset value, end of year	$8.22		$9.49		$9.06	$7.90	$10.30

Total return(b)	(9.71)%		15.84%		33.44%	(22.92)%	16.87%

Net assets, end of year (in 000s)	$117,106		$155,511		$94,836	$83,227	$85,170

Ratio of net expenses to average net assets	0.60%		0.58%		0.58%	0.46%	0.49%

Ratio of total expenses to average net assets	0.67%		0.61%		0.75%	0.96%	0.75%

Ratio of net investment income (loss) to average net assets	4.36%		1.14%		(0.55)%	(0.09)%	3.52%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.    47

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class R Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.07		$8.71		$7.64	$9.99	$9.50

Net investment income (loss)(a)	0.31		0.04		(0.11)	(0.05)	0.16

Net realized and unrealized gain (loss)	(1.24)		1.27		2.62	(2.29)	1.38

Total from investment operations	(0.93)		1.31		2.51	(2.34)	1.54

Distributions to shareholders from net investment income	(0.29)		(0.95)		(1.44)	(0.01)	(0.18)

Distributions to shareholders from return of capital	—		—		—	—	(0.87)

Total distributions	(0.29)		(0.95)		(1.44)	(0.01)	(1.05)

Net asset value, end of year	$7.85		$9.07		$8.71	$7.64	$9.99

Total return(b)	(10.19)%		15.07%		32.73%	(23.36)%	16.11%

Net assets, end of year (in 000s)	$2,630		$4,208		$3,271	$1,903	$2,280

Ratio of net expenses to average net assets	1.19%		1.17%		1.17%	1.05%	1.09%

Ratio of total expenses to average net assets	1.26%		1.20%		1.33%	1.54%	1.34%

Ratio of net investment income (loss) to average net assets	3.77%		0.33%		(1.15)%	(0.68)%	1.53%

Portfolio turnover rate(c)	—	%(d)	—	%(d)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(d)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Commodity Strategy Fund

	Class P Shares

	Year Ended December 31,

	2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.49		$9.06		$7.90	$10.29	$9.76

Net investment income (loss)(a)	0.38		0.12		(0.06)	— (b)	(0.25)

Net realized and unrealized gain (loss)	(1.30)		1.32		2.71	(2.36)	1.89

Total from investment operations	(0.92)		1.44		2.65	(2.36)	1.64

Distributions to shareholders from net investment income	(0.35)		(1.01)		(1.49)	(0.03)	(0.19)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)

Total distributions	(0.35)		(1.01)		(1.49)	(0.03)	(1.11)

Net asset value, end of year	$8.22		$9.49		$9.06	$7.90	$10.29

Total return(c)	(9.72)%		15.84%		33.46%	(22.84)%	16.73%

Net assets, end of year (in 000s)	$163,164		$299,911		$139,858	$684	$977

Ratio of net expenses to average net assets	0.60%		0.58%		0.58%	0.45%	0.48%

Ratio of total expenses to average net assets	0.67%		0.61%		0.72%	0.94%	0.72%

Ratio of net investment income (loss) to average net assets	4.34%		1.04%		(0.57)%	(0.04)%	(2.28)%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%

(a)   Calculated based on the average shares outstanding methodology.

(b)   Amount is less than $0.005 per share.

(c)   Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)   The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)   There were no long-term transactions for the fiscal years ended December 31, 2023 and December 31, 2022.

The accompanying notes are an integral part of these financial statements.    49

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements

December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Absolute Return Tracker	A, C, Institutional, Investor, R6, R and P	Diversified

Commodity Strategy	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Absolute Return Tracker Fund are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Core Commodity Management, LLC (“Core Commodity” or the “Sub-Adviser”) serves as a sub-adviser to the Commodity Strategy Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Commodity Strategy Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for Absolute Return Tracker Fund and Commodity Strategy Fund — Cayman Commodity-ART, LLC., and Cayman Commodity-CSF, LTD., (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker and Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

  As of December 31, 2023, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets

Absolute Return Tracker	$4,130,962,876	$130,160,188	3.2%

Commodity Strategy	584,512,053	129,844,010	22.2

B. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is

GOLDMAN SACHS ALTERNATIVE FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Consolidated Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Absolute Return Tracker	Annually	Annually

Commodity Strategy	Semi-Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to decrease their taxable income by their share of their Subsidiaries’ income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are generally made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2023:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$522,881	$—	$—

Asia	27,427	10,746,971	—

Australia and Oceania	392,435	—	—

Europe	43,342,088	52,911,484	—

North America	749,290,330	9,866	—

Securities Lending Reinvestment Vehicle	6,169,850	—	—

Preferred Stocks	—	171,181	—

Exchange Traded Funds	836,975,575	—	—

Investment Company	2,258,293,269	—	—

Total	$3,895,013,855	$63,839,502	$—

Derivative Type

Assets

Exchange Traded Index Options	$388,680	$—	$—

Forward Foreign Currency Exchange Contracts(b)	—	1,319,741	—

Futures Contracts(b)	19,330,361	—	—

Credit Default Swap Contracts(b)	—	6,097,543	—

Total Return Swap Contracts(b)	—	2,949,050	—

Total	$19,719,041	$10,366,334	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(2,217,813)	$—

Futures Contracts(b)	(6,862,684)	—	—

Total Return Swap Contracts(b)	—	(3,819,637)	—

Written Option Contracts	(149,465)	—	—

Total	$(7,012,149)	$(6,037,450)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$62,859,778	$—	$—

Short-term Investments	531,840,971	—	—

Total	$594,700,749	$—	$—

Derivative Type

Assets(a)

Futures Contracts	$13,192,287	$—	$—

Total Return Swap Contracts	—	85	—

Total	$13,192,287	$85	$—

Liabilities(a)

Futures Contracts	$(7,700,379)	$—	$—

Total Return Swap Contracts	—	(1,351)	—

Total	$(7,700,379)	$(1,351)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$1,921,775	(a)	Variation margin on futures contracts	$(2,144,206	)(a)

Credit	Variation margin on swap contracts	6,097,543	(a)	—	—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,319,741		Payable for unrealized loss on forward foreign currency exchange contracts	(2,217,813)

Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	12,105,419	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	(5,245,220	)(a)(b)

Interest rate	Variation margin on futures contracts	8,640,897	(a)	Variation margin on futures contracts	(3,442,360	)(a)

Total		$30,085,375			$(13,049,599)

GOLDMAN SACHS ALTERNATIVE FUNDS II

4 . INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy

Risk	Consolidated Statement of Assets and Liabilities	Assets	Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts; Receivable for unrealized gain on swap contracts	$13,192,372(a)	Variation margin on futures contracts; Payable for unrealized loss on swap contracts	$(7,701,730)(a)(b)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swaps described in the Additional Investment Information sections of the the Consolidated Schedule of Investments. Only the variation margin as of December 31, 2023, is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Aggregate of amounts include $3,819,637 for Absolute Return Tracker Fund and $1,351 for the Commodity Strategy Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Absolute Return Tracker

Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$(11,774,972)	$(337,640)

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	10,993,684	2,652,112

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,929,177)	(501,473)

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	39,984,172	9,047,244

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(6,716,224)	3,686,446

Total		$29,557,483	$14,546,689

Commodity Strategy

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(170,130,232)	$46,192,870

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

4 . INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Absolute Return Tracker	13,586	$234,927,378	$1,005,919,804	425,042	6,350

Commodity Strategy	13,553	—	711,461,158	—	—

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2023.

5 . AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.64%	0.54%(a)

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.40(a)

^

Effective Net Management Rate includes of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by each Subsidiary under the Subsidiary Agreement. For the fiscal year ended December 31, 2023, GSAM waived $191,371 and $740,423 of each Fund’s management fee for the Absolute Return Tracker and Commodity Strategy Funds, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the fiscal year ended December 31, 2023, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived

Absolute Return Tracker	$3,658,294

Commodity Strategy	828,224

GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A, Class C and Class R Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A , Class C or Class R Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Absolute Return Tracker	$10,004

Commodity Strategy	6,672

D. Service Plan — The Trust, on behalf of each Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Absolute Return Tracker Fund; 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Commodity Strategy Fund; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R shares was 0.16% for the Absolute Return Tracker Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds are 0.014% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

received irrespective of the application of the “Other Expense” limitations described above. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Absolute Return Tracker	$3,658,294	$1,072	$1,052,385	$4,711,751

Commodity Strategy	828,224	606	483,613	1,312,443

G. Line of Credit Facility — As of December 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2023, Goldman Sachs earned $209,666 and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Commodity Strategy Funds, respectively.

The table below shows the transactions in and earnings from investments in the Underlying Fund for the fiscal year ended December 31, 2023:

Fund	Underlying Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Absolute Return Tracker	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,824,635,728	$1,661,857,637	$(1,228,200,096)	$2,258,293,269	2,258,293,269	$102,778,595

Commodity Strategy	Goldman Sachs Financial Square Government Fund — Institutional Shares	72,571,959	1,136,765,250	(1,146,477,431)	62,859,778	62,859,778	3,706,947

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Absolute Return Tracker	$1,798,264,050	$1,791,088,119

GOLDMAN SACHS ALTERNATIVE FUNDS II

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

  For the fiscal year ended December 31, 2023, there were no purchases and proceeds from sales and maturities of long-term securities for the Commodity Strategy Fund.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the fiscal year ended December 31, 2023, are reported under Investment Income on the Consolidated Statements of Operations.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2023

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2023

Absolute Return Tracker	$42,549	$382,957	$—

The following table provides information about the Absolute Return Tracker Fund’s investments in the Government Money Market Fund for the fiscal year ended December 31, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2023	Shares as of December 31, 2023

Absolute Return Tracker	$43,069,598	$672,704,821	$(709,604,569)	$6,169,850	6,169,850

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Distributions paid from:

Ordinary income	$110,002,005	$27,284,554

Total taxable distributions	$110,002,005	$27,284,554

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Distributions paid from:

Ordinary income	$182,598,755	$92,377,366

Net long-term capital gains	18,433	—

Total taxable distributions	$182,617,188	$92,377,366

GOLDMAN SACHS ALTERNATIVE FUNDS II

8. TAX INFORMATION (continued)

As of the Funds’ most recent fiscal year end, December 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Undistributed ordinary income — net	$17,502,187	$440,576

Capital loss carryforwards(1) :

Perpetual Short-Term	—	(3,117,204)

Perpetual Long-Term	(170,387,264)	(18,256,290)

Total capital loss carryforwards	(170,387,264)	(21,373,494)

Timing differences (Qualified Late Year Loss Deferral, Real Estate Investment Trusts and Straddle Loss Deferral)	$(65,675,432)	$—

Unrealized gains (loss) — net	126,880,612	46,446,036

Total accumulated earnings (loss) net	$(91,679,897)	$25,513,118

(1)	The Absolute Return Tracker Fund utilized $34,551,630 of capital losses in the current fiscal year.

As of December 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Tax Cost	$3,848,070,897	$532,618,981

Gross unrealized gain	130,746,437	46,446,036

Gross unrealized loss	(3,865,825)	—

Net unrealized gain	$126,880,612	$46,446,036

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, options and foreign currency contracts and differences in the tax treatment of underlying fund investments, and differences in the tax treatment of passive foreign investment company investments and swap transactions.

The Absolute Return Tracker Fund reclassed $2,024,268 from distributable earnings to paid in capital for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

The Commodity Strategy Fund reclassed $152,878,640 from paid in capital to distributable earnings for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Commodity Sector Risk — Exposure to the commodities markets may subject to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the Subsidiaries may invest may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the Subsidiaries’, and therefore the Funds’, share values to fluctuate.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations

GOLDMAN SACHS ALTERNATIVE FUNDS II

9. OTHER RISKS (continued)

will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Subsidiary Risk — The Subsidiaries are not registered under the Investment Company Act of 1940, as amended (“Investment Company Act”) and are not subject to all the investor protections of the Investment Company Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as described in the Prospectus and the SAI and could adversely affect the Fund.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

9. OTHER RISKS (continued)

Tax Risk — The Funds seek to gain exposure to the commodity markets through investments in the Subsidiaries. The tax treatment of the Funds’ investments in the Subsidiaries could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”), or otherwise affect the character, timing and/or amount of the Funds’ taxable income or any gains and distributions made by the Funds. If the IRS were to successfully assert that a Fund’s income from such investments was not “qualifying income,” the Funds may fail to qualify as regulated investment companies (“RIC”) under Subchapter M of the Code if over 10% of their gross income was derived from these investments. If the Funds failed to qualify as RICs, they would be subject to federal and state income tax on all of their taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,049,549	$18,051,268	2,278,161	$20,323,360

Reinvestment of distributions	106,801	962,277	216,961	1,840,210

Shares redeemed	(2,320,420)	(20,360,649)	(3,751,555)	(33,399,506)

	(164,070)	(1,347,104)	(1,256,433)	(11,235,936)

Class C Shares

Shares sold	95,680	757,414	157,564	1,258,782

Reinvestment of distributions	8,896	71,432	29,270	221,859

Shares redeemed	(290,494)	(2,276,829)	(386,190)	(3,042,414)

	(185,918)	(1,447,983)	(199,356)	(1,561,773)

Institutional Shares

Shares sold	116,285,014	1,068,401,813	147,316,141	1,370,216,761

Reinvestment of distributions	5,519,958	51,998,005	11,764,395	104,139,998

Shares redeemed	(170,799,170)	(1,557,310,885)	(140,662,402)	(1,289,271,650)

	(48,994,198)	(436,911,067)	18,418,134	185,085,109

Investor Shares

Shares sold	48,997,761	449,038,182	19,055,469	175,794,733

Reinvestment of distributions	1,641,688	15,234,863	1,436,178	12,524,391

Shares redeemed	(16,813,582)	(152,229,647)	(16,893,785)	(153,241,735)

	33,825,867	312,043,398	3,597,862	35,077,389

Class R6 Shares

Shares sold	76,667,470	701,252,558	13,706,040	125,975,231

Reinvestment of distributions	152,791	1,437,768	273,742	2,421,234

Shares redeemed	(18,723,424)	(172,560,682)	(10,256,817)	(94,844,366)

	58,096,837	530,129,644	3,722,965	33,552,099

Class R Shares

Shares sold	26,265	221,811	43,721	373,124

Reinvestment of distributions	1,977	17,140	8,839	72,114

Shares redeemed	(122,017)	(1,013,977)	(37,264)	(321,788)

	(93,775)	(775,026)	15,296	123,450

Class P Shares

Shares sold	1,433,979	13,169,647	6,309,423	59,074,898

Reinvestment of distributions	620,327	5,843,481	1,283,071	11,345,579

Shares redeemed	(4,157,723)	(38,390,824)	(7,150,043)	(65,437,284)

	(2,103,417)	(19,377,696)	442,451	4,983,193

NET INCREASE	40,381,326	$382,314,166	24,740,919	$246,023,531

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued)

December 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	650,451	$5,599,609	2,524,718	$27,858,273

Reinvestment of distributions	101,113	817,553	338,778	3,160,598

Shares redeemed	(1,788,262)	(15,258,547)	(3,581,021)	(39,150,884)

	(1,036,698)	(8,841,385)	(717,525)	(8,132,013)

Class C Shares

Shares sold	51,430	402,643	455,798	4,626,623

Reinvestment of distributions	18,011	133,093	72,030	615,139

Shares redeemed	(321,974)	(2,497,546)	(179,491)	(1,794,752)

	(252,533)	(1,961,810)	348,337	3,447,010

Institutional Shares

Shares sold	8,203,299	71,648,812	39,480,713	442,284,200

Reinvestment of distributions	1,241,693	10,207,259	3,334,938	31,713,481

Shares redeemed	(14,391,516)	(125,621,221)	(29,848,612)	(327,939,629)

	(4,946,524)	(43,765,150)	12,967,039	146,058,052

Investor Shares

Shares sold	2,044,992	18,287,224	17,771,496	198,730,838

Reinvestment of distributions	160,144	1,318,151	1,152,323	10,969,640

Shares redeemed	(11,697,981)	(102,352,695)	(10,367,702)	(111,270,284)

	(9,492,845)	(82,747,320)	8,556,117	98,430,194

Class R6 Shares

Shares sold	4,224,956	37,604,758	10,619,859	121,558,054

Reinvestment of distributions	362,084	2,985,553	918,933	8,763,985

Shares redeemed	(6,733,691)	(58,758,633)	(5,614,581)	(59,701,917)

	(2,146,651)	(18,168,322)	5,924,211	70,620,122

Class R Shares

Shares sold	127,407	1,063,713	320,440	3,311,555

Reinvestment of distributions	13,311	104,751	42,760	388,689

Shares redeemed	(269,602)	(2,281,917)	(275,005)	(2,849,939)

	(128,884)	(1,113,453)	88,195	850,305

Class P Shares

Shares sold	8,476,534	77,306,996	30,539,396	340,215,884

Reinvestment of distributions	1,072,567	8,841,293	2,940,536	28,076,602

Shares redeemed	(21,312,615)	(184,016,512)	(17,303,016)	(185,429,217)

	(11,763,514)	(97,868,223)	16,176,916	182,863,269

NET INCREASE (DECREASE)	(29,767,649)	$(254,465,663)	43,343,290	$494,136,939

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund and each of their subsidiaries (two of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related consolidated statements of operations for the year ended December 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$1,036.40		$4.96	$1,000.00	$1,007.00		$4.75
Hypothetical 5% return	1,000.00	1,020.30	+	4.92	1,000.00	1,020.50	+	4.78
Class C
Actual	1,000.00	1,031.00		8.78	1,000.00	1,004.20		8.53
Hypothetical 5% return	1,000.00	1,016.50	+	8.72	1,000.00	1,016.70	+	8.58
Institutional
Actual	1,000.00	1,038.10		3.11	1,000.00	1,008.80		3.08
Hypothetical 5% return	1,000.00	1,022.10	+	3.09	1,000.00	1,022.10	+	3.10
Investor
Actual	1,000.00	1,037.00		3.67	1,000.00	1,008.00		3.48
Hypothetical 5% return	1,000.00	1,021.60	+	3.65	1,000.00	1,021.70	+	3.51
Class R6
Actual	1,000.00	1,037.30		3.06	1,000.00	1,008.80		3.03
Hypothetical 5% return	1,000.00	1,022.20	+	3.04	1,000.00	1,022.20	+	3.05
Class R
Actual	1,000.00	1,034.20		6.23	1,000.00	1,005.70		6.01
Hypothetical 5% return	1,000.00	1,019.10	+	6.18	1,000.00	1,019.20	+	6.05
Class P
Actual	1,000.00	1,037.10		3.06	1,000.00	1,008.70		3.03
Hypothetical 5% return	1,000.00	1,022.20	+	3.04	1,000.00	1,022.20	+	3.05

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average accountvalue for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Absolute Return Tracker	0.97%	1.72%	0.61%	0.72%	0.60%	1.22%	0.60%

Commodity Strategy	0.94	1.69	0.61	0.69	0.60	1.19	0.60

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.
Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

1	Information is provided as of December 31, 2023.
2

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Alternative Funds II - Tax Information (Unaudited)

For the fiscal year ended December 31, 2023, 8.15% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2023, 13.87% of the dividends paid from net investment company taxable income by the Absolute Return Tracker Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the year ended December 31, 2023, the Absolute Return Tracker Fund and Commodity Strategy Fund designated 72.09% and 95.67%, respectively, of the dividends paid from net investment company taxable income as Section 163(j) Interest Dividends.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

Goldman Sachs Funds Annual Report December 31, 2023 Dynamic Global Equity Fund

Goldman Sachs Dynamic Global Equity Fund

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

FUND RESULTS

Goldman Sachs Dynamic Global Equity Fund

Investment Objective The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Multi-Asset Solutions (“MAS”) Group discusses the Goldman Sachs Dynamic Global Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns of 20.22%, 19.37%, 20.65%, 20.09%, 20.52%, 20.66%, 19.95% and 20.71%, respectively. This compares to the 22.20% annual total return of the Fund’s benchmark, the MSCI* All Country World Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What economic and market factors most influenced the capital markets and the Fund during the Reporting Period?

A

The capital markets and the Fund were most influenced during the Reporting Period by inflation trends and macroeconomic data, central bank monetary policy, interest rate volatility, geopolitical events, and U.S. and European banking stress.

During the first quarter of 2023, when the Reporting Period began, investors focused on the evolution of the European energy crisis, the speed of China’s economic reopening and the pace of U.S. disinflation. In the U.S., inflation was not moderating as quickly as U.S. Federal Reserve (“Fed”) policymakers had hoped, and they maintained a hawkish stance, raising the target federal funds (“fed funds”) rate twice during the quarter—by 25 basis points each time. (Hawkish tends to suggest higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.) In March 2023, investor sentiment was dominated by worries about the U.S. and European banking sectors. Swift response from U.S. and European policymakers rather quickly calmed nerves, but the turmoil made the Fed’s decisions on interest rates more complex given its objective of mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market. Investor concerns about a potential European energy crisis eased, while China’s economy continued to reopen after the

Chinese government had finally lifted its stringent zero-COVID policy in January 2023. For the first quarter overall, global equities generated solidly positive returns, with developed markets equities outperforming emerging markets equities. There was substantial dispersion of returns across broad equity indices, with growth equities materially outperforming value equities. Within developed equity markets, non-U.S. equities outpaced U.S. equities. In the U.S. equity market, information technology equities broadly outperformed financials and energy equities. As for global fixed income, yields broadly declined during the first quarter, leading to positive bond returns.

During the second quarter of 2023, as economic growth remained resilient, many market participants reconsidered their previous expectations of a global economic slowdown. Central banks focused on combating inflation, which decreased but remained elevated. In May, the Fed raised the fed funds rate by 25 basis points to a range between 5.00% and 5.25%. The European Central Bank and Bank of England also raised their policy rates 50 basis points and 75 basis points, respectively. In June, the Fed left the fed funds rate unchanged, but according to the Fed’s median dot plot projection, policymakers increased their estimate for the peak rate to 5.6%, up from 5.1% in March. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.) For the second quarter overall, global equities recorded positive returns, with developed markets equities outperforming emerging markets equities on the back of better than consensus expected first quarter corporate earnings in the developed markets. European equities, while posting positive returns, underperformed other developed equity markets, such as Japan and the U.S. In the U.S., equity gains were fueled by rallies in the information technology and consumer discretionary sectors. The advance in the information technology sector was driven in part by market expectations of artificial intelligence (“AI”) potential and the growing demand for AI processors. Regarding global fixed income, performance was broadly negative during the second

*Source: MSCI

1

FUND RESULTS

quarter as bond yields increased. Duration-sensitive assets sold off as higher interest rates and expectations for further monetary policy tightening weighed on market sentiment.

During the third quarter of 2023, most asset classes posted losses despite a relatively benign macroeconomic backdrop. Inflation data continued to improve across major developed markets, leading central banks to signal that they were at, or close to, their peak policy rates. In the U.S., economic growth remained resilient, while upward momentum in inflation and the labor market began to weaken—a welcome development for the Fed as it sought to reach its inflation target on a sustainable basis. Policymakers, having raised the fed funds rate by 25 basis points at their July meeting, remained on hold at their September meeting. Elsewhere, Europe and U.K. inflation surprised to the downside; China continued its efforts in support of its economy; and the Bank of Japan began to gradually normalize its monetary policy. In addition, investors had to grapple with some unexpected events during the third quarter. In August, for example, Fitch Ratings downgraded its U.S. credit rating from AAA to AA+, and the markets confronted the possibility of a U.S. government shutdown, which was then narrowly avoided in September. For the third quarter overall, global equities produced negative returns, with developed markets equities performing the worst. U.S. equities and emerging markets equities also declined. In global fixed income, bond yields rose amid significant interest rate volatility. Investors remained wary of inflation, as data indicated it might be stickier, or more persistent, than consensus expected, and markets seemed to expect the Fed and other developed markets central banks to keep interest rates higher for longer.

Most asset classes generated gains during the fourth quarter of 2023, benefiting from a positive backdrop that included strong economic growth, resilient labor markets, subdued inflationary pressures across developed economies, and signals from major central banks regarding the end of their interest rate hiking cycles. Broadly, the performance of the capital markets was driven by investors’ reactions to lower inflation and a dovish Fed. As a result of a significant slowdown in inflation, the potential of an economic “soft landing” increased, leading to a sharp drop in interest rates and a broad-based rally across the capital markets. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) At both their November and December meetings, Fed policymakers left the fed funds rate unchanged in a range between 5.25% and 5.50%. The Fed also signaled in December that it may have reached the peak of its monetary policy tightening cycle, with its median dot plot projection indicating there could be 75 basis points of rate cuts in 2024. For the fourth quarter overall, global equities posted significantly positive returns, with U.S. equities outperforming developed markets equities and emerging markets equities. In the U.S. equity market, gains were led by information technology, financials and consumer discretionary stocks, while energy stocks performed the worst due to a drop in oil prices. In global fixed income, yields rose during October and then fell significantly in November and December, leading to positive bond returns for the fourth quarter overall.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund’s performance is generally driven by three sources of return: long-term strategic asset allocation, medium-term dynamic allocation and excess returns from investments in underlying funds, including exchange-traded funds, which invest in global equity asset classes (collectively, the “Underlying Funds”). Long-term strategic asset allocation is the process by which we seek to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors. The strategic asset allocation is implemented using a range of bottom-up security selection strategies across equity asset classes, using fundamental or quantitative investment techniques, as well as the use of derivative instruments. We then incorporate our medium-term dynamic views into the Fund to adapt to changes in the economic cycle and the markets. The Fund’s positioning may therefore change over time.

During the Reporting Period, the Fund generated double-digit positive absolute returns but underperformed the Index on a relative basis. Long-term strategic asset allocation and security selection within the Underlying Funds detracted from relative returns. Medium-term dynamic views added modestly to the Fund’s relative performance during the Reporting Period.

Within long-term strategic asset allocation, the Fund’s equity exposures contributed positively to relative performance, as U.S. equities, non-U.S. developed markets equities and emerging markets equities all generated positive returns during the Reporting Period. Conversely, the Fund’s strategic allocation to a macroeconomic hedge strategy, which utilizes interest rate options to profit if interest rates fall, remain constant, or rise less than anticipated, detracted slightly from the Fund’s relative returns, as interest rates rose during the Reporting Period. A strategic allocation to a foreign currency hedging strategy, which seeks to manage the risk associated with investing in non-U.S. currencies, also had a modestly negative impact on Fund performance.

2

FUND RESULTS

Overall, security selection within the Underlying Funds detracted from the Fund’s returns during the Reporting Period, with the underperformance concentrated in two of the Underlying Equity Funds.

Q	How did the Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A

The Underlying Equity Funds that underperformed their respective benchmark indices during the Reporting Period were the Goldman Sachs Large Cap Growth Insights Fund and, to a lesser extent, the Goldman Sachs Large Cap Value Insights Fund. The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund outperformed their respective benchmark indices during the Reporting Period. Among Underlying Funds that invest in real assets, the Goldman Sachs Global Real Estate Securities Fund and Goldman Sachs Global Infrastructure Fund outperformed their respective benchmark indices during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used derivatives for the passive replication of asset classes. Specifically, the Fund held strategic positions in U.S. large-cap equities through S&P 500® Index futures and in Canadian large-cap equities through S&P/TSX 60 Index futures (each had a positive impact on performance).

In addition, the Fund employed forward foreign currency exchange contracts within a foreign currency hedging strategy (negative impact), which seeks to manage the risk associated with investing in non-U.S. currencies. Equity options were used within our volatility selling strategy (neutral impact). (Our volatility selling strategy seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets.) Finally, the Fund utilized interest rate options in a macroeconomic hedge strategy (negative impact).

During the Reporting Period overall, some of the Underlying Funds used derivatives, which provide versatility and potentially greater risk management precision, to express active investment views. As market conditions warranted during the Reporting Period, some of these Underlying Funds may have engaged in forward foreign currency exchange contracts, financial futures contracts, options, swap contracts and structured securities to attempt to enhance portfolio return and for hedging purposes.

Q	What changes did you make within the Fund during the Reporting Period?

A

We adjusted the Fund’s long-term strategic asset allocation during the Reporting Period. In December 2023, we increased the Fund’s exposure to U.S. equities overall. Within U.S. equities, we reduced the Fund’s strategic allocation to U.S. large-cap value equities and increased its strategic allocation to U.S. large-cap growth equities. We decreased the Fund’s strategic allocation to non-U.S. developed markets equities overall but increased its strategic allocation to Canadian large-cap equities. In addition, we reduced the Fund’s strategic allocation to U.S. small-cap equities and slightly increased its strategic allocation to international small-cap equities. We decreased its strategic allocation to emerging markets equities. We increased the Fund’s strategic allocations to global real estate securities and global infrastructure securities.

Finally, during the Reporting Period overall, we changed the way we implemented the Fund’s long-term strategic asset allocations. Specifically, we shifted the Fund toward more passive implementation of its equity exposures. To accomplish this, we reduced its investments in the Goldman Sachs International Equity Insights Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Large Cap Equity ETF and Goldman Sachs ActiveBeta® Emerging Markets ETF. We increased its investments in the Goldman Sachs MarketBeta® U.S. Equity ETF, Goldman Sachs MarketBeta® International Equity ETF and Goldman Sachs MarketBeta® Emerging Markets Equity ETF.

Regarding medium-term dynamic allocations, in June 2023, we increased the Fund’s exposure to U.S. large-cap equities through an investment in S&P 500® Index futures. During July, we increased the Fund’s exposure to global real estate securities by reducing its exposure to global infrastructure securities. In September, we increased the Fund’s exposure to U.S. and non-U.S. developed markets equities. In October, we increased its exposure to global infrastructure securities. During the Reporting Period overall, we shifted the Fund toward more passive implementation of our medium-term dynamic views about equities.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed the U.S. was still in the late stages of the economic cycle. Although our base case was for a soft landing in 2024, we thought the risks of a recession remained above average as long as the Fed maintained its restrictive posture. Because of the Fed’s progress on inflation during the Reporting Period, we expected policymakers to shift their focus to economic

3

FUND RESULTS

growth in the near term, which could lead to a rate cutting cycle. While U.S. wage growth was near levels consistent with the Fed’s long-term targets, the job market remained tight and unemployment was still below 4%. In our view, the resilience of the U.S. economy and declining inflation would be supportive for U.S. equities, although their high valuations relative to history could remain a headwind. Going forward, we continued to believe a dynamic investment approach and careful risk management should help us identify attractive opportunities, both regionally and across asset classes.

4

FUND BASICS

Dynamic Global Equity Fund

as of December 31, 2023

COMPOSITION The Fund seeks long-term capital appreciation. Under normal conditions, substantially all (at least 80%) of the Fund’s net assets will be invested in a diversified portfolio of global equity asset classes. 3.3% Volatility Risk Premia Strategy 16.7% GS MarketBeta US Equity ETF (GSUS) 8.0% GS Large Cap Growth Insights Fund 8.0% GS Large Cap Value Insights Fund 16.1% GS ActiveBeta Large Cap Equity ETF 15.4% US Large Cap Equity Futures 6.3% GS International Equity Insights Fund 6.3% GS ActiveBeta International Equity ETF 2.3% Canada LC Futures 12.6% GS MarketBeta International Equity (GSID) 2.7% GS Emerging Markets Equity Insights Fund 2.7% GS Active Beta Emerging Markets Equity ETF 5.5% GS MarketBeta Emerging Markets Equity ETF (GSEE) 5.9% Other 2.5% Volatility Risk Premia Strategy 16.7% GS MarketBeta US Equity ETF (GSUS) 8.0% GS Large Cap Growth Insights Fund 8.0% GS Large Cap Value Insights Fund 16.1% GS ActiveBeta Large Cap Equity ETF 13.9% US Large Cap Equity Futures 6.3% GS International Equity Insights Fund 6.3% GS ActiveBeta International Equity ETF 2.3% Canada LC Futures 12.8% GS MarketBeta International Equity (GSID) 2.7% GS Emerging Markets Equity Insights Fund 2.7% GS Active Beta Emerging Markets Equity ETF 5.5% GS MarketBeta Emerging Markets Equity ETF (GSEE) 5.5% Other

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each Underlying Fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of December 31, 2023. Actual weightings in the Fund may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

5

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS*

  Percentage of Net Assets

*

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

 Performance Summary

 December 31, 2023

The following graph shows the value, as of December 31, 2023, of a $10,000 investment made on January 1, 2014 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI®# All Country World Index (Net, USD, Unhedged) (“MSCI ACWI Index”) (with distributions reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Dynamic Global Equity Fund’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	20.22%	10.62%	7.45%	—
Including sales charges	13.59%	9.37%	6.84%	—

Class C
Excluding contingent deferred sales charges	19.37%	9.80%	6.65%	—
Including contingent deferred sales charges	18.17%	9.80%	6.65%	—

Institutional	20.65%	11.04%	7.86%	—

Service	20.09%	10.49%	7.33%	—

Investor	20.52%	10.90%	7.72%	—

Class R6 (Commenced July 31, 2015)	20.66%	11.04%	N/A	8.30%

Class R	19.95%	10.36%	7.19%	—

Class P (Commenced April 17, 2018)	20.71%	11.05%	N/A	7.02%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

#Source: MSCI

7

FUND BASICS

 Index Definitions

The MSCI®* ACWI Index is a free float-adjusted market Capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI® ACWI Index consists of 50 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates. The index figures do not include any deduction for fees or expenses.

MSCI* EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P/TSX 60 Index is a stock market index of 60 large companies listed on the Toronto Stock Exchange. It is not possible to invest directly in an unmanaged index.

*Source: MSCI

8

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

December 31, 2023

Shares	Description	Value

Underlying Funds(a) – 90.4%

Equity – 30.3%
966,419	Goldman Sachs Large Cap Growth Insights Fund — Class R6	$26,789,128
1,166,836	Goldman Sachs Large Cap Value Insights Fund — Class R6	26,277,155
1,509,386	Goldman Sachs International Equity Insights Fund — Class R6	20,904,992
1,096,982	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	8,885,552
499,948	Goldman Sachs Global Real Estate Securities Fund — Class R6	4,914,494
387,509	Goldman Sachs Global Infrastructure Fund — Class R6	4,828,363
155,048	Goldman Sachs Small Cap Equity Insights Fund — Class R6	4,066,907
219,240	Goldman Sachs International Small Cap Insights Fund — Class R6	2,674,725

		99,341,316

Exchange Traded Funds – 60.1%
831,346	Goldman Sachs MarketBeta U.S. Equity ETF	54,328,461
557,572	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	52,305,829
786,471	Goldman Sachs MarketBeta International Equity ETF	42,257,087
632,532	Goldman Sachs ActiveBeta International Equity ETF	20,658,495
438,337	Goldman Sachs MarketBeta Emerging Markets Equity ETF	18,572,646

Shares	Description	Value

Underlying Funds(a) – (continued)

Exchange Traded Funds – (continued)
291,867	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$8,957,398

		197,079,916

TOTAL UNDERLYING FUNDS – 90.4% (Cost $251,613,614)		$296,421,232

Shares	Dividend Rate	Value

Investment Company(a) – 6.1%

Goldman Sachs Financial Square Government Fund — Institutional Shares
20,123,440	5.248%	$20,123,440
(Cost $20,123,440)

TOTAL INVESTMENTS – 96.5% (Cost $271,737,054)		$316,544,672

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		11,536,291

NET ASSETS – 100.0%		$328,080,963

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	AUD	270,000	USD	183,115	03/20/24	$ 1,322
	CHF	250,000	USD	293,549	03/20/24	6,179
	DKK	620,000	USD	91,792	03/20/24	404
	EUR	590,000	USD	650,672	03/20/24	2,769
	GBP	400,000	USD	509,842	03/20/24	219
	ILS	40,000	USD	10,981	03/20/24	95
	JPY	112,000,000	USD	790,237	03/21/24	14,299
	NOK	200,000	USD	19,523	03/20/24	197
	NZD	10,000	USD	6,270	03/20/24	53
	SEK	825,000	USD	81,543	03/20/24	513
	SGD	60,000	USD	45,341	03/20/24	292

TOTAL						$26,342

The accompanying notes are an integral part of these financial statements.    9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	HKD	430,000	USD	55,207	03/20/24	$(38)
	USD	1,108,194	AUD	1,680,000	03/20/24	(39,414)
	USD	1,543,130	CHF	1,340,000	03/20/24	(63,416)
	USD	493,896	DKK	3,400,000	03/20/24	(11,693)
	USD	4,860,663	EUR	4,490,000	03/20/24	(112,141)
	USD	2,332,878	GBP	1,855,000	03/20/24	(32,528)
	USD	319,134	HKD	2,490,000	03/20/24	(335)
	USD	54,291	ILS	200,000	03/20/24	(1,085)
	USD	3,611,308	JPY	514,000,000	03/21/24	(80,943)
	USD	101,037	NOK	1,100,000	03/20/24	(7,425)
	USD	30,733	NZD	50,000	03/20/24	(881)
	USD	475,601	SEK	4,950,000	03/20/24	(16,736)
	USD	195,017	SGD	260,000	03/20/24	(2,723)

TOTAL						$(369,358)

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	189	03/15/24	$45,549,000	$1,416,004
S&P Toronto Stock Exchange 60 Index	40	03/14/24	7,670,050	116,333

TOTAL FUTURES CONTRACTS				$1,532,337

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At December 31, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,670.000	01/03/2024	(4)	$ (1,868,000)	$ (41,660)	$ (8,889)	$(32,771)
S&P 500 Index	4,750.000	01/10/2024	(4)	(1,900,000)	(19,420)	(6,873)	(12,547)
S&P 500 Index	4,900.000	01/17/2024	(4)	(1,960,000)	(2,500)	(6,356)	3,856
S&P 500 Index	4,900.000	01/24/2024	(4)	(1,960,000)	(4,660)	(6,796)	2,136
S&P 500 Index	4,675.000	01/31/2024	(1)	(467,500)	(14,215)	(4,479)	(9,736)
S&P 500 Index	4,710.000	01/31/2024	(1)	(471,000)	(11,495)	(3,883)	(7,612)
S&P 500 Index	4,715.000	01/31/2024	(1)	(471,500)	(11,055)	(3,550)	(7,505)
S&P 500 Index	4,725.000	01/31/2024	(1)	(472,500)	(10,395)	(3,399)	(6,996)
S&P 500 Index	4,785.000	01/31/2024	(1)	(478,500)	(6,465)	(2,759)	(3,706)
S&P 500 Index	4,895.000	01/31/2024	(3)	(1,468,500)	(5,715)	(6,687)	972
S&P 500 Index	4,900.000	01/31/2024	(3)	(1,470,000)	(5,370)	(6,297)	927
S&P 500 Index	4,905.000	01/31/2024	(3)	(1,471,500)	(5,250)	(5,937)	687
S&P 500 Index	4,910.000	01/31/2024	(3)	(1,473,000)	(4,905)	(5,577)	672
S&P 500 Index	4,915.000	01/31/2024	(3)	(1,474,500)	(4,380)	(5,217)	837
S&P 500 Index	4,835.000	02/29/2024	(1)	(483,500)	(7,465)	(3,634)	(3,831)

10     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$4,965.000	02/29/2024	(2)	$(993,000)	$(5,180)	$(6,958)	$1,778

			(39)	$(18,883,000)	$(160,130)	$(87,291)	$(72,839)

Puts
S&P 500 Index	4,520.000	01/03/2024	(4)	(1,808,000)	(60)	(11,558)	11,498
S&P 500 Index	4,600.000	01/10/2024	(4)	(1,840,000)	(820)	(11,493)	10,673
S&P 500 Index	4,730.000	01/17/2024	(4)	(1,892,000)	(9,180)	(12,516)	3,336
S&P 500 Index	4,730.000	01/24/2024	(4)	(1,892,000)	(12,040)	(12,076)	36
S&P 500 Index	4,405.000	01/31/2024	(1)	(440,500)	(485)	(5,638)	5,153
S&P 500 Index	4,465.000	01/31/2024	(1)	(446,500)	(660)	(5,030)	4,370
S&P 500 Index	4,490.000	01/31/2024	(1)	(449,000)	(755)	(5,035)	4,280
S&P 500 Index	4,505.000	01/31/2024	(1)	(450,500)	(825)	(4,905)	4,080
S&P 500 Index	4,595.000	01/31/2024	(1)	(459,500)	(1,450)	(4,529)	3,079
S&P 500 Index	4,730.000	01/31/2024	(3)	(1,419,000)	(11,400)	(11,937)	537
S&P 500 Index	4,735.000	01/31/2024	(3)	(1,420,500)	(12,090)	(12,357)	267
S&P 500 Index	4,740.000	01/31/2024	(3)	(1,422,000)	(12,540)	(12,837)	297
S&P 500 Index	4,745.000	01/31/2024	(3)	(1,423,500)	(13,020)	(13,287)	267
S&P 500 Index	4,750.000	01/31/2024	(3)	(1,425,000)	(13,515)	(13,767)	252
S&P 500 Index	4,580.000	02/29/2024	(1)	(458,000)	(3,180)	(6,159)	2,979
S&P 500 Index	4,705.000	02/29/2024	(1)	(470,500)	(5,490)	(6,149)	659
S&P 500 Index	4,715.000	02/29/2024	(1)	(471,500)	(5,740)	(5,659)	(81)

			(39)	$(18,188,000)	$(103,250)	$(154,932)	$51,682

Total written option contracts			(78)	$(37,071,000)	$(263,380)	$(242,223)	$(21,157)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	25	$62,500	$43,750	$43,077	$673
3 Month SOFR	97.250	03/14/2025	72	180,000	58,950	131,717	(72,767)
3 Month SOFR	95.250	09/13/2024	15	37,500	29,437	60,736	(31,299)
3 Month SOFR	95.125	06/14/2024	16	40,000	18,900	57,002	(38,102)
3 Month SOFR	97.750	06/14/2024	97	242,500	6,669	144,545	(137,876)
3 Month SOFR	97.250	12/13/2024	79	197,500	43,450	127,273	(83,823)
3 Month SOFR	97.250	09/13/2024	47	117,500	12,925	63,153	(50,228)
3 Month SOFR	97.250	06/14/2024	32	80,000	3,200	31,185	(27,985)
3 Month SOFR	95.000	03/15/2024	30	75,000	9,938	89,051	(79,113)
3 Month SOFR	97.750	03/15/2024	110	275,000	2,063	149,570	(147,507)
3 Month SOFR	96.500	03/14/2025	25	62,500	38,437	42,333	(3,896)
3 Month SOFR	96.250	12/13/2024	24	60,000	32,100	37,784	(5,684)
3 Month SOFR	96.000	09/13/2024	23	57,500	22,425	32,679	(10,254)
3 Month SOFR	96.625	09/12/2025	24	60,000	47,250	44,642	2,608
3 Month SOFR	95.375	06/14/2024	6	15,000	4,913	22,050	(17,137)
3 Month SOFR	95.375	09/13/2024	6	15,000	10,537	24,468	(13,931)
3 Month SOFR	95.375	03/15/2024	6	15,000	863	19,104	(18,241)
3 Month SOFR	97.250	06/13/2025	66	165,000	71,362	81,708	(10,346)

The accompanying notes are an integral part of these financial statements.    11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

December 31, 2023

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$97.000	03/14/2025	51	$ 127,500	$ 52,275	$ 67,693	$ (15,418)
3 Month SOFR	97.500	09/12/2025	76	190,000	76,000	85,676	(9,676)
3 Month SOFR	97.500	12/12/2025	70	175,000	73,937	84,162	(10,225)
3 Month SOFR	98.500	06/14/2024	128	320,000	5,600	19,160	(13,560)
3 Month SOFR	98.000	12/13/2024	45	112,500	12,375	9,104	3,271
3 Month SOFR	98.000	03/14/2025	30	75,000	12,375	9,445	2,930
3 Month SOFR	96.750	03/13/2026	13	32,500	25,269	21,155	4,114
3 Month SOFR	96.250	06/13/2025	11	27,500	25,025	20,238	4,787
3 Month SOFR	96.500	12/12/2025	11	27,500	24,819	19,851	4,968
3 Month SOFR	96.500	09/12/2025	12	30,000	25,725	20,428	5,297
3 Month SOFR	96.750	06/12/2026	14	35,000	27,650	21,733	5,917

TOTAL			1,164	$2,910,000	$818,219	$1,580,722	$(762,503)

Currency Abbreviations:

AUD  —Australian Dollar

CHF —Swiss Franc

DKK  —Denmark Krone

EUR  —Euro

GBP —British Pound

HKD  —Hong Kong Dollar

ILS   —Israeli Shekel

JPY   —Japanese Yen

NOK  —Norwegian Krone

NZD  —New Zealand Dollar

SEK  —Swedish Krona

SGD  —Singapore Dollar

USD  —U.S. Dollar

Investment Abbreviations: ETF —Exchange Traded Fund

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities

December 31, 2023

Assets:

Investments in affiliated issuers, at value (cost $271,737,054)	$316,544,672
Purchased options, at value (premium paid $1,580,722)	818,219
Cash	5,841,573
Foreign currencies, at value (cost $33,176)	49,089
Unrealized gain on forward foreign currency exchange contracts	26,342
Receivables:
Collateral on certain derivative contracts(a)	7,048,400
Dividends	886,355
Investments sold	93,900
Reimbursement from investment adviser	32,823
Fund shares sold	11,616
Other assets	64,534

Total assets	331,417,523

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	369,358
Written option contracts, at value (premium received $242,223)	263,380
Variation margin on futures contracts	89,734
Payables:
Investments purchased	1,522,039
Fund shares redeemed	443,214
Due to broker	374,479
Distribution and Service fees and Transfer Agency fees	66,115
Management fees	40,968
Accrued expenses	167,273

Total liabilities	3,336,560

Net Assets:
Paid-in capital	274,771,209
Total distributable earnings	53,309,754

NET ASSETS	$328,080,963
Net Assets:
Class A	$155,911,826
Class C	6,435,624
Institutional	16,692,290
Service	252,457
Investor	5,681,995
Class R6	4,138,863
Class R	5,886,973
Class P	133,080,935

Total Net Assets	$328,080,963
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,876,510
Class C	337,169
Institutional	829,573
Service	12,760
Investor	292,459
Class R6	205,109
Class R	301,022
Class P	6,607,885
Net asset value, offering and redemption price per share:(b)
Class A	$19.79
Class C	19.09
Institutional	20.12
Service	19.79
Investor	19.43
Class R6	20.18
Class R	19.56
Class P	20.14
(a)

Includes segregated cash of $2,599,815, $3,898,585 and $550,000 relating to initial margin requirements and/or collateral on futures contracts, option contracts and forward foreign currency exchange contracts, respectively.

(b)

Maximum public offering price per share for Class A Shares is $20.94. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.    13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations

For the Fiscal Year Ended December 31, 2023

Investment Income:

Dividends — affiliated issuers	$ 6,665,866
Interest	96,291

Total investment income	6,762,157

Expenses:

Management fees	463,705
Distribution and Service (12b-1) fees(a)	449,525
Transfer Agency fees(a)	301,485
Registration fees	130,746
Professional fees	98,748
Printing and mailing costs	87,450
Custody, accounting and administrative services	72,344
Trustee fees	21,821
Service fees — Class C	16,550
Shareholder meeting expense	6,520
Shareholder Administration fees — Service Class	661
Other	18,044

Total expenses	1,667,599

Less — expense reductions	(417,051)

Net expenses	1,250,548

NET INVESTMENT INCOME	5,511,609

Realized and unrealized gain (loss):

Capital gain distributions from Affiliated Funds	2,485,936

Net realized gain (loss) from:
Investments — affiliated issuers	21,054,643
Purchased options	(774,596)
Futures contracts	4,520,598
Written options	119,922
Forward foreign currency exchange contracts	10,685
Foreign currency transactions	(2,050)
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	21,609,895
Purchased options	262,413
Futures contracts	2,872,940
Written options	(86,880)
Forward foreign currency exchange contracts	(73,219)
Foreign currency translation	(6,227)

Net realized and unrealized gain	51,994,060

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,505,669

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Dynamic Global Equity	$370,822	$49,651	$661	$28,391	$229,807	$10,267	$6,515	$106	$7,943	$972	$8,799	$37,076

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 5,511,609	$ 5,138,272

Net realized gain	27,415,138	98,701,169

Net change in unrealized gain (loss)	24,578,922	(185,947,610)

Net increase (decrease) in net assets resulting from operations	57,505,669	(82,108,169)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(7,548,116)	(8,322,811)

Class C Shares	(278,828)	(356,729)

Institutional Shares	(857,811)	(935,882)

Service Shares	(12,550)	(14,214)

Investor Shares	(294,543)	(305,792)

Class R6 Shares	(194,124)	(184,875)

Class R Shares	(277,760)	(309,964)

Class P Shares	(6,762,450)	(7,378,069)

Return of capital:

Class A Shares	—	(269,596)

Class C Shares	—	(9,498)

Institutional Shares	—	(32,264)

Service Shares	—	(449)

Investor Shares	—	(10,356)

Class R6 Shares	—	(6,090)

Class R Shares	—	(9,649)

Class P Shares	—	(253,414)

Total distributions to shareholders	(16,226,182)	(18,399,652)

From share transactions:

Proceeds from sales of shares	15,797,611	18,285,991

Reinvestment of distributions	15,609,200	17,684,945

Cost of shares redeemed in connection with in-kind transactions	—	(532,139,980)

Cost of shares redeemed	(37,806,273)	(42,571,755)

Net decrease in net assets resulting from share transactions	(6,399,462)	(538,740,799)

TOTAL INCREASE (DECREASE)	34,880,025	(639,248,620)

Net assets:

Beginning of year	293,200,938	932,449,558

End of year	$328,080,963	$ 293,200,938

The accompanying notes are an integral part of these financial statements.     15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.31	$22.80	$21.36	$19.32	$16.26

Net investment income(a)(b)	0.31	0.28	0.31	0.18	0.29

Net realized and unrealized gain (loss)	3.16	(4.67)	3.96	2.36	3.86

Total from investment operations	3.47	(4.39)	4.27	2.54	4.15

Distributions to shareholders from net investment income	(0.31)	(0.52)	(1.01)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	(0.99)	(1.10)	(2.83)	(0.50)	(1.09)

Net asset value, end of year	$19.79	$17.31	$22.80	$21.36	$19.32

Total return(c)	20.22%	(19.31)%	20.07%	13.15%	25.66%

Net assets, end of year (in 000s)	$155,912	$140,666	$185,213	$166,449	$162,028

Ratio of net expenses to average net assets(d)	0.56%	0.56%	0.56%	0.57%	0.58%

Ratio of total expenses to average net assets(d)	0.70%	0.70%	0.60%	0.64%	0.66%

Ratio of net investment income to average net assets(b)	1.62%	1.42%	1.29%	0.98%	1.56%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$16.72	$22.04	$20.71	$18.74	$15.77

Net investment income(a)(b)	0.15	0.11	0.10	0.02	0.10

Net realized and unrealized gain (loss)	3.06	(4.49)	3.86	2.28	3.77

Total from investment operations	3.21	(4.38)	3.96	2.30	3.87

Distributions to shareholders from net investment income	(0.16)	(0.37)	(0.81)	(0.01)	(0.08)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.02)	—	—	—

Total distributions	(0.84)	(0.94)	(2.63)	(0.33)	(0.90)

Net asset value, end of year	$19.09	$16.72	$22.04	$20.71	$18.74

Total return(c)	19.37%	(19.91)%	19.19%	12.29%	24.72%

Net assets, end of year (in 000s)	$6,436	$6,659	$10,309	$13,716	$17,348

Ratio of net expenses to average net assets(d)	1.31%	1.31%	1.31%	1.32%	1.33%

Ratio of total expenses to average net assets(d)	1.45%	1.45%	1.35%	1.39%	1.41%

Ratio of net investment income to average net assets(b)	0.81%	0.59%	0.45%	0.13%	0.58%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.58	$23.13	$21.63	$19.55	$16.43

Net investment income(a)(b)	0.38	0.35	0.39	0.23	0.34

Net realized and unrealized gain (loss)	3.22	(4.73)	4.03	2.42	3.93

Total from investment operations	3.60	(4.38)	4.42	2.65	4.27

Distributions to shareholders from net investment income	(0.38)	(0.58)	(1.10)	(0.25)	(0.33)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(1.06)	(1.17)	(2.92)	(0.57)	(1.15)

Net asset value, end of year	$20.12	$17.58	$23.13	$21.63	$19.55

Total return(c)	20.65%	(18.98)%	20.50%	13.56%	26.18%

Net assets, end of year (in 000s)	$16,692	$14,970	$19,052	$14,179	$13,423

Ratio of net expenses to average net assets(d)	0.20%	0.19%	0.19%	0.19%	0.20%

Ratio of total expenses to average net assets(d)	0.33%	0.33%	0.24%	0.26%	0.28%

Ratio of net investment income to average net assets(b)	1.99%	1.80%	1.62%	1.25%	1.82%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.30	$22.78	$21.35	$19.30	$16.20

Net investment income(a)(b)	0.27	0.25	0.29	0.15	0.21

Net realized and unrealized gain (loss)	3.18	(4.66)	3.94	2.37	3.89

Total from investment operations	3.45	(4.41)	4.23	2.52	4.10

Distributions to shareholders from net investment income	(0.28)	(0.52)	(0.98)	(0.15)	(0.18)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Total distributions	(0.96)	(1.07)	(2.80)	(0.47)	(1.00)

Net asset value, end of year	$19.79	$17.30	$22.78	$21.35	$19.30

Total return(c)	20.09%	(19.39)%	19.90%	13.04%	25.49%

Net assets, end of year (in 000s)	$252	$244	$310	$269	$380

Ratio of net expenses to average net assets(d)	0.70%	0.69%	0.69%	0.69%	0.70%

Ratio of total expenses to average net assets(d)	0.83%	0.83%	0.74%	0.76%	0.78%

Ratio of net investment income to average net assets(b)	1.45%	1.30%	1.21%	0.79%	1.16%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.01	$22.43	$21.05	$19.04	$16.03

Net investment income(a)(b)	0.35	0.33	0.38	0.23	0.30

Net realized and unrealized gain (loss)	3.11	(4.60)	3.89	2.33	3.84

Total from investment operations	3.46	(4.27)	4.27	2.56	4.14

Distributions to shareholders from net investment income	(0.36)	(0.56)	(1.07)	(0.23)	(0.31)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(1.04)	(1.15)	(2.89)	(0.55)	(1.13)

Net asset value, end of year	$19.43	$17.01	$22.43	$21.05	$19.04

Total return(c)	20.52%	(19.08)%	20.36%	13.44%	25.97%

Net assets, end of year (in 000s)	$5,682	$4,888	$5,797	$4,908	$4,517

Ratio of net expenses to average net assets(d)	0.31%	0.31%	0.31%	0.32%	0.33%

Ratio of total expenses to average net assets(d)	0.45%	0.45%	0.35%	0.39%	0.41%

Ratio of net investment income to average net assets(b)	1.90%	1.72%	1.61%	1.24%	1.66%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.63	$23.14	$21.63	$19.55	$16.44

Net investment income(a)(b)	0.39	0.01	0.40	0.25	0.49

Net realized and unrealized gain (loss)	3.22	(4.39)	4.03	2.40	3.78

Total from investment operations	3.61	(4.38)	4.43	2.65	4.27

Distributions to shareholders from net investment income	(0.38)	(0.54)	(1.10)	(0.25)	(0.34)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(1.06)	(1.13)	(2.92)	(0.57)	(1.16)

Net asset value, end of year	$20.18	$17.63	$23.14	$21.63	$19.55

Total return(c)	20.66%	(18.99)%	20.55%	13.57%	26.14%

Net assets, end of year (in 000s)	$4,139	$2,980	$544,796	$490,832	$478,073

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.32%	0.23%	0.23%	0.25%	0.26%

Ratio of net investment income to average net assets(b)	2.00%	0.04%	1.66%	1.36%	2.55%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.12	$22.56	$21.17	$19.15	$16.13

Net investment income(a)(b)	0.26	0.23	0.23	0.13	0.24

Net realized and unrealized gain (loss)	3.13	(4.61)	3.94	2.34	3.82

Total from investment operations	3.39	(4.38)	4.17	2.47	4.06

Distributions to shareholders from net investment income	(0.27)	(0.48)	(0.96)	(0.13)	(0.22)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.03)	—	—	—

Total distributions	(0.95)	(1.06)	(2.78)	(0.45)	(1.04)

Net asset value, end of year	$19.56	$17.12	$22.56	$21.17	$19.15

Total return(c)	19.95%	(19.49)%	19.76%	12.88%	25.36%

Net assets, end of year (in 000s)	$5,887	$5,292	$6,611	$5,700	$5,922

Ratio of net expenses to average net assets(d)	0.81%	0.81%	0.81%	0.82%	0.83%

Ratio of total expenses to average net assets(d)	0.95%	0.95%	0.85%	0.89%	0.91%

Ratio of net investment income to average net assets(b)	1.38%	1.19%	0.97%	0.70%	1.31%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Dynamic Global Equity Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$17.59	$23.15	$21.64	$19.56	$16.44

Net investment income(a)(b)	0.39	0.35	0.40	0.26	0.37

Net realized and unrealized gain (loss)	3.22	(4.74)	4.03	2.39	3.91

Total from investment operations	3.61	(4.39)	4.43	2.65	4.28

Distributions to shareholders from net investment income	(0.38)	(0.58)	(1.10)	(0.25)	(0.34)

Distributions to shareholders from net realized gains	(0.68)	(0.55)	(1.82)	(0.32)	(0.82)

Distributions to shareholders from return of capital	—	(0.04)	—	—	—

Total distributions	(1.06)	(1.17)	(2.92)	(0.57)	(1.16)

Net asset value, end of year	$20.14	$17.59	$23.15	$21.64	$19.56

Total return(c)	20.71%	(19.00)%	20.54%	13.57%	26.19%

Net assets, end of year (in 000s)	$133,081	$117,502	$160,360	$130,610	$127,367

Ratio of net expenses to average net assets(d)	0.19%	0.18%	0.18%	0.18%	0.19%

Ratio of total expenses to average net assets(d)	0.32%	0.32%	0.23%	0.25%	0.27%

Ratio of net investment income to average net assets(b)	2.01%	1.78%	1.64%	1.37%	1.96%

Portfolio turnover rate(e)	37%	12%	4%	12%	40%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”)) (collectively, the “Underlying Funds”), futures, forwards, options, swaps and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The valuation policy of the Fund and Underlying Funds is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

24

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

    25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives including future contracts typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$99,341,316	$—	$—

Exchange Traded Funds	197,079,916	—	—

Investment Company	20,123,440	—	—

Total	$316,544,672	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$26,342	$—

Futures Contracts(a)	1,532,337	—	—

Purchased option contracts	818,219	—	—

Total	$2,350,556	$26,342	$—

27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(369,358)	$—

Written option contracts	(263,380)	—	—

Total	$(263,380)	$(369,358)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$26,342		Payable for unrealized loss on forward foreign currency exchange contracts	$(369,358)

Equity	Variation margin on futures contracts	1,532,337	(a)	Written options, at value	(263,380)

Interest rate	Purchased options, at value	818,219		—	—

Total		$2,376,898			$(632,738)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Financial Condition.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$ 10,685	$ (73,219)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	4,640,520	2,786,060

Interest rate	Net realized gain (loss) from purchased options /Net change in unrealized gain (loss) on purchased options	(774,596)	262,413

Total		$3,876,609	$2,975,254

28

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Purchased Options	Written Options

Dynamic Global Equity	203	$16,174,594	2,475,000	11,417

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, purchased and written swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the fiscal year ended December 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15%.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained $3,345 of the front end sales charges and $760 of the CDSC for the Fund.

D. Service and Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares and a Shareholder Administration Plan to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration

29

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

$754	$416,297	$417,051

G. Line of Credit Facility — As of December 31, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the fiscal year ended December 31, 2023 (in thousands):

Dynamic Global Equity Fund

Underlying Fund	Beginning Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$ 17,415	$ 5,875	$ (15,552)	$ (281)	$ 1,501	$ 8,958	292	$ 563	$ —

Goldman Sachs ActiveBeta International Equity ETF	41,035	—	(25,630)	3,496	1,757	20,658	633	1,178	—

30

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Dynamic Global Equity Fund (continued)

Underlying Fund	Beginning Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 12/31/23	Shares as of 12/31/23	Dividend Income	Capital Gain Distributions

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	$ 81,568	$ —	$ (44,962)	$16,921	$ (1,221)	$ 52,306	558	$1,012	$ —

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	8,654	1,836	(2,300)	(336)	1,032	8,886	1,097	335	—

Goldman Sachs Financial Square Government Fund — Institutional Shares	16,640	64,164	(60,681)	—	—	20,123	20,123	946	—

Goldman Sachs Global Infrastructure Fund — Class R6	3,084	3,079	(1,614)	182	97	4,828	388	65	—

Goldman Sachs Global Real Estate Securities Fund — Class R6	—	4,707	—	4	203	4,914	500	7	—

Goldman Sachs International Equity Insights Fund — Class R6	22,488	2,670	(8,300)	969	3,078	20,905	1,509	570	—

Goldman Sachs International Small Cap Insights Fund—Class R6	1,615	879	—	—	181	2,675	219	79	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	21,997	1,803	(2,927)	(723)	6,639	26,789	966	27	1,750

Goldman Sachs Large Cap Value Insights Fund — Class R6	30,401	2,035	(8,200)	334	1,707	26,277	1,167	499	736

Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,745	7,998	—	—	830	18,573	438	351	—

Goldman Sachs MarketBeta International Equity ETF	21,833	19,154	(1,856)	251	2,875	42,257	786	669	—

Goldman Sachs MarketBeta U.S. Equity ETF	—	52,407	—	—	1,922	54,329	831	306	—

Goldman Sachs Small Cap Equity Insights Fund — Class R6	6,761	59	(4,000)	238	1,009	4,067	155	59	—

Total	$283,236	$166,666	$(176,022)	$21,055	$21,610	$316,545		$6,666	$2,486

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were $104,320,025 and $116,609,916, respectively.

31

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

Distributions paid from:

Ordinary income	$5,500,175

Net long-term capital gains	10,726,007

Total taxable distributions	$16,226,182

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

Distributions paid from:

Ordinary income	$8,909,837

Net long-term capital gains	8,898,499

Total taxable distributions	$17,808,336

Tax return of capital	$591,316

As of the Fund’s most recent fiscal year end, December 31, 2023, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Undistributed ordinary income — net	$277,124

Undistributed long-term capital gains	11,604,757

Total Undistributed Earnings	$11,881,881

Capital loss carryforwards(1):

Timing differences (Late Year Loss Deferral and Straddle Loss Deferral)	$(766,544)

Unrealized gains (loss) — net	42,194,417

Total accumulated earnings (loss) net	$53,309,754

(1)	The Fund utilized $6,651,127 of capital losses in the current fiscal year.

As of December 31, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$276,352,551

Gross unrealized gain	43,506,953

Gross unrealized loss	(1,312,536)

Net unrealized gain	$42,194,417

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from return of capital distributions.

The Fund reclassed $14,018 from distributable earnings to paid in capital for the year ending December 31, 2023. GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Asset Allocation Risk — The Fund’s allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Expenses Risk — By investing in the Underlying Funds indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees

34

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

10. OTHER MATTERS (continued)

alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

35

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) December 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Global Equity Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	242,174	$4,603,700	236,183	$4,530,644

Reinvestment of distributions	358,829	6,978,690	446,499	7,930,440

Shares redeemed	(848,866)	(16,092,103)	(681,861)	(13,025,872)

	(247,863)	(4,509,713)	821	(564,788)

Class C Shares

Shares sold	16,466	299,431	19,722	368,742

Reinvestment of distributions	15,001	278,828	21,189	363,516

Shares redeemed	(92,450)	(1,697,944)	(110,476)	(2,050,980)

	(60,983)	(1,119,685)	(69,565)	(1,318,722)

Institutional Shares

Shares sold	162,544	3,098,330	268,088	5,355,557

Reinvestment of distributions	42,390	840,868	52,598	948,328

Shares redeemed	(226,925)	(4,399,257)	(292,753)	(5,615,010)

	(21,991)	(460,059)	27,933	688,875

Service Shares

Shares sold	174	3,246	392	8,293

Reinvestment of distributions	536	10,386	689	12,230

Shares redeemed	(2,055)	(39,815)	(588)	(11,153)

	(1,345)	(26,183)	493	9,370

Investor Shares

Shares sold	57,552	1,088,035	64,270	1,205,229

Reinvestment of distributions	15,388	294,543	18,112	316,148

Shares redeemed	(67,864)	(1,254,952)	(53,481)	(1,055,430)

	5,076	127,626	28,901	465,947

Class R6 Shares

Shares sold	47,832	942,907	37,681	811,416

Reinvestment of distributions	8,320	165,675	9,024	163,187

Shares redeemed in connection with in-kind transactions	—	—	(23,298,598)	(532,139,980)

Shares redeemed	(20,072)	(378,243)	(124,536)	(2,776,611)

	36,080	730,339	(23,376,429)	(533,941,988)

Class R Shares

Shares sold	26,834	503,470	35,626	688,910

Reinvestment of distributions	14,489	277,760	18,193	319,613

Shares redeemed	(49,391)	(948,612)	(37,732)	(710,778)

	(8,068)	(167,382)	16,087	297,745

Class P Shares

Shares sold	269,430	5,258,492	256,415	5,317,200

Reinvestment of distributions	340,567	6,762,450	422,752	7,631,483

Shares redeemed	(680,393)	(12,995,347)	(927,836)	(17,325,921)

	(70,396)	(974,405)	(248,669)	(4,377,238)

NET DECREASE	(369,490)	$(6,399,462)	(23,620,428)	$(538,740,799)

36

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Dynamic Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Dynamic Global Equity Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through December 31, 2023, which represents a period of 184 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$1,062.80		$2.88
Hypothetical 5% return	1,000.00	1,022.40	+	2.82
Class C
Actual	1,000.00	1,058.90		6.77
Hypothetical 5% return	1,000.00	1,018.60	+	6.63
Institutional
Actual	1,000.00	1,064.80		1.01
Hypothetical 5% return	1,000.00	1,024.20	+	0.99
Service
Actual	1,000.00	1,062.10		3.61
Hypothetical 5% return	1,000.00	1,021.70	+	3.54
Investor
Actual	1,000.00	1,064.40		1.58
Hypothetical 5% return	1,000.00	1,023.70	+	1.55
Class R6
Actual	1,000.00	1,064.70		0.96
Hypothetical 5% return	1,000.00	1,024.30	+	0.94
Class R
Actual	1,000.00	1,061.80		4.17
Hypothetical 5% return	1,000.00	1,021.10	+	4.09
Class P
Actual	1,000.00	1,064.80		0.96
Hypothetical 5% return	1,000.00	1,024.30	+	0.94

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Dynamic Global Equity	0.56%	1.31%	0.20%	0.70%	0.31%	0.19%	0.81%	0.19%

38

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Kirchmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

39

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications, Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

40

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

41

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Dynamic Global Equity - Tax Information (Unaudited)

For the year ended December 31, 2023, 26.63% of the dividends paid from net investment company taxable income by Dynamic Global Equity Fund qualifies for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Dynamic Global Equity Fund designates $ 10,726,007, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2023.

For the year end December 31, 2023, the Dynamic Global Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.2080 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the Fund during the year ended December 31, 2023, from foreign sources was 41.36%. The total amount of foreign taxes paid by the Fund was $0.0157 per share.

For the year ended December 31, 2023, 83.30% of the dividends paid from net investment company taxable income by the Dynamic Global Equity Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe* Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Krichmar* Michael Latham* James A. McNamara Lawrence W. Stranghoener* PaulC.Wirth *Effective January 1, 2024 GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser 1 You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. 2 You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. 3 You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress. 4 Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund. 5 Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund. 6 Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC. *This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds. Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark. The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown are as of December 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2024 Goldman Sachs. All rights reserved. 356276-OTU-1967047 DYNGLEQAR-24

Goldman Sachs Funds
Annual Report
December 31, 2023
Real Estate Securities and Global Infrastructure Funds
Global Infrastructure
Global Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

∎	GLOBAL INFRASTRUCTURE

∎	GLOBAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Global Infrastructure Fund

Investment Objective The Fund seeks total return comprised of long-term growth of capital and income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Infrastructure Team discusses the Goldman Sachs Global Infrastructure Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 4.78%, 3.95%, 5.13%, 5.00%, 5.09% and 5.17%, respectively. These returns compare to the 4.51% average annual total return of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (the “Index”). The Index is intended to measure all sectors of the infrastructure market.

Effective July 14, 2023, Class R Shares of the Fund were terminated. In anticipation of the termination, effective June 15, 2023, Class R Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or eligible for exchanges with other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts effective on June 15, 2023.

Q	What economic and market factors most influenced global infrastructure securities during the Reporting Period?

A

Global infrastructure securities generated positive returns during the Reporting Period, with investor sentiment most influenced by inflation trends and macroeconomic data, central bank monetary policy, rising interest rates and geopolitical concerns.

During the first quarter of 2023, global infrastructure securities, as measured by the Index, returned 2.49%. The broad global equity market posted comparatively stronger gains, bolstered by a rally in growth-oriented stocks. In January, global equities advanced on the back of expectations around peaking inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. China finally lifted its stringent zero-COVID policy, which increased global hopes around the resolution of supply-chain disruptions and economic recovery driven by strong domestic consumption. The international tourism industry seemed poised to benefit from the country’s reopening, as Chinese citizens would be able to travel abroad after nearly three years. February proved to be a setback for the disinflation path, as Japan saw its highest level of inflation in 40 years. In the U.S., the release of January inflation data indicated the largest monthly increase since mid-2022, illustrating that more work was needed to combat inflation. Additionally, U.S. payrolls demonstrated the largest job growth in six months, and the unemployment rate fell to a 53-year low, pushing market forecasts for the Federal Reserve’s (“Fed”) terminal rate up. During March, global equity markets saw a short-lived dip amid concerns about asset liquidity and deposit safety in the U.S. and European banking sectors. Swift response from U.S. and European policymakers quickly calmed nerves, but the turmoil made the Fed’s decisions regarding interest rates more complex given its objective of mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market. At their March meeting, Fed officials implemented a 25 basis point rate hike, the second increase of the quarter. (A basis point is 1/100th of a percentage point.) On the geopolitical front, the Russia/Ukraine war continued into a second year, as several governments across the globe geared up to impose a new set of sanctions on trade with Russia and to arrange military aid for Ukraine. U.S./China tensions re-escalated after President Biden criticized the Chinese government for intervening in the Russia/Ukraine war.

In the second quarter of 2023, global infrastructure securities returned -1.09%. However, global equities continued to advance, with notable gains by both information technology stocks, which benefited from enthusiasm around artificial intelligence (“AI”), and the strong performance of consumer-oriented stocks, which benefited from optimism about China’s economic reopening and easing global recessionary concerns. High inflation rates persisted during the quarter,

1

PORTFOLIO RESULTS

while sustained wage growth raised concerns around peak central bank policy rates potentially being higher than consensus expected. In the U.K., inflation hit a 31-year high in May, leading the Bank of England (“BoE”) to hike interest rates more than consensus expected in June. China’s recovery-fueled momentum slowed. Concerns surrounding the U.S. debt ceiling loomed over the markets mid-quarter, though a deal was eventually reached, which was a source of relief to the markets.

Global infrastructure securities returned -8.05% during the third quarter of 2023. The broad global equity market also declined, though to a lesser degree. The market environment was marked by persistent inflation, surging energy prices, contractionary economic concerns, particularly in Europe, and further interest rate hikes by central banks. In Europe, concerns persisted around the contractionary effect of elevated interest rates on the economy, as the European Central Bank raised rates twice in the quarter. The BoE raised rates more than consensus expected in July and once more in August before ending its run of 14 consecutive rate hikes in September. Meanwhile, there was apprehension about the Fed’s next policy move. In August, Fed Chair Powell’s speech at the Jackson Hole Economic Symposium left investors wondering if there could be a prolonged period of high interest rates. Although the Fed held rates steady in September, its Summary of Economic Projections median dot plot, which shows the interest rate projections of the members of the Federal Open Market Committee, suggested another rate hike would come before the end of the year. In China, lower economic growth and stress in the property sector weighed on market sentiment despite rate cuts by the country’s central bank and new stimulus policies by its government.

During the fourth quarter of 2023, global infrastructure securities rallied, generating a positive return of 12.13%. The broad global equity market also rallied, though it modestly underperformed global infrastructure securities. When the quarter began, global equity performance was weak amid investor fears about “higher for longer” interest rates. However, market sentiment gradually improved as the disinflation theme continued to gain more traction and market participants grew increasingly optimistic about the possibility of central bank rate cuts in 2024. Indeed, near the end of the fourth quarter of 2023, there was a shift in the Fed’s policy path expectations, with the Summary of

1 Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector allocations used by the Index.

Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. In Japan, the equity market performed well in the fourth calendar quarter on the back of an improving investment landscape, as many Japanese companies were expected to benefit from bettering corporate governance and refined government tax-refund incentives. On the geopolitical front, the Chinese and U.S. Presidents met during November and agreed to certain arrangements on energy transition and climate change. The agreement was positive for investor sentiment, as it raised hopes of a drop in tensions between the two countries, which many expected to help the growth of global markets.

For the Reporting Period overall, the global infrastructure securities market, as measured by the Index, generated an average annual total return of 4.51%. In terms of absolute return, Germany, Spain and France were the best performing markets in the Index. The worst performing market, and the only one to post a negative absolute return, was Hong Kong. Among market sectors, transportation infrastructure recorded double-digit positive absolute returns. Energy infrastructure, utilities and communications infrastructure were comparatively weaker but also produced positive absolute returns during the Reporting Period.[1]

2

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund recorded positive returns on an absolute basis. In relative terms, the Fund outperformed the Index in all but one share class. Security selection added most to relative performance. Stock picks in the transportation infrastructure sector and communications infrastructure sector contributed positively. Conversely, the Fund was hampered by stock selection in the utilities sector.

The Fund also benefited from our allocation decisions during the Reporting Period. Specifically, the Fund’s underweight position versus the Index in the utilities sector was advantageous.

Among countries, the Fund was helped by overweight positions and security selection in Spain and France. On the other hand, an underweight position in Italy detracted from relative returns. Stock selection in Canada and Italy also had a negative impact on performance during the Reporting Period.

Q	What individual holdings added most to the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the Fund’s best-performing investments were Ferrovial, Aena and Engie.

Ferrovial, a global operator of sustainable infrastructure, was the Fund’s top contributor. The Spanish company performed well during the Reporting Period, as toll roads and leisure airports experienced increased demand amid strong recovery of road and air traffic following the pandemic, a trend we expected to continue in the medium term. Additionally, in early 2023, Ferrovial announced plans for a reverse merger in which it would be absorbed by its wholly-owned Dutch subsidiary, Ferrovial International, and would then later apply for a U.S. listing. After the move was approved at Ferrovial’s annual general meeting, the company’s shares gained, given that access to a deeper and more liquid capital market seemed likely to benefit the stock.

Aena is an operator of Spanish airport networks. Its stock’s gains were largely the result of a stronger than consensus expected recovery in air traffic after the pandemic as well as of pent-up consumer demand because of Spain’s attractiveness as a tourist destination. In addition, Aena had successfully renegotiated retail contracts with duty-free operators, which increased the stock’s momentum.

Engie, a French integrated utility company that conducts business in regulated networks, renewables and traditional generation, was an out-of-benchmark Fund position. During the Reporting Period, Engie reported robust results due mainly to earnings strength driven by the profitability of its global energy management and sales division and an improved growth outlook for its renewable business. At the end of the Reporting Period, we held a constructive view on Engie and continued to believe the stock would benefit from long-term secular growth tailwinds.

Q	What individual holdings detracted most from the Fund’s relative performance during the Reporting Period?

A	The top detractors from the Fund’s relative returns during the Reporting Period were its positions in NextEra Energy, ENN Energy Holdings and Northland Power.

NextEra Energy (“NextEra”), one of the largest renewable energy generators in the world, detracted most from the Fund’s relative performance, as higher interest rates put pressure on renewable developers and as investors grew more concerned about the returns on renewable projects. Additionally, NextEra Energy Partners, a subsidiary of NextEra, announced it was lowering its distribution growth rate from 12% to 6%, which led to a sell-off in both stocks despite the minimal impact of this decision on NextEra’s earnings and growth outlook. At the end of the Reporting Period, the Fund continued to hold a position in the stock, as we considered NextEra a best-in-class regulated utility, with the majority of its earnings coming from its utilities business and because of the company’s exposure to the renewables growth story in the U.S.

ENN Energy Holdings (“ENN Energy”), a Chinese city gas[2] distributor, reported weaker than consensus expected results in the first half of 2023 due to high gas procurement costs. However, ENN Energy’s other businesses and earnings drivers remained healthy, including the company’s gas sales margins, sales volumes to households/commercial users and new household gas connections. In August, its stock fell significantly after company management decided to lower full-year 2023 guidance based on lower year-over-year trading profits from liquefied natural gas and uncertain gas margins for the 2023-2024 winter quarter. In our view, the new downward guidance was conservative because we saw evidence of increased gas sales volumes and gas margins that were better than management had indicated. Therefore,

2 City gas distribution refers to the transportation or distribution of natural gas to consumers in domestic, commercial or industrial and transport sectors through a network of pipelines.

3

PORTFOLIO RESULTS

at the end of the Reporting Period, we maintained conviction in the stock, though we continued to watch for signs of a further industrial slowdown in China. Even adjusting for management’s lower earnings expectations, we thought shares of ENN Energy were trading at an attractive valuation at the end of the Reporting Period.

Shares of Northland Power, which engages in the development, building, owning and management of offshore wind facilities, weakened amid supply-chain issues and cost increases that delayed final investment decisions on two large offshore wind projects, which were ultimately made by year-end 2023. We believed supply-chain issues had been resolved and higher costs were offset by higher revenues, with costs locked in. Thus, at the end of the Reporting Period, we maintained a constructive view of the stock.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, we initiated a Fund position in Exelon, a utility holding company that distributes electricity to customers in Illinois, Pennsylvania and several other northeastern states. We believe Exelon is well positioned because of its scale as a pure-play transmission and distribution company, its differentiated cash flow streams provided by operating in several jurisdictions, and its strong history of working with regulators in difficult jurisdictions toward favorable outcomes.

We also established a position in Severn Trent, a regulated water utility in the U.K., during the Reporting Period. In our opinion, the company is a best-in-class water utility, as it regularly tops regulators’ rankings. Additionally, we believe Severn Trent is well positioned overall based on a capital investment plan that should drive multi-year earnings growth, in our view.

Notable sales during the Reporting Period included the Fund’s investment in Digital Realty, a real estate investment trust that owns and operates data centers around the world. We exited the position largely because of issues related to the company’s balance sheet. Although we thought Digital Realty had good growth potential, we considered its valuation quite high, and we decided to step to the sidelines until we saw an attractive entry point for reinvestment.

We also eliminated the Fund’s position in Martin Marietta Materials, a supplier of aggregates and heavy building materials, as market concerns about the U.S. debt ceiling extension arose. We believed underlying demand and the

U. S.’ focus on infrastructure would be strong over the long term, but we thought the near-term outlook could be challenging given the headline risks.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments within its investment process during the Reporting Period.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking securities rather than on making sector, subsector or country bets. We seek to outpace the Index by overweighting securities we expect to outperform and underweighting those that we think may lag. Consequently, changes in the Fund’s sector or country weights are generally the direct result of individual security selection and/or the appreciation or depreciation of particular Fund holdings. That said, during the Reporting Period, the Fund became slightly less overweight in the communications infrastructure sector as we trimmed its exposure to telecommunication towers. The Fund remained underweight utilities, though we reduced its exposure to gas utilities and slightly increased its exposure to water utilities. In energy infrastructure, the Fund remained underweight, with a continued emphasis on “C” corporations. The Fund stayed relatively neutral versus the Index in transportation infrastructure, focused mainly on toll roads, during the Reporting Period.

From a country perspective, compared to the Index, the Fund shifted from an overweight in France to a relatively neutral position. The Fund’s underweight in Hong Kong decreased. In addition, the Fund moved from a slight underweight in the U. K. to a rather neutral position and from a neutral position in Japan to an underweight position. Further, at the beginning of the Reporting Period, the Fund had modest exposure to Germany, but it was eliminated as we exited investments in that country.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was underweight relative to the Index in the utilities and energy infrastructure sectors. It was overweight the communications infrastructure sector and rather neutrally positioned compared to the Index in the transportation infrastructure sector. In geographic terms, the Fund was overweight relative

4

PORTFOLIO RESULTS

to the Index in the U.S. and Spain. It was underweight in Canada, Hong Kong and Italy at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we noted that the environment for global infrastructure securities has been challenging. However, we believed the stabilization of interest rates should act as a catalyst for the re-rating of these companies, which generally operate with contracted/ regulated cash flows, and for a rebound in their share prices. In our view, the long-term growth story remained intact at the end of the Reporting Period, as the need for critical infrastructure had not subsided. Instead, we thought global infrastructure securities continued to present several attractive opportunities, including:

1.   Defensive asset class qualities. Because of relatively inelastic demand drivers, higher barriers to entry and relatively long-term contracts, global infrastructure securities generally have less sensitivity to broader equity market volatility. In addition, their performance tends to be less cyclical than some other asset classes given that global infrastructure companies provide access to essential and, at times, critical assets that keep society moving forward. We would also note that over the last ten years, global infrastructure securities have been resilient and defensive in down markets, capturing only 70% of declines versus the broader equity market. [3]

2.   Substantial growth opportunities. A critical need for global grid investment, increased investment into AI and smart components, and a focus on the discovery of renewable sources of energy are some of the long-term secular growth drivers within global infrastructure, in our view.

3.   Inflation hedging benefits. Infrastructure companies’ cash flows and values tend to increase with inflation due to their ability to reset their revenues, with some of their contracts linked to inflation.

4. Potential beneficiary of the global focus on sustainability. Since infrastructure is comprised of essential assets that allow our economy and society to function,

3 Source: Goldman Sachs Asset Management, as of December 31, 2023. Global Infrastructure securities represented by the Index and global equities represented by the MSCI World Index. MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It is not possible to invest directly in an unmanaged index. Source: MSCI especially when one considers recent global energy market volatility, there can be significant alpha, or value added, opportunities in the energy transition, in our view.

5.   Potential beneficiary of global fiscal stimulus. Global infrastructure securities may be at the cusp of a multi-year investment cycle amid large, broad fiscal stimulus across most forms of infrastructure. Among the efforts are the $1.2 trillion U.S. Infrastructure Investment and Jobs Act; the European “Green Deal,” which aims to spend between €3-7 trillion on climate neutrality and sustainability by 2050; and spending driven by the U.S. Inflation Reduction Act.

From an investment perspective, we continued to find attractive opportunities across the asset class, as various property sectors and geographies offered wide dispersion in returns. As fundamental, bottom-up investors, we saw opportunities beyond the headline risks associated with certain regions and continued to focus our approach on companies that we considered to have well-capitalized balance sheets, robust business models, high quality assets, and strong management teams with sound capital allocation strategies.

Overall, the Fund remained focused on sectors we thought were driven by durable secular demand. We favored infrastructure companies that we believed to be on the “right side” of disruption. In our opinion, rapid disruption is dramatically changing the world and increasing the investment opportunity set within the global infrastructure universe. Within digital infrastructure, we noted that technology breakthroughs have increased demand for storing and transporting data. This, coupled with current pricing power, high barriers to entry and overall increasing mobile data usage, has created an environment wherein data center rent growth is expected to be positive in the medium to long term. Additionally, telecommunication towers appeared to us to have durable growth, backed by long-term contracts for these critical infrastructure assets. Regarding energy infrastructure, we believed the future of energy was likely to be a combination of both traditional and renewable sources. We maintained a positive outlook on energy-related equities based on long-term fundamentals, attractive valuations, healthy corporate balance sheets and the strong free cash flow generation of energy-related companies. Furthermore, we believed addressing the “energy trilemma,” which refers to the global need for reliable, sustainable and affordable energy, would create investment opportunities across the broad energy sector for decades to come. Among utilities, we had a preference for select, innovative utilities that have

5

PORTFOLIO RESULTS

experienced increased demand due to the ongoing energy transition and the electrification of networks and processes, as we thought they were well positioned to drive strong multi-year returns. In particular, we favored companies with low power price exposure, such as electricity networks. We believed power price volatility would be difficult to predict, and the amount of investment needed in the networks to transition the energy mix away from traditional carbon heavy generation to renewable energy would drive durable growth. Within transportation infrastructure at the end of the Reporting Period, we noted that younger consumers—digital natives with different lifestyles and values from previous generations—were driving rapid adoption of e-commerce and fueling demand for experiences over things. In addition, toll roads and leisure airports should continue to experience increased demand in the medium term, in our view.

At the end of the Reporting Period, we continued to believe that global infrastructure securities offered compelling investment opportunities. In our view, the asset class should continue to offer strong defensive cash flow growth and attractive yield potential, especially compared to the broader global equity market.

6

FUND BASICS

Goldman Sachs Global Infrastructure Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23[1]

Holding	% of Net Assets	Line of Business	Country
American Tower Corp. REIT	8.3%	Real Estate	United States
Vinci SA	6.5	Industrials	France
National Grid PLC	5.7	Utilities	United Kingdom
Enbridge, Inc.	5.4	Energy	Canada
Cheniere Energy, Inc.	4.3	Energy	United States
Sempra	4.1	Utilities	United States
Transurban Group	3.8	Industrials	Australia
SBA Communications Corp. REIT	3.5	Real Estate	United States
Cellnex Telecom SA	3.1	Communication Services	Spain
Targa Resources Corp.	2.7	Energy	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector. allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Performance Summary

December 31, 2023

The following graph shows the value, as of December 31, 2023 of a $1,000,000 investment made on June 27, 2016 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (“the Index”) is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Global Infrastructure Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from June 27, 2016 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Since Inception

Class A (Commenced on June 27, 2016)

Excluding sales charges	4.78%	7.21%	5.09%

Including sales charges	(0.95)%	6.01%	4.31%

Class C (Commenced on June 27, 2016)

Excluding contingent deferred sales charges	3.95%	6.39%	4.30%

Including contingent deferred sales charges	2.94%	6.39%	4.30%

Institutional (Commenced on June 27, 2016)	5.13%	7.58%	5.48%

Investor (Commenced on June 27, 2016)	5.00%	7.45%	5.34%

Class R6 (Commenced on June 27, 2016)	5.09%	7.57%	5.48%

Class P (Commenced on April 17, 2018)	5.17%	7.60%	5.49%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

8

PORTFOLIO RESULTS

Goldman Sachs Global Real Estate Securities Fund

Investment Objective The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Global Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 12.92%, 12.03%, 13.21%, 13.18%, 13.38% and 13.39%, respectively. These returns compare to the 9.87% average annual total return of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (USD, net) (the “FTSE Index”) during the same period.

Effective July 14, 2023, Class R Shares of the Fund were terminated. In anticipation of the termination, effective June 15, 2023, Class R Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were eligible for exchanges from other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts effective on June 15, 2023.

Q	What economic and market factors most influenced the global real estate securities market as a whole during the Reporting Period?

A	For the Reporting Period overall, the global real estate securities market, as measured by the FTSE Index, rebounded strongly following weakness in 2022.

The FTSE Index returned 1.0% during the first quarter of 2023, starting the year relatively flat. Stocks remained resilient, benefiting from a dovish shift in expectations for the U.S. Federal Reserve’s (“Fed”) interest rate hiking path, reduced European energy risk and strong economic momentum in China’s reopening. (Dovish tends to suggest lower interest rates; opposite of hawkish.) A decline in yields contributed to growth stocks significantly outperforming value stocks during the quarter, with big technology firms and semiconductor companies leading the way. However, turmoil in the banking sector, both in the U.S. and Europe, in March 2023, elevated downside risk to the economic outlook and increased fears about a potential recession.

During the second quarter of 2023, the FTSE Index returned 0.3%, again remaining relatively flat. The broader global equities market gained more during the quarter, remaining resilient amid an environment of ongoing interest rate hikes. Technology stocks rose on the back of growing interest in artificial intelligence (“AI”), while consumer-oriented stocks remained strong, driven by China’s reopening and dampening global recessionary concerns. Topics front of mind for investors were the potential broad impact of banks tightening lending stands, disinflationary data signaling a potential soft landing, the Fed’s rate hikes slowing down, and resilient consumer spending. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

The FTSE Index returned -5.8% during the third quarter of 2023. Global equities broadly declined, as most of the world’s largest economies struggled due to rising interest rates, higher than desired inflation and slowed economic growth. Investors became cautious, as the reality of higher for longer interest rates became increasingly likely. Additionally, real estate faced some challenges of its own, impacted by concerns about refinancing in select subsectors. These concerns caused an indiscriminate sell-off within the commercial real estate market, putting downward pressure on sub-sectors with longer duration assets.

The global real estate securities market rallied strongly in the fourth quarter of 2023, with the FTSE Index posting a return of 15.3%. After the decline in the prior quarter, global equities broadly rebounded, with market sentiment improving

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PORTFOLIO RESULTS

gradually as the apprehensions around the Fed’s next move slowly shifted to optimism for the potential peaking of interest rates. Return momentum especially picked up in November 2023 after the release of inflation readings, which came in cooler than consensus expected both in the U.S. and the U.K.

Amid this backdrop, there was wide dispersion of returns across companies and property types during the Reporting Period. While all but one subsector of the FTSE Index posted positive absolute returns, the technology subsector was by far the strongest on a relative basis. The technology subsector was strongest, following tough performance in 2022, due in part to interest rate increases during the Reporting Period. Data centers saw steady growth and tight supply, which led to strong pricing. Additionally, technology REITs benefited from tailwinds stemming from increasing focus on AI innovation. The self-storage and industrial subsectors also performed well during the Reporting Period, significantly outperforming the FTSE Index. On the other hand, the triple net subsector was the only one in the FTSE Index to post a negative absolute return during the Reporting Period. (Triple net properties are typically single-tenant retail properties leased to tenants with high credit ratings on “net, net, net” terms, meaning the tenant is responsible for real estate taxes, insurance, and all maintenance.) Triple net properties tend to be externally-driven vehicles with a focus on buying high yielding assets, i.e., higher than their cost of capital, and, in our view, can be risky investments in a rising cost of capital environment, especially since they tend to have low internal growth. The office and diversified subsectors posted positive, albeit modest, returns but were also among the weakest within the FTSE Index during the Reporting Period.[1]

From a regional perspective, the European real estate market in the FTSE Index was strongest during the Reporting Period, while Asia ex-Japan was weakest. At an individual country level, Germany was the strongest real estate market in the FTSE Index during the Reporting Period, advancing on the back of commentary that values in the German residential subsector were stabilizing, while underlying demand and rental growth remained robust. The real estate markets of Spain, the U.K. and the U.S. also performed strongly during the Reporting Period. Conversely, Hong Kong was the weakest performing real estate market in the FTSE Index and the only one to post a negative absolute return during the Reporting Period. Its weakness was based on investor concerns about ongoing pressure on the Hong Kong economy and real estate market from the persistent weakness of China’s export trade and consumption as well as Hong Kong interest rates staying higher for longer. Japan and Singapore’s real estate markets posted positive, albeit modest, returns but were also among the weakest within the FTSE Index during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The Fund posted double-digit positive absolute returns that outperformed the FTSE Index during the Reporting Period. Stock selection and subsector allocation overall contributed most positively. Country allocation decisions as a whole also contributed positively, albeit modestly.

From a country perspective, stock selection in the U.S., Hong Kong and the U.K. contributed most positively to relative results. Only partially offsetting these positive contributors was stock selection in Germany, which detracted. Having underweighted allocations to France and Sweden, which each outperformed the FTSE Index during the Reporting Period, also hurt.

From a subsector perspective, stock selection in diversified, residential and health care contributed most positively to the Fund’s relative results during the Reporting Period. Having an underweighted allocation to triple net, the weakest subsector in the FTSE Index during the Reporting Period, also added value. On the other hand, stock selection in self-storage, retail and technology detracted from the Fund’s relative results during the Reporting Period. Having a position in cash, although modest, during a Reporting Period when the FTSE Index rallied, also dampened the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A

Link Real Estate Investment Trust (“Link”), a Hong Kong-based shopping center owner, contributed most positively to the Fund’s results during the Reporting Period. A new position for the Fund during the Reporting Period, the Fund held a significant underweight position in Link until the end of August 2023, when we brought it to a neutral position. We increased the position after reviewing its valuation, which had reached a reasonably low level, in our analysis. Also, the company had experienced resilient tenant sales within its retail portfolio despite a slowdown in outbound travel. Additionally, having completed its Singapore retail asset

1 Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

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PORTFOLIO RESULTS

acquisition by fiscal year 2023, the company reported a pickup in demand, as tenant sales there had largely recovered to pre-pandemic levels across its malls.

The Fund’s position in Digital Realty Trust, a leading U.S.-based global provider of data center, colocation and interconnection solutions, was also a top contributor to relative results during the Reporting Period. Digital Realty Trust performed well on the back of its stock being flagged as a beneficiary of the computing requirements necessary to drive AI. The company noted an increasing appreciation of the benefit data centers would see from the proliferation of AI technology adoption—the servers that are needed to perform the computing would likely be housed in data centers, resulting in an increase in pricing growth for the REIT’s stock.

Shaftesbury Capital, a U.K.-based property investment manager, contributed positively to the Fund’s relative results as well. The company performed well during the Reporting Period as a strong recovery within the central London retail space enabled the West End of London-focused property manager to increase rents.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A

The Fund’s position in Hongkong Land Holdings, a Hong Kong-based property manager, detracted most from relative results during the Reporting Period. Hong Kong dollar deposits and interbank rates finally caught up to the U.S., rising from 3.5% since the beginning of May 2023 to 5% at the end of June 2023, reflecting a sign of portfolio capital flight after China’s economy evidently slowed. These concerns weighed on the market and caused a further tightening in Hong Kong monetary policies, which, in turn, impacted Hongkong Land Holdings and other Hong Kong-based real estate securities during the Reporting Period. Hongkong Land Holdings’ weak performance was also driven by high vacancies in prime office space in Hong Kong.

UDR, a self-administered U.S. REIT focused on owning, operating and developing apartment communities, was a new purchase for the Fund during the Reporting Period. UDR has an extensive portfolio of modern apartments, houses and residential properties across the U.S. We initiated the position based on its diversified portfolio, with exposure to both coastal and Sunbelt regions, and its ability to maintain stable margins. However, UDR detracted from the Fund’s relative returns during the Reporting Period, adversely impacted by slower revenue growth due to lower levels of job growth and higher levels of new supply within the Sunbelt region. Growing expense pressures from higher real estate taxes, utilities and insurance also pressured UDR’s stock during the Reporting Period.

An overweight position in Nippon Prologis REIT, a Japanese large-scale logistics warehouse REIT backed by Prologis, also detracted from the Fund’s relative results during the Reporting Period. While the REIT’s portfolio remained healthy, the market appeared concerned about rising vacancy rates in the logistics market due to new supply. Additionally, the market became cautious on potential equity offerings by logistics Japanese REITs.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to those new purchases already mentioned, we re-initiated a Fund position in CubeSmart, a U.S. self-storage facility REIT, during the Reporting Period. Self-storage is one of the best long-term businesses among REITs, in our opinion, and we believe CubeSmart has a solid portfolio composed of newer products that should be optimized during the next two to three years. Its market exposure in New York City is a niche in the self-storage space, which should prove beneficial, as we believe supply will likely start to decrease in 2024.

We established a Fund position in Kimco Realty, a U.S.- based REIT focused on investing in shopping centers, during the Reporting Period. We initiated the position in late 2023 given what we saw as its attractive valuation, since it had underperformed its peers and the overall REIT market through most of the calendar year. Investors had been concerned about Kimco Realty’s planned acquisition of RPT Realty, announced in September 2023. We thought the acquisition would prove to be more accretive to Kimco Realty’s cash flow than the market was forecasting.

Conversely, we eliminated the Fund’s position in Terreno Realty during the Reporting Period. Terreno Realty is a U.S. REIT focused on the acquisition, management and ownership of industrial properties. Regionally, it focuses exclusively on six major U.S. coastal markets. Such a concentration drove us to be concerned about the underlying fundamentals in some of its markets. We chose to rotate instead into other industrial REITs.

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PORTFOLIO RESULTS

We exited the Fund’s position in Public Storage, a U.S.-based self-storage operator, due to what we saw as its unfavorable valuation. We decided to reallocate to more attractive names, in our view, within the self-storage sector, such as CubeSmart.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, the Fund’s exposure to Canada, Spain and the U.K. increased relative to the FTSE Index and its exposure to Ireland was eliminated during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

From a country perspective, the Fund was overweighted relative to the FTSE Index in the U.K. and Spain and rather neutrally weighted compared to the FTSE Index in the other constituent countries of the FTSE Index at the end of December 2023.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

While the global real estate securities market had a tough start to 2023, the sector ended the year strongly. At the end of the Reporting Period, we believed there were several upcoming catalysts that should buoy performance going forward. These include stabilization of the interest rate environment, which should be key for the telecommunications tower stocks, which were already trading at compelling valuations at the end of the calendar year. Clarity into when we will see rate hikes end also provides insight into financing for real estate, which should add stabilization in real asset prices, in our view. When looking at historical data, real estate tends to outperform other asset classes after the end of a target hiking period. Additionally, with some estimates showing interest rate cuts beginning as early as the second quarter of 2024, the yield real estate can provide will likely become more attractive, in our opinion.

From a valuation perspective, real estate was attractively valued compared to the broader U.S. equity market at the end of the Reporting Period, in our view. We believed this, coupled with the forward performance at the completion of rate hikes, makes it a compelling opportunity to gain access to the real estate market at a discount. Public markets were still more attractively valued than private markets at the end of the Reporting Period. Also, several of the subsectors in the U.S. REIT market, like lab office, data centers, towers, self-storage and more, have become a bigger piece of the public real estate market and maintain stronger underlying fundamentals, in our analysis.

All that said, not all companies and property types will perform equally, making a compelling case, we believe, for active management. For example, less business is taking place in brick and mortar retail stores, offices and business-oriented hotels. More is being done digitally, which the towers and digital storage REITS are helping facilitate. Net Zero ambitions, aging grid systems, and an increased need for grid capacity have been highlighting the critical need for global grid infrastructure. Innovation trends underpinning biotechnology are driving demand for life science office space. The definition of “home” has become expansive and is now captured across each stage of life—student housing, multi-family, single family rental, manufactured housing and senior housing.

Given the market environment seen at the end of the Reporting Period, we viewed real estate as increasingly attractive based on the asset class offering historically strong performance after a period of interest rate hikes and historically strong performance during economic recoveries. Select REITs, in our view, stand to benefit in an inflationary environment, unlike bonds, since rents and leases can be re-set higher to reflect higher consumer prices so long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This limits the amount of new development projects—redirecting demand to existing assets and making them more valuable and driving rents higher still.

Going forward, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds.

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PORTFOLIO RESULTS

We continue to test our models and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon. We believe this fundamental approach can generate strong returns in the long term.

Overall, we believe global REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors and geographies could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

13

FUND BASICS

Goldman Sachs Global Real Estate Securities Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23[1]

Holding	% of Net Assets	Line of Business	Country
Prologis, Inc. REIT	8.4%	Real Estate	United States
Equinix, Inc. REIT	5.1	Real Estate	United States
Welltower, Inc. REIT	3.4	Real Estate	United States
VICI Properties, Inc. REIT	2.8	Real Estate	United States
CubeSmart REIT	2.8	Real Estate	United States
AvalonBay Communities, Inc. REIT	2.7	Real Estate	United States
Extra Space Storage, Inc. REIT	2.6	Real Estate	United States
Alexandria Real Estate Equities, Inc. REIT	2.3	Real Estate	United States
Invitation Homes, Inc. REIT	2.2	Real Estate	United States
Mitsui Fudosan Co. Ltd.	2.0	Real Estate	Japan

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATIONS[2]

As of December 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by Goldman Sachs Asset Management and may differ from sector, subsector, region and country allocations used by the FTSE Index.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on August 31, 2015 (commencement of operations) in Class R6 Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) (with dividends reinvested), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www. GSAMFUNDS.com to obtain the most recent month-end returns.

Global Real Estate Securities Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from August 31, 2015 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Since Inception

Class A (Commenced on August 31, 2015)

Excluding sales charges	12.92%	3.20%	2.96%

Including sales charges	6.66%	2.04%	2.27%

Class C (Commenced on August 31, 2015)

Excluding contingent deferred sales charges	12.03%	2.41%	2.19%

Including contingent deferred sales charges	11.02%	2.41%	2.19%

Institutional (Commenced on August 31, 2015)	13.21%	3.56%	3.35%

Investor (Commenced on August 31, 2015)	13.18%	3.45%	3.21%

Class R6 (Commenced on August 31, 2015)	13.38%	3.60%	3.37%

Class P (Commenced on April 17, 2018)	13.39%	3.58%	2.64%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

15

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares generated average annual total returns, without sales charges, of 16.58%, 15.63%, 16.92%, 16.34%, 16.91%, 17.04%, 16.26% and 16.94%, respectively. These returns compare to the 16.19% average annual total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A

The U.S. real estate securities market, as represented by the Wilshire Index, posted a return of 16.19% for the Reporting Period, outperforming bonds but lagging U.S. equities broadly, as measured by the Bloomberg U.S. Aggregate Bond Index and S&P 500 Index, respectively.

Following a weak 2022, the U.S. real estate investment trusts (“REITs”) market rallied strongly in 2023 but was pressured by its sensitivity to the cost of borrowing and refinancing rates amid the U.S. Federal Reserve’s (“Fed”) tightening cycle.

During the first quarter of 2023, the Wilshire Index returned 3.4%, rebounding from 2022 though underperforming the broader U.S. equity market. The REIT market performed well early in the quarter, largely on the back of heightened optimism surrounding disinflationary signals in economic data. However, gains from January and February were somewhat given back in March after concerns surfaced around potential spillover effects to commercial real estate from the regional bank crisis.

The Wilshire Index returned 3.3% during the second quarter of 2023. During the quarter, the listed U.S. real estate market was focused on heightened support around disinflation and soft landing narratives, enhanced artificial intelligence (“AI”) optimism and resilient consumer spending. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Housing data pivoted from an obstacle to a tailwind for the soft landing theme, with housing starts and builder confidence reaching their highest respective levels in more than a year.

During the third quarter of 2023, the Wilshire Index returned -6.4%. Although economic activity remained resilient, the listed U.S. real estate market declined predominantly due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. Firms continued to juggle challenges regarding margin compression and top-line growth from rising costs, a reduction in consumer spending and an increase in interest expenses.

The Wilshire Index rose 16.3% during the fourth quarter of 2023, outperforming the broader U.S. equity market for the first time in the calendar year. U.S. equity markets began the quarter with negative momentum, as investors digested a more resilient than consensus expected U.S. economy and a higher for longer Fed interest rate regime. The U.S. equity market then shifted direction in November and December to end the year with gains. The month of November saw the most significant easing in financial conditions of any month in more than four decades. Market sentiment took a positive turn on the back of an overall shift in tonality from Fed officials, who signaled potential easing of monetary policy in 2024, a gradual cooldown in economic activity while the labor market remained resilient, and a rally across U.S. Treasuries that marked one of the best monthly

16

PORTFOLIO RESULTS

performances on record, all underpinning soft landing and disinflation traction themes. The Fed held interest rates unchanged throughout the quarter, maintaining the target range for the federal funds rate between 5.25% and 5.50%, as growth of the U.S. economy slowed, unemployment remained low despite abating job gains, and inflationary pressures continued to trend downward. Near the end of the quarter, there was a major shift in the Fed’s policy path expectations, with the Summary of Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. (The Fed’s dot plot shows the interest rate projections of the members of the Federal Open Market Committee. A basis point is 1/100th of percentage point.)

For the Reporting Period overall, the technology, hotel and industrial subsectors were strongest. The technology subsector was strongest, following tough performance in 2022, due in part to interest rate increases during the Reporting Period. Data centers saw steady growth and tight supply, which led to strong pricing. Additionally, technology REITs benefited from tailwinds stemming from increasing focus on AI innovation. Conversely, the office and residential subsectors were weakest and the only two subsectors to underperform the Wilshire Index during the Reporting Period. Office REITs were weakest, declining based on market concerns about tightening credit/financing conditions and vacancy/occupancy levels.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Most share classes of the Fund outperformed the Wilshire Index during the Reporting Period, attributable to a combination of allocation decisions and stock selection overall.

Contributing most positively to the Fund’s relative results was effective individual stock selection in the residential, hotel and industrial subsectors. Having underweighted allocations to the residential and office subsectors, which each lagged the Wilshire Index during the Reporting Period, and an overweighted allocation to the hotel subsector, which outperformed the Wilshire Index during the Reporting Period, also helped. Only partially offsetting these positive contributors was weak stock selection in the self-storage, retail and technology subsectors, which detracted. Having an underweighted allocation to the retail subsector, which outperformed the Wilshire Index during the Reporting Period, also hurt.

From a subsector perspective, stock selection in diversified, retail and health care detracted most from the Fund’s relative results during the Reporting Period. Having underweighted allocations to the diversified, triple net and retail subsectors, which each outperformed the FTSE Index during the Reporting Period, also hurt. Contributing most positively to relative results was having an overweighted allocation to the hotel subsector, the only subsector to boost the Fund’s relative results during the Reporting Period. Having a position in cash, although modest, during a Reporting Period when the FTSE Index sharply declined, also buoyed the Fund’s relative results.

Q	What were some of the Fund’s best-performing individual holdings?

A

The Fund’s position in Camden Property Trust, a REIT focused on the ownership, management and development of multifamily apartment communities, was the top contributor to the Fund’s relative results during the Reporting Period. We had exited the Fund’s position in the REIT toward the beginning of 2023 given our concerns around increasing and new supply coming to market. We redeployed the proceeds of the sale into single-family rental and coastal multifamily residential REITs, where the fundamental backdrop appeared, in our view, to be stronger. This disciplined stock selection strategy proved beneficial, as Camden Property Trust subsequently underperformed the residential sector by 15% and the overall REIT market by approximately 18% during the Reporting Period.

Similarly, the Fund’s underweighted position in Mid-America Apartment Communities, a real estate developer of quality apartment communities in high growth Sunbelt and Midwest regions of the U.S., contributed positively to its relative results during the Reporting Period. The Fund benefited from the underweight position, as the REIT was impacted negatively by slower revenue growth, due, in turn, to lower levels of job growth and higher levels of new supply within the Sunbelt region as well as growing expense pressures from higher real estate taxes, utilities and insurance.

The Fund’s overweight position in Ryman Hospitality Properties, a leading lodging and hospitality REIT that specializes in upscale convention center resorts and country music entertainment experiences, was also a top contributor to relative results during the Reporting Period. Its shares posted a robust double-digit gain during the Reporting Period, outperforming both the hotel REIT subsector and the broader U.S. REIT market. Throughout 2023, Ryman Hospitality Properties generated earnings results that were

17

PORTFOLIO RESULTS

better than its peers given its outsized exposure to the group hotel segment, which continued to outperform both leisure and corporate travel.

Q	What were some of the Fund’s weakest- performing individual holdings?

A

The Fund’s overweight position in CubeSmart, a self-storage facility REIT and a new purchase for the Fund, detracted most from the Fund’s results during the Reporting Period. Self-storage REITs broadly faced cyclical headwinds stemming from higher interest rates, which, in turn, reduced housing turnover. This low turnover impacted CubeSmart given that approximately 30% of its customers come from this cohort. Additionally, CubeSmart faced a decline in occupancy and move-in rents and an increase in expenses. Although the stock experienced a few headwinds, at the end of the Reporting Period, we believed the company continued to trade at an attractive valuation.

Alexandria Real Estate Equities, the largest owner of life science office space, also detracted from the Fund’s relative performance during the Reporting Period. The REIT was affected by the broader office REIT downturn in 2023, but we believed the demand for life science space would continue to be strong during the coming years, fueled by drug research and innovation. Indeed, at the end of the Reporting Period, we believed the life science office space was relatively immune to the work-from-home trends, as it is not possible to collaborate with others to research and create new drugs from one’s home. New permits and new builds had essentially stopped during the Reporting Period given the rising cost of capital. Thus, with vacancies in three primary life science clusters remaining low, we believed rents should remain relatively firm going forward.

UDR, a self-administered REIT focused on owning, operating and developing apartment communities, was a new purchase for the Fund during the Reporting Period. UDR has an extensive portfolio of modern apartments, houses and residential properties across the U.S. We initiated the position based on its diversified portfolio, with exposure to both coastal and Sunbelt regions, and its ability to maintain stable margins. However, UDR detracted from the Fund’s relative returns during the Reporting Period, adversely impacted by slower revenue growth due to lower levels of job growth and higher levels of new supply within the Sunbelt region. Growing expense pressures from higher real estate taxes, utilities and insurance also pressured UDR’s stock during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

In addition to those new purchases already mentioned, we established a Fund position in Kimco Realty, a REIT focused on investing in shopping centers, during the Reporting Period. We initiated the position in late 2023 given what we saw as its attractive valuation, since it had underperformed its peers and the overall REIT market through most of the calendar year. Investors had been concerned about Kimco Realty’s planned acquisition of RPT Realty, announced in September 2023. We thought the acquisition would prove to be more accretive to Kimco Realty’s cash flow than the market was forecasting.

Conversely, in addition to the sale of Camden Property Trust, mentioned earlier, we eliminated the Fund’s position in Terreno Realty during the Reporting Period. Terreno Realty is a REIT focused on the acquisition, management and ownership of industrial properties. Regionally, it focuses exclusively on six major U.S. coastal markets. Such a concentration drove us to be concerned about the underlying fundamentals in some of its markets. We chose to rotate instead into other industrial REITs.

We sold the Fund’s position in HealthCare Realty Trust, a health care REIT, during the Reporting Period. We exited the name to consolidate the Fund’s positions into health care REITs in which we held more conviction.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to the retail, office and residential subsectors increased relative to the Wilshire Index and its exposure to the technology and health care subsectors decreased relative to the Wilshire Index. The Fund’s position in cash also decreased during the Reporting Period.

18

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A

From a subsector perspective, the Fund had overweighted exposure compared to the Wilshire Index in the technology and hotel subsectors and had underweighted exposure compared to the Wilshire Index in the retail and health care subsectors. The Fund was rather neutrally weighted in the self-storage, industrials, office and residential subsectors of the Wilshire Index at the end of the Reporting Period.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

While the U.S. listed real estate market had a tough start to 2023, the sector ended the year strongly. At the end of the Reporting Period, we believed there were several upcoming catalysts that should buoy performance going forward. These include stabilization of the interest rate environment, which should be key for the telecommunications tower stocks, which were already trading at compelling valuations at the end of the calendar year. Clarity into when we will see rate hikes end also provides insight into financing for real estate, which should add stabilization in real asset prices, in our view. When looking at historical data, real estate tends to outperform other asset classes after the end of a target hiking period. Additionally, with some estimates showing interest rate cuts beginning as early as the second quarter of 2024, the yield real estate can provide will likely become more attractive, in our opinion.

From a valuation perspective, real estate was attractively valued compared to the broader U.S. equity market at the end of the Reporting Period, in our view. We believed this, coupled with the forward performance at the completion of rate hikes, makes it a compelling opportunity to gain access to the real estate market at a discount. Public markets were still more attractively valued than private markets at the end of the Reporting Period. Also, several of the subsectors in the U.S. REIT market, like lab office, data centers, towers, self-storage and more, have become a bigger piece of the public real estate market and maintain stronger underlying fundamentals, in our analysis.

All that said, not all companies and property types will perform equally, making a compelling case, we believe, for active management. For example, less business is taking place in brick and mortar retail stores, offices and business-oriented hotels. More is being done digitally, which the towers and digital storage REITS are helping facilitate. Net Zero ambitions, aging grid systems, and an increased need for grid capacity have been highlighting the critical need for global grid infrastructure. Innovation trends underpinning biotechnology are driving demand for life science office space. The definition of “home” has become expansive and is now captured across each stage of life—student housing, multi-family, single family rental, manufactured housing and senior housing.

Given the market environment seen at the end of the Reporting Period, we viewed real estate as increasingly attractive based on the asset class offering historically strong performance after a period of interest rate hikes and historically strong performance during economic recoveries. Select REITs, in our view, stand to benefit in an inflationary environment, unlike bonds, since rents and leases can be re-set higher to reflect higher consumer prices so long as the inflation is tied to an improving economy. Additionally, rising inflation leads to increased input costs to manufacturing, labor and construction. This limits the amount of new development projects—redirecting demand to existing assets and making them more valuable and driving rents higher still.

Going forward, we intend to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, staying focused on the long-term investment horizon. We believe this fundamental approach can generate strong returns in the long term.

Overall, we believe REITs can continue to offer attractive liquidity and risk-adjusted total returns given the yield, growth, diversification and inflation-hedging benefits the asset class has historically exhibited. On a stock level, we believe attractive opportunities may be found across the sector, as various property subsectors could offer wide dispersions in returns. As fundamental, bottom-up investors, we see opportunities beyond the headline risks associated with certain regions and intend to continue to focus our approach on those companies that have well-capitalized

19

PORTFOLIO RESULTS

balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team with a sound capital allocation strategy.

Sector and subsector allocations throughout this shareholder report are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index.

20

FUND BASICS

Goldman Sachs Real Estate Securities Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23[1]

Holding	% of Net Assets	Line of Business	Country
Prologis, Inc. REIT	15.9%	Real Estate	United States
Equinix, Inc. REIT	9.9	Real Estate	United States
Welltower, Inc. REIT	6.1	Real Estate	United States
Extra Space Storage, Inc. REIT	5.6	Real Estate	United States
AvalonBay Communities, Inc. REIT	4.4	Real Estate	United States
Simon Property Group, Inc. REIT	4.3	Real Estate	United States
Alexandria Real Estate Equities, Inc. REIT	3.7	Real Estate	United States
Digital Realty Trust, Inc. REIT	3.5	Real Estate	United States
Public Storage REIT	3.3	Real Estate	United States
Invitation Homes, Inc. REIT	3.3	Real Estate	United States

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

21

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Wilshire U.S. Real Estate Securities Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Real Estate Securities Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	16.58%	6.95%	6.65%	—

Including sales charges	10.12%	5.75%	6.06%	—

Class C

Excluding contingent deferred sales charges	15.63%	6.15%	5.86%	—

Including contingent deferred sales charges	14.59%	6.15%	5.86%	—

Institutional	16.92%	7.33%	7.06%	—

Service	16.34%	6.82%	6.53%	—

Investor	16.91%	7.22%	6.93%	—

Class R6 (Commenced on July 31, 2015)	17.04%	7.34%	—	5.12%

Class R	16.26%	6.67%	6.39%	—

Class P (Commenced on April 17, 2018)	16.94%	7.35%	—	6.66%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6, Class R and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

22

FUND BASICS

Index Definitions

The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pureplay infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 97.9%

Australia – 3.8%
813,395	Transurban Group (Transportation)	$7,600,675

Canada – 14.1%
302,917	Enbridge, Inc. (Energy)	10,904,601
23,036	Fortis, Inc. (Utilities)	947,657
106,457	Hydro One Ltd. (Utilities)(a)	3,189,572
104,789	Keyera Corp. (Energy)	2,533,030
69,870	Northland Power, Inc. (Utilities)	1,269,213
121,256	Pembina Pipeline Corp. (Energy)	4,174,709
139,092	TC Energy Corp. (Energy)	5,433,306

		28,452,088

China – 1.5%
265,000	ENN Energy Holdings Ltd. (Utilities)	1,956,879
1,254,000	Jiangsu Expressway Co. Ltd., Class H (Transportation)	1,128,343

		3,085,222

France – 7.8%
97,071	Engie SA (Utilities)	1,710,032
30,479	Veolia Environnement SA (Utilities)	963,340
104,977	Vinci SA (Capital Goods)	13,210,860

		15,884,232

Italy – 1.0%
518,610	Enav SpA (Transportation)(a)	1,969,850

Japan – 0.7%
71,600	Osaka Gas Co. Ltd. (Utilities)	1,494,612

Spain – 6.4%
25,335	Aena SME SA (Transportation)(a)	4,598,586
159,713	Cellnex Telecom SA (Telecommunication Services)*(a)	6,288,381
164,889	Iberdrola SA (Utilities)	2,162,813

		13,049,780

United Kingdom – 7.5%
861,749	National Grid PLC (Utilities)	11,608,909
109,617	Severn Trent PLC (Utilities)	3,604,706

		15,213,615

United States – 55.1%
72,584	AES Corp. (The) (Utilities)	1,397,242
20,955	Ameren Corp. (Utilities)	1,515,885
77,560	American Tower Corp. REIT (Equity Real Estate Investment Trusts (REITs))	16,743,653
21,285	American Water Works Co., Inc. (Utilities)	2,809,407
29,782	Atmos Energy Corp. (Utilities)	3,451,734
130,752	CenterPoint Energy, Inc. (Utilities)	3,735,585
51,312	Cheniere Energy, Inc. (Energy)	8,759,472
41,599	CMS Energy Corp. (Utilities)	2,415,654

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
22,155	Consolidated Edison, Inc. (Utilities)	$2,015,440
46,409	Crown Castle, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	5,345,853
60,124	DT Midstream, Inc. (Energy)	3,294,795
33,766	Edison International (Utilities)	2,413,931
1,232	Equinix, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	992,240
66,914	Eversource Energy (Utilities)	4,129,932
101,331	Exelon Corp. (Utilities)	3,637,783
131,272	Ferrovial SE (Capital Goods)	4,791,544
122,314	Kinder Morgan, Inc. (Energy)	2,157,619
61,272	Kodiak Gas Services, Inc. (Energy)	1,230,342
2,349	Linde PLC (Materials)	964,758
40,425	NextEra Energy, Inc. (Utilities)	2,455,414
49,371	ONEOK, Inc. (Energy)	3,466,832
226,603	PG&E Corp. (Utilities)	4,085,652
27,876	SBA Communications Corp. REIT (Equity Real Estate Investment Trusts (REITs))	7,071,862
111,597	Sempra (Utilities)	8,339,644
63,583	Targa Resources Corp. (Energy)	5,523,455
24,252	WEC Energy Group, Inc. (Utilities)	2,041,291
136,263	Williams Cos., Inc. (The) (Energy)	4,746,040
32,147	Xcel Energy, Inc. (Utilities)	1,990,221

		111,523,280

TOTAL COMMON STOCKS (Cost $157,033,822)		198,273,354

Shares	Dividend Rate	Value

Investment Company – 0.9%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,751,375	5.248%	1,751,375
(Cost $1,751,375)

TOTAL INVESTMENTS – 98.8% (Cost $158,785,197)		$200,024,729

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		2,400,166

NET ASSETS – 100.0%		$202,424,895

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Represents an affiliated issuer.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Utilities	37.7%
Energy	26.1
Industrials	16.6
Real Estate	15.1
Communication Services	3.1
Investment Company	0.9
Materials	0.5
TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 98.1%

Australia – 3.3%
226,140	Dexus REIT (Equity Real Estate Investment Trusts (REITs))	$1,181,841
64,341	Goodman Group REIT (Equity Real Estate Investment Trusts (REITs))	1,107,750
593,604	Region RE Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	913,276
539,835	Stockland REIT (Equity Real Estate Investment Trusts (REITs))	1,637,122

		4,839,989

Canada – 2.5%
38,026	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	1,400,452
90,576	Dream Industrial Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts (REITs))	954,259
93,177	RioCan Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts (REITs))	1,309,351

		3,664,062

France – 1.3%
15,349	Gecina SA REIT (Equity Real Estate Investment Trusts (REITs))	1,868,574

Germany – 2.3%
72,599	Instone Real Estate Group SE (Real Estate Management & Development)(a)	585,057
90,626	Vonovia SE (Real Estate Management & Development)	2,847,624

		3,432,681

Hong Kong – 4.3%
167,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	838,189
266,500	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	926,902
219,800	Link REIT (Equity Real Estate Investment Trusts (REITs))	1,234,189
1,527,879	Sino Land Co. Ltd. (Real Estate Management & Development)	1,661,540
156,500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,693,545

		6,354,365

Japan – 10.0%
571	Comforia Residential REIT, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,282,542

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
3,575	Invincible Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	$1,545,179
1,541	Japan Metropolitan Fund Invest REIT (Equity Real Estate Investment Trusts (REITs))	1,112,296
29,000	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	1,229,881
47,800	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	655,246
123,400	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	3,017,093
127	Nippon Accommodations Fund, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	543,616
448	Nippon Building Fund, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,939,340
700	Nippon Prologis REIT, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,345,948
72,000	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,133,650

		14,804,791

Netherlands – 0.7%
65,141	CTP NV (Real Estate Management & Development)(a)	1,100,497

Singapore – 3.4%
504,100	CapitaLand Ascendas REIT (Equity Real Estate Investment Trusts (REITs))	1,155,687
947,400	Capitaland India Trust (Real Estate Management & Development)	818,364
2,544,300	Far East Hospitality Trust (Equity Real Estate Investment Trusts (REITs))	1,282,030
549,100	Frasers Logistics & Commercial Trust REIT (Equity Real Estate Investment Trusts (REITs))	478,030
2,799,409	Lendlease Global Commercial REIT (Equity Real Estate Investment Trusts (REITs))	1,367,149

		5,101,260

Spain – 1.9%
39,931	Cellnex Telecom SA (Telecommunication Services)*(a)	1,572,204
116,063	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts (REITs))	1,288,657

		2,860,861

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)

Sweden – 1.2%
120,642	Castellum AB (Real Estate Management & Development)*	$1,712,965

United Kingdom – 6.0%
123,587	Big Yellow Group PLC REIT (Equity Real Estate Investment Trusts (REITs))	1,923,943
35,475	Derwent London PLC REIT (Equity Real Estate Investment Trusts (REITs))	1,066,944
213,347	Segro PLC REIT (Equity Real Estate Investment Trusts (REITs))	2,405,971
1,059,596	Shaftesbury Capital PLC REIT (Equity Real Estate Investment Trusts (REITs))	1,865,048
117,109	UNITE Group PLC (The) REIT (Equity Real Estate Investment Trusts (REITs))	1,555,618

		8,817,524

United States – 61.2%
26,307	Alexandria Real Estate Equities, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,334,938
50,858	American Homes 4 Rent, Class A REIT (Equity Real Estate Investment Trusts (REITs))	1,828,854
7,746	American Tower Corp. REIT (Equity Real Estate Investment Trusts (REITs))	1,672,206
68,262	Americold Realty Trust, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	2,066,291
21,547	AvalonBay Communities, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	4,034,029
25,711	Boston Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,804,141
7,989	CBRE Group, Inc., Class A (Real Estate Management & Development)*	743,696
31,593	Cousins Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	769,290
89,624	CubeSmart REIT (Equity Real Estate Investment Trusts (REITs))	4,154,072
19,277	Digital Realty Trust, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	2,594,299
10,937	EastGroup Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	2,007,377
9,399	Equinix, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	7,569,861

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
34,502	Equity LifeStyle Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	$2,433,771
11,884	Equity Residential REIT (Equity Real Estate Investment Trusts (REITs))	726,825
6,121	Essex Property Trust, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,517,641
24,397	Extra Space Storage, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,911,571
20,527	Federal Realty Investment Trust REIT (Equity Real Estate Investment Trusts (REITs))	2,115,307
25,615	Healthpeak Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	507,177
3,900	Hilton Worldwide Holdings, Inc. (Consumer Services)	710,151
7,651	Hyatt Hotels Corp., Class A (Consumer Services)	997,767
96,578	Invitation Homes, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,294,276
101,937	Kimco Realty Corp. REIT (Equity Real Estate Investment Trusts (REITs))	2,172,277
4,447	Mid-America Apartment Communities, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	597,944
93,191	Prologis, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	12,422,360
38,578	Realty Income Corp. REIT (Equity Real Estate Investment Trusts (REITs))	2,215,149
38,555	Regency Centers Corp. REIT (Equity Real Estate Investment Trusts (REITs))	2,583,185
13,745	Ryman Hospitality Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,512,775
6,690	SBA Communications Corp. REIT (Equity Real Estate Investment Trusts (REITs))	1,697,186
18,460	Simon Property Group, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	2,633,134
7,931	Sun Communities, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,059,978
55,678	UDR, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	2,131,911

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

United States – (continued)
58,789	Ventas, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	$2,930,044
131,065	VICI Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	4,178,352
9,024	W.P. Carey, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	584,845
55,274	Welltower, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	4,984,057

		90,496,737

TOTAL COMMON STOCKS (Cost $125,867,834)		145,054,306

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,511,286	5.248%	1,511,286
(Cost $1,511,286)

TOTAL INVESTMENTS – 99.1% (Cost $127,379,120)		$146,565,592

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		1,334,518

NET ASSETS – 100.0%		$147,900,110

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security. (a) Exempt from registration under Rule 144A of the Securities Act of 1933. (b) Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name		% of Market Value

Real Estate		95.9%

Consumer Discretionary		2.0

Communication Services		1.1

Investment Company		1.0

TOTAL INVESTMENTS		100.0%

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 98.9%

Health Care REITs – 9.6%
26,484	Healthpeak Properties, Inc. REIT	$524,383
61,893	Ventas, Inc. REIT	3,084,747
68,508	Welltower, Inc. REIT	6,177,366

		9,786,496

Hotel & Resort REITs – 1.9%
17,229	Ryman Hospitality Properties, Inc. REIT	1,896,224

Hotels, Restaurants & Leisure – 2.0%
4,044	Hilton Worldwide Holdings, Inc.	736,372
9,863	Hyatt Hotels Corp., Class A	1,286,234

		2,022,606

Industrial REITs – 19.3%
37,418	Americold Realty Trust, Inc. REIT	1,132,643
12,630	EastGroup Properties, Inc. REIT	2,318,110
121,261	Prologis, Inc. REIT	16,164,091

		19,614,844

Office REITs – 7.0%
29,678	Alexandria Real Estate Equities, Inc. REIT	3,762,280
28,834	Boston Properties, Inc. REIT	2,023,282
56,265	Cousins Properties, Inc. REIT	1,370,053

		7,155,615

Real Estate Management & Development – 0.7%
8,034	CBRE Group, Inc., Class A*	747,885

Residential REITs – 19.0%
58,212	American Homes 4 Rent, Class A REIT	2,093,304
24,069	AvalonBay Communities, Inc. REIT	4,506,198
36,997	Equity LifeStyle Properties, Inc. REIT	2,609,768
21,362	Equity Residential REIT	1,306,500
6,342	Essex Property Trust, Inc. REIT	1,572,436
98,450	Invitation Homes, Inc. REIT	3,358,130
6,135	Mid-America Apartment Communities, Inc. REIT	824,912
6,594	Sun Communities, Inc. REIT	881,288
57,469	UDR, Inc. REIT	2,200,488

		19,353,024

Retail REITs – 10.9%
20,590	Federal Realty Investment Trust REIT	2,121,800
95,195	Kimco Realty Corp. REIT	2,028,605
37,391	Regency Centers Corp. REIT	2,505,197
30,544	Simon Property Group, Inc. REIT	4,356,796

		11,012,398

Specialized REITs – 28.5%
5,092	American Tower Corp. REIT	1,099,261
50,499	CubeSmart REIT	2,340,628
26,516	Digital Realty Trust, Inc. REIT	3,568,523
12,469	Equinix, Inc. REIT	10,042,408
35,832	Extra Space Storage, Inc. REIT	5,744,945

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
11,064	Public Storage REIT	$3,374,520
5,042	SBA Communications Corp. REIT	1,279,105
55,071	VICI Properties, Inc. REIT	1,755,663

		29,205,053

TOTAL COMMON STOCKS (Cost $63,779,601)		100,794,145

Shares	Dividend Rate	Value

Investment Company – 0.3%(a)

Goldman Sachs Financial Square Government Fund - Institutional Shares
262,850	5.248%	262,850
(Cost $262,850)

TOTAL INVESTMENTS – 99.2% (Cost $64,042,451)		$101,056,995

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		818,901

NET ASSETS – 100.0%		$101,875,896

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

* Non-income producing security. (a) Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities December 31, 2023

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund

Assets:

Investments in unaffiliated issuers, at value (cost $157,033,822, $125,867,834 and $63,779,601, respectively)	$198,273,354	$145,054,306	$100,794,145
Investments in affiliated issuers, at value (cost $1,751,375, $1,511,286 and $262,850, respectively)	1,751,375	1,511,286	262,850
Cash	622,004	653,841	801,329
Foreign Currency, at value (cost $675,628, $63,042 and $–, respectively)	675,024	63,312	—
Receivables:
Dividends	933,357	644,495	397,623
Investments sold	572,664	1,044,319	—
Foreign tax reclaims	454,791	135,140	—
Reimbursement from investment adviser	22,994	11,836	39,566
Fund shares sold	211	197	2,536
Other assets	67,832	56,803	49,541

Total assets	203,373,606	149,175,535	102,347,590

Liabilities:

Payables:
Investments purchased	571,320	—	—
Management fees	156,067	112,183	71,990
Fund shares redeemed	89,679	1,028,440	195,138
Distribution and Service fees and Transfer Agency fees	5,610	4,326	13,395
Accrued expenses	126,035	130,476	191,171

Total liabilities	948,711	1,275,425	471,694

Net Assets:

Paid-in Capital	171,785,394	164,237,341	65,964,170
Total distributable earnings (loss)	30,639,501	(16,337,231)	35,911,726

NET ASSETS	$202,424,895	$147,900,110	$101,875,896
Net Assets:
Class A	$184,605	$1,177,811	$14,174,830
Class C	257,109	34,983	730,492
Institutional	8,590,668	1,155,464	26,103,869
Service	—	—	362,421
Investor	1,195,375	137,186	843,065
Class R6	112,269,728	95,977,669	2,563,688
Class R	—	—	512,188
Class P	79,927,410	49,416,997	56,585,343
Total Net Assets	$202,424,895	$147,900,110	$101,875,896
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	14,722	119,862	1,238,955
Class C	20,761	3,599	69,635
Institutional	687,494	117,412	2,156,284
Service	—	—	31,293
Investor	95,830	13,982	72,372
Class R6	9,007,567	9,766,253	211,756
Class R	—	—	45,684
Class P	6,417,128	5,032,822	4,675,331
Net asset value, offering and redemption price per share:(a)
Class A	$12.54	$9.83	$11.44
Class C	12.38	9.72	10.49
Institutional	12.50	9.84	12.11
Service	—	—	11.58
Investor	12.47	9.81	11.65
Class R6	12.46	9.83	12.11
Class R	—	—	11.21
Class P	12.46	9.82	12.10

(a)

Maximum public offering price per share for Class A Shares of the Global Infrastructure, Global Real Estate Securities and Real Estate Securities is $13.27, $10.40 and $12.11, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations For the Fiscal Year Ended December 31, 2023

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $528,832, $165,242 and $–, respectively)	$7,829,975	$4,244,329	$3,383,915

Dividends — affiliated issuers	124,003	89,004	27,434

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	—	4,521	681

Total Investment Income	7,953,978	4,337,854	3,412,030

Expenses:

Management fees	2,045,608	1,134,756	942,518

Registration fees	138,280	89,200	109,114

Professional fees	136,906	176,783	125,430

Transfer Agency fees(a)	71,669	38,537	55,301

Custody, accounting and administrative services	56,696	96,338	25,380

Trustee fees	39,863	21,663	21,644

Printing and mailing costs	28,582	36,928	10,350

Distribution and/or Service (12b-1) fees(a)	3,376	3,268	44,030

Shareholder meeting expense	1,002	1,113	2,327

Service fees — Class C	893	115	1,953

Shareholder Administration fees — Service Shares	—	—	835

Other	22,110	17,014	6,907

Total expenses	2,544,985	1,615,715	1,345,789

Less — expense reductions	(304,806)	(436,105)	(328,702)

Net expenses	2,240,179	1,179,610	1,017,087

NET INVESTMENT INCOME	5,713,799	3,158,244	2,394,943

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,582,313)	(1,057,340)	(161,117)

Foreign currency transactions	(22,067)	(26,299)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	8,013,954	14,643,359	14,059,042

Foreign currency translations	13,383	(2,864)	—

Net realized and unrealized gain	4,422,957	13,556,856	13,897,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,136,756	$16,715,100	$16,292,868

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Infrastructure Fund	$603	$2,679	$—	$94	$377	$557	$3,336	$—	$2,317	$35,118	$30	$29,934
Global Real Estate Securities Fund	2,847	344	—	77	1,767	71	654	—	397	21,471	24	14,153
Real Estate Securities Fund	34,683	5,858	835	2,654	21,524	1,213	9,903	134	1,590	723	825	19,389

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Infrastructure Fund		Global Real Estate Securities Fund

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$5,713,799	$5,158,237	$3,158,244	$2,844,038

Net realized loss	(3,604,380)	(1,846,909)	(1,083,639)	(15,342,366)

Net change in unrealized gain (loss)	8,027,337	(23,635,365)	14,640,495	(42,260,955)

Net increase (decrease) in net assets resulting from operations	10,136,756	(20,324,037)	16,715,100	(54,759,283)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(5,096)	(18,113)	(18,101)	(26,148)

Class C Shares	(4,554)	(4,268)	(422)	(949)

Institutional Shares	(197,215)	(293,158)	(21,099)	(99,057)

Investor Shares	(36,232)	(22,644)	(5,777)	(1,436)

Class R6 Shares	(2,908,704)	(2,630,683)	(1,321,028)	(1,886,221)

Class R Shares	(345)	(456)	(247)	(579)

Class P Shares	(2,535,438)	(2,043,315)	(885,231)	(1,346,410)

From return of capital:

Class A Shares	(280)	(2,427)	—	(8,203)

Class C Shares	(250)	(572)	—	(298)

Institutional Shares	(10,831)	(39,281)	—	(31,075)

Investor Shares	(1,990)	(3,034)	—	(451)

Class R6 Shares	(159,743)	(352,488)	—	(591,735)

Class R Shares	(19)	(61)	—	(182)

Class P Shares	(139,244)	(273,786)	—	(422,388)

Total distributions to shareholders	(5,999,941)	(5,684,286)	(2,251,905)	(4,415,132)

From share transactions:

Proceeds from sales of shares	28,491,197	47,639,483	30,072,029	55,195,029

Proceeds received in connection with merger	—	—	—	38,550,687

Reinvestment of distributions	5,999,949	5,676,438	2,251,724	4,414,650

Cost of shares redeemed	(87,499,024)	(71,104,641)	(18,279,651)	(97,246,189)

Net increase (decrease) in net assets resulting from share transactions	(53,007,878)	(17,788,720)	14,044,102	914,177

TOTAL INCREASE (DECREASE)	(48,871,063)	(43,797,043)	28,507,297	(58,260,238)

Net Assets:

Beginning of year	251,295,958	295,093,001	119,392,813	177,653,051

End of year	$202,424,895	$251,295,958	$147,900,110	$119,392,813

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund.

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$2,394,943	$1,928,842

Net realized gain (loss)	(161,117)	2,626,891

Net change in unrealized gain (loss)	14,059,042	(52,492,372)

Net increase (decrease) in net assets resulting from operations	16,292,868	(47,936,639)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(570,528)	(711,739)

Class C Shares	(30,254)	(41,004)

Institutional Shares	(1,076,826)	(1,213,081)

Service Shares	(13,695)	(14,637)

Investor Shares	(36,541)	(77,244)

Class R6 Shares	(101,579)	(115,061)

Class R Shares	(19,874)	(39,422)

Class P Shares	(2,538,845)	(3,439,977)

Total distributions to shareholders	(4,388,142)	(5,652,185)

From share transactions:

Proceeds from sales of shares	13,553,220	22,993,292

Reinvestment of distributions	4,364,052	5,622,085

Cost of shares redeemed	(42,669,405)	(36,947,780)

Net decrease in net assets resulting from share transactions	(24,752,133)	(8,332,403)

TOTAL DECREASE	(12,847,407)	(61,921,227)

Net Assets:

Beginning of year	114,723,303	176,644,530

End of year	$101,875,896	$114,723,303

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.27	$13.45	$11.78	$12.47	$9.68

Net investment income(a)	0.25	0.18	0.15	0.14	0.18

Net realized and unrealized gain (loss)	0.32	(1.20)	1.74	(0.64)	2.83

Total from investment operations	0.57	(1.02)	1.89	(0.50)	3.01

Distributions to shareholders from net investment income	(0.29)	(0.14)	(0.18)	(0.16)	(0.19)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.01)	(0.02)	–	(0.03)	(0.03)

Total distributions	(0.30)	(0.16)	(0.22)	(0.19)	(0.22)

Net asset value, end of year	$12.54	$12.27	$13.45	$11.78	$12.47

Total Return(b)	4.78%	(7.62)%	16.15%	(3.97)%	31.22%

Net assets, end of year (in 000’s)	$185	$296	$1,302	$357	$782

Ratio of net expenses to average net assets	1.31%	1.35%	1.35%	1.34%	1.36%

Ratio of total expenses to average net assets	1.49%	1.41%	1.45%	1.56%	1.51%

Ratio of net investment income to average net assets	2.06%	1.44%	1.14%	1.17%	1.53%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.11	$13.34	$11.70	$12.41	$9.65

Net investment income(a)	0.16	0.09	0.05	0.02	0.11

Net realized and unrealized gain (loss)	0.31	(1.20)	1.73	(0.62)	2.80

Total from investment operations	0.47	(1.11)	1.78	(0.60)	2.91

Distributions to shareholders from net investment income	(0.19)	(0.11)	(0.10)	(0.09)	(0.13)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.01)	(0.01)	–	(0.02)	(0.02)

Total distributions	(0.20)	(0.12)	(0.14)	(0.11)	(0.15)

Net asset value, end of year	$12.38	$12.11	$13.34	$11.70	$12.41

Total Return(b)	3.95%	(8.29)%	15.28%	(4.78)%	30.31%

Net assets, end of year (in 000’s)	$257	$454	$622	$868	$2,607

Ratio of net expenses to average net assets	2.06%	2.10%	2.10%	2.09%	2.11%

Ratio of total expenses to average net assets	2.24%	2.17%	2.20%	2.30%	2.26%

Ratio of net investment income to average net assets	1.35%	0.71%	0.39%	0.21%	1.01%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.23	$13.47	$11.80	$12.50	$9.71

Net investment income(a)	0.27	0.25	0.19	0.21	0.19

Net realized and unrealized gain (loss)	0.34	(1.22)	1.74	(0.68)	2.87

Total from investment operations	0.61	(0.97)	1.93	(0.47)	3.06

Distributions to shareholders from net investment income	(0.32)	(0.23)	(0.22)	(0.17)	(0.24)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.02)	(0.04)	–	(0.06)	(0.03)

Total distributions	(0.34)	(0.27)	(0.26)	(0.23)	(0.27)

Net asset value, end of year	$12.50	$12.23	$13.47	$11.80	$12.50

Total Return(b)	5.13%	(7.24)%	16.50%	(3.63)%	31.66%

Net assets, end of year (in 000’s)	$8,591	$13,554	$8,983	$6,772	$1,264

Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	1.00%

Ratio of total expenses to average net assets	1.12%	1.04%	1.08%	1.19%	1.13%

Ratio of net investment income to average net assets	2.25%	1.94%	1.50%	1.82%	1.70%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.21	$13.46	$11.78	$12.47	$9.68

Net investment income(a)	0.29	0.27	0.18	0.10	0.22

Net realized and unrealized gain (loss)	0.30	(1.27)	1.75	(0.58)	2.82

Total from investment operations	0.59	(1.00)	1.93	(0.48)	3.04

Distributions to shareholders from net investment income	(0.31)	(0.21)	(0.21)	(0.19)	(0.22)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.02)	(0.04)	–	(0.02)	(0.03)

Total distributions	(0.33)	(0.25)	(0.25)	(0.21)	(0.25)

Net asset value, end of year	$12.47	$12.21	$13.46	$11.78	$12.47

Total Return(b)	5.00%	(7.41)%	16.49%	(3.80)%	31.49%

Net assets, end of year (in 000’s)	$1,195	$1,720	$248	$181	$929

Ratio of net expenses to average net assets	1.06%	1.10%	1.10%	1.09%	1.10%

Ratio of total expenses to average net assets	1.24%	1.16%	1.20%	1.29%	1.26%

Ratio of net investment income to average net assets	2.41%	2.17%	1.39%	0.86%	1.96%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.20	$13.44	$11.77	$12.47	$9.69

Net investment income(a)	0.31	0.24	0.19	0.18	0.23

Net realized and unrealized gain (loss)	0.29	(1.21)	1.74	(0.65)	2.82

Total from investment operations	0.60	(0.97)	1.93	(0.47)	3.05

Distributions to shareholders from net investment income	(0.32)	(0.24)	(0.22)	(0.19)	(0.24)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.02)	(0.03)	–	(0.04)	(0.03)

Total distributions	(0.34)	(0.27)	(0.26)	(0.23)	(0.27)

Net asset value, end of year	$12.46	$12.20	$13.44	$11.77	$12.47

Total Return(b)	5.09%	(7.25)%	16.55%	(3.64)%	31.63%

Net assets, end of year (in 000’s)	$112,270	$128,064	$166,430	$160,304	$187,335

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	1.12%	1.04%	1.07%	1.18%	1.11%

Ratio of net investment income to average net assets	2.55%	1.86%	1.51%	1.57%	1.94%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Infrastructure Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$12.19	$13.44	$11.76	$12.47	$9.68

Net investment income(a)	0.30	0.24	0.19	0.21	0.23

Net realized and unrealized gain (loss)	0.31	(1.22)	1.75	(0.69)	2.83

Total from investment operations	0.61	(0.98)	1.94	(0.48)	3.06

Distributions to shareholders from net investment income	(0.32)	(0.24)	(0.22)	(0.17)	(0.24)

Distributions to shareholders from net realized gains	–	–	(0.04)	–	–

Distributions to shareholders from return of capital	(0.02)	(0.03)	–	(0.06)	(0.03)

Total distributions	(0.34)	(0.27)	(0.26)	(0.23)	(0.27)

Net asset value, end of year	$12.46	$12.19	$13.44	$11.76	$12.47

Total Return(b)	5.17%	(7.32)%	16.66%	(3.72)%	31.77%

Net assets, end of year (in 000’s)	$79,927	$107,173	$117,473	$12,085	$3,936

Ratio of net expenses to average net assets	0.98%	0.98%	0.98%	0.98%	0.99%

Ratio of total expenses to average net assets	1.12%	1.04%	1.07%	1.18%	1.12%

Ratio of net investment income to average net assets	2.50%	1.87%	1.51%	1.77%	1.99%

Portfolio turnover rate(c)	26%	36%	50%	57%	39%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.85	$12.65	$10.25	$11.14	$9.79

Net investment income(a)	0.20	0.19	0.09	0.12	0.17

Net realized and unrealized gain (loss)	0.93	(3.72)	2.55	(0.88)	2.01

Total from investment operations	1.13	(3.53)	2.64	(0.76)	2.18

Distributions to shareholders from net investment income	(0.15)	(0.05)	(0.24)	(0.10)	(0.53)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.09)	–	(0.01)	–

Total distributions	(0.15)	(0.27)	(0.24)	(0.13)	(0.83)

Net asset value, end of year	$9.83	$8.85	$12.65	$10.25	$11.14

Total Return(b)	12.92%	(27.99)%	25.92%	(6.63)%	22.47%

Net assets, end of year (in 000’s)	$1,178	$1,202	$54	$50	$54

Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.35%	1.36%

Ratio of total expenses to average net assets	1.70%	1.70%	1.58%	1.60%	1.52%

Ratio of net investment income to average net assets	2.17%	1.93%	0.80%	1.21%	1.55%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.76	$12.55	$10.18	$11.09	$9.79

Net investment income(a)	0.12	0.07	0.01	0.04	0.11

Net realized and unrealized gain (loss)	0.92	(3.65)	2.53	(0.87)	1.98

Total from investment operations	1.04	(3.58)	2.54	(0.83)	2.09

Distributions to shareholders from net investment income	(0.08)	(0.03)	(0.17)	(0.05)	(0.49)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.05)	–	(0.01)	–

Total distributions	(0.08)	(0.21)	(0.17)	(0.08)	(0.79)

Net asset value, end of year	$9.72	$8.76	$12.55	$10.18	$11.09

Total Return(b)	12.03%	(28.55)%	25.01%	(7.39)%	21.60%

Net assets, end of year (in 000’s)	$35	$52	$63	$50	$66

Ratio of net expenses to average net assets	2.09%	2.09%	2.09%	2.10%	2.11%

Ratio of total expenses to average net assets	2.46%	2.41%	2.33%	2.34%	2.29%

Ratio of net investment income to average net assets	1.36%	0.71%	0.05%	0.45%	0.96%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.86	$12.65	$10.25	$11.13	$9.82

Net investment income(a)	0.17	0.22	0.13	0.15	0.22

Net realized and unrealized gain (loss)	0.98	(3.71)	2.55	(0.87)	2.00

Total from investment operations	1.15	(3.49)	2.68	(0.72)	2.22

Distributions to shareholders from net investment income	(0.17)	(0.08)	(0.28)	(0.13)	(0.61)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.09)	–	(0.01)	–

Total distributions	(0.17)	(0.30)	(0.28)	(0.16)	(0.91)

Net asset value, end of year	$9.84	$8.86	$12.65	$10.25	$11.13

Total Return(b)	13.21%	(27.72)%	26.38%	(6.26)%	22.91%

Net assets, end of year (in 000’s)	$1,155	$4,225	$411	$2,150	$2,131

Ratio of net expenses to average net assets	0.97%	0.97%	0.97%	0.97%	0.97%

Ratio of total expenses to average net assets	1.32%	1.32%	1.21%	1.22%	1.15%

Ratio of net investment income to average net assets	1.84%	2.26%	1.17%	1.60%	1.98%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.83	$12.62	$10.23	$11.11	$9.80

Net investment income(a)	0.23	0.19	0.12	0.14	0.21

Net realized and unrealized gain (loss)	0.91	(3.69)	2.54	(0.87)	2.00

Total from investment operations	1.14	(3.50)	2.66	(0.73)	2.21

Distributions to shareholders from net investment income	(0.16)	(0.08)	(0.27)	(0.12)	(0.60)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.08)	–	(0.01)	–

Total distributions	(0.16)	(0.29)	(0.27)	(0.15)	(0.90)

Net asset value, end of year	$9.81	$8.83	$12.62	$10.23	$11.11

Total Return(b)	13.18%	(27.85)%	26.20%	(6.37)%	22.79%

Net assets, end of year (in 000’s)	$137	$63	$40	$32	$34

Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.10%	1.11%

Ratio of total expenses to average net assets	1.48%	1.42%	1.33%	1.34%	1.29%

Ratio of net investment income to average net assets	2.60%	1.90%	1.05%	1.45%	1.85%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.84	$12.63	$10.23	$11.11	$9.80

Net investment income(a)	0.24	0.18	0.14	0.15	0.21

Net realized and unrealized gain (loss)	0.92	(3.67)	2.55	(0.87)	2.01

Total from investment operations	1.16	(3.49)	2.69	(0.72)	2.22

Distributions to shareholders from net investment income	(0.17)	(0.11)	(0.29)	(0.13)	(0.61)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.06)	–	(0.01)	–

Total distributions	(0.17)	(0.30)	(0.29)	(0.16)	(0.91)

Net asset value, end of year	$9.83	$8.84	$12.63	$10.23	$11.11

Total Return(b)	13.38%	(27.76)%	26.45%	(6.27)%	22.97%

Net assets, end of year (in 000’s)	$95,978	$67,730	$126,806	$144,290	$193,139

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	1.32%	1.27%	1.20%	1.20%	1.14%

Ratio of net investment income to average net assets	2.64%	1.71%	1.18%	1.58%	1.90%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Global Real Estate Securities Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$8.83	$12.62	$10.22	$11.11	$9.80

Net investment income(a)	0.23	0.19	0.14	0.15	0.22

Net realized and unrealized gain (loss)	0.93	(3.68)	2.55	(0.88)	2.01

Total from investment operations	1.16	(3.49)	2.69	(0.73)	2.23

Distributions to shareholders from net investment income	(0.17)	(0.09)	(0.29)	(0.13)	(0.62)

Distributions to shareholders from net realized gains	–	(0.13)	–	(0.02)	(0.30)

Distributions to shareholders from return of capital	–	(0.08)	–	(0.01)	–

Total distributions	(0.17)	(0.30)	(0.29)	(0.16)	(0.92)

Net asset value, end of year	$9.82	$8.83	$12.62	$10.22	$11.11

Total Return(b)	13.39%	(27.78)%	26.48%	(6.36)%	22.98%

Net assets, end of year (in 000’s)	$49,417	$46,093	$50,241	$33,176	$43,099

Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%

Ratio of total expenses to average net assets	1.32%	1.28%	1.20%	1.20%	1.14%

Ratio of net investment income to average net assets	2.55%	1.91%	1.18%	1.56%	1.98%

Portfolio turnover rate(c)	47%	80%	52%	75%	42%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.23	$14.90	$11.03	$13.27	$12.61

Net investment income(a)	0.21	0.13	0.07	0.12	0.22

Net realized and unrealized gain (loss)	1.45	(4.29)	4.75	(1.22)	2.92

Total from investment operations	1.66	(4.16)	4.82	(1.10)	3.14

Distributions to shareholders from net investment income	(0.16)	(0.15)	(0.13)	(0.14)	(0.22)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.45)	(0.51)	(0.95)	(1.14)	(2.48)

Net asset value, end of year	$11.44	$10.23	$14.90	$11.03	$13.27

Total Return(b)	16.58%	(28.07)%	44.33%	(7.85)%	25.49%

Net assets, end of year (in 000’s)	$14,175	$14,224	$23,278	$19,177	$27,488

Ratio of net expenses to average net assets	1.22%	1.26%	1.28%	1.29%	1.30%

Ratio of total expenses to average net assets	1.55%	1.57%	1.55%	1.62%	1.57%

Ratio of net investment income to average net assets	1.94%	1.03%	0.55%	1.06%	1.51%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.44	$13.82	$10.31	$12.50	$11.99

Net investment income (loss)(a)	0.12	0.03	(0.02)	0.03	0.10

Net realized and unrealized gain (loss)	1.33	(3.96)	4.41	(1.14)	2.78

Total from investment operations	1.45	(3.93)	4.39	(1.11)	2.88

Distributions to shareholders from net investment income	(0.11)	(0.09)	(0.06)	(0.08)	(0.11)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.40)	(0.45)	(0.88)	(1.08)	(2.37)

Net asset value, end of year	$10.49	$9.44	$13.82	$10.31	$12.50

Total Return(b)	15.63%	(28.54)%	43.12%	(8.50)%	24.62%

Net assets, end of year (in 000’s)	$730	$807	$1,540	$1,332	$2,615

Ratio of net expenses to average net assets	1.97%	2.01%	2.03%	2.04%	2.05%

Ratio of total expenses to average net assets	2.30%	2.32%	2.29%	2.37%	2.32%

Ratio of net investment income (loss) to average net assets	1.18%	0.24%	(0.20)%	0.26%	0.69%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.80	$15.67	$11.56	$13.83	$13.05

Net investment income(a)	0.27	0.18	0.13	0.17	0.28

Net realized and unrealized gain (loss)	1.52	(4.51)	4.97	(1.26)	3.03

Total from investment operations	1.79	(4.33)	5.10	(1.09)	3.31

Distributions to shareholders from net investment income	(0.19)	(0.18)	(0.17)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.48)	(0.54)	(0.99)	(1.18)	(2.53)

Net asset value, end of year	$12.11	$10.80	$15.67	$11.56	$13.83

Total Return(b)	16.92%	(27.77)%	44.74%	(7.48)%	26.01%

Net assets, end of year (in 000’s)	$26,104	$24,348	$37,235	$23,409	$30,069

Ratio of net expenses to average net assets	0.89%	0.91%	0.91%	0.91%	0.92%

Ratio of total expenses to average net assets	1.19%	1.20%	1.17%	1.24%	1.19%

Ratio of net investment income to average net assets	2.38%	1.42%	0.92%	1.47%	1.86%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.36	$15.07	$11.15	$13.40	$12.71

Net investment income(a)	0.20	0.08	0.05	0.11	0.21

Net realized and unrealized gain (loss)	1.46	(4.30)	4.80	(1.23)	2.94

Total from investment operations	1.66	(4.22)	4.85	(1.12)	3.15

Distributions to shareholders from net investment income	(0.15)	(0.13)	(0.11)	(0.13)	(0.20)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.44)	(0.49)	(0.93)	(1.13)	(2.46)

Net asset value, end of year	$11.58	$10.36	$15.07	$11.15	$13.40

Total Return(b)	16.34%	(28.12)%	44.13%	(7.95)%	25.40%

Net assets, end of year (in 000’s)	$362	$312	$893	$940	$1,608

Ratio of net expenses to average net assets	1.39%	1.41%	1.41%	1.41%	1.42%

Ratio of total expenses to average net assets	1.69%	1.70%	1.68%	1.74%	1.69%

Ratio of net investment income to average net assets	1.84%	0.66%	0.42%	0.95%	1.43%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.40	$15.13	$11.19	$13.43	$12.73

Net investment income(a)	0.22	0.15	0.11	0.14	0.24

Net realized and unrealized gain (loss)	1.50	(4.35)	4.81	(1.22)	2.97

Total from investment operations	1.72	(4.20)	4.92	(1.08)	3.21

Distributions to shareholders from net investment income	(0.18)	(0.17)	(0.16)	(0.16)	(0.25)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.47)	(0.53)	(0.98)	(1.16)	(2.51)

Net asset value, end of year	$11.65	$10.40	$15.13	$11.19	$13.43

Total Return(b)	16.91%	(27.90)%	44.58%	(7.59)%	25.84%

Net assets, end of year (in 000’s)	$843	$1,428	$2,678	$2,289	$4,532

Ratio of net expenses to average net assets	0.98%	1.01%	1.03%	1.04%	1.05%

Ratio of total expenses to average net assets	1.31%	1.32%	1.30%	1.36%	1.32%

Ratio of net investment income to average net assets	2.03%	1.22%	0.80%	1.17%	1.64%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.79	$15.67	$11.56	$13.83	$13.05

Net investment income(a)	0.26	0.30	0.12	0.18	0.30

Net realized and unrealized gain (loss)	1.54	(4.64)	4.98	(1.27)	3.01

Total from investment operations	1.80	(4.34)	5.10	(1.09)	3.31

Distributions to shareholders from net investment income	(0.19)	(0.18)	(0.17)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.48)	(0.54)	(0.99)	(1.18)	(2.53)

Net asset value, end of year	$12.11	$10.79	$15.67	$11.56	$13.83

Total Return(b)	17.04%	(27.82)%	44.74%	(7.47)%	26.02%

Net assets, end of year (in 000’s)	$2,564	$2,385	$443	$1,116	$973

Ratio of net expenses to average net assets	0.88%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.18%	1.23%	1.18%	1.24%	1.18%

Ratio of net investment income to average net assets	2.31%	2.47%	0.93%	1.52%	1.98%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Class R Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.04	$14.64	$10.87	$13.09	$12.47

Net investment income(a)	0.17	0.10	0.04	0.09	0.18

Net realized and unrealized gain (loss)	1.43	(4.21)	4.66	(1.19)	2.88

Total from investment operations	1.60	(4.11)	4.70	(1.10)	3.06

Distributions to shareholders from net investment income	(0.14)	(0.13)	(0.11)	(0.12)	(0.18)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.43)	(0.49)	(0.93)	(1.12)	(2.44)

Net asset value, end of year	$11.21	$10.04	$14.64	$10.87	$13.09

Total Return(b)	16.26%	(28.22)%	43.82%	(8.00)%	25.14%

Net assets, end of year (in 000’s)	$512	$841	$1,134	$910	$1,440

Ratio of net expenses to average net assets	1.47%	1.51%	1.53%	1.54%	1.55%

Ratio of total expenses to average net assets	1.81%	1.82%	1.79%	1.87%	1.82%

Ratio of net investment income to average net assets	1.63%	0.84%	0.93%	0.79%	1.22%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Real Estate Securities Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.79	$15.66	$11.55	$13.82	$13.04

Net investment income(a)	0.25	0.18	0.13	0.17	0.29

Net realized and unrealized gain (loss)	1.54	(4.51)	4.97	(1.26)	3.02

Total from investment operations	1.79	(4.33)	5.10	(1.09)	3.31

Distributions to shareholders from net investment income	(0.19)	(0.18)	(0.17)	(0.18)	(0.27)

Distributions to shareholders from net realized gains	(0.29)	(0.36)	(0.82)	(1.00)	(2.26)

Total distributions	(0.48)	(0.54)	(0.99)	(1.18)	(2.53)

Net asset value, end of year	$12.10	$10.79	$15.66	$11.55	$13.82

Total Return(b)	16.94%	(27.78)%	44.79%	(7.48)%	26.04%

Net assets, end of year (in 000’s)	$56,585	$70,378	$109,444	$70,215	$89,616

Ratio of net expenses to average net assets	0.88%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.18%	1.19%	1.16%	1.23%	1.18%

Ratio of net investment income to average net assets	2.22%	1.42%	0.93%	1.47%	1.90%

Portfolio turnover rate(c)	35%	35%	37%	57%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Global Infrastructure	A, C, Institutional, Investor, R6 and P	Non-diversified

Global Real Estate Securities	A, C, Institutional, Investor, R6 and P	Diversified

Real Estate Securities	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified

Class A Shares of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each

54

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Global Infrastructure	Quarterly	Annually

Global Real Estate Securities	Quarterly	Annually

Real Estate Securities	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day

55

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of December 31, 2023:

Global Infrastructure

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$4,579,834	$—

Europe	—	46,117,477	—

North America	135,183,824	4,791,544	—

Oceania	—	7,600,675	—

Investment Company	1,751,375	—	—

Total	$136,935,199	$63,089,530	$—

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Global Real Estate Securities

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$2,100,394	$24,160,022	$—

Europe	—	19,793,102	—

North America	94,160,799	—	—

Oceania	—	4,839,989	—

Investment Company	1,511,286	—	—

Total	$97,772,479	$48,793,113	$—

Real Estate Securities

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$100,794,145	$—	$—

Investment Company	262,850	—	—

Total	$101,056,995	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the year ended December 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Global Infrastructure	0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%

Global Real Estate Securities	0.93	0.84	0.80	0.78	0.76	0.93	0.93

Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.84 *

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

Effective April 28, 2023 GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.83% as an annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

For the fiscal year ended December 31, 2023, GSAM waived $4,119, $3,029 and $970 of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Global Infrastructure	$45	$—

Global Real Estate Securities	29	—

Real Estate Securities	482	—

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.07% and 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Global Infrastructure Fund and the Real Estate Securities Fund, respectively. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Prior to April 28, 2023, Goldman Sachs waived a portion equal to 0.01% of the average daily net assets attributable to class A, class C, Investor and Class R shares of the Global Infrastructure Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%, except Global Infrastructure which is at 0.054%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Global Infrastructure	$4,119	$986	$299,701	$304,806

Global Real Estate Securities	3,029	–	433,076	436,105

Real Estate Securities	29,302	4,885	294,515	328,702

G. Line of Credit Facility — As of December 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2023, Goldman Sachs earned $688 and $344 in brokerage commissions from portfolio transactions, on behalf of the Global Real Estate Securities and Real Estate Securities Fund, respectively. The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2023:

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Global Infrastructure

Underlying Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$2,802,075	$53,189,918	$(54,240,618)	$1,751,375	1,751,375	$124,003

Global Real Estate Securities

Underlying Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$1,830,817	$49,107,228	$(49,426,759)	$1,511,286	1,511,286	$89,004

Real Estate Securities

Underlying Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$1,144,583	$21,390,123	$(22,271,856)	$262,850	262,850	$27,434

As of December 31, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Investor

Global Real Estate Securities	86%	24%

As of December 31, 2023, the following Goldman Sachs Funds were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio

Global Infrastructure	–%	6%	34%

Global Real Estate Securities	5	–	43

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were as follows:

Fund	Purchases	Sales

Global Infrastructure	$58,487,123	$111,450,764

Global Real Estate Securities	73,619,287	56,194,329

Real Estate Securities	37,608,525	62,242,657

6. SECURITIES LENDING

The Real Estate Securities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

6. SECURITIES LENDING (continued)

(“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL, and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2023

Global Real Estate Securities	$483	$—	$—

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

6. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2023.

Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023

Global Real Estate Securities	$1,018,728	$3,945,338	$(4,964,066)	$—

Real Estate Securities	—	455,907	(455,907)	—

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities

Distributions paid from:

Ordinary Income	$5,687,584	$2,251,905	$1,806,762

Net long-term capital gains	—	—	2,581,380

Total distributions	$5,687,584	$2,251,905	$4,388,142

Return of Capital	$312,357	$—	$—

The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities

Distributions paid from:

Ordinary Income	$5,012,637	$3,251,319	$3,042,606

Net long-term capital gains	—	109,481	2,609,579

Total distributions	$5,012,637	$3,360,800	$5,652,185

Return of Capital	$671,649	$1,054,332	$—

As of December 31, 2023, the components of accumulated earnings (losses) on a tax basis were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities

Undistributed ordinary income — net	$—	$1,643,776	$541,959

Capital loss carryforwards:

Perpetual Short-Term	(378,718)	(10,281,353)	(541,863)

Perpetual Long-Term	(3,294,571)	(18,286,346)	—

Total capital loss carryforwards	(3,673,289)	(28,567,699)	(541,863)

Timing differences — (Real Estate Investment Trusts, Qualified Late Year Ordinary Loss Deferral and Post October Capital Loss Deferral)	(177,728)	(273,341)	57,851

Unrealized gains (losses) — net	34,490,518	10,860,033	35,853,779

Total accumulated earnings (losses) — net	$30,639,501	$(16,337,231)	$35,911,726

As of December 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities

Tax Cost	$165,546,042	$135,705,863	$65,203,216

Gross unrealized gain	39,731,068	13,944,716	36,964,622

Gross unrealized loss	(5,240,550)	(3,084,683)	(1,110,843)

Net unrealized gain (loss)	$34,490,518	$10,860,033	$35,853,779

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments and passive foreign investment companies.

The Global Infrastructure Fund reclassified $527 from paid-in capital to distributable earnings for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

The Global Real Estate Securities Fund reclassified $99,670 from distributable earnings to paid-in capital for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from return of capital distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

8. OTHER RISKS (continued)

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Large Shareholder Transactions Risk— A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Non-Diversification Risk — The Global Infrastructure and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

REIT Risk — Risks associated with investments in the real estate industry (such as REITs) include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

10. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

11. SUBSEQUENT EVENTS

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure

	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2023		December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	9,035	$113,990	53,821	$678,391

Reinvestment of distributions	442	5,336	1,664	20,540

Shares redeemed	(18,908)	(238,555)	(128,119)	(1,630,077)

	(9,431)	(119,229)	(72,634)	(931,146)

Class C Shares

Shares sold	421	5,258	226	2,827

Reinvestment of distributions	404	4,805	396	4,839

Shares redeemed	(17,588)	(210,788)	(9,695)	(125,902)

	(16,763)	(200,725)	(9,073)	(118,236)

Institutional Shares

Shares sold	692,396	8,542,051	744,825	9,817,114

Reinvestment of distributions	17,423	208,093	26,992	332,438

Shares redeemed	(1,130,844)	(13,731,615)	(329,917)	(4,066,594)

	(421,025)	(4,981,471)	441,900	6,082,958

Investor Shares

Shares sold	13,243	156,319	132,487	1,717,435

Reinvestment of distributions	3,181	38,222	2,105	25,678

Shares redeemed	(61,481)	(740,655)	(12,126)	(153,253)

	(45,057)	(546,114)	122,466	1,589,860

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Infrastructure

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class R6 Shares

Shares sold	1,246,217	$14,228,398	606,873	$7,979,849

Reinvestment of distributions	255,933	3,068,447	241,433	2,983,172

Shares redeemed	(2,992,554)	(35,921,599)	(2,730,028)	(35,474,324)

	(1,490,404)	(18,624,754)	(1,881,722)	(24,511,303)

Class R Shares*

Shares sold	—	—	—	—

Reinvestment of distributions	30	364	42	517

Shares redeemed	(2,824)	(34,908)	—	—

	(2,794)	(34,544)	42	517

Class P Shares

Shares sold	444,587	5,445,181	2,127,621	27,443,867

Reinvestment of distributions	223,630	2,674,682	187,346	2,309,254

Shares redeemed	(3,042,255)	(36,620,904)	(2,267,472)	(29,654,491)

	(2,374,038)	(28,501,041)	47,495	98,630

NET DECREASE IN SHARES	(4,359,512)	$(53,007,878)	(1,351,526)	$(17,788,720)

* Class R shares liquidated on July 14, 2023.

	Global Real Estate Securities

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,462	$31,846	7,767	$76,660

Proceeds received in connection with merger	—	—	135,552	1,602,224

Reinvestment of distributions	2,057	18,019	3,755	34,203

Shares redeemed	(21,474)	(196,260)	(15,500)	(152,222)

	(15,955)	(146,395)	131,574	1,560,865

Class C Shares

Shares sold	69	615	47	611

Proceeds received in connection with merger	—	—	983	11,514

Reinvestment of distributions	49	422	139	1,247

Shares redeemed	(2,471)	(22,319)	(218)	(2,058)

	(2,353)	(21,282)	951	11,314

Institutional Shares

Shares sold	10,744	99,924	7,686	94,569

Proceeds received in connection with merger	—	—	453,687	5,362,585

Reinvestment of distributions	2,397	20,999	14,233	129,798

Shares redeemed	(372,843)	(3,508,562)	(30,937)	(287,701)

	(359,702)	(3,387,639)	444,669	5,299,251

66

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Global Real Estate Securities

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Investor Shares

Shares sold	58,488	$529,153	584	$5,893

Proceeds received in connection with merger	—	—	4,062	47,895

Reinvestment of distributions	656	5,777	206	1,887

Shares redeemed	(52,305)	(476,040)	(868)	(8,379)

	6,839	58,890	3,984	47,296

Class R6 Shares

Shares sold	2,225,762	20,612,967	1,092,123	10,663,966

Proceeds received in connection with merger	—	—	5,184	61,174

Reinvestment of distributions	151,096	1,321,028	265,236	2,477,956

Shares redeemed	(270,955)	(2,539,047)	(3,744,828)	(35,481,477)

	2,105,903	19,394,948	(2,382,285)	(22,278,381)

Class R Shares*

Shares sold	—	—	—	83

Reinvestment of distributions	28	248	83	761

Shares redeemed	(3,178)	(29,655)	—	—

	(3,150)	(29,407)	83	844

Class P Shares

Shares sold	977,612	8,797,524	4,622,273	44,353,247

Proceeds received in connection with merger	—	—	2,668,812	31,465,295

Reinvestment of distributions	101,287	885,231	191,737	1,768,798

Shares redeemed	(1,263,706)	(11,507,768)	(6,246,636)	(61,314,352)

	(184,807)	(1,825,013)	1,236,186	16,272,988

NET INCREASE (DECREASE) IN SHARES	1,546,775	$14,044,102	(564,838)	$914,177

* Class R shares liquidated on July 14, 2023.
	Real Estate Securities

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	78,045	$833,276	91,671	$1,161,245

Reinvestment of distributions	50,741	552,999	63,944	690,238

Shares redeemed	(279,776)	(3,001,682)	(327,913)	(3,900,137)

	(150,990)	(1,615,407)	(172,298)	(2,048,654)

Class C Shares

Shares sold	6,398	63,049	31,440	371,138

Reinvestment of distributions	3,005	30,256	4,135	41,004

Shares redeemed	(25,243)	(255,145)	(61,493)	(702,574)

	(15,840)	(161,840)	(25,918)	(290,432)

67

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued) December 31, 2023

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Real Estate Securities

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	741,044	$8,553,213	213,269	$2,952,959

Reinvestment of distributions	93,602	1,075,478	105,920	1,211,714

Shares redeemed	(933,328)	(10,271,408)	(440,179)	(5,806,996)

	(98,682)	(642,717)	(120,990)	(1,642,323)

Service Shares

Shares sold	4,394	48,430	4,394	56,747

Reinvestment of distributions	1,238	13,675	1,344	14,610

Shares redeemed	(4,468)	(45,485)	(34,850)	(475,167)

	1,164	16,620	(29,112)	(403,810)

Investor Shares

Shares sold	5,744	64,666	28,120	380,913

Reinvestment of distributions	3,308	36,541	6,986	77,090

Shares redeemed	(73,913)	(803,948)	(74,835)	(902,453)

	(64,861)	(702,741)	(39,729)	(444,450)

Class R6 Shares

Shares sold	11,987	135,720	208,011	2,559,921

Reinvestment of distributions	8,387	96,384	9,529	108,012

Shares redeemed	(29,608)	(332,739)	(24,826)	(299,563)

	(9,234)	(100,635)	192,714	2,368,370

Class R Shares

Shares sold	6,871	72,765	13,770	162,618

Reinvestment of distributions	1,856	19,874	3,742	39,440

Shares redeemed	(46,838)	(490,637)	(11,142)	(129,742)

	(38,111)	(397,998)	6,370	72,316

Class P Shares

Shares sold	339,457	3,782,101	1,294,182	15,347,751

Reinvestment of distributions	221,476	2,538,845	300,817	3,439,977

Shares redeemed	(2,407,462)	(27,468,361)	(2,060,825)	(24,731,148)

	(1,846,529)	(21,147,415)	(465,826)	(5,943,420)

NET DECREASE IN SHARES	(2,223,083)	$(24,752,133)	(654,789)	$(8,332,403)

68

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund and Goldman Sachs Real Estate Securities Fund (three of the Funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

69

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023, through December 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure			Global Real Estate Securities			Real Estate Securities
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$1,035.50	$6.57	$1,000.00	$1,091.00	$7.01	$1,000.00	$1,081.90	$6.35
Hypothetical 5% return	1,000.00	1,018.75+	6.51	1,000.00	1,018.50+	6.77	1,000.00	1,019.11+	6.16
Class C
Actual	1,000.00	1,031.00	10.39	1,000.00	1,086.00	10.94	1,000.00	1,077.80	10.26
Hypothetical 5% return	1,000.00	1,014.97+	10.31	1,000.00	1,014.72+	10.56	1,000.00	1,015.32+	9.96
Institutional
Actual	1,000.00	1,037.50	5.08	1,000.00	1,092.00	5.11	1,000.00	1,083.80	4.62
Hypothetical 5% return	1,000.00	1,020.21+	5.04	1,000.00	1,020.32+	4.94	1,000.00	1,020.77+	4.48
Service
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,080.40	7.24
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,018.25+	7.02
Investor
Actual	1,000.00	1,036.40	5.29	1,000.00	1,090.60	5.69	1,000.00	1,083.10	5.04
Hypothetical 5% return	1,000.00	1,020.01+	5.24	1,000.00	1,019.76+	5.50	1,000.00	1,020.37+	4.89
Class R6
Actual	1,000.00	1,036.80	5.03	1,000.00	1,092.10	5.06	1,000.00	1,083.80	4.57
Hypothetical 5% return	1,000.00	1,020.27+	4.99	1,000.00	1,020.37+	4.89	1,000.00	1,020.82+	4.43
Class R
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,080.00	7.65
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,017.85+	7.43
Class P
Actual	1,000.00	1,037.60	5.03	1,000.00	1,092.20	5.06	1,000.00	1,082.90	4.57
Hypothetical 5% return	1,000.00	1,020.27+	4.99	1,000.00	1,020.37+	4.89	1,000.00	1,020.82+	4.43

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Infrastructure	1.28%	2.03%	0.99%	N/A	1.03%	0.98%	N/A	0.98%
Global Real Estate Securities	1.33	2.08	0.97	N/A	1.08	0.96	N/A	0.96
Real Estate Securities	1.21	1.96	0.88	1.38%	0.96	0.87	1.46%	0.87

70

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and act upon the proposal below. At the Meeting, Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth were elected to the Trust’s Board of Trustees. In electing Trustees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

71

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

72

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013-2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023 – Present) Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

73

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

74

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Real Estate Securities and Global Infrastructure Funds — Tax Information (Unaudited)

For the year ended December 31, 2023, 45.37%, 0.14%, and 0.38% of the dividends paid from net investment company taxable income by the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2023, 79.23% and 98.82% of the dividends paid from net investment company taxable income by the Global Real Estate Securities and Real Estate Securities Funds, respectively, qualify as section 199A dividends.

For the year ended December 31, 2023, 100%, 20.77%, and 1.18% of the dividends paid from net investment company taxable income by the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Fund designate $2,581,380, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2023.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund5
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

77

TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair James A. McNamara Cheryl K. Beebe* Lawrence W. Stranghoener* Dwight L. Bush Paul C. Wirth Kathryn A. Cassidy *Effective January 1, 2024 John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes* Joseph F. DiMaria, Principal Financial Officer, John F. Killian* Principal Accounting Officer and Treasurer Steven D. Krichmar* Robert Griffith, Secretary Michael Latham* GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown are as of December 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). 2024 Goldman Sachs. All rights reserved. 356457-OTU-022024 RESAR-24

Goldman Sachs Funds Annual Report December 31, 2023 Tax-Advantaged Equity Funds I International Tax-Managed Equity U.S. Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	INTERNATIONAL TAX-MANAGED EQUITY

∎	U.S. TAX-MANAGED EQUITY

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds

Market Review

During the 12 months ended December 31, 2023 (the “Reporting Period”), the international and U.S. equity markets recorded double-digit gains. The positive performance was influenced most by inflation trends and macroeconomic data, changing expectations about central bank monetary policy, interest rate volatility and geopolitical events.

International Equities

International equities rallied strongly but lagged the U.S. equity market during the Reporting Period. The MSCI* Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 18.24%.1

International equities performed well during the first quarter of 2023 overall. Markets gained in January on the back of consensus expectations around peaking inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. China finally lifted its stringent zero-COVID policy, which increased global hopes around the resolution of supply-chain disruptions and economic recovery driven by strong domestic consumption. Several companies announced job cuts, but the overall job market remained in good shape, raising optimism around the mild impact of a potential impending global recession. February saw a pullback in international equity market performance, as market sentiment was governed by dampening expectations around potential peaking of interest rate hikes, ongoing geopolitical tensions between Russia and Ukraine, and a re-escalation of U.S./China tensions. Japan saw its highest level of inflation in 40 years. However, international equities rebounded in March, with market sentiment most influenced by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite U.S. and European regional banking tensions.

During the second quarter of 2023, international equities gained, albeit more modestly than in the prior quarter. International equity markets recovered slightly in April from the banking turmoil that plagued March. In Europe, although manufacturing lagged, headline inflation fell sharply as energy prices fell globally. China enjoyed strong economic growth, but geopolitical concerns around U.S./China tensions continued to weaken investor sentiment toward the country. The Japanese equity market rose for the fourth consecutive month, particularly notable in light of the new Bank of Japan governor declaring a commitment to a loose monetary easing policy and famed investor Warren Buffett declaring that he planned to add to his Japanese equity investments. In May, international equities declined. Globally, high inflation rates persisted, dampening market sentiment, while sustained wage growth raised concerns around peak central bank policy rates potentially being higher than consensus expected. In the U.K., inflation hit a 31-year high. Concerns surrounding the U.S. debt ceiling also loomed over the markets during the month. International equities then rebounded in June. The Bank of England (“BoE”) hiked its interest rates more than consensus expected to combat persistent inflation, encouraging other central banks to continue policy tightening. China’s recovery-fueled momentum slowed. In Japan, import prices began to ease along with other inflation drivers.

The third quarter of 2023 was a challenging one for international equities, marked by persistent inflation, contractionary economic concerns, particularly in Europe, and further interest rate hikes. Recession fears were renewed by a steep rise in oil prices. Further, a selloff in global bond markets put increased pressure on risk assets. In Europe, concerns persisted around the contractionary effect of elevated interest rates on the economy as the European Central Bank (“ECB”) raised rates twice in the quarter. However, inflation in Europe fell to a two-year low, and the ECB suggested its September hike may be the last. The U.K. equity market gained modestly for the quarter, largely supported by its energy sector, which benefited from increased oil prices. The market also benefited from sterling, its currency, depreciating relative to the U.S. dollar. Additionally, U.K. markets showed signs of improving consumer confidence. The BoE raised rates more than consensus expected in July and once more in August before ending its run of 14 consecutive rate hikes in September. The Japanese equity market also gained modestly during the quarter, with weakness in the yen and strong domestic demand major tailwinds. In July, the Bank of Japan endorsed higher bond yields and signaled toward a potential end to negative interest rates by calendar year end. In China, lower economic growth and real estate market concerns continued to plague its equity market, despite new stimulus policies.

1 All index returns are expressed in U.S. dollar terms.

*Source: MSCI

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MARKET REVIEW

International equities rallied strongly in the fourth quarter of 2023, fueled by expectations of interest rate cuts in 2024 amid falling inflation numbers and a fizzling out of the “higher for longer” narrative. In Europe, equities were weak in October but then recovered to close out the year. Headline inflation in December ticked up from November; however, core inflation fell. U.K. equities posted positive returns overall but lagged other geographies during the quarter due to sterling appreciation and a large exposure to the underperforming energy sector.

Although U.K. GDP growth entered negative territory during the quarter, markets were buoyed by expectations of an ending rate hike cycle. As a result, domestic small-cap and mid-cap stocks performed especially well. The Japanese equity market similarly posted positive, albeit modest, returns for the quarter. Yen appreciation was a headwind for Japanese equities. Further, expectations of rate cuts and dovish U.S. Federal Reserve moves were positive news for Japanese equities. (Dovish suggests lower interest rates; opposite of hawkish.) The December 2023 Bank of Japan Tankan survey signaled toward improving business sentiment. However, the Bank of Japan’s December meeting, though not featuring any policy or rate changes, slightly dampened consensus expectations of an imminent end to its negative policy rates.

For the Reporting Period overall, all 11 sectors of the MSCI EAFE Index gained, led by information technology, industrials and consumer discretionary. Consumer staples, real estate and health care were the weakest performers on the basis of total return, though still produced positive absolute returns during the Reporting Period.

From a country perspective, Italy, Ireland and Spain were the strongest constituents of the MSCI EAFE Index during the Reporting Period, based on total return. The only individual country constituents of the MSCI EAFE Index to post negative absolute returns during the Reporting Period were Hong Kong, Canada and Finland.

U.S. Equities

In a sharp reversal from 2022, the S&P 500® Index (the “S&P 500 Index”), representing the U.S. equity market, returned 26.29% during the Reporting Period, closing the 2023 calendar year with the best fourth quarter since 2003. Such strong performance, however, masked volatility and a wide range of challenges.

In the first quarter of 2023, the S&P 500 Index gained 7.53%, marking its second straight quarterly gain. Among the factors behind the market’s strength were disinflation narrative momentum, soft economic landing expectations, and a lowered bar for fourth quarter 2022 corporate earnings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Following a stellar start to the year, February proved to be a setback for the disinflation path after nonfarm payrolls illustrated the largest job growth in six months, and the unemployment rate fell to a 53-year low, which pushed market forecasts for the Federal Reserve’s (“Fed”) terminal rate up. In addition, January inflation data saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. While fourth quarter 2022 corporate earnings did disappoint as margins came under pressure by persistently high input costs and weaker demand, the labor market outlook appeared to be positive due to supply-chain enhancements, ongoing consumer resilience and consensus expectations for inflation pressures to diminish as 2023 progressed. Consensus forecasts for the Fed’s interest rate path took a dovish turn in March due to an abrupt banking crisis that escalated the risk of raising rates. (Dovish tends to suggest lower interest rates; opposite of hawkish.) Economic data in March also contributed to the dovish sentiment.

The S&P 500 Index returned 8.74% in the second quarter of 2023. The market’s strength was predominately driven by disinflation momentum, an upswing in soft landing expectations, consumer resilience, a better than consensus expected first quarter corporate earnings season, and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. Growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for the vast majority of the S&P 500 Index’s rally in the quarter. Inflation reached its lowest level in more than two years on the back of lower energy prices. The soft landing narrative took form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession. First quarter corporate earnings metrics, though supported by a lower bar, were well above their one-year averages due to a combination of pricing power, supply-chain normalizations, cost-cutting initiatives and margin expansion. Despite U.S. equity market strength in the quarter, the implacable “higher for longer” messaging from the Fed remained

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MARKET REVIEW

an overhang. Concentrated leadership was another critical concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented a setback for the market.

In the third quarter of 2023, the S&P 500 Index returned -3.27%, marking its first quarterly decline of the calendar year. The S&P 500 Index started off strong in the first two months of the quarter, reaching its year-to-date 2023 high at the end of July before a sharp pullback in September. Although economic activity remained resilient, the market declined mostly due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. Concerns about a looming threat of a federal government shutdown, consumer impacts from student loan repayments resuming, and a strike against automakers by the United Auto Workers union that began in September further weighed on investor sentiment. The Fed acted in line with consensus forecasts, hiking interest rates by 25 basis points in July and keeping rates unchanged at 5.25%-5.50% in September. (A basis point is 1/100th of a percentage point.) However, the Fed’s “higher for longer” narrative appeared to gain further recognition from investors. On the earnings front, S&P 500 Index companies saw earnings decline by 4.21% in the second calendar quarter from a year earlier, marking the third consecutive quarter of negative earnings growth.

The S&P 500 Index gained 11.69% in the fourth quarter of 2023, finishing the year nearly eclipsing its all-time high. The quarter saw a broadening of market leadership following the mega-cap dominance for most of the calendar year. U.S. equity markets began the quarter with negative momentum, as investors digested a more resilient than consensus expected U.S. economy and a “higher for longer” Fed interest rate regime. The market then shifted direction in November and December. November saw the most significant easing in financial conditions of any month in more than four decades. Market sentiment took a positive turn on the back of an overall shift in tonality from Fed officials signaling potential easing of monetary policy in 2024, a gradual cooldown in economic activity while the labor market remained resilient, and a rally across U.S. Treasuries marking one of the best monthly performances on record—all underpinning soft landing and disinflation traction themes. The Fed held interest rates unchanged throughout the quarter, as growth of the U.S. economy slowed, the unemployment rate remained low despite abating job gains, and inflationary pressures continued to trend downwards. Near the end of the quarter, there was a major shift in the Fed’s policy path expectations, with the Summary of Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. (The Fed’s dot plot shows the interest rate projections of the members of the Federal Open Market Committee.) U.S. economic data provided further evidence of disinflation momentum, with November’s annualized core Consumer Price Index dropping to its lowest level since September 2021 and core Personal Consumption Expenditure Index increasing 1.9% on a six-month annualized basis, measuring below the Fed’s inflation target of 2% for the first time in more than three years. Market seasonality proved to be another tailwind to equities during the quarter, as November and December historically represent the strongest two-month period for U.S. stocks.

For the Reporting Period overall, nine of the 11 sectors in the S&P 500 Index posted positive absolute returns. Information technology was the best performing sector in the S&P 500 Index, as measured by total return, followed by communication services and consumer discretionary. The weakest performing sectors in the S&P 500 Index during the Reporting Period were utilities and energy—the only two to post negative absolute returns.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, with large-cap stocks, as measured by the Russell 1000® Index, performing best. Mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market. (All as measured by the FTSE Russell indices.)

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

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MARKET REVIEW

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended December 31, 2023

We continuously look for ways to improve our investment process. Accordingly, we implemented a number of enhancements to our proprietary quantitative model during the 12-month period ended December 31, 2023 (the “Reporting Period”).

International Regions

Within our Sentiment Analysis investment theme, we implemented an enhancement across all regions except Japan that aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing (“NLP”). In our High Quality Business Models investment theme, we implemented a new signal across all regions that aims to apply U.S. consumer spending data to non-U.S. companies to help predict their future returns. Across all regions, we implemented two new signals within our Market Themes & Trends investment theme. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply NLP techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors.

In fact, we introduced several new signals and enhancements during the Reporting Period that leverage machine learning techniques, such as NLP as well as those that are based on different types of alternative data sources. The new NLP-based signals utilize the transformer architecture to be able to extract insights from different bodies of text. For example, within the Sentiment Analysis investment theme, we introduced a suite of signals that seeks to identify changes in sentiment within company regulatory filings and documents by using advanced NLP models to synthesize the context of the language used within the document. In addition to the NLP-based signals, we also introduced a new signal that seeks to capture the level of attention stocks receive as a result of being mentioned in news articles and blog posts. We believe companies that receive outsized attention in the media experience positive, but temporary, price trends that ultimately revert over the longer term. We also introduced new signals within the Market Themes & Trends investment theme. The first signal introduced in all regions except Japan leverages NLP and topic modeling techniques to identify economic linkages between companies based on their current descriptions. Additionally, we implemented a suite of signals that leverage word embedding techniques to capture the meanings of the words and language used with employer reviews in order to identify the economic linkages between companies mentioned.

Lastly, we extended a signal from our U.S. regional models to the U.K. and Europe regional models that focuses on consumers’ spending growth trends, as we believe companies with exposure to segments of the market that are exhibiting changes in consumer spending trends may also experience a similar impact to their expected sales growth.

U.S. Region

Within our Sentiment Analysis investment theme, we implemented two new signals during the Reporting Period. The first enhancement implemented aims to improve our sentiment identification in earnings call reports by utilizing many of the latest developments in machine learning and natural language processing (“NLP”). The second signal implemented aims to capitalize upon price dislocations that are caused by uninformed exchange-traded fund trading. Finally, we implemented two new signals within our Market Themes & Trends investment theme. The first signal leverages advanced machine learning algorithms to capture nuanced behavior of our existing suite of more than a hundred alpha factors. The second signal aims to apply NLP techniques to account for fine-grained linguistic meaning of documents when quantifying company linkages for text-based cross-stock momentum factors

4

MARKET REVIEW

In fact, we introduced several new signals and enhancements during the Reporting Period that leverage machine learning techniques, such as NLP as well as those that are based on different types of alternative data sources. The new NLP-based signals utilize the transformer architecture to be able to extract insights from different bodies of text. For example, within the Sentiment Analysis investment theme, we introduced a suite of signals that seeks to identify changes in sentiment within company regulatory filings and documents by using advanced NLP models to synthesize the context of the language used within the document. In addition to the NLP-based signals, we also introduced a new signal that seeks to capture the level of attention stocks receive as a result of being mentioned in news articles and blog posts. We believe companies that receive outsized attention in the media experience positive, but temporary, price trends that ultimately revert over the longer term. We also introduced new signals within the Market Themes & Trends investment theme. The first signal introduced leverages NLP and topic modeling techniques to identify economic linkages between companies based on their current descriptions. Additionally, we implemented a suite of signals that leverage word embedding techniques to capture the meanings of the words and language used with employer reviews in order to identify the economic linkages between companies mentioned.

Lastly, within our High Quality Business Models investment theme, we introduced two suites of signals within the U.S. that are both based on jobs posting data. The first signals focus on the duration that jobs postings remain outstanding. We believe companies that are appealing to prospective employees can fulfill jobs postings quicker and are therefore better positioned for growth over the long term. The second suite of signals focus on the types of roles the company is trying to hire for, as we believe companies seeking to employ for high-in-demand roles will have to pay increased costs for the set of skills required and thus have their prospects for future growth be more challenged.

5

PORTFOLIO RESULTS

International Tax-Managed Equity Fund

Investment Objective The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 19.96%, 18.98%, 20.23%, 20.26%, 20.30% and 20.28%, respectively. This compares to the 18.24% average annual total return of the Fund’s benchmark, the MSCI* EAFE Index (Net, USD, Unhedged) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund outperformed the Index, with all four of our quantitative model’s investment themes adding to performance. Stock selection driven by these investment themes also contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all four of our investment themes contributed positively to the Fund’s relative performance. Sentiment Analysis was the Fund’s best performing theme. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Fundamental Mispricings, High Quality Business Models and Market Themes & Trends also bolstered the Fund’s relative returns during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index

*Source: MSCI

6

PORTFOLIO RESULTS

in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A

The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the Index, ranging from large- to small-cap stocks. During the Reporting Period, the Fund benefited from stock selection in the industrials sector and, to a lesser extent, in the information technology and consumer discretionary sectors. Investments in only two sectors—materials and energy—detracted from the Fund’s relative performance during the Reporting Period.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A

Compared to the Index, the Fund benefited from its overweight positions in UniCredit, an Italy-headquartered international banking group; SCREEN Holdings, a Japanese semiconductor and electronics company; and Mitsubishi, Japan’s largest trading company. Our Fundamental Mispricings and High Quality Business Models investment themes drove the Fund’s overweight in UniCredit. The overweights in SCREEN Holdings and Mitsubishi were largely due to our Fundamental Mispricings and Sentiment Analysis investment themes.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A

During the Reporting Period, the Fund was hampered by its overweight positions in U.K.-headquarter tobacco company British American Tobacco, Anglo-Australian mining company Rio Tinto and Danish biotechnology company Genmab. The overweight in British American Tobacco was based on all four of our investment themes. Our High Quality Business Models and Market Themes & Trends investment themes led to the Fund’s overweight in Rio Tinto. The overweight in Genmab was mostly because of our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the financials, information technology and real estate sectors. It was underweight compared to the Index in the consumer staples and health care sectors. The Fund was relatively neutral versus the Index in the communication services, consumer discretionary, energy, industrials, materials and utilities sectors at the end of the Reporting Period.

At the end of the Reporting Period, the Fund was overweight compared to the Index in Italy, Norway, Japan, Germany and Denmark. It was underweight Australia, Spain and the U.K. In relative terms, the Fund was rather neutrally weighted in the remaining country constituents of the Index at the end of the Reporting Period.

7

FUND BASICS

International Tax-Managed Equity Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23[1]

Holding	% of Net Assets	Line of Business	Country

Novo Nordisk A/S, Class B	2.7%	Pharmaceuticals	Denmark

Nestle SA	2.4	Food Products	United States

ASML Holding NV	2.4	Semiconductors & Semiconductor Equipment	Netherlands

Novartis AG	2.0	Pharmaceuticals	Switzerland

SAP SE	1.6	Software	Germany

Airbus SE	1.4	Aerospace & Defense	France

Siemens AG	1.4	Industrial Conglomerates	Germany

UBS Group AG	1.3	Capital Markets	Switzerland

Air Liquide SA	1.3	Chemicals	France

AIA Group Ltd.	1.2	Insurance	Hong Kong

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at December 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

*Source: MSCI

8

FUND BASICS

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI* EAFE Index (Net, USD, Unhedged), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	19.96%	8.18%	4.59%	—

Including sales charges	13.32%	6.96%	4.00%	—

Class C

Excluding contingent deferred sales charges	18.98%	7.35%	3.80%	—

Including contingent deferred sales charges	17.97%	7.35%	3.80%	—

Institutional	20.23%	8.52%	4.96%	—

Investor	20.26%	8.45%	4.84%	—

Class R6 (Commenced on April 30, 2018)	20.30%	8.54%	—	4.00%

Class P (Commenced on April 17, 2018)	20.28%	8.53%	—	3.74%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

*Source: MSCI

10

PORTFOLIO RESULTS

U.S. Tax-Managed Equity Fund

Investment Objective The Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 23.41%, 22.50%, 23.81%, 23.17%, 23.71%, 23.85% and 23.84%, respectively. This compares to the 25.96% average annual total return of the Fund’s benchmark, the Russell 3000® Index (the “Index”), over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund posted double-digit positive absolute returns but underperformed the Index, with three of our quantitative model’s four investment themes detracting from relative performance. Stock selection driven by these investment themes hampered returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A

The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends.

In keeping with our investment approach, we use our quantitative model and four investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, three of our investment themes detracted from the Fund’s relative performance. Market Themes & Trends and Sentiment Analysis were the Fund’s worst performing themes, followed at some distance by the High Quality Business Models investment theme. Market Themes & Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. High Quality Business Models seeks to identify companies that are generating high quality revenues with sustainable business models and aligned management incentives.

Our Fundamental Mispricings investment theme had a rather neutral impact on the Fund’s performance during the Reporting Period. Fundamental Mispricings seeks to identify high quality businesses trading at a fair price, which we believe may lead to strong performance over the long run.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund tends to be similar to the Index

11

PORTFOLIO RESULTS

in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	How successful was your stock selection during the Reporting Period?

A

The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the Index, ranging from large- to small-cap stocks. During the Reporting Period, the Fund was hampered by stock selection in the real estate, communication services and industrials sectors. Conversely, the Fund benefited from its investments in the utilities and consumer staples sectors during the Reporting Period.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A

Compared to the Index, the Fund was hurt by its underweight positions in Meta Platforms and Tesla during the Reporting Period. An overweight in Elevance Health also hindered relative returns. The Fund was underweight social media platform conglomerate Meta Platforms mainly because of our High Quality Business Models investment theme and, to a lesser degree, our Fundamental Mispricings and Market Themes & Trends investment themes. Our Market Themes & Trends and Sentiment Analysis investment themes resulted in the Fund’s underweight in Tesla, an electric vehicle and clean energy company. The overweight in health insurance provider Elevance Health was largely based on our Sentiment Analysis and High Quality Business Models investment themes.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results?

A

During the Reporting Period, the Fund was helped by its overweight positions in information technology company Super Micro Computer, home builder M/I Homes and fast casual restaurant chain Chipotle Mexican Grill. The overweight in Super Micro Computer was driven by our High Quality Business Models investment theme and, to a lesser extent, by our Sentiment Analysis and Market Themes & Trends investment themes. The Fund’s overweights in M/I Homes and Chipotle Mexican Grill were mostly due to our High Quality Business Models and Sentiment Analysis investment themes.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A

As mentioned previously, we focus on picking stocks rather than on making industry or sector bets. The Fund is similar to the Index in terms of its sector allocation and style. That said, at the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology and consumer discretionary sectors. It was underweight compared to the Index in the utilities and consumer staples sectors. The Fund was relatively neutral versus the Index in the health care, real estate, industrials, energy, materials, communication services and financials sectors at the end of the Reporting Period.

12

FUND BASICS

U.S. Tax-Managed Equity Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23[1]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	7.1%	Information Technology

Apple, Inc.	5.9	Information Technology

Amazon.com, Inc.	3.8	Consumer Discretionary

NVIDIA Corp.	2.5	Information Technology

Alphabet, Inc., Class A	2.0	Communication Services

Visa, Inc., Class A	1.9	Financials

UnitedHealth Group, Inc.	1.9	Health Care

Meta Platforms, Inc., Class A	1.8	Communication Services

Berkshire Hathaway, Inc., Class B	1.7	Financials

Adobe, Inc.	1.6	Information Technology

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[2]

As of December 31, 2023

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $10,000 investment made on January 1, 2014, in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 3000® Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www. GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Tax-Managed Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Returns through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	23.41%	13.16%	9.68%	—

Including sales charges	16.64%	11.89%	9.06%	—

Class C

Excluding contingent deferred sales charges	22.50%	12.33%	8.86%	—

Including contingent deferred sales charges	21.50%	12.33%	8.86%	—

Institutional	23.81%	13.54%	10.08%	—

Service	23.17%	12.98%	9.53%	—

Investor	23.71%	13.46%	9.95%	—

Class R6 (Commenced on April 30, 2018)	23.85%	13.56%	—	10.08%

Class P (Commenced on April 17, 2018)	23.84%	13.56%	—	9.61%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Investor, Class R6 and Class P Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

14

FUND BASICS

Index Definitions

Definitions of Non-Benchmark Related Indices

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

MSCI* EAFE® Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE® Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE® Index is unmanaged and the figures for the MSCI EAFE® Index do not include any deduction for fees or expenses.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

*Source: MSCI

15

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 97.2%

Australia – 4.7%
174,123	BHP Group Ltd. (Materials)	$5,948,846
233,315	BlueScope Steel Ltd. (Materials)	3,719,618
599,512	Brambles Ltd. (Commercial & Professional Services)	5,556,810
29,512	Cochlear Ltd. (Health Care Equipment & Services)	6,004,094
3,371	Commonwealth Bank of Australia (Banks)	256,928
29,106	Goodman Group REIT (Equity Real Estate Investment Trusts (REITs))	501,114
877,716	Insurance Australia Group Ltd. (Insurance)	3,392,699
45,719	Macquarie Group Ltd. (Financial Services)	5,723,187
283,064	Scentre Group REIT (Equity Real Estate Investment Trusts (REITs))	576,434
1,226,940	Stockland REIT (Equity Real Estate Investment Trusts (REITs))	3,720,861
133,901	Telstra Group Ltd. (Telecommunication Services)	361,838
61,074	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	1,549,444

		37,311,873

Austria – 0.3%
46,695	Erste Group Bank AG (Banks)	1,891,378
50,417	UNIQA Insurance Group AG (Insurance)	415,026

		2,306,404

Belgium – 1.1%
7,418	D’ieteren Group (Consumer Discretionary Distribution & Retail)	1,451,053
26,662	Euronav NV (Energy)	470,053
54,145	Fagron (Health Care Equipment & Services)	994,467
65,157	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	5,679,843

		8,595,416

China – 0.9%
224,513	Prosus NV (Consumer Discretionary Distribution & Retail)*	6,688,264

Denmark – 4.3%
16,772	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	5,347,803
60,747	Jyske Bank A/S (Banks)	4,355,981
203,399	Novo Nordisk A/S, Class B (Pharmaceuticals,
	Biotechnology & Life Sciences)	21,078,480

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
22,499	Pandora A/S (Consumer Durables & Apparel)	$3,110,602
5,194	Per Aarsleff Holding A/S (Capital Goods)	248,056

		34,140,922

Finland – 0.9%
131,110	Nokia OYJ (Technology Hardware & Equipment)	446,552
548,711	Nordea Bank Abp (Banks)	6,811,918

		7,258,470

France – 11.2%
92,278	Adevinta ASA (Media & Entertainment)*	1,019,471
51,065	Air Liquide SA (Materials)	9,942,123
71,229	Airbus SE (Capital Goods)	11,004,055
2,419	Christian Dior SE (Consumer Durables & Apparel)	1,894,272
100,989	Cie de Saint-Gobain SA (Capital Goods)	7,447,668
27,437	Dassault Aviation SA (Capital Goods)	5,436,099
93,463	Dassault Systemes (Software & Services)	4,574,764
2,337	Edenred SE (Financial Services)	139,857
37,698	Eiffage SA (Capital Goods)	4,046,905
203,252	Engie SA (Utilities)	3,580,549
3,929	Hermes International SCA (Consumer Durables & Apparel)	8,351,151
8,559	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	1,020,997
59,336	Legrand SA (Capital Goods)	6,179,032
3,343	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	2,716,312
72,358	Publicis Groupe SA (Media & Entertainment)	6,722,917
82,118	Rexel SA (Capital Goods)	2,253,830
42,906	Safran SA (Capital Goods)	7,564,776
71,226	SCOR SE (Insurance)	2,086,996
18,775	Thales SA (Capital Goods)	2,780,067

		88,761,841

Georgia – 0.2%
49,057	TBC Bank Group PLC (Banks)	1,769,615

Germany – 9.5%
18,190	Allianz SE (Insurance)	4,861,120
26,170	Brenntag SE (Capital Goods)	2,405,219
25,583	Deutsche Boerse AG (Financial Services)	5,268,431
354,790	Deutsche Telekom AG (Telecommunication Services)	8,530,325
17,816	DWS Group GmbH & Co. KGaA (Financial Services)(a)	684,743
480,206	E.ON SE (Utilities)	6,451,599
14,058	GEA Group AG (Capital Goods)	584,450

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
19,421	Hannover Rueck SE (Insurance)	$4,643,638
220,694	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	9,216,760
18,163	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Insurance)	7,534,264
5,319	Nemetschek SE (Software & Services)	459,214
1,094	Rheinmetall AG (Capital Goods)	346,947
83,568	SAP SE (Software & Services)	12,862,922
1,538	Scout24 SE (Media & Entertainment)(a)	108,754
57,514	Siemens AG (Capital Goods)	10,790,164
14,782	TeamViewer SE (Software & Services)*(a)	229,602

		74,978,152

Hong Kong – 1.2%
1,125,000	AIA Group Ltd. (Insurance)	9,790,743

Italy – 2.7%
9,200	Azimut Holding SpA (Financial Services)	240,492
11,581	Banca Mediolanum SpA (Financial Services)	109,382
981,229	Banco BPM SpA (Banks)	5,199,480
1,157,547	BPER Banca (Banks)	3,880,980
67,620	Leonardo SpA (Capital Goods)	1,117,293
21,979	Prysmian SpA (Capital Goods)	1,001,914
3,877	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals, Biotechnology & Life Sciences)	209,059
358,745	UniCredit SpA (Banks)	9,768,517

		21,527,117

Japan – 24.2%
17,600	Air Water, Inc. (Materials)	240,140
14,500	Aisan Industry Co. Ltd. (Automobiles & Components)	120,789
142,400	Aisin Corp. (Automobiles & Components)	4,964,243
9,000	Alfresa Holdings Corp. (Health Care Equipment & Services)	152,786
24,200	Aoyama Trading Co. Ltd. (Consumer Discretionary Distribution & Retail)	253,713
15,600	Brother Industries Ltd. (Technology Hardware & Equipment)	248,430
24,700	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	747,424
75,100	Central Japan Railway Co. (Transportation)	1,906,059

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,700	Central Security Patrols Co. Ltd. (Commercial & Professional Services)	$102,792
34,800	Chubu Electric Power Co., Inc. (Utilities)	449,315
33,700	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	995,195
6,400	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	89,017
158,200	Dai-ichi Life Holdings, Inc. (Insurance)	3,355,885
44,900	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	1,357,345
267,500	Daiwa Securities Group, Inc. (Financial Services)	1,795,508
1,034,300	ENEOS Holdings, Inc. (Energy)	4,102,278
7,600	Fujitsu Ltd. (Software & Services)	1,143,752
14,500	Fuso Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	194,295
7,000	Heiwa Real Estate Co. Ltd. (Real Estate Management & Development)	186,675
673,900	Honda Motor Co. Ltd. (Automobiles & Components)	6,951,425
486,600	Hulic Co. Ltd. (Real Estate Management & Development)	5,083,077
162,200	Isuzu Motors Ltd. (Automobiles & Components)	2,079,352
17,100	ITOCHU Corp. (Capital Goods)	696,651
6,200	Itoham Yonekyu Holdings, Inc. (Food, Beverage & Tobacco)	169,447
34,500	Itoki Corp. (Commercial & Professional Services)	328,284
16,100	J Front Retailing Co. Ltd. (Consumer Discretionary Distribution & Retail)	146,209
180,300	Japan Post Bank Co. Ltd. (Banks)	1,834,900
346,600	JFE Holdings, Inc. (Materials)	5,362,322
7,900	J-Oil Mills, Inc. (Food, Beverage & Tobacco)	108,228
3,800	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	164,664
26,700	Kandenko Co. Ltd. (Capital Goods)	260,453
135,000	KDDI Corp. (Telecommunication Services)	4,281,998
51,300	Keiyo Bank Ltd. (The) (Banks)	247,085
8,300	Kobayashi Pharmaceutical Co. Ltd. (Household & Personal Products)	399,280
463,300	Kobe Steel Ltd. (Materials)	5,971,688

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
5,100	Kohnan Shoji Co. Ltd. (Consumer Discretionary Distribution & Retail)	$141,825
39,200	Kurita Water Industries Ltd. (Capital Goods)	1,529,003
16,400	Kyoto Financial Group, Inc. (Banks)	254,816
108,600	Kyowa Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,822,193
140,700	Marubeni Corp. (Capital Goods)	2,215,257
60,700	Marusan Securities Co. Ltd. (Financial Services)	361,796
492,500	Mazda Motor Corp. (Automobiles & Components)	5,264,375
122,400	Mitsubishi Corp. (Capital Goods)	1,949,742
193,000	Mitsubishi Electric Corp. (Capital Goods)	2,729,808
306,200	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	4,197,412
942,400	Mitsubishi HC Capital, Inc. (Financial Services)	6,313,895
53,800	Mitsubishi Shokuhin Co. Ltd. (Consumer Staples Distribution & Retail)	1,831,482
65,100	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	1,591,676
383,700	Mizuho Financial Group, Inc. (Banks)	6,545,084
13,700	Mizuho Leasing Co. Ltd. (Financial Services)	469,115
144,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	5,669,776
67,800	NEC Corp. (Software & Services)	4,006,042
13,100	NGK Insulators Ltd. (Capital Goods)	156,229
51,400	Nippn Corp. (Food, Beverage & Tobacco)	810,025
239,500	Nippon Steel Corp. (Materials)	5,471,085
5,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	152,043
101,200	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	1,362,874
186,400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	4,891,220
21,900	Oki Electric Industry Co. Ltd. (Technology Hardware & Equipment)	141,153
48,200	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	857,455

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
70,800	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$2,647,708
5,900	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	115,722
329,600	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,279,250
72,800	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,136,370
117,700	SCSK Corp. (Software & Services)	2,330,272
229,500	Sekisui House Ltd. (Consumer Durables & Apparel)	5,087,149
72,800	Shikoku Electric Power Co., Inc. (Utilities)	522,947
5,400	Showa Sangyo Co. Ltd. (Food, Beverage & Tobacco)	121,074
103,200	SoftBank Group Corp. (Telecommunication Services)	4,555,090
42,000	Sojitz Corp. (Capital Goods)	946,214
114,500	Sompo Holdings, Inc. (Insurance)	5,602,299
279,300	Subaru Corp. (Automobiles & Components)	5,094,268
59,500	Sumitomo Corp. (Capital Goods)	1,294,818
7,500	Sumitomo Electric Industries Ltd. (Automobiles & Components)	95,164
18,200	Sumitomo Mitsui Financial Group, Inc. (Banks)	885,609
183,800	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	5,446,733
68,900	Suntory Beverage & Food Ltd. (Food, Beverage & Tobacco)	2,265,425
13,400	Suzuken Co. Ltd. (Health Care Equipment & Services)	443,149
31,400	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,918,902
108,500	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	1,476,416
14,100	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	321,878
173,900	Tokai Tokyo Financial Holdings, Inc. (Financial Services)	647,295
241,400	Tokio Marine Holdings, Inc. (Insurance)	6,011,100
459,200	Tokyo Century Corp. (Financial Services)	4,958,112

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
8,000	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$1,421,919
11,200	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	686,889
35,600	Tokyo Steel Manufacturing Co. Ltd. (Materials)	435,325
62,700	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	936,258
6,700	Tokyo Tekko Co. Ltd. (Materials)	195,340
780,700	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	4,974,945
43,400	Toyo Tire Corp. (Automobiles & Components)	723,996
44,100	Toyota Motor Corp. (Automobiles & Components)	808,076
27,000	Trend Micro, Inc. (Software & Services)	1,440,991

		191,052,788

Luxembourg – 0.1%
9,983	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	651,215

Netherlands – 3.7%
25,283	ASML Holding NV (Semiconductors & Semiconductor Equipment)	19,085,820
16,381	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	2,473,138
243,461	Shell PLC (Energy)	8,010,669

		29,569,627

New Zealand – 0.4%
372,513	Spark New Zealand Ltd. (Telecommunication Services)	1,219,808
25,083	Xero Ltd. (Software & Services)*	1,913,546

		3,133,354

Norway – 1.7%
249,322	Aker BP ASA (Energy)	7,242,208
4,235	DNB Bank ASA (Banks)	90,041
91,715	Kongsberg Gruppen ASA (Capital Goods)	4,198,802
34,386	Orkla ASA (Food, Beverage & Tobacco)	267,033
1,037,184	PGS ASA (Energy)*	871,792
4,831	Schibsted ASA, Class B (Media & Entertainment)	131,522
32,737	SpareBank 1 SR-Bank ASA (Banks)	415,171

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)
25,782	Wallenius Wilhelmsen ASA (Transportation)	$225,849

		13,442,418

Portugal – 0.6%
193,619	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	4,927,707

Singapore – 0.7%
191,282	Hafnia Ltd. (Energy)	1,320,422
75,700	Keppel Corp. Ltd. (Capital Goods)	405,056
179,400	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,765,190
1,444,037	Seatrium Ltd. (Capital Goods)*	128,941
91,100	Singapore Exchange Ltd. (Financial Services)	677,728
59,600	United Overseas Bank Ltd. (Banks)	1,286,359

		5,583,696

South Africa – 0.3%
77,689	Anglo American PLC (Materials)	1,944,301

Spain – 2.1%
53,417	Amadeus IT Group SA (Consumer Services)	3,836,493
370,607	Bankinter SA (Banks)	2,376,940
215,532	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)	9,404,536
80,371	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts (REITs))	892,366

		16,510,335

Sweden – 2.7%
132,841	Fortnox AB (Software & Services)	794,726
28,394	Saab AB, Class B (Capital Goods)	1,711,126
260,948	Skandinaviska Enskilda Banken AB, Class A (Banks)	3,601,266
68,177	SKF AB, Class B (Capital Goods)	1,366,305
652,161	SSAB AB, Class B (Materials)	4,993,288
28,510	Swedbank AB, Class A (Banks)	576,405
37,844	Trelleborg AB, Class B (Capital Goods)	1,270,199
280,017	Volvo AB, Class B (Capital Goods)	7,286,044

		21,599,359

Switzerland – 6.8%
202,270	ABB Ltd. (Capital Goods)	8,980,416
131,310	Aryzta AG (Food, Beverage & Tobacco)*	242,516

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
10	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	$1,213,187
11	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	132,040
8,439	Galenica AG (Health Care Equipment & Services)(a)	730,009
119,111	IWG PLC (Real Estate Management & Development)*	287,405
51,280	Logitech International SA (Technology Hardware & Equipment)	4,876,133
3,011	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,269,397
155,129	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	15,669,656
10,554	Sandoz Group AG (Pharmaceuticals, Biotechnology & Life Sciences)*	339,565
12,265	Temenos AG (Software & Services)	1,142,953
332,155	UBS Group AG (Financial Services)	10,317,261
16,456	Zurich Insurance Group AG (Insurance)	8,603,644

		53,804,182

United Kingdom – 9.5%
36,991	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,491,344
665,010	Aviva PLC (Insurance)	3,679,791
246,605	BAE Systems PLC (Capital Goods)	3,490,693
64,716	BP PLC ADR (Energy)	2,290,946
4,268	British American Tobacco PLC (Food, Beverage & Tobacco)	124,878
144,955	British American Tobacco PLC ADR (Food, Beverage & Tobacco)	4,245,732
1,389,911	Centrica PLC (Utilities)	2,491,700
684,000	CK Hutchison Holdings Ltd. (Capital Goods)	3,674,861
299,227	Compass Group PLC (Consumer Services)	8,187,854
121,501	HSBC Holdings PLC (Banks)	982,940
68,600	Imperial Brands PLC (Food, Beverage & Tobacco)	1,579,708
110,404	Informa PLC (Media & Entertainment)	1,098,124
274,775	Investec PLC (Financial Services)	1,858,286
1,203,347	M&G PLC (Financial Services)	3,405,612
1,596,116	Marks & Spencer Group PLC (Consumer Staples Distribution & Retail)	5,531,516

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
58,379	Melrose Industries PLC (Capital Goods)	$421,986
156,204	National Grid PLC (Utilities)	2,104,276
21,344	National Grid PLC ADR (Utilities)(b)(c)	1,451,179
5,032	Next PLC (Consumer Discretionary Distribution & Retail)	520,183
107,108	Pearson PLC (Consumer Services)	1,315,602
66,949	Pearson PLC ADR (Consumer Services)	822,803
2,054,458	Rolls-Royce Holdings PLC (Capital Goods)*	7,836,468
277,229	Sage Group PLC (The) (Software & Services)	4,138,704
171,106	Smiths Group PLC (Capital Goods)	3,840,550
100,072	SSE PLC (Utilities)	2,362,301
771,641	Taylor Wimpey PLC (Consumer Durables & Apparel)	1,444,449
838,160	Tesco PLC (Consumer Staples Distribution & Retail)	3,105,156
10,302	Unilever PLC (Household & Personal Products)	498,731

		74,996,373

United States – 7.4%
110,311	CRH PLC (Materials)	7,629,109
40,474	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,499,966
235,089	Haleon PLC ADR (Household & Personal Products)	1,934,783
42,117	Holcim AG (Materials)*	3,307,929
165,766	Nestle SA (Food, Beverage & Tobacco)	19,215,575
12,688	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	3,688,320
39,000	Samsonite International SA (Consumer Durables & Apparel)*(a)	128,670
72,983	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	7,252,523
367,173	Stellantis NV (Automobiles & Components)	8,603,103
299,133	Tenaris SA (Energy)	5,202,873

		58,462,851

TOTAL COMMON STOCKS (Cost $624,948,247)		768,807,023

Shares	Description	Rate	Value

Preferred Stocks – 0.7%

Germany – 0.7%
6,518	FUCHS SE (Materials)	2.65%	289,986

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Germany – (continued)
69,881	Henkel AG & Co. KGaA (Household & Personal Products)	2.54%	$5,621,371

TOTAL PREFERRED STOCKS (Cost $5,461,795)			5,911,357

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $630,410,042)			774,718,380

Shares	Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 0.0%(d)

Goldman Sachs Financial Square Government Fund – Institutional Shares
258,075	5.248%		258,075

(Cost $258,075)

TOTAL INVESTMENTS – 97.9% (Cost $630,668,117)			$774,976,455

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			16,381,165

NET ASSETS – 100.0%			$791,357,620

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	All or portion of security is pledged as collateral for futures contracts. Total market value of securities pledged as collateral on futures contracts amounts to $1,182,346, which represents approximately 0.1% of net assets as of December 31, 2023.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	21.1%

Industrials	16.6

Consumer Discretionary	11.8

Health Care	11.1

Information Technology	10.4

Consumer Staples	7.5

Materials	7.1

Real Estate	4.5

Energy	3.8

Communication Services	3.6

Utilities	2.5

Securities Lending Reinvestment Vehicle	0.0

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	85	03/15/24	$4,262,959	$(32,147)
FTSE 100 Index	14	03/15/24	1,384,156	32,605
MSCI Singapore Index	5	01/30/24	108,998	5,239
SPI 200 Index	5	03/21/24	646,100	4,212
TOPIX Index	13	03/07/24	2,181,418	6,324

Total Futures Contracts				$16,233

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 98.8%

Aerospace & Defense – 1.5%
3,982	Curtiss-Wright Corp.	$887,150
6,878	HEICO Corp., Class A	979,702
12,658	Hexcel Corp.	933,528
111,232	Howmet Aerospace, Inc.	6,019,876
12,408	Lockheed Martin Corp.	5,623,802
32,459	Northrop Grumman Corp.	15,195,356
149,820	RTX Corp.	12,605,855

		42,245,269

Automobile Components – 0.2%
16,119	Autoliv, Inc. (Sweden)	1,776,153
279,774	Goodyear Tire & Rubber Co. (The)*	4,006,364

		5,782,517

Automobiles – 1.5%
97,923	General Motors Co.	3,517,394
159,038	Tesla, Inc.*	39,517,762

		43,035,156

Banks – 1.4%
406,778	Bank of America Corp.	13,696,215
1	Cadence Bank	29
77,539	Cullen/Frost Bankers, Inc.	8,412,206
11,346	East West Bancorp, Inc.	816,345
40,192	First BanCorp. (Puerto Rico)	661,158
777	First Citizens BancShares, Inc., Class A	1,102,540
19,845	International Bancshares Corp.	1,077,980
40,827	JPMorgan Chase & Co.	6,944,673
19,795	OFG Bancorp (Puerto Rico)	741,917
5,054	PNC Financial Services Group, Inc. (The)	782,612
87,133	Prosperity Bancshares, Inc.	5,901,518

		40,137,193

Beverages – 0.1%
279,525	Primo Water Corp.	4,206,851

Biotechnology – 3.8%
279,233	AbbVie, Inc.	43,272,738
11,499	Biogen, Inc.*	2,975,596
160,006	Gilead Sciences, Inc.	12,962,086
132,083	Moderna, Inc.*	13,135,655
4,775	Regeneron Pharmaceuticals, Inc.*	4,193,835
76,297	Vertex Pharmaceuticals, Inc.*	31,044,486

		107,584,396

Broadline Retail – 4.2%
696,858	Amazon.com, Inc.*	105,880,604
34,974	eBay, Inc.	1,525,566
6,782	MercadoLibre, Inc. (Brazil)*	10,658,184

		118,064,354

Building Products – 0.7%
3,357	AAON, Inc.	247,981
21,989	Johnson Controls International PLC	1,267,446
39,269	Lennox International, Inc.	17,573,663

		19,089,090

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – 2.9%
160,197	CME Group, Inc.	$33,737,488
36,239	Coinbase Global, Inc., Class A*	6,302,687
26,498	Federated Hermes, Inc.	897,222
31,838	Interactive Brokers Group, Inc., Class A	2,639,370
107,848	Jefferies Financial Group, Inc.	4,358,138
9,250	LPL Financial Holdings, Inc.	2,105,485
82,450	Morgan Stanley	7,688,463
189,281	Nasdaq, Inc.	11,004,797
153,054	Northern Trust Corp.	12,914,697

		81,648,347

Chemicals – 1.4%
47,477	CF Industries Holdings, Inc.	3,774,421
8,601	Dow, Inc.	471,679
71,308	Element Solutions, Inc.	1,650,067
26,262	Mosaic Co. (The)	938,341
16,316	Olin Corp.	880,248
38,322	PPG Industries, Inc.	5,731,055
2,636	RPM International, Inc.	294,257
85,742	Sherwin-Williams Co. (The)	26,742,930

		40,482,998

Commercial Services & Supplies – 0.5%
23,605	Cintas Corp.	14,225,789

Communications Equipment – 0.7%
74,650	Arista Networks, Inc.*	17,580,821
43,784	Cisco Systems, Inc.	2,211,968

		19,792,789

Construction Materials – 0.7%
32,458	Eagle Materials, Inc.	6,583,781
6,646	Martin Marietta Materials, Inc.	3,315,756
35,390	Summit Materials, Inc., Class A*	1,361,099
35,514	Vulcan Materials Co.	8,062,033

		19,322,669

Consumer Finance – 2.1%
234,665	Capital One Financial Corp.	30,769,275
96,351	Discover Financial Services	10,829,852
131,102	OneMain Holdings, Inc.	6,450,218
316,003	Synchrony Financial	12,068,155

		60,117,500

Consumer Staples Distribution & Retail – 0.8%
8,547	Casey’s General Stores, Inc.	2,348,203
30,578	Costco Wholesale Corp.	20,183,926
2,087	Target Corp.	297,231

		22,829,360

Diversified Consumer Services – 0.7%
370,165	Coursera, Inc.*	7,170,096
21,793	Frontdoor, Inc.*	767,550
1,587	Graham Holdings Co., Class B	1,105,377
34,371	Grand Canyon Education, Inc.*	4,538,347
14,814	H&R Block, Inc.	716,553
63,661	Service Corp. International	4,357,595
24,298	Strategic Education, Inc.	2,244,406

		20,899,924

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Diversified Telecommunication Services – 0.0%
9,063	Iridium Communications, Inc.	$373,033

Electric Utilities – 0.1%
79,822	Exelon Corp.	2,865,610

Electrical Equipment – 2.3%
195,946	AMETEK, Inc.	32,309,536
32,336	Atkore, Inc.*	5,173,760
32,308	Emerson Electric Co.	3,144,538
85,947	Encore Wire Corp.	18,358,279
101,799	nVent Electric PLC	6,015,303
1,996	Powell Industries, Inc.	176,446

		65,177,862

Electronic Equipment, Instruments & Components – 0.6%
94,239	Keysight Technologies, Inc.*	14,992,482
2,989	Teledyne Technologies, Inc.*	1,333,961
1	Vontier Corp.	35

		16,326,478

Energy Equipment & Services – 0.5%
94,650	Schlumberger NV	4,925,586
476,743	TechnipFMC PLC (United Kingdom)	9,601,604

		14,527,190

Entertainment – 0.6%
14,055	Electronic Arts, Inc.	1,922,865
28,089	Netflix, Inc.*	13,675,972
3,903	Spotify Technology SA*	733,413

		16,332,250

Financial Services – 4.6%
29,759	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	736,238
133,530	Berkshire Hathaway, Inc., Class B*	47,624,810
343,965	Equitable Holdings, Inc.	11,454,034
119,426	MGIC Investment Corp.	2,303,728
119,179	Pagseguro Digital Ltd., Class A (Brazil)*	1,486,162
73,466	StoneCo Ltd., Class A (Brazil)*	1,324,592
205,078	Visa, Inc., Class A	53,392,057
151,167	Voya Financial, Inc.	11,029,144

		129,350,765

Food Products – 0.9%
22,882	Cal-Maine Foods, Inc.	1,313,198
39,594	Darling Ingredients, Inc.*	1,973,365
14,700	Freshpet, Inc.*	1,275,372
271,323	General Mills, Inc.	17,673,980
9,833	Lancaster Colony Corp.	1,636,113

		23,872,028

Gas Utilities – 0.0%
8,650	National Fuel Gas Co.	433,970

Ground Transportation – 0.9%
94,059	CSX Corp.	3,261,025
12,022	Norfolk Southern Corp.	2,841,760
36,542	Ryder System, Inc.	4,204,523

Shares	Description	Value

Common Stocks – (continued)

Ground Transportation – (continued)
61,767	Union Pacific Corp.	$15,171,211

		25,478,519

Health Care Equipment & Supplies – 1.7%
507,954	Boston Scientific Corp.*	29,364,821
12,201	IDEXX Laboratories, Inc.*	6,772,165
35,822	Intuitive Surgical, Inc.*	12,084,910

		48,221,896

Health Care Providers & Services – 4.9%
96,982	Centene Corp.*	7,197,034
21,748	Cigna Group (The)	6,512,439
71,276	Elevance Health, Inc.	33,610,911
6,544	Encompass Health Corp.	436,616
43,802	HCA Healthcare, Inc.	11,856,325
93,317	HealthEquity, Inc.*	6,186,917
34,579	Humana, Inc.	15,830,612
6,269	Molina Healthcare, Inc.*	2,265,052
101,034	UnitedHealth Group, Inc.	53,191,370

		137,087,276

Health Care REITs – 0.1%
28,435	Ventas, Inc. REIT	1,417,200

Hotel & Resort REITs – 1.5%
1,485,784	Host Hotels & Resorts, Inc. REIT	28,928,214
531,112	Park Hotels & Resorts, Inc. REIT	8,126,014
268,199	RLJ Lodging Trust REIT	3,143,292
24,877	Ryman Hospitality Properties, Inc. REIT	2,737,963

		42,935,483

Hotels, Restaurants & Leisure – 2.8%
58,550	Airbnb, Inc., Class A*	7,970,997
18,628	Chipotle Mexican Grill, Inc.*	42,601,491
53,406	International Game Technology PLC	1,463,858
281,607	Las Vegas Sands Corp.	13,857,880
14,177	Wingstop, Inc.	3,637,535
81,196	Wynn Resorts Ltd.	7,397,768
5,222	Yum! Brands, Inc.	682,307

		77,611,836

Household Durables – 2.1%
188,174	D.R. Horton, Inc.	28,598,685
187,169	M/I Homes, Inc.*	25,780,658
40,583	PulteGroup, Inc.	4,188,977

		58,568,320

Household Products – 0.5%
103,911	Kimberly-Clark Corp.	12,626,226
8,185	Procter & Gamble Co. (The)	1,199,430

		13,825,656

Industrial REITs – 0.5%
62,315	First Industrial Realty Trust, Inc. REIT	3,282,131
65,403	Prologis, Inc. REIT	8,718,220

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Industrial REITs – (continued)
16,598	Rexford Industrial Realty, Inc. REIT	$931,148

		12,931,499

Insurance – 2.7%
303,068	American Equity Investment Life Holding Co.*	16,911,194
35,396	American Financial Group, Inc.	4,208,231
49,985	Arch Capital Group Ltd.*	3,712,386
41,284	CNO Financial Group, Inc.	1,151,824
11,633	Globe Life, Inc.	1,415,969
62,028	Goosehead Insurance, Inc., Class A*	4,701,722
999	Kinsale Capital Group, Inc.	334,575
15,650	Marsh & McLennan Cos., Inc.	2,965,206
32,867	Principal Financial Group, Inc.	2,585,647
122,680	Progressive Corp. (The)	19,540,470
6,559	Reinsurance Group of America, Inc.	1,061,115
65,766	Travelers Cos., Inc. (The)	12,527,765
65,442	W R Berkley Corp.	4,628,058

		75,744,162

Interactive Media & Services – 5.4%
393,518	Alphabet, Inc., Class A*	54,970,529
315,000	Alphabet, Inc., Class C*	44,392,950
36,293	Bumble, Inc., Class A*	534,959
141,176	Meta Platforms, Inc., Class A*	49,970,657
74,468	Vimeo, Inc.*	291,915

		150,161,010

IT Services – 2.7%
5,074	EPAM Systems, Inc.*	1,508,703
52,678	Gartner, Inc.*	23,763,573
112,139	International Business Machines Corp.	18,340,333
13,789	MongoDB, Inc.*	5,637,633
5,663	Perficient, Inc.*	372,739
121,344	VeriSign, Inc.*	24,992,010

		74,614,991

Life Sciences Tools & Services – 1.3%
7,809	IQVIA Holdings, Inc.*	1,806,846
67,528	Medpace Holdings, Inc.*	20,699,358
6,958	Mettler-Toledo International, Inc.*	8,439,776
3,494	Thermo Fisher Scientific, Inc.	1,854,580
6,675	West Pharmaceutical Services, Inc.	2,350,401

		35,150,961

Machinery – 1.4%
5,761	AGCO Corp.	699,443
1	Fortive Corp.	74
97,597	Illinois Tool Works, Inc.	25,564,558
151,534	Mueller Industries, Inc.	7,144,828
15,142	Snap-on, Inc.	4,373,615
17,147	Trinity Industries, Inc.	455,939

		38,238,457

Shares	Description	Value

Common Stocks – (continued)

Media – 1.0%
538,121	News Corp., Class A	$13,210,871
338,717	Paramount Global, Class B	5,009,624
130,537	Trade Desk, Inc. (The), Class A*	9,393,442

		27,613,937

Metals & Mining – 0.5%
185,942	Carpenter Technology Corp.	13,164,694

Multi-Utilities – 0.0%
20,817	Avista Corp.	744,000

Office REITs – 0.0%
1	Vornado Realty Trust REIT	28

Oil, Gas & Consumable Fuels – 2.5%
134,719	Antero Midstream Corp.	1,688,029
65,325	Antero Resources Corp.*	1,481,571
89,779	Cheniere Energy, Inc.	15,326,173
10,708	CONSOL Energy, Inc.	1,076,475
89,256	EOG Resources, Inc.	10,795,513
11,147	Exxon Mobil Corp.	1,114,477
12,264	Hess Corp.	1,767,978
354,007	Kinder Morgan, Inc.	6,244,684
14,840	Marathon Petroleum Corp.	2,201,662
763,677	Nordic American Tankers Ltd.	3,207,444
8,760	ONEOK, Inc.	615,127
33,190	Pioneer Natural Resources Co.	7,463,767
28,683	Scorpio Tankers, Inc. (Monaco)	1,743,927
108,374	Teekay Tankers Ltd., Class A (Canada)	5,415,449
31,484	Valero Energy Corp.	4,092,920
156,754	Williams Cos., Inc. (The)	5,459,742

		69,694,938

Personal Care Products – 0.5%
77,714	elf Beauty, Inc.*	11,217,239
99,538	Herbalife Ltd.*	1,518,950

		12,736,189

Pharmaceuticals – 1.4%
2,529	Eli Lilly & Co.	1,474,205
88,523	Johnson & Johnson	13,875,095
26,154	Merck & Co., Inc.	2,851,309
111,485	Zoetis, Inc.	22,003,794

		40,204,403

Professional Services – 1.1%
42,630	Equifax, Inc.	10,541,973
294,208	ExlService Holdings, Inc.*	9,076,317
28,293	Genpact Ltd.	982,050
156,109	Parsons Corp.*	9,789,595
65,046	Upwork, Inc.*	967,234

		31,357,169

Real Estate Management & Development – 0.3%
71,280	CoStar Group, Inc.*	6,229,159
32,161	Zillow Group, Inc., Class C*	1,860,835

		8,089,994

Residential REITs – 1.0%
83,486	American Homes 4 Rent, Class A REIT	3,002,157

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Residential REITs – (continued)
1	Apartment Income REIT Corp. REIT	$35
1	Apartment Investment and Management Co., Class A REIT*	8
49,476	AvalonBay Communities, Inc. REIT	9,262,897
13,563	Camden Property Trust REIT	1,346,670
42,893	Equity LifeStyle Properties, Inc. REIT	3,025,672
26,815	Equity Residential REIT	1,640,005
190,064	Invitation Homes, Inc. REIT	6,483,083
26,742	Mid-America Apartment Communities, Inc. REIT	3,595,730

		28,356,257

Retail REITs – 0.1%
21,275	Brixmor Property Group, Inc. REIT	495,069
12,469	Kite Realty Group Trust REIT	285,041
63,218	NNN REIT, Inc. REIT	2,724,696
2	Simon Property Group, Inc. REIT	285

		3,505,091

Semiconductors & Semiconductor Equipment – 6.0%
218,165	Applied Materials, Inc.	35,358,002
25,132	Axcelis Technologies, Inc.*	3,259,369
38,684	Broadcom, Inc.	43,181,015
3,264	KLA Corp.	1,897,363
4,959	Lam Research Corp.	3,884,186
143,748	NVIDIA Corp.	71,186,885
63,128	Texas Instruments, Inc.	10,760,799

		169,527,619

Software – 11.9%
75,274	Adobe, Inc.*	44,908,468
183,165	Fortinet, Inc.*	10,720,647
38,058	Intuit, Inc.	23,787,392
9,452	Manhattan Associates, Inc.*	2,035,205
527,437	Microsoft Corp.(a)	198,337,409
18,506	Oracle Corp.	1,951,088
20,331	Palo Alto Networks, Inc.*	5,995,205
6,145	Qualys, Inc.*	1,206,141
35,444	Salesforce, Inc.*	9,326,734
24,029	ServiceNow, Inc.*	16,976,248
55,448	Splunk, Inc.*	8,447,503
1,599	SPS Commerce, Inc.*	309,950
8,354	Varonis Systems, Inc.*	378,269
43,289	Zscaler, Inc.*	9,591,111

		333,971,370

Specialized REITs – 0.2%
5,206	CubeSmart REIT	241,298
9,634	Lamar Advertising Co., Class A REIT	1,023,901
16,714	SBA Communications Corp. REIT	4,240,175

		5,505,374

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – 1.4%
1,486	Asbury Automotive Group, Inc.*	$334,305
17,213	CarMax, Inc.*	1,320,926
11,149	Carvana Co.*	590,228
13,467	Foot Locker, Inc.	419,497
1,019	Home Depot, Inc. (The)	353,135
91,859	Lowe’s Cos., Inc.	20,443,220
5,074	Murphy USA, Inc.	1,809,185
347	O’Reilly Automotive, Inc.*	329,678
994	Penske Automotive Group, Inc.	159,547
78,444	Ross Stores, Inc.	10,855,865
1	Victoria’s Secret & Co.*	27
9,118	Williams-Sonoma, Inc.	1,839,830

		38,455,443

Technology Hardware, Storage & Peripherals – 8.1%
853,932	Apple, Inc.	164,407,528
385,943	Dell Technologies, Inc., Class C	29,524,639
42,942	NetApp, Inc.	3,785,767
5,355	Seagate Technology Holdings PLC	457,156
103,433	Super Micro Computer, Inc.*	29,401,865

		227,576,955

Textiles, Apparel & Luxury Goods – 1.1%
3,902	Deckers Outdoor Corp.*	2,608,214
38,986	G-III Apparel Group Ltd.*	1,324,744
280,291	Levi Strauss & Co., Class A	4,636,013
31,898	Lululemon Athletica, Inc.*	16,309,129
7,992	Ralph Lauren Corp.	1,152,446
75,785	Skechers USA, Inc., Class A*	4,724,437

		30,754,983

Trading Companies & Distributors – 0.4%
39,394	Ferguson PLC	7,605,800
5,515	United Rentals, Inc.	3,162,411

		10,768,211

TOTAL INVESTMENTS – 98.8% (Cost $1,560,734,992)		$2,772,737,309

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		33,868,203

NET ASSETS – 100.0%		$2,806,605,512

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is pledged as collateral for futures contracts. Total market value of securities pledged as collateral on futures contracts amounts to $627,987, which represents approximately 0.0% of net assets as of December 31, 2023.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued) December 31, 2023

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	2	03/15/24	$204,770	$14,535
S&P 500 E-Mini Index	10	03/15/24	2,410,000	79,948

Total Futures Contracts				$94,483

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities December 31, 2023

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Assets:

Investments, at value (cost $630,410,042 and $1,560,734,992, respectively)(a)	$774,718,380	$2,772,737,309
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	258,075	—
Cash	3,881,723	31,900,901
Foreign Currency, at value (cost $12,485,780 and $–, respectively)	8,716,127	—
Receivables:
Foreign tax reclaims	4,014,987	3,732
Dividends	650,685	4,010,122
Reimbursement from investment adviser	86,625	—
Fund shares sold	26,640	169,731
Securities lending income	2,764	—
Variation margin on futures contracts	7,461	—
Other assets	34,670	58,456

Total assets	792,398,137	2,808,880,251

Liabilities:

Variation margin on futures contracts	—	9,285
Payables:
Management fees	574,312	1,511,437
Payable upon return of securities loaned	258,075	—
Fund shares redeemed	100,732	121,965
Distribution and Service fees and Transfer Agency fees	23,083	126,103
Accrued expenses	84,315	505,949

Total liabilities	1,040,517	2,274,739

Net Assets:

Paid-in Capital	718,256,093	1,608,269,798
Total distributable earnings (loss)	73,101,527	1,198,335,714

NET ASSETS	$791,357,620	$2,806,605,512
Net Assets:
Class A	$4,851,940	$87,893,464
Class C	696,378	15,603,949
Institutional	12,638,103	55,767,102
Service	—	3,499,224
Investor	11,560,425	19,127,068
Class R6	692,951,937	2,407,117,985
Class P	68,658,837	217,596,720
Total Net Assets	$791,357,620	$2,806,605,512
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	409,787	2,354,435
Class C	60,054	450,574
Institutional	1,065,198	1,455,973
Service	—	93,308
Investor	973,820	503,921
Class R6	58,846,362	63,416,697
Class P	5,826,573	5,731,188
Net asset value, offering and redemption price per share:(b)
Class A	$11.84	$37.33
Class C	11.60	34.63
Institutional	11.86	38.30
Service	—	37.50
Investor	11.87	37.96
Class R6	11.78	37.96
Class P	11.78	37.97

(a)	Includes loaned securities having a market value of $251,563 and $–, respectively.
(b)

Maximum public offering price per share for Class A Shares of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund is $12.53 and $39.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations For the Fiscal Year Ended December 31, 2023

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,994,501 and $15,775, respectively)	$24,187,644	$33,620,452

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	39,269	—

Dividends — affiliated issuers	—	28,873

Total Investment Income	24,226,913	33,649,325

Expenses:

Management fees	6,162,287	16,547,244

Custody, accounting and administrative services	360,677	72,520

Transfer Agency fees(a)	238,740	915,711

Professional fees	165,876	105,979

Registration fees	88,367	91,910

Printing and mailing costs	34,265	59,100

Trustee fees	28,517	23,830

Distribution and/or Service (12b-1) fees(a)	18,403	337,543

Service fees — Class C	1,751	39,683

Shareholder meeting expense	1,630	2,818

Shareholder Administration fees — Service Shares	—	7,503

Other	30,431	22,207

Total expenses	7,130,944	18,226,048

Less — expense reductions	(616,730)	(48,236)

Net expenses	6,514,214	18,177,812

NET INVESTMENT INCOME	17,712,699	15,471,513

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	12,247,908	(8,157,218)

In-kind redemptions	27,221,319	61,617,366

Futures contracts	1,092,277	311,486

Foreign currency transactions	(106,807)	31

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	76,563,266	480,823,901

Futures contracts	203,924	486,347

Foreign currency translations	157,972	—

Net realized and unrealized gain	117,379,859	535,081,913

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,092,558	$550,553,426

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	$13,151	$5,252	$–	$8,156	$1,087	$4,537	$–	$15,640	$189,861	$19,459
U.S. Tax-Managed Equity Fund	210,992	119,048	7,503	130,870	24,619	23,569	1,200	26,977	650,459	58,017

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	International Tax-Managed Equity Fund		U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022	For the Fiscal Year Ended December 31, 2023	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$17,712,699	$22,095,228	$15,471,513	$14,667,256

Net realized gain (loss)	40,454,697	19,642,836	53,771,665	(2,089,993)

Net change in unrealized gain (loss)	76,925,162	(168,486,250)	481,310,248	(539,122,981)

Net increase (decrease) in net assets resulting from operations	135,092,558	(126,748,186)	550,553,426	(526,545,718)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(94,610)	(162,210)	(202,802)	(342,379)

Class C Shares	(8,889)	(17,250)	–	–

Institutional Shares	(291,337)	(346,285)	(293,294)	(421,368)

Service Shares	–	–	(3,951)	(7,142)

Investor Shares	(258,344)	(300,562)	(89,406)	(97,323)

Class R6 Shares	(15,920,795)	(21,935,527)	(13,036,248)	(14,183,905)

Class P Shares	(1,586,920)	(2,154,500)	(1,179,388)	(1,252,858)

Total distributions to shareholders	(18,160,895)	(24,916,334)	(14,805,089)	(16,304,975)

From share transactions:

Proceeds from sales of shares	17,872,937	81,602,420	72,656,637	423,239,765

Proceeds paid in connection with in-kind transactions	(65,000,000)	(40,000,055)	(75,750,000)	–

Reinvestment of distributions	18,160,808	24,916,127	14,704,015	16,142,013

Cost of shares redeemed	(13,706,369)	(36,436,968)	(75,518,598)	(107,632,492)

Net increase (decrease) in net assets resulting from share transactions	(42,672,624)	30,081,524	(63,907,946)	331,749,286

TOTAL INCREASE (DECREASE)	74,259,039	(121,582,996)	471,840,391	(211,101,407)

Net Assets:

Beginning of year	717,098,581	838,681,577	2,334,765,121	2,545,866,528

End of year	$791,357,620	$717,098,581	$2,806,605,512	$2,334,765,121

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Class A Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.07		$12.28	$11.32	$10.43	$8.93

Net investment income(a)	0.24	(b),(c)	0.29	0.28	0.10	0.18

Net realized and unrealized gain (loss)	1.76		(2.18)	1.07	0.92	1.49

Total from investment operations	2.00		(1.89)	1.35	1.02	1.67

Distributions to shareholders from net investment income	(0.23)		(0.32)	(0.39)	(0.13)	(0.17)

Net asset value, end of year	$11.84		$10.07	$12.28	$11.32	$10.43

Total Return(d)	19.96%		(15.36)%	12.02%	9.75%	18.66%

Net assets, end of year (in 000’s)	$4,852		$5,139	$7,235	$6,662	$8,419

Ratio of net expenses to average net assets	1.22%		1.22%	1.22%	1.23%	1.25%

Ratio of total expenses to average net assets	1.35%		1.32%	1.33%	1.36%	1.37%

Ratio of net investment income to average net assets	2.15	%(b),(c)	2.74%	2.33%	1.07%	1.81%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Class C Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$9.87		$12.03	$11.04	$10.18	$8.68

Net investment income(a)	0.16	(b),(c)	0.21	0.20	0.03	0.12

Net realized and unrealized gain (loss)	1.72		(2.13)	1.03	0.88	1.42

Total from investment operations	1.88		(1.92)	1.23	0.91	1.54

Distributions to shareholders from net investment income	(0.15)		(0.24)	(0.24)	(0.05)	(0.04)

Net asset value, end of year	$11.60		$9.87	$12.03	$11.04	$10.18

Total Return(d)	18.98%		(15.96)%	11.19%	8.89%	17.74%

Net assets, end of year (in 000’s)	$696		$728	$1,009	$1,060	$1,308

Ratio of net expenses to average net assets	1.97%		1.97%	1.96%	1.98%	2.01%

Ratio of total expenses to average net assets	2.10%		2.07%	2.07%	2.11%	2.12%

Ratio of net investment income to average net assets	1.46	%(b),(c)	2.01%	1.59%	0.33%	1.25%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Institutional Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.10		$12.31	$11.29	$10.40	$8.91

Net investment income(a)	0.27	(b),(c)	0.32	0.32	0.13	0.21

Net realized and unrealized gain (loss)	1.77		(2.17)	1.07	0.92	1.48

Total from investment operations	2.04		(1.85)	1.39	1.05	1.69

Distributions to shareholders from net investment income	(0.28)		(0.36)	(0.37)	(0.16)	(0.20)

Net asset value, end of year	$11.86		$10.10	$12.31	$11.29	$10.40

Total Return(d)	20.23%		(15.02)%	12.42%	10.11%	19.01%

Net assets, end of year (in 000’s)	$12,638		$9,934	$11,247	$9,998	$15,783

Ratio of net expenses to average net assets	0.90%		0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.99%		0.95%	0.96%	0.99%	0.99%

Ratio of net investment income to average net assets	2.45	%(b),(c)	3.01%	2.65%	1.36%	2.11%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Investor Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.10		$12.32	$11.30	$10.40	$8.91

Net investment income(a)	0.26	(b),(c)	0.32	0.31	0.13	0.20

Net realized and unrealized gain (loss)	1.78		(2.19)	1.07	0.92	1.48

Total from investment operations	2.04		(1.87)	1.38	1.05	1.68

Distributions to shareholders from net investment income	(0.27)		(0.35)	(0.36)	(0.15)	(0.19)

Net asset value, end of year	$11.87		$10.10	$12.32	$11.30	$10.40

Total Return(d)	20.26%		(15.15)%	12.31%	10.09%	18.90%

Net assets, end of year (in 000’s)	$11,560		$8,699	$7,290	$9,085	$18,290

Ratio of net expenses to average net assets	0.97%		0.97%	0.97%	0.98%	1.00%

Ratio of total expenses to average net assets	1.10%		1.08%	1.08%	1.11%	1.12%

Ratio of net investment income to average net assets	2.33	%(b),(c)	3.08%	2.58%	1.38%	2.06%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.02		$12.23	$11.22	$10.33	$8.85

Net investment income(a)	0.27	(b),(c)	0.32	0.32	0.14	0.21

Net realized and unrealized gain (loss)	1.77		(2.17)	1.06	0.92	1.47

Total from investment operations	2.04		(1.85)	1.38	1.06	1.68

Distributions to shareholders from net investment income	(0.28)		(0.36)	(0.37)	(0.17)	(0.20)

Net asset value, end of year	$11.78		$10.02	$12.23	$11.22	$10.33

Total Return(d)	20.30%		(15.11)%	12.43%	10.20%	19.05%

Net assets, end of year (in 000’s)	$692,952		$630,799	$730,126	$640,212	$660,555

Ratio of net expenses to average net assets	0.89%		0.89%	0.89%	0.89%	0.89%

Ratio of total expenses to average net assets	0.98%		0.94%	0.95%	0.97%	0.98%

Ratio of net investment income to average net assets	2.44	%(b),(c)	3.06%	2.66%	1.42%	2.12%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Tax-Managed Equity Fund

	Class P Shares

	Year Ended December 31,

	2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$10.03		$12.23	$11.22	$10.34	$8.86

Net investment income(a)	0.27	(b),(c)	0.33	0.32	0.14	0.21

Net realized and unrealized gain (loss)	1.76		(2.17)	1.06	0.91	1.47

Total from investment operations	2.03		(1.84)	1.38	1.05	1.68

Distributions to shareholders from net investment income	(0.28)		(0.36)	(0.37)	(0.17)	(0.20)

Net asset value, end of year	$11.78		$10.03	$12.23	$11.22	$10.34

Total Return(d)	20.28%		(15.03)%	12.42%	10.09%	19.02%

Net assets, end of year (in 000’s)	$68,659		$61,800	$81,775	$68,788	$67,038

Ratio of net expenses to average net assets	0.89%		0.89%	0.89%	0.89%	0.89%

Ratio of total expenses to average net assets	0.98%		0.94%	0.95%	0.98%	0.98%

Ratio of net investment income to average net assets	2.47	%(b),(c)	3.10%	2.66%	1.45%	2.15%

Portfolio turnover rate(e)	132%		226%	162%	177%	231%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.04 per share and 0.34% of average net assets.
(c)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.12% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$30.32	$38.29	$29.78	$25.54	$20.43

Net investment income(a)	0.10	0.10	0.05	0.06	0.11

Net realized and unrealized gain (loss)	7.00	(7.95)	8.52	4.31	5.09

Total from investment operations	7.10	(7.85)	8.57	4.37	5.20

Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.06)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	–	–	–	(0.04)	–

Total distributions	(0.09)	(0.12)	(0.06)	(0.13)	(0.09)

Net asset value, end of year	$37.33	$30.32	$38.29	$29.78	$25.54

Total Return(b)	23.41%	(20.51)%	28.80%	17.06%	25.48%

Net assets, end of year (in 000’s)	$87,893	$90,164	$111,821	$75,584	$68,427

Ratio of net expenses to average net assets	1.03%	1.03%	1.06%	1.08%	1.10%

Ratio of total expenses to average net assets	1.07%	1.10%	1.11%	1.12%	1.13%

Ratio of net investment income to average net assets	0.29%	0.29%	0.16%	0.24%	0.47%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$28.27	$35.84	$28.04	$24.11	$19.36

Net investment loss(a)	(0.14)	(0.14)	(0.19)	(0.13)	(0.06)

Net realized and unrealized gain (loss)	6.50	(7.43)	7.99	4.06	4.81

Total from investment operations	6.36	(7.57)	7.80	3.93	4.75

Net asset value, end of year	$34.63	$28.27	$35.84	$28.04	$24.11

Total Return(b)	22.50%	(21.12)%	27.82%	16.25%	24.54%

Net assets, end of year (in 000’s)	$15,604	$16,096	$21,720	$19,502	$18,341

Ratio of net expenses to average net assets	1.78%	1.78%	1.81%	1.83%	1.85%

Ratio of total expenses to average net assets	1.82%	1.85%	1.86%	1.87%	1.88%

Ratio of net investment loss to average net assets	(0.46)%	(0.46)%	(0.59)%	(0.53)%	(0.28)%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$31.10	$39.28	$30.53	$26.16	$20.91

Net investment income(a)	0.21	0.21	0.17	0.15	0.20

Net realized and unrealized gain (loss)	7.19	(8.17)	8.74	4.43	5.23

Total from investment operations	7.40	(7.96)	8.91	4.58	5.43

Distributions to shareholders from net investment income	(0.20)	(0.22)	(0.16)	(0.17)	(0.18)

Distributions to shareholders from net realized gains	–	–	–	(0.04)	–

Total distributions	(0.20)	(0.22)	(0.16)	(0.21)	(0.18)

Net asset value, end of year	$38.30	$31.10	$39.28	$30.53	$26.16

Total Return(b)	23.81%	(20.26)%	29.23%	17.48%	25.90%

Net assets, end of year (in 000’s)	$55,767	$60,342	$56,035	$47,997	$45,718

Ratio of net expenses to average net assets	0.71%	0.70%	0.74%	0.74%	0.74%

Ratio of total expenses to average net assets	0.71%	0.72%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets	0.62%	0.64%	0.48%	0.56%	0.83%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Service Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$30.48	$38.52	$29.96	$25.70	$20.57

Net investment income(a)	0.04	0.04	– (b)	0.02	0.08

Net realized and unrealized gain (loss)	7.02	(7.99)	8.56	4.33	5.13

Total from investment operations	7.06	(7.95)	8.56	4.35	5.21

Distributions to shareholders from net investment income	(0.04)	(0.09)	– (b)	(0.05)	(0.08)

Distributions to shareholders from return of capital	–	–	–	(0.04)	–

Total distributions	(0.04)	(0.09)	– (b)	(0.09)	(0.08)

Net asset value, end of year	$37.50	$30.48	$38.52	$29.96	$25.70

Total Return(c)	23.17%	(20.65)%	28.58%	16.87%	25.31%

Net assets, end of year (in 000’s)	$3,499	$2,568	$2,476	$1,932	$1,649

Ratio of net expenses to average net assets	1.21%	1.22%	1.23%	1.24%	1.24%

Ratio of total expenses to average net assets	1.21%	1.25%	1.24%	1.25%	1.25%

Ratio of net investment income to average net assets	0.12%	0.13%	0.01%	0.08%	0.33%

Portfolio turnover rate(d)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$30.83	$38.93	$30.26	$25.93	$20.73

Net investment income(a)	0.19	0.18	0.14	0.12	0.17

Net realized and unrealized gain (loss)	7.12	(8.09)	8.67	4.40	5.18

Total from investment operations	7.31	(7.91)	8.81	4.52	5.35

Distributions to shareholders from net investment income	(0.18)	(0.19)	(0.14)	(0.15)	(0.15)

Distributions to shareholders from net realized gains	–	–	–	(0.04)	–

Total distributions	(0.18)	(0.19)	(0.14)	(0.19)	(0.15)

Net asset value, end of year	$37.96	$30.83	$38.93	$30.26	$25.93

Total Return(b)	23.71%	(20.31)%	29.13%	17.38%	25.82%

Net assets, end of year (in 000’s)	$19,127	$15,645	$20,599	$15,938	$21,591

Ratio of net expenses to average net assets	0.78%	0.78%	0.82%	0.83%	0.85%

Ratio of total expenses to average net assets	0.82%	0.85%	0.87%	0.87%	0.88%

Ratio of net investment income to average net assets	0.54%	0.54%	0.40%	0.46%	0.72%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$30.82	$38.93	$30.26	$25.93	$20.73

Net investment income(a)	0.21	0.21	0.17	0.15	0.20

Net realized and unrealized gain (loss)	7.14	(8.10)	8.67	4.40	5.18

Total from investment operations	7.35	(7.89)	8.84	4.55	5.38

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.17)	(0.18)	(0.18)

Distributions to shareholders from net realized gains	–	–	–	(0.04)	–

Total distributions	(0.21)	(0.22)	(0.17)	(0.22)	(0.18)

Net asset value, end of year	$37.96	$30.82	$38.93	$30.26	$25.93

Total Return(b)	23.85%	(20.26)%	29.24%	17.49%	25.96%

Net assets, end of year (in 000’s)	$2,407,118	$1,975,694	$2,111,315	$1,536,722	$1,575,990

Ratio of net expenses to average net assets	0.70%	0.69%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	0.70%	0.72%	0.74%	0.74%	0.74%

Ratio of net investment income to average net assets	0.63%	0.65%	0.49%	0.57%	0.84%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Tax-Managed Equity Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of year	$30.83	$38.94	$30.27	$25.94	$20.74

Net investment income(a)	0.21	0.21	0.17	0.15	0.20

Net realized and unrealized gain (loss)	7.14	(8.10)	8.67	4.40	5.18

Total from investment operations	7.35	(7.89)	8.84	4.55	5.38

Distributions to shareholders from net investment income	(0.21)	(0.22)	(0.17)	(0.18)	(0.18)

Distributions to shareholders from net realized gains	–	–	–	(0.04)	–

Total distributions	(0.21)	(0.22)	(0.17)	(0.22)	(0.18)

Net asset value, end of year	$37.97	$30.83	$38.94	$30.27	$25.94

Total Return(b)	23.84%	(20.25)%	29.23%	17.48%	25.94%

Net assets, end of year (in 000’s)	$217,597	$174,254	$221,902	$152,775	$138,399

Ratio of net expenses to average net assets	0.70%	0.69%	0.73%	0.73%	0.73%

Ratio of total expenses to average net assets	0.70%	0.72%	0.74%	0.74%	0.74%

Ratio of net investment income to average net assets	0.63%	0.64%	0.49%	0.59%	0.83%

Portfolio turnover rate(c)	184%	246%	116%	177%	205%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(c)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

International Tax-Managed Equity Fund	A, C, Institutional, Investor, R6 and P	Diversified

U.S. Tax-Managed Equity Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Tax-Managed Equity Fund	Annually	Annually

U.S. Tax-Managed Equity Fund	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F. In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

(including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations,

45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2023:

International Tax-Managed Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,944,301	$—

Asia	8,457,879	206,427,227	—

Europe	16,247,091	442,733,804	—

North America	11,063,858	47,398,993	—

Oceania	1,219,808	39,225,419	—

Securities Lending Reinvestment Vehicle	258,075	—	—

Total	$37,246,711	$737,729,744	$—

Derivative Type

Assets

Futures Contracts(b)	$48,380	$—	$—

Liabilities

Futures Contracts(b)	$(32,147)	$—	$—

46

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. Tax-Managed Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$13,121,684	$—	$—

North America	2,746,146,687	—	—

South America	13,468,938	—	—

Total	$2,772,737,309	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$94,483	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

International Tax-Managed Equity Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$48,380	Variation margin on futures contracts	$(32,147)

U.S. Tax-Managed Equity Fund

Risk	Statements for Assets and Liabilities	Assets[1]	Statements for Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$94,483		$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of December 31, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Tax-Managed Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,092,277	$203,924

U.S. Tax-Managed Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	311,486	486,347

For the year ended December 31, 2023, the relevant values for each derivative type was as follows:

Average number of Contracts(a)

Fund	Futures Contracts

International Tax-Managed Equity Fund	122

U.S. Tax-Managed Equity Fund	52

(a)

Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the fiscal year ended December 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

International Tax-Managed Equity Fund	0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%

U.S. Tax-Managed Equity Fund	0.70	0.63	0.60	0.59	0.58	0.65	0.65

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The U.S. Tax-Managed Equity Fund invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest,

48

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2023, GSAM waived $1,157 of the U.S. Tax-Managed Equity Fund’s management fees.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service

Distribution and/or Service Plan	0.25%	0.75%	0.25%

*

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

International Tax-Managed Equity Fund	$ 125	$ —

U.S. Tax-Managed Equity Fund	4,370	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of

49

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Prior to July 1, 2023, the rate for Class A, Class C, Investor and Class R Shares was 0.16%. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to the Class A, Class C and Investor Shares of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

International Tax-Managed Equity Fund	$–	$8,035	$608,695	$616,730

U.S. Tax-Managed Equity Fund	1,157	47,079	—	48,236

G. Line of Credit Facility — As of December 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended December 31, 2023, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively.

50

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2023:

U.S. Tax-Managed Equity Fund

Underlying Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$151,297	$115,348,690	$(115,499,987)	$–	–	$28,873

As of December 31, 2023, the Goldman Sachs Global Tax-Aware Equity Portfolio was beneficial owner of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Global Tax-Aware Equity Portfolio

International Tax-Managed Equity Fund	87%

U.S. Tax-Managed Equity Fund	86

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were as follows:

Fund	Purchases	Sales	Sales In-Kind

International Tax-Managed Equity Fund	$957,954,979	$936,968,621	$64,785,003

U.S. Tax-Managed Equity Fund	4,662,695,568	4,648,824,342	73,035,695

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund

51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

7. SECURITIES LENDING (continued)

is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2023

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2023

International Tax-Managed Equity Fund	$4,329	$4,784	$—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2023:

Fund	Beginning value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending value as of December 31, 2023

International Tax-Managed Equity Fund	$828,871	$16,697,746	$(17,268,542)	$258,075

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Distributions paid from:

Ordinary Income	$18,160,895	$14,805,089

52

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended December 31, 2022, was as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Distributions paid from:

Ordinary Income	$24,916,334	$15,860,542

Net long-term capital gains	—	444,433

Total distributions	$24,916,334	$16,304,975

As of December 31, 2023, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Undistributed ordinary income — net	$1,274,813	$839,341

Capital loss carryforwards:

Perpetual Short-Term	(71,003,744)	(4,629,537)

Timing differences — (Real Estate Investment Trusts and post October loss deferral)	—	(9,064,676)

Unrealized gains (losses) — net	142,830,458	1,211,190,586

Total accumulated earnings (losses) — net	$73,101,527	$1,198,335,714

For the period ended December 31, 2023, the International Tax-Managed Equity Fund utilized $7,528,105 in Capital Loss Carryforwards.

As of December 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	International Tax- Managed Equity Fund	U.S. Tax-Managed Equity Fund

Tax Cost	$632,389,834	$1,561,641,206

Gross unrealized gain	146,995,925	1,212,728,462

Gross unrealized loss	(4,165,467)	(1,537,876)

Net unrealized gain (loss)	$142,830,458	$1,211,190,586

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

The International Tax-Managed Equity and US Tax-Managed Equity Funds reclassified $27,221,319 and $61,698,171, respectively, from distributable earnings to paid in capital for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from redemptions in-kind transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Management Risk — A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Tax-Managed Investment Risk — Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Goldman Sachs Tax-Advantaged Global Equity Portfolio may be lower than the performance of similar funds that are not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions to the Goldman Sachs Tax-Advantaged Global Equity Portfolio. Even though tax managed

54

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Goldman Sachs Tax-Advantaged Global Equity Portfolio to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	39,765	$437,162	79,392	$830,279

Reinvestment of distributions	8,191	94,610	16,140	162,210

Shares redeemed	(148,274)	(1,611,524)	(174,490)	(1,818,871)

	(100,318)	(1,079,752)	(78,958)	(826,382)

55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued) December 31, 2023

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class C Shares

Shares sold	4,224	$46,057	3,667	$37,902

Reinvestment of distributions	785	8,889	1,751	17,250

Shares redeemed	(18,672)	(200,149)	(15,530)	(157,634)

	(13,663)	(145,203)	(10,112)	(102,482)

Institutional Shares

Shares sold	186,496	2,052,357	164,985	1,752,311

Reinvestment of distributions	25,151	291,250	34,368	346,078

Shares redeemed	(130,139)	(1,464,199)	(128,928)	(1,364,822)

	81,508	879,408	70,425	733,567

Investor Shares

Shares sold	287,861	3,183,834	626,918	6,852,125

Reinvestment of distributions	22,310	258,344	29,817	300,562

Shares redeemed	(197,230)	(2,173,352)	(387,470)	(3,947,483)

	112,941	1,268,826	269,265	3,205,204

Class R6 Shares

Shares sold	889,773	9,525,227	6,465,095	65,731,507

Reinvestment of distributions	1,385,622	15,920,795	2,193,553	21,935,527

Shares redeemed	(42,160)	(464,727)	(1,389,237)	(15,547,544)

Shares redeemed in connection with in-kind transactions	(6,310,680)	(65,000,000)	(4,052,691)	(40,000,055)

	(4,077,445)	(40,018,705)	3,216,720	32,119,435

Class P Shares

Shares sold	237,205	2,628,300	607,521	6,398,296

Reinvestment of distributions	137,993	1,586,920	215,235	2,154,500

Shares redeemed	(709,510)	(7,792,418)	(1,345,989)	(13,600,614)

	(334,312)	(3,577,198)	(523,233)	(5,047,818)

NET INCREASE (DECREASE) IN SHARES	(4,331,289)	$(42,672,624)	2,944,107	$30,081,524

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	185,487	$6,252,891	414,966	$13,329,198

Reinvestment of distributions	5,256	193,480	10,768	325,726

Shares redeemed	(809,867)	(26,316,008)	(372,296)	(11,726,564)

	(619,124)	(19,869,637)	53,438	1,928,360

Class C Shares

Shares sold	31,176	965,454	85,536	2,572,479

Shares redeemed	(149,896)	(4,677,611)	(122,269)	(3,676,334)

	(118,720)	(3,712,157)	(36,733)	(1,103,855)

56

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Fiscal Year Ended December 31, 2023		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Institutional Shares

Shares sold	479,052	$15,945,500	931,634	$31,212,600

Reinvestment of distributions	5,341	201,655	8,880	275,453

Shares redeemed	(968,545)	(32,832,489)	(427,054)	(14,120,423)

	(484,152)	(16,685,334)	513,460	17,367,630

Service Shares

Shares sold	17,271	582,408	30,211	929,113

Reinvestment of distributions	107	3,951	235	7,142

Shares redeemed	(8,337)	(281,968)	(10,452)	(346,170)

	9,041	304,391	19,994	590,085

Investor Shares

Shares sold	58,696	1,953,761	52,280	1,759,876

Reinvestment of distributions	2,386	89,293	3,152	96,929

Shares redeemed	(64,681)	(2,201,547)	(77,086)	(2,497,408)

	(3,599)	(158,493)	(21,654)	(640,603)

Class R6 Shares

Shares sold	1,064,557	36,406,797	10,664,975	345,473,590

Reinvestment of distributions	348,377	13,036,248	461,415	14,183,905

Shares redeemed	(11,187)	(369,466)	(1,266,443)	(44,311,354)

Shares redeemed in connection with in-kind transactions	(2,079,300)	(75,750,000)	—	—

	(677,553)	(26,676,421)	9,859,947	315,346,141

Class P Shares

Shares sold	309,593	10,549,826	850,031	27,962,909

Reinvestment of distributions	31,509	1,179,388	40,743	1,252,858

Shares redeemed	(261,503)	(8,839,509)	(937,999)	(30,954,239)

	79,599	2,889,705	(47,225)	(1,738,472)

NET INCREASE (DECREASE) IN SHARES	(1,814,508)	$(63,907,946)	10,341,227	$331,749,286

57

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

58

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023, through December 31, 2023, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Tax-Managed Equity Fund			U.S. Tax-Managed Equity Fund
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$1,069.00	$6.31	$1,000.00	$1,069.70	$5.32
Hypothetical 5% return	1,000.00	1,019.11+	6.16	1,000.00	1,020.06+	5.19
Class C
Actual	1,000.00	1,064.70	10.20	1,000.00	1,065.50	9.21
Hypothetical 5% return	1,000.00	1,015.32+	9.96	1,000.00	1,016.28+	9.00
Institutional
Actual	1,000.00	1,070.80	4.70	1,000.00	1,071.30	3.65
Hypothetical 5% return	1,000.00	1,020.67+	4.58	1,000.00	1,021.68+	3.57
Service
Actual	N/A	N/A	N/A	1,000.00	1,068.70	6.26
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,019.16+	6.11
Investor
Actual	1,000.00	1,071.10	5.01	1,000.00	1,071.00	4.02
Hypothetical 5% return	1,000.00	1,020.37+	4.89	1,000.00	1,021.32+	3.92
Class R6
Actual	1,000.00	1,070.50	4.64	1,000.00	1,071.60	3.60
Hypothetical 5% return	1,000.00	1,020.72+	4.53	1,000.00	1,021.73+	3.52
Class P
Actual	1,000.00	1,071.40	4.65	1,000.00	1,071.60	3.60
Hypothetical 5% return	1,000.00	1,020.72+	4.53	1,000.00	1,021.73+	3.52

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	1.21%	1.96%	0.90%	N/A	0.96%	0.89%	0.89%
U.S. Tax-Managed Equity Fund	1.02	1.77	0.70	1.20%	0.77	0.69	0.69

59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

60

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a datadriven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014- December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

61

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023 – Present) Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

62

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of November 30, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

63

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary—Goldman Sachs Trust; (previously Assistant Secretary (2022));Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II; (previously Assistant Secretary (2022));and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Tax-Advantaged Equity Funds I — Tax Information (Unaudited)

For the fiscal year ended December 31, 2023, 100% of the dividends paid from net investment company taxable income by the U.S. Tax-Managed Equity Fund qualifies for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2023, the International Tax-Managed Equity Fund has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Tax-Managed Equity Fund from sources within foreign countries and possessions of the United States was $0.3028 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Tax-Managed Equity Fund during the year from foreign sources was 95.77%. The total amount of taxes paid by the International Tax-Managed Equity Fund to such countries was $0.0302 per share.

For the fiscal year ended December 31, 2023, 100% and 100% of the dividends paid from net investment company taxable income by the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

64

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

65

TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair James A. McNamara Cheryl K. Beebe* Lawrence W. Stranghoener* Dwight L. Bush Paul C. Wirth Kathryn A. Cassidy *Effective January 1, 2024 John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes* Joseph F. DiMaria, Principal Financial Officer, John F. Killian* Principal Accounting Officer and Treasurer Steven D. Kirchmar* Robert Griffith, Secretary Michael Latham* GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of December 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Intermediary or from Goldman Sachs & Co LLC by calling (Class A Shares or Class C Shares – 1-800-526-7384) (all other share classes – 1-800-621-2550). 2024 Goldman Sachs. All rights reserved. 356271-OTU-1967043 TAXADVAR-24

Goldman Sachs Funds Annual Report December 31, 2023 Tax-Advantaged Equity Funds II International Equity Dividend and Premium U.S. Equity Dividend and Premium

Goldman Sachs Tax-Advantaged Equity Funds II

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. EQUITY DIVIDEND AND PREMIUM

Effective January 24, 2023, open-end mutual funds and exchange traded funds will be required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the SEC on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds II

MARKET REVIEW

During the 12 months ended December 31, 2023 (the “Reporting Period”), the international and U.S. equity markets recorded double-digit gains. The positive performance was driven by inflation trends and macroeconomic data, changing expectations about central bank monetary policy, interest rate volatility and geopolitical events.

International Equities

International equities rallied strongly but lagged the U.S. equity market during the Reporting Period. The MSCI* Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of 18.24%.1

International equities performed well during the first quarter of 2023 overall. Markets gained in January on the back of consensus expectations around peaking inflation in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. China finally lifted its stringent zero-COVID policy, which increased global hopes around the resolution of supply-chain disruptions and economic recovery driven by strong domestic consumption. Several companies announced job cuts, but the overall job market remained in good shape, raising optimism around the mild impact of a potential impending global recession. February saw a pullback in international equity market performance, as market sentiment was governed by dampening expectations around potential peaking of interest rate hikes, ongoing geopolitical tensions between Russia and Ukraine, and a re-escalation of U.S./China tensions. Japan saw its highest level of inflation in 40 years. However, international equities rebounded in March, with market sentiment most influenced by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite U.S. and European regional banking tensions.

During the second quarter of 2023, international equities gained, albeit more modestly than in the prior quarter. International equity markets recovered slightly in April from the banking turmoil that plagued March. In Europe, although manufacturing lagged, headline inflation fell sharply as energy prices fell globally. China enjoyed strong economic growth, but geopolitical concerns around U.S./China tensions continued to weaken investor sentiment toward the country. The Japanese equity market rose for the fourth consecutive month, particularly notable in light of the new Bank of Japan governor declaring a commitment to a loose monetary easing policy and famed investor Warren Buffett declaring that he planned to add to his Japanese equity investments. In May, international equities declined. Globally, high inflation rates persisted, dampening market sentiment, while sustained wage growth raised concerns around peak central bank policy rates potentially being higher than consensus expected. In the U.K., inflation hit a 31-year high. Concerns surrounding the U.S. debt ceiling also loomed over the markets during the month. International equities then rebounded in June. The Bank of England (“BoE”) hiked its interest rates more than consensus expected to combat persistent inflation, encouraging other central banks to continue policy tightening. China’s recovery-fueled momentum slowed. In Japan, import prices began to ease along with other inflation drivers.

The third quarter of 2023 was a challenging one for international equities, marked by persistent inflation, contractionary economic concerns, particularly in Europe, and further interest rate hikes. Recession fears were renewed by a steep rise in oil prices. Further, a selloff in global bond markets put increased pressure on risk assets. In Europe, concerns persisted around the contractionary effect of elevated interest rates on the economy as the European Central Bank (“ECB”) raised rates twice in the quarter. However, inflation in Europe fell to a two-year low, and the ECB suggested its September hike may be the last. The U.K. equity market gained modestly for the quarter, largely supported by its energy sector, which benefited from increased oil prices. The market also benefited from sterling, its currency, depreciating relative to the U.S. dollar. Additionally, U.K. markets showed signs of improving consumer confidence. The BoE raised rates more than consensus expected in July and once more in August before ending its run of 14 consecutive rate hikes in September. The Japanese equity market also gained modestly during the quarter, with weakness in the yen and strong domestic demand major tailwinds. In July, the Bank of Japan endorsed higher bond yields and signaled toward a potential end to negative interest rates by calendar year end. In China, lower economic growth and real estate market concerns continued to plague its equity market, despite new stimulus policies.

International equities rallied strongly in the fourth quarter of 2023, fueled by expectations of interest rate cuts in 2024 amid falling inflation numbers and a fizzling out of the “higher for longer” narrative. In Europe, equities were weak in October but then recovered to close out the year. Headline inflation in December ticked up from November; however, core inflation fell. U.K.

*	Source: MSCI
[1]	All index returns are expressed in U.S. dollar terms.

1

MARKET REVIEW

equities posted positive returns overall but lagged other geographies during the quarter due to sterling appreciation and a large exposure to the underperforming energy sector. Although U.K. GDP growth entered negative territory during the quarter, markets were buoyed by expectations of an ending rate hike cycle. As a result, domestic small-cap and mid-cap stocks performed especially well. The Japanese equity market similarly posted positive, albeit modest, returns for the quarter. Yen appreciation was a headwind for Japanese equities. Further, expectations of rate cuts and dovish U.S. Federal Reserve moves were positive news for Japanese equities. (Dovish suggests lower interest rates; opposite of hawkish.) The December 2023 Bank of Japan Tankan survey signaled toward improving business sentiment. However, the Bank of Japan’s December meeting, though not featuring any policy or rate changes, slightly dampened consensus expectations of an imminent end to its negative policy rates.

For the Reporting Period overall, all 11 sectors of the MSCI* EAFE Index gained, led by information technology, industrials and consumer discretionary. Consumer staples, real estate and health care were the weakest performers on the basis of total return, though still produced positive absolute returns during the Reporting Period.

From a country perspective, Italy, Ireland and Spain were the strongest constituents of the MSCI EAFE Index during the Reporting Period, based on total return. The only individual country constituents of the MSCI EAFE Index to post negative absolute returns during the Reporting Period were Hong Kong, Canada and Finland.

U.S. Equities

In a sharp reversal from 2022, the S&P 500® Index (the “S&P 500 Index”), representing the U.S. equity market, returned 26.29% during the Reporting Period, closing the 2023 calendar year with the best fourth quarter since 2003. Such strong performance, however, masked volatility and a wide range of challenges.

In the first quarter of 2023, the S&P 500 Index gained 7.53%, marking its second straight quarterly gain. Among the factors behind the market’s strength were disinflation narrative momentum, soft economic landing expectations, and a lowered bar for fourth quarter 2022 corporate earnings. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.) Following a stellar start to the year, February proved to be a setback for the disinflation path after nonfarm payrolls illustrated the largest job growth in six months, and the unemployment rate fell to a 53-year low, which pushed market forecasts for the Federal Reserve’s (“Fed”) terminal rate up. In addition, January inflation data saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation. While fourth quarter 2022 corporate earnings did disappoint as margins came under pressure by persistently high input costs and weaker demand, the labor market outlook appeared to be positive due to supply-chain enhancements, ongoing consumer resilience and consensus expectations for inflation pressures to diminish as 2023 progressed. Consensus forecasts for the Fed’s interest rate path took a dovish turn in March due to an abrupt banking crisis that escalated the risk of raising rates. Economic data in March also contributed to the dovish sentiment.

The S&P 500 Index returned 8.74% in the second quarter of 2023. The market’s strength was predominately driven by disinflation momentum, an upswing in soft landing expectations, consumer resilience, a better than consensus expected first quarter corporate earnings season, and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers. Growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for the vast majority of the S&P 500 Index’s rally in the quarter. Inflation reached its lowest level in more than two years on the back of lower energy prices. The soft landing narrative took form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession. First quarter corporate earnings metrics, though supported by a lower bar, were well above their one-year averages due to a combination of pricing power, supply-chain normalizations, cost-cutting initiatives and margin expansion. Despite U.S. equity market strength in the quarter, the implacable “higher for longer” messaging from the Fed remained an overhang. Concentrated leadership was another critical concern for investors that raised doubts about the sustainability of the U.S. equity market rally. On the geopolitical front, a slower than consensus expected economic recovery in China presented a setback for the market.

*	Source: MSCI

2

MARKET REVIEW

In the third quarter of 2023, the S&P 500 Index returned -3.27%, marking its first quarterly decline of the calendar year. The S&P 500 Index started off strong in the first two months of the quarter, reaching its year-to-date 2023 high at the end of July before a sharp pullback in September. Although economic activity remained resilient, the market declined mostly due to a pickup in soft landing concerns, surging energy prices and disinflationary pressures on corporate earnings. Concerns about a looming threat of a federal government shutdown, consumer impacts from student loan repayments resuming, and a strike against automakers by the United Auto Workers union that began in September further weighed on investor sentiment. The Fed acted in line with consensus forecasts, hiking interest rates by 25 basis points in July and keeping rates unchanged at 5.25%-5.50% in September. (A basis point is 1/100th of a percentage point.) However, the Fed’s “higher for longer” narrative appeared to gain further recognition from investors. On the earnings front, S&P 500 Index companies saw earnings decline by 4.21% in the second calendar quarter from a year earlier, marking the third consecutive quarter of negative earnings growth.

The S&P 500 Index gained 11.69% in the fourth quarter of 2023, finishing the year nearly eclipsing its all-time high. The quarter saw a broadening of market leadership following the mega-cap dominance for most of the calendar year. U.S. equity markets began the quarter with negative momentum, as investors digested a more resilient than consensus expected U.S. economy and a “higher for longer” Fed interest rate regime. The market then shifted direction in November and December. November saw the most significant easing in financial conditions of any month in more than four decades. Market sentiment took a positive turn on the back of an overall shift in tonality from Fed officials signaling potential easing of monetary policy in 2024, a gradual cooldown in economic activity while the labor market remained resilient, and a rally across U.S. Treasuries marking one of the best monthly performances on record—all underpinning soft landing and disinflation traction themes. The Fed held interest rates unchanged throughout the quarter, as growth of the U.S. economy slowed, the unemployment rate remained low despite abating job gains, and inflationary pressures continued to trend downwards. Near the end of the quarter, there was a major shift in the Fed’s policy path expectations, with the Summary of Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. (The Fed’s dot plot shows the interest rate projections of the members of the Federal Open Market Committee.) U.S. economic data provided further evidence of disinflation momentum, with November’s annualized core Consumer Price Index dropping to its lowest level since September 2021 and core Personal Consumption Expenditure Index increasing 1.9% on a six-month annualized basis, measuring below the Fed’s inflation target of 2% for the first time in more than three years. Market seasonality proved to be another tailwind to equities during the quarter, as November and December historically represent the strongest two-month period for U.S. stocks.

For the Reporting Period overall, nine of the 11 sectors in the S&P 500 Index posted positive absolute returns. Information technology was the best performing sector in the S&P 500 Index, as measured by total return, followed by communication services and consumer discretionary. The weakest performing sectors in the S&P 500 Index during the Reporting Period were utilities and energy—the only two to post negative absolute returns.

Within the U.S. equity market, all capitalization segments posted double-digit positive returns, with large-cap stocks, as measured by the Russell 1000® Index, performing best. Mid-cap stocks, as measured by the Russell Midcap® Index, and small-cap stocks, as measured by the Russell 2000® Index, followed, with these two market segments posting returns similar to each other. From a style perspective, growth-oriented stocks materially outperformed value-oriented stocks across the capitalization spectrum but most significantly within the large-cap segment of the market. (All as measured by the FTSE Russell indices.)

Looking Ahead

In the months ahead, we expect less expensive stocks to outpace more expensive stocks. We also believe that stocks with good momentum are likely to outperform those with poor momentum. Our plan is to seek profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. To that end, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

3

FUND RESULTS

Goldman Sachs International Equity Dividend and Premium Fund

Investment Objective The Fund seeks to maximize total return with an emphasis on income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 15.91%, 14.99%, 16.15%, 16.13%, 16.17% and 16.14%, respectively. These returns compare to the 18.24% average annual total return of the Fund’s primary benchmark, the MSCI* EAFE Index (Net, USD, Unhedged) (“MSCI EAFE

Index”). The Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), the secondary benchmark, returned 5.72%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

The sale of call options on the MSCI EAFE Index detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

The Fund benefited from stock selection, particularly its bias toward stocks with higher dividend yields. On a sector level, stock selection in the information technology and, to a lesser extent, the financials, health care and materials sectors added to relative performance. Stock selection in the real estate, consumer discretionary, industrials and communication services sectors detracted from relative returns during the Reporting Period.

Q	How did the Fund’s call writing affect its performance?

A

Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. While the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

Call option writing has the potential to reduce Fund volatility. However, since its inception, the realized daily volatility of the Fund has been 19.69% compared to the realized volatility of the MSCI EAFE Index of 18.08%. During the Reporting Period, the realized daily volatility of the Fund was 11.68% compared to the realized volatility of the MSCI EAFE Index of 12.77%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A

While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 4.74% compared to 3.21% for the MSCI EAFE Index.

(Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net

*Source: MSCI

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

4

FUND RESULTS

income distributions. As of December 31, 2023, the Standardized 30-Day Subsidized Yield was 3.15% and the Standardized 30-Day Unsubsidized Yield was 3.00%.[2]

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A

During the Reporting Period, the Fund was helped by its overweight positions versus the MSCI* EAFE Index in Credit Agricole Group, a French international bank holding company; DISCO, a Japanese precision tools maker; and Equinor, a Norwegian state-owned energy company. The attractive dividend yield and/or risk metrics of these three stocks drove the Fund’s positioning.

Q	Which individual stock holdings detracted significantly from relative performance?

A

Compared to the MSCI EAFE Index, the Fund was hurt by overweights in Hong Kong-based Link Real Estate Investment Trust and Dutch payment company Adyen as well as by its underweight in Swiss multinational investment bank UBS Group. We chose to overweight Link Real Estate Investment Trust and Adyen largely because of their attractive dividend yields and/or risk metrics. The underweight in UBS Group was based on its unattractive dividend yield and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]

The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

*Source: MSCI

5

FUND BASICS

International Equity Dividend and Premium Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23‡

Holding	% of Net Assets	Line of Business	Country
Nestle SA	2.6%	Food Products	Switzerland
ASML Holding NV	2.3	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk AS	2.1	Pharmaceuticals	Denmark
LVMH Moet Hennessy Louis Vuitton SE	1.9	Textiles, Apparel & Luxury Goods	France
HSBC Holdings PLC	1.9	Banks	United Kingdom
Shell PLC	1.8	Oil, Gas & Consumable Fuels	United Kingdom
BHP Group Ltd.	1.7	Metals & Mining	Australia
Rio Tinto PLC	1.7	Metals & Mining	United Kingdom
Novartis AG	1.6	Pharmaceuticals	Switzerland
Zurich Insurance Group AG	1.5	Insurance	Switzerland

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of December 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.8% of the Fund’s net assets as of December 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

#Source: MSCI

6

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the MSCI# EAFE Index (Net, USD, Unhedged) and the Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged), respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

International Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	15.91%	5.52%	2.41%	—

Including sales charges	9.54%	4.34%	1.83%	—

Class C
Excluding contingent deferred sales charges	14.99%	4.73%	1.62%	—

Including contingent deferred sales charges	13.97%	4.73%	1.62%	—

Institutional	16.15%	5.84%	2.76%	—

Investor	16.13%	5.75%	2.63%	—

Class R6 (Commenced April 30, 2018)	16.17%	5.89%	N/A	2.57%

Class P (Commenced April 17, 2018)	16.14%	5.88%	N/A	2.31%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

#Source: MSCI

7

FUND RESULTS

Goldman Sachs U.S. Equity Dividend and Premium Fund

December 31, 2023

Investment Objective The Fund seeks to maximize income and total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Equity Solutions Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the 12-month period ended December 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor, Class R6 and Class P Shares generated average annual total returns, without sales charges, of 21.04%, 20.12%, 21.34%, 21.23%, 21.36% and 21.44%, respectively. These returns compare to the 26.29% average annual total return of the Fund’s primary benchmark, the Standard & Poor’s 500® Index (with dividends reinvested) (the “S&P 500® Index”), during the same period. The Bloomberg U.S. Aggregate Bond Index, the secondary benchmark, returned 5.53%.

Although the Fund does not invest in fixed income securities, maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Bloomberg U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, security selection detracted from the Fund’s relative performance. In particular, the Fund was hampered by its bias toward stocks with higher dividend yields. On a sector level, investments in industrials, health care and consumer staples hurt relative results. The Fund was helped by stock selection in the utilities, materials and financials sectors.

The sale of call options on the S&P 500®Index also detracted from the Fund’s total return during the Reporting Period. A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.

Q	How did the Fund’s call writing affect its performance?

A

Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. When the Fund sells an index call option, it retains the premium it receives from the sale. However, if the purchaser exercises the option, the Fund is obligated to pay the purchaser the difference between the price of the index and the exercise price of the option. Although the Fund retains the premium it receives from the sale of the option, the premium may not exceed the difference in the value of the index as call options are exercised. This is what happened during the Reporting Period when the S&P 500® Index appreciated, and thus the Fund’s call writing detracted performance.

Call option writing has the potential to reduce Fund volatility. Since its inception, the realized daily volatility of the Fund has been 18.18% compared to the realized volatility of the S&P 500® Index of 19.58%. During the Reporting Period, the realized daily volatility of the Fund was 11.16% compared to the realized volatility of the S&P 500® Index of 13.13%.[1]

Q	What was the Fund’s dividend yield during the Reporting Period?

A

While maintaining industry and sector weights consistent with the S&P 500® Index, we favor stocks with higher dividend yields. The dividend yield of the Fund’s Institutional Share class during the Reporting Period was 2.02% compared to 1.48% for the S&P 500® Index. (Dividend yield is a ratio that shows how much a company pays out in dividends in a year divided by its share price.) The Fund’s dividend yield served to enhance its quarterly net

[1]	The realized daily volatility of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

8

FUND RESULTS

income distributions. As of December 31, 2023, the Standardized 30-Day Subsidized Yield was 1.36% and the Standardized 30-Day Unsubsidized Yield was 1.25%.[2]

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A

The Fund was hurt by overweight positions versus the S&P 500® Index in Truist Financial, a bank holding company; Walgreens Boots Alliance, which owns pharmacy chains and several pharmaceutical manufacturing and distribution companies; and Duke Energy, an electric power and natural gas holding company. The Fund was overweight all three stocks largely because of their attractive dividend yields and/or risk metrics.

Q	Which individual stock holdings contributed most positively to the Fund’s relative results during the Reporting Period?

A

Relative to the S&P 500® Index, the Fund benefited from its lack of exposure to clean energy company NextEra Energy as well as from its overweight positions in alternative investments manager Ares Management and hydrocarbon exploration company Pioneer Natural Resources. The Fund did not hold NextEra Energy mostly because of its unattractive dividend yield and/or risk metrics, while it was overweight Ares Management and Pioneer Natural Resources primarily due to their attractive dividend yields and/or risk metrics.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Equity index futures did not have a significant impact on Fund performance during the Reporting Period. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums. Equity index options had a negative impact on performance during the Reporting Period.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	We made no changes to our quantitative model during the Reporting Period.

[2]

The Standardized 30-Day Subsidized Yield and Standardized 30-Day Unsubsidized Yield of the Fund quoted herein is for Institutional Shares, net of fees. Based on Goldman Sachs Asset Management calculations.

9

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of December 31, 2023

TOP TEN HOLDINGS AS OF 12/31/23‡

Holding	% of Net Assets	Line of Business
Microsoft Corp.	7.3%	Software
Apple, Inc.	7.1	Technology Hardware, Storage & Peripherals
Alphabet, Inc.	3.7	Interactive Media & Services
Amazon.com, Inc.	3.4	Broadline Retail
NVIDIA Corp.	3.3	Semiconductors & Semiconductor Equipment
Meta Platforms, Inc.	2.1	Interactive Media & Services
Tesla, Inc.	1.9	Automobiles
UnitedHealth Group, Inc.	1.3	Health Care Providers & Services
Exxon Mobil Corp.	1.3	Oil, Gas & Consumable Fuels
Broadcom, Inc.	1.3	Semiconductors & Semiconductor Equipment

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of December 31, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets as of December 31, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Performance Summary

December 31, 2023

The following graph shows the value as of December 31, 2023, of a $1,000,000 investment made on January 1, 2014, in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s primary and secondary benchmarks, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index, respectively, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

U.S. Equity Dividend and Premium Fund’s 10 Year Performance

Performance of a $1,000,000 investment, with distributions reinvested, from January 1, 2014 through December 31, 2023.

Average Annual Total Return through December 31, 2023*	One Year	Five Years	Ten Years	Since Inception

Class A
Excluding sales charges	21.04%	12.31%	9.31%	—

Including sales charges	14.42%	11.04%	8.69%	—

Class C
Excluding contingent deferred sales charges	20.12%	11.48%	8.49%	—

Including contingent deferred sales charges	18.94%	11.48%	8.49%	—

Institutional	21.34%	12.70%	9.71%	—

Investor	21.23%	12.60%	9.58%	—

Class R6 (Commenced April 30, 2018)	21.36%	12.72%	N/A	10.17%

Class P (Commenced April 17, 2018)	21.44%	12.71%	N/A	9.70%

*

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Average Annual Total Return.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

Index Definitions

The S&P 500® Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes.

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The MSCI* EAFE Index (net, USD, unhedged) is an unmanaged market capitalization weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses.

The Bloomberg Global Aggregate Bond Index (gross, USD, unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. The Russell Midcap® Index includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap® Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

It is not possible to invest directly in an unmanaged index.

 *Source: MSCI

12

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 100.1%

Australia – 8.7%
66,716	ANZ Group Holdings Ltd. (Banks)	$1,178,740
79,385	APA Group (Gas Utilities)	461,984
34,815	Aurizon Holdings Ltd. (Ground Transportation)	90,134
77,041	BHP Group Ltd. (Metals & Mining)	2,632,076
36,463	Coles Group Ltd. (Consumer Staples Distribution & Retail)	400,548
9,012	Commonwealth Bank of Australia (Banks)	686,867
24	CSL Ltd. (Biotechnology)	4,679
64,958	Fortescue Ltd. (Metals & Mining)	1,280,799
177,918	Medibank Pvt Ltd. (Insurance)	431,944
98,273	National Australia Bank Ltd. (Banks)	2,053,994
27,915	Origin Energy Ltd. (Electric Utilities)	161,089
416	Rio Tinto Ltd. (Metals & Mining)	38,521
9,879	Sonic Healthcare Ltd. (Health Care Providers & Services)	215,863
87,631	Transurban Group (Transportation Infrastructure)	818,857
34,759	Wesfarmers Ltd. (Broadline Retail)	1,351,740
19,438	Westpac Banking Corp. (Banks)	303,281
57,204	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	1,207,954

		13,319,070

Austria – 0.6%
22,876	OMV AG (Oil, Gas & Consumable Fuels)	1,003,632

Belgium – 0.3%
5,547	Ageas SA (Insurance)	241,131
3,027	KBC Group NV (Banks)	196,450
2,645	Warehouses De Pauw CVA (Industrial REITs)	83,260

		520,841

China(a) –0.1%
50,600	Budweiser Brewing Co. APAC Ltd. (Beverages)	94,860
90,400	ESR Group Ltd. (Real Estate Management & Development)	125,019

		219,879

Denmark – 3.0%
157	AP Moller - Maersk AS Class B (Marine Transportation)	282,604
177	AP Moller - Maersk AS Class A (Marine Transportation)	314,403
4,380	Coloplast AS Class B (Health Care Equipment & Supplies)	500,485
1	Danske Bank AS (Banks)	27
30,996	Novo Nordisk AS Class B (Pharmaceuticals)	3,212,151
2,108	Tryg AS (Insurance)	45,875

Shares	Description	Value

Common Stocks (continued)

Denmark (continued)
9,993	Vestas Wind Systems AS* (Electrical Equipment)	$316,196

		4,671,741

Finland – 2.6%
20,276	Kesko OYJ Class B (Consumer Staples Distribution & Retail)	401,945
17,606	Kone OYJ Class B (Machinery)	880,671
1,060	Mandatum OYJ* (Insurance)	4,752
28,500	Metso OYJ (Machinery)	289,329
647	Neste OYJ (Oil, Gas & Consumable Fuels)	23,001
167,330	Nordea Bank Abp (Banks)	2,077,300
4,538	Orion OYJ Class B (Pharmaceuticals)	196,638
1,060	Sampo OYJ Class A (Insurance)	46,441
3	Stora Enso OYJ Class R (Paper & Forest Products)	41

		3,920,118

France – 12.1%
11,512	Amundi SA(a) (Capital Markets)	785,228
36,191	AXA SA (Insurance)	1,181,869
31,098	BNP Paribas SA (Banks)	2,159,621
21,873	Bouygues SA (Construction & Engineering)	825,251
1,425	Capgemini SE (IT Services)	297,813
130,141	Credit Agricole SA (Banks)	1,850,170
12,806	Danone SA (Food Products)	830,834
9,273	Dassault Systemes SE (Software)	453,888
1	Edenred SE (Financial Services)	60
81,770	Engie SA (Multi-Utilities)	1,440,484
18,052	Getlink SE (Transportation Infrastructure)	330,620
120	Hermes International SCA (Textiles, Apparel & Luxury Goods)	255,062
974	Kering SA (Textiles, Apparel & Luxury Goods)	431,383
1,669	L’Oreal SA (Personal Products)	831,997
3,617	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	2,938,946
14,431	Orange SA (Diversified Telecommunication Services)	164,816
3,671	Pernod Ricard SA (Beverages)	648,746
10,227	Sanofi SA (Pharmaceuticals)	1,016,285
548	Sartorius Stedim Biotech (Life Sciences Tools & Services)	145,320
1,743	Schneider Electric SE (Electrical Equipment)	350,877
7,777	TotalEnergies SE (Oil, Gas & Consumable Fuels)	525,193
8,158	Vinci SA (Construction & Engineering)	1,026,645

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks (continued)

France (continued)
1	Vivendi SE (Media)	$11

		18,491,119

Germany – 7.1%
1,665	Allianz SE (Insurance)	444,957
39,138	BASF SE (Chemicals)	2,107,467
7,180	Bayer AG (Pharmaceuticals)	266,406
1,547	Bayerische Motoren Werke AG (Automobiles)	172,137
4,413	Bechtle AG (IT Services)	221,036
2,013	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	219,124
13,128	Daimler Truck Holding AG (Machinery)	493,141
11,652	Deutsche Post AG (Air Freight & Logistics)	576,728
101	HelloFresh SE* (Consumer Staples Distribution & Retail)	1,592
28,382	Mercedes-Benz Group AG (Automobiles)	1,958,296
1,426	Nemetschek SE (Software)	123,113
357	Rheinmetall AG (Aerospace & Defense)	113,218
10,338	SAP SE (Software)	1,591,241
7,615	Siemens AG (Industrial Conglomerates)	1,428,645
4,920	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	285,648
337,545	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	876,908

		10,879,657

Hong Kong – 1.8%
74,400	AIA Group Ltd. (Insurance)	647,494
28,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	156,824
28,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	38,929
98	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	75
14,596	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	500,647
300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	12,349
190,784	Link REIT (Retail REITs)	1,071,262
15,368	MTR Corp. Ltd. (Ground Transportation)	59,648
27,245	Sino Land Co. Ltd. (Real Estate Management & Development)	29,628
500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	5,411
400	Swire Properties Ltd. (Real Estate Management & Development)	810

Shares	Description	Value

Common Stocks (continued)

Hong Kong (continued)
16,500	Techtronic Industries Co. Ltd. (Machinery)	$196,599

		2,719,676

Ireland – 1.1%
23,511	CRH PLC (Construction Materials)	1,626,021

Israel – 0.3%
40,263	Bank Hapoalim BM (Banks)	361,706
281	CyberArk Software Ltd.* (Software)	61,553
6,560	ICL Group Ltd. (Chemicals)	32,981
2,950	Teva Pharmaceutical Industries Ltd.* (Pharmaceuticals)	30,798
285	Wix.com Ltd.* (IT Services)	35,061

		522,099

Italy – 1.8%
274	Amplifon SpA (Health Care Providers & Services)	9,494
1,234	DiaSorin SpA (Health Care Equipment & Supplies)	127,181
43,048	Eni SpA (Oil, Gas & Consumable Fuels)	730,154
18,517	Intesa Sanpaolo SpA (Banks)	54,188
62,695	Mediobanca Banca di Credito Finanziario SpA (Banks)	776,902
10,994	Moncler SpA (Textiles, Apparel & Luxury Goods)	676,893
6,836	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	368,616

		2,743,428

Japan – 21.9%
4,800	Advantest Corp. (Semiconductors & Semiconductor Equipment)	161,739
14,400	AGC, Inc. (Building Products)	533,727
1,600	Asahi Group Holdings Ltd. (Beverages)	59,578
4,200	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	85,171
16,600	Asahi Kasei Corp. (Chemicals)	122,514
14,200	Astellas Pharma, Inc. (Pharmaceuticals)	168,884
1,700	BayCurrent Consulting, Inc. (Professional Services)	59,510
22,600	Bridgestone Corp. (Automobile Components)	933,411
31,600	Canon, Inc. (Technology Hardware, Storage & Peripherals)	810,657
11,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	438,229
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	31,819
16,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	457,191

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
600	Daikin Industries Ltd. (Building Products)	$97,332
1,000	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	115,746
1,200	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	36,276
76,200	Daiwa Securities Group, Inc. (Capital Markets)	511,468
17,600	Denso Corp. (Automobile Components)	264,217
1,900	Disco Corp. (Semiconductors & Semiconductor Equipment)	469,237
4,800	Eisai Co. Ltd. (Pharmaceuticals)	238,998
25,100	FANUC Corp. (Machinery)	736,663
600	Fast Retailing Co. Ltd. (Specialty Retail)	148,367
2,600	Fuji Electric Co. Ltd. (Electrical Equipment)	111,441
700	GMO Payment Gateway, Inc. (Financial Services)	48,513
1,300	Hikari Tsushin, Inc. (Industrial Conglomerates)	214,850
1,916	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	216,390
6,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	171,105
1,400	Hitachi Ltd. (Industrial Conglomerates)	100,702
3,100	Hoya Corp. (Health Care Equipment & Supplies)	386,071
2,400	Iida Group Holdings Co. Ltd. (Household Durables)	35,847
20,600	Isuzu Motors Ltd. (Automobiles)	264,085
33,300	ITOCHU Corp. (Trading Companies & Distributors)	1,356,637
2,000	Japan Exchange Group, Inc. (Capital Markets)	42,211
16,700	Japan Post Insurance Co. Ltd. (Insurance)	296,435
18,000	Japan Tobacco, Inc. (Tobacco)	464,854
4,400	JFE Holdings, Inc. (Metals & Mining)	68,073
12,400	Kajima Corp. (Construction & Engineering)	206,760
6,700	Kansai Electric Power Co., Inc. (Electric Utilities)	88,923
1,700	Kao Corp. (Personal Products)	69,879
800	Kawasaki Kisen Kaisha Ltd. (Marine Transportation)	34,237
600	Keyence Corp. (Electronic Equipment, Instruments & Components)	263,614
900	Kikkoman Corp. (Food Products)	54,996
32,500	Kirin Holdings Co. Ltd. (Beverages)	475,804
12,500	Komatsu Ltd. (Machinery)	325,292
2,100	Kose Corp. (Personal Products)	156,965

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
400	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	$105,011
20,600	Lixil Corp. (Building Products)	256,774
9,700	M3, Inc. (Health Care Technology)	160,072
900	Makita Corp. (Machinery)	24,755
48,500	Marubeni Corp. (Trading Companies & Distributors)	763,610
43,500	Mitsubishi Corp. (Trading Companies & Distributors)	692,923
5,500	Mitsubishi Electric Corp. (Electrical Equipment)	77,792
49,600	Mitsubishi HC Capital, Inc. (Financial Services)	332,310
125,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,076,199
12,100	Mitsui & Co. Ltd. (Trading Companies & Distributors)	453,313
11,800	Mitsui OSK Lines Ltd. (Marine Transportation)	377,249
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	538,668
20,700	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	437,432
400	NIDEC Corp. (Electrical Equipment)	16,123
13,100	Nintendo Co. Ltd. (Entertainment)	681,644
1,100	NIPPON EXPRESS HOLDINGS, Inc. (Air Freight & Logistics)	62,414
1,000	Nippon Paint Holdings Co. Ltd. (Chemicals)	8,066
151	Nippon Prologis REIT, Inc. (Industrial REITs)	290,340
7,401	Nippon Steel Corp. (Metals & Mining)	169,067
7,000	Nippon Yusen KK (Marine Transportation)	216,185
400	Nissan Chemical Corp. (Chemicals)	15,575
1,800	Nitto Denko Corp. (Chemicals)	134,325
10,000	Nomura Research Institute Ltd. (IT Services)	290,427
1,100	Obic Co. Ltd. (IT Services)	189,260
300	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	4,568
5,100	Olympus Corp. (Health Care Equipment & Supplies)	73,615
2,800	Open House Group Co. Ltd. (Household Durables)	82,822
5,400	Otsuka Corp. (IT Services)	222,237
34,400	Panasonic Holdings Corp. (Household Durables)	338,757
12,500	Recruit Holdings Co. Ltd. (Professional Services)	522,639
34,000	Resona Holdings, Inc. (Banks)	172,357
13,900	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	207,540

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
7,600	Sekisui Chemical Co. Ltd. (Household Durables)	$109,311
31,600	Sekisui House Ltd. (Household Durables)	700,452
1,600	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	63,279
3,700	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	103,167
19,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	815,552
800	Shiseido Co. Ltd. (Personal Products)	24,114
151,400	SoftBank Corp. (Wireless Telecommunication Services)	1,886,706
1,200	SoftBank Group Corp. (Wireless Telecommunication Services)	52,966
900	Sompo Holdings, Inc. (Insurance)	44,036
7,500	Sony Group Corp. (Household Durables)	709,746
2,700	SUMCO Corp. (Semiconductors & Semiconductor Equipment)	40,390
11,800	Sumitomo Corp. (Trading Companies & Distributors)	256,787
20,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	978,062
600	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	11,491
3,600	Sysmex Corp. (Health Care Equipment & Supplies)	200,126
1,100	T&D Holdings, Inc. (Insurance)	17,463
38,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,095,501
3,000	TDK Corp. (Electronic Equipment, Instruments & Components)	142,273
4,800	Tokio Marine Holdings, Inc. (Insurance)	119,525
7,400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,315,275
300	Tokyo Gas Co. Ltd. (Gas Utilities)	6,882
6,600	TOTO Ltd. (Building Products)	173,380
128,100	Toyota Motor Corp. (Automobiles)	2,347,267
40,500	USS Co. Ltd. (Specialty Retail)	813,086
4,300	West Japan Railway Co. (Ground Transportation)	179,174
100	Yamaha Corp. (Leisure Products)	2,303
17,400	Yamaha Motor Co. Ltd. (Automobiles)	154,831
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	3,691
900	Yaskawa Electric Corp. (Machinery)	37,460
7,500	ZOZO, Inc. (Specialty Retail)	169,268

		33,502,051

Shares	Description	Value

Common Stocks (continued)

Macau* – 0.1%
77,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	$227,132

Netherlands – 4.8%
3,522	Airbus SE (Aerospace & Defense)	544,108
1	Akzo Nobel NV (Chemicals)	83
414	Argenx SE* (Biotechnology)	157,473
600	ASM International NV (Semiconductors & Semiconductor Equipment)	312,285
4,575	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,453,610
15,231	ASR Nederland NV (Insurance)	719,511
1,542	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	232,805
14,709	Ferrovial SE (Construction & Engineering)	536,891
42	Heineken NV (Beverages)	4,267
3,081	Koninklijke Philips NV (Health Care Equipment & Supplies)	72,102
4,249	NN Group NV (Insurance)	167,924
2,731	OCI NV (Chemicals)	79,148
8,536	Prosus NV (Broadline Retail)	254,288
10,222	Randstad NV (Professional Services)	641,534
4,247	Universal Music Group NV (Entertainment)	121,240

		7,297,269

New Zealand – 1.1%
16,592	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	247,443
36,471	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	127,711
407,585	Spark New Zealand Ltd. (Diversified Telecommunication Services)	1,334,652

		1,709,806

Norway – 1.1%
58	Gjensidige Forsikring ASA (Insurance)	1,070
108,279	Norsk Hydro ASA (Metals & Mining)	727,809
13,704	Telenor ASA (Diversified Telecommunication Services)	157,274
20,786	Yara International ASA (Chemicals)	738,456

		1,624,609

Portugal – 0.1%
9,319	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	237,173

Singapore – 1.3%
1,500	City Developments Ltd. (Real Estate Management & Development)	7,553
28,646	DBS Group Holdings Ltd. (Banks)	724,424

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Singapore (continued)
27,900	Keppel Corp. Ltd. (Industrial Conglomerates)	$149,287
5,580	Keppel REIT (Office REITs)	3,929
1,656	Sea Ltd.* (Entertainment)	67,068
99,242	Seatrium Ltd.* (Machinery)	8,861
17,600	Singapore Exchange Ltd. (Capital Markets)	130,933
208,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	613,676
121,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	227,636

		1,933,367

Spain – 2.3%
960	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	42,638
169	Amadeus IT Group SA (Hotels, Restaurants & Leisure)	12,138
65,098	Enagas SA (Gas Utilities)	1,098,159
67,318	Endesa SA (Electric Utilities)	1,373,361
11,487	Industria de Diseno Textil SA (Specialty Retail)	501,225
117,376	Telefonica SA (Diversified Telecommunication Services)	458,925

		3,486,446

Sweden – 2.0%
7,042	Atlas Copco AB Class A (Machinery)	121,342
40,761	Atlas Copco AB Class B (Machinery)	604,736
6,699	EQT AB (Capital Markets)	189,673
13,850	H & M Hennes & Mauritz AB Class B (Specialty Retail)	242,929
33,132	Nibe Industrier AB Class B (Building Products)	232,667
6,928	Sagax AB Class B (Real Estate Management & Development)	190,690
123,506	Tele2 AB Class B (Wireless Telecommunication Services)	1,061,618
139,600	Telia Co. AB (Diversified Telecommunication Services)	356,179

		2,999,834

Switzerland – 11.8%
2,250	ABB Ltd. (Electrical Equipment)	99,896
13,082	Adecco Group AG (Professional Services)	642,503
2,242	Bachem Holding AG (Life Sciences Tools & Services)	173,623
501	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	69,200
25,578	Coca-Cola HBC AG (Beverages)	751,045
861	Geberit AG (Building Products)	552,692
38,391	Glencore PLC (Metals & Mining)	230,770

Shares	Description	Value

Common Stocks (continued)

Switzerland (continued)
2,348	Kuehne & Nagel International AG (Marine Transportation)	$810,287
101	Lonza Group AG (Life Sciences Tools & Services)	42,580
34,392	Nestle SA (Food Products)	3,986,716
24,556	Novartis AG (Pharmaceuticals)	2,480,414
713	Partners Group Holding AG (Capital Markets)	1,030,962
5,448	Roche Holding AG (Pharmaceuticals)	1,583,698
4,911	Sandoz Group AG* (Pharmaceuticals)	158,007
6,900	SGS SA (Professional Services)	595,682
5,513	SIG Group AG (Containers & Packaging)	126,970
219	Sika AG (Chemicals)	71,411
918	Sonova Holding AG (Health Care Equipment & Supplies)	300,230
4,421	Straumann Holding AG (Health Care Equipment & Supplies)	714,446
6,580	Swiss Re AG (Insurance)	740,451
1,211	VAT Group AG(a) (Machinery)	608,234
4,537	Zurich Insurance Group AG (Insurance)	2,372,066

		18,141,883

United Arab Emirates – 0.2%
7,315	Experian PLC (Professional Services)	298,418

United Kingdom – 13.9%
997	Anglo American PLC (Metals & Mining)	24,952
1,429	Ashtead Group PLC (Trading Companies & Distributors)	99,326
17,478	AstraZeneca PLC ADR (Pharmaceuticals)	1,177,143
57,385	BAE Systems PLC (Aerospace & Defense)	812,284
2,733	BP PLC ADR (Oil, Gas & Consumable Fuels)	96,748
15,806	British American Tobacco PLC (Tobacco)	462,471
4,415	Coca-Cola Europacific Partners PLC (Beverages)	294,657
13,945	Diageo PLC (Beverages)	506,136
74,513	Evraz PLC* (Metals & Mining)	—
31,029	GSK PLC ADR (Pharmaceuticals)	1,149,935
228,323	HSBC Holdings PLC(b) (Banks)	2,910,836
21,602	Imperial Brands PLC (Tobacco)	497,446
327,436	M&G PLC (Financial Services)	926,681
43,746	National Grid PLC (Multi-Utilities)	589,316
55,810	Persimmon PLC (Household Durables)	986,507
112,066	Phoenix Group Holdings PLC (Insurance)	763,073
1,916	Reckitt Benckiser Group PLC (Household Products)	132,211
17,073	RELX PLC (Professional Services)	677,351

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

United Kingdom (continued)
1,647	Rentokil Initial PLC (Commerical Services & Supplies)	$47,121
1,416	Rio Tinto PLC (Metals & Mining)	105,324
33,779	Rio Tinto PLC ADR (Metals & Mining)	2,515,184
19	Rolls-Royce Holdings PLC* (Aerospace & Defense)	72
15,392	Segro PLC (Industrial REITs)	173,579
82,070	Shell PLC (Oil, Gas & Consumable Fuels)	2,687,242
43,499	SSE PLC (Electric Utilities)	1,026,836
9,344	St. James’s Place PLC (Capital Markets)	81,296
55,000	Taylor Wimpey PLC (Household Durables)	102,955
32,698	Unilever PLC (Personal Products)	1,585,044
95,341	Vodafone Group PLC (Wireless Telecommunication Services)	829,467

		21,261,193

TOTAL COMMON STOCKS (Cost $121,681,981)		$153,356,462

Shares	Dividend Rate	Value

Perferred Stocks – 1.5%

Germany – 1.5%
Bayerische Motoren Werke AG (Automobiles)
17,427	9.483%	$1,734,035
Sartorius AG (Life Sciences Tools & Services)
847	0.434	311,036
Volkswagen AG (Automobiles)
1,650	7.837	203,373

TOTAL PREFERRED STOCKS (Cost $1,718,846)		$2,248,444

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.8%

Goldman Sachs Financial Square Government Fund — Institutional Shares
1,285,948	5.248%	$1,285,948
(Cost $1,285,948)

TOTAL INVESTMENTS – 102.4% (Cost $124,686,775)		$156,890,854

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(3,653,532)

NET ASSETS – 100.0%		$153,237,322

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated Issuer.

SECTOR ALLOCATION AS OF DECEMBER 31, 2023

Sector	% of Total Market Value
Financials	19.9%
Industrials	16.2
Consumer Discretionary	12.4
Health Care	11.9
Materials	8.8
Consumer Staples	8.4
Information Technology	7.6
Communication Services	5.3
Utilities	4.1
Energy	4.0
Real Estate	1.4
100.0%

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro Stoxx 50 Index	2	03/15/24	$100,305	$(748)

WRITTEN OPTIONS CONTRACTS—At December 31, 2023, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Nikkei 225 Index	$32,750.00	03/08/2024	(68)	$(222,700,000)	$ (663,120)	$ (535,434)	$(127,686)
Euro Stoxx 50 Index	4,625.00	03/15/2024	(667)	(308,487,500)	(489,663)	(754,842)	265,179
FTSE 100 Index	7,725.00	03/15/2024	(100)	(77,250,000)	(212,229)	(164,267)	(47,962)

Total written option contracts			(835)	(608,437,500)	$(1,365,012)	$(1,454,543)	$ 89,531

TOTAL			(835)	$(608,437,500)	$(1,365,012)	$(1,454,543)	$ 89,531

Investment Abbreviations:

ADR	—American Depositary Receipt

PLC	—Public Limited Company

REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments December 31, 2023

Shares	Description	Value

Common Stocks – 101.4%

Aerospace & Defense – 1.5%
25,600	Boeing Co.*	$6,672,896
31,634	Lockheed Martin Corp.	14,337,794
313,330	RTX Corp.	26,363,586

		47,374,276

Air Freight & Logistics – 0.6%
126,998	United Parcel Service, Inc.
	Class B	19,967,896

Automobile Components – 0.1%
23,300	Lear Corp.	3,290,193
6,100	QuantumScape Corp.*	42,395

		3,332,588

Automobiles* – 1.9%
11,500	Lucid Group, Inc.(a)	48,415
238,233	Tesla, Inc.	59,196,136

		59,244,551

Banks – 3.5%
441,079	Bank of America Corp.	14,851,130
168,431	Columbia Banking System, Inc.	4,493,739
6,300	Cullen/Frost Bankers, Inc.	683,487
7,300	First Hawaiian, Inc.	166,878
80,500	First Horizon Corp.	1,139,880
66,000	FNB Corp.	908,820
219,429	JPMorgan Chase & Co.(b)	37,324,873
87,800	PNC Financial Services Group, Inc.	13,595,830
339,600	U.S. Bancorp	14,697,888
600	Webster Financial Corp.	30,456
417,500	Wells Fargo & Co.	20,549,350

		108,442,331

Beverages – 1.8%
568,300	Coca-Cola Co.	33,489,919
127,882	PepsiCo, Inc.	21,719,479

		55,209,398

Biotechnology – 1.9%
173,386	AbbVie, Inc.	26,869,628
49,202	Amgen, Inc.	14,171,160
10,307	Exact Sciences Corp.*	762,512
199,394	Gilead Sciences, Inc.	16,152,908
3,600	Mirati Therapeutics, Inc.*	211,500
3,342	Natera, Inc.*	209,343
974	Sarepta Therapeutics, Inc.*	93,923

		58,470,974

Broadline Retail – 3.4%
695,068	Amazon.com, Inc.*	105,608,632
918	MercadoLibre, Inc.*	1,442,674
1,200	Nordstrom, Inc.	22,140

		107,073,446

Shares	Description	Value

Common Stocks – (continued)

Building Products – 0.5%
1,800	Advanced Drainage Systems, Inc.	$253,152
250,600	Johnson Controls International PLC	14,444,584
200	Lennox International, Inc.	89,504

		14,787,240

Capital Markets – 2.8%
99,300	ARES Management Corp. Class A	11,808,756
19,500	BlackRock, Inc.	15,830,100
83,600	Blue Owl Capital, Inc.	1,245,640
23,400	Carlyle Group, Inc.	952,146
9,800	Evercore, Inc. Class A	1,676,290
338,600	Franklin Resources, Inc.	10,086,894
296,700	Janus Henderson Group PLC	8,945,505
44,700	Jefferies Financial Group, Inc.	1,806,327
1,138	LPL Financial Holdings, Inc.	259,032
367,264	Morgan Stanley	34,247,368
4,125	Robinhood Markets, Inc. Class A*	52,552

		86,910,610

Chemicals – 1.9%
438,603	Dow, Inc.	24,052,988
67,001	Huntsman Corp.	1,683,735
35,691	Linde PLC	14,658,651
182,600	LyondellBasell Industries NV Class A	17,361,608

		57,756,982

Commerical Services & Supplies – 0.1%
600	MSA Safety, Inc.	101,298
2,674	Tetra Tech, Inc.	446,371
18,475	Veralto Corp.	1,519,753
17,835	Vestis Corp.*	377,032

		2,444,454

Communications Equipment – 0.8%
481,548	Cisco Systems, Inc.	24,327,805

Construction & Engineering – 0.0%
50,500	MDU Resources Group, Inc.	999,900
1,200	Valmont Industries, Inc.	280,212

		1,280,112

Consumer Finance – 0.6%
91,336	American Express Co.	17,110,886
5,600	OneMain Holdings, Inc.	275,520
17,600	SLM Corp.	336,512
18,700	SoFi Technologies, Inc.*	186,065

		17,908,983

Consumer Staples Distribution & Retail – 2.0%
42,561	Costco Wholesale Corp.	28,093,665
110,600	Target Corp.	15,751,652

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples Distribution & Retail – (continued)
112,145	Walmart, Inc.	$17,679,659

		61,524,976

Containers & Packaging – 0.7%
975,800	Amcor PLC	9,406,712
60,800	Packaging Corp. of America	9,904,928
44,400	Sonoco Products Co.	2,480,628

		21,792,268

Diversified Consumer Services – 0.0%
19,674	ADT, Inc.	134,177
24,800	H&R Block, Inc.	1,199,576
4,283	Mister Car Wash, Inc.*	37,005

		1,370,758

Diversified REITs – 0.0%
7,100	WP Carey, Inc.	460,151

Diversified Telecommunication Services – 1.6%
1,201,328	AT&T, Inc.	20,158,284
788,602	Verizon Communications, Inc.(b)	29,730,295

		49,888,579

Electric Utilities – 1.7%
12,600	Avangrid, Inc.	408,366
232,800	Duke Energy Corp.	22,590,912
193,000	OGE Energy Corp.	6,741,490
330,301	Southern Co.	23,160,706

		52,901,474

Electrical Equipment – 0.7%
8,980	ChargePoint Holdings, Inc.*(a)	21,013
68,362	Eaton Corp. PLC	16,462,937
13,922	Hubbell, Inc.	4,579,363
16,930	Plug Power, Inc.*(a)	76,185
13,703	Sunrun, Inc.*	268,990

		21,408,488

Electronic Equipment, Instruments & Components – 0.1%
69,300	Avnet, Inc.	3,492,720

Entertainment* – 0.6%
1,870	AMC Entertainment Holdings, Inc. Class A	11,444
36,117	Netflix, Inc.	17,584,645
12,228	ROBLOX Corp. Class A	559,064
5,480	Roku, Inc.	502,297

		18,657,450

Financial Services – 3.4%
17,776	Affirm Holdings, Inc.*	873,513
45,300	Apollo Global Management, Inc.	4,221,507
77,014	Berkshire Hathaway, Inc. Class B*	27,467,813

8,647	Block, Inc.*	668,846

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
110,700	Corebridge Financial, Inc.	$2,397,762
142,600	Equitable Holdings, Inc.	4,748,580
55,627	Mastercard, Inc. Class A	23,725,472
4,800	Shift4 Payments, Inc. Class A*	356,832
136,841	Visa, Inc. Class A	35,626,554
426,999	Western Union Co.	5,089,828

		105,176,707

Food Products – 0.5%
78,000	Flowers Foods, Inc.	1,755,780
340,500	Kraft Heinz Co.	12,591,690

		14,347,470

Ground Transportation – 0.6%
100	Avis Budget Group, Inc.*	17,726
17,300	Ryder System, Inc.	1,990,538
10,500	Uber Technologies, Inc.*	646,485
59,262	Union Pacific Corp.	14,555,933

		17,210,682

Health Care Equipment & Supplies – 2.5%
159,206	Abbott Laboratories	17,523,805
43,102	Intuitive Surgical, Inc.*	14,540,891
323,253	Medtronic PLC	26,629,582
10,738	Novocure Ltd.*	160,318
3,741	Penumbra, Inc.*	941,011
61,140	Stryker Corp.	18,308,985
4,980	Tandem Diabetes Care, Inc.*	147,308

		78,251,900

Health Care Providers & Services – 2.5%
15,824	agilon health, Inc.*	198,591
31,484	Cigna Group	9,427,884
161,878	CVS Health Corp.	12,781,887
32,600	Elevance Health, Inc.	15,372,856
78,436	UnitedHealth Group, Inc.	41,294,201

		79,075,419

Health Care REITs – 0.5%
6,800	Healthcare Realty Trust, Inc.	117,164
5	Omega Healthcare Investors, Inc.	153
169,200	Welltower, Inc.	15,256,764

		15,374,081

Hotels, Restaurants & Leisure – 2.1%
35,671	Aramark	1,002,355
90,100	Darden Restaurants, Inc.	14,803,430
1,400	DoorDash, Inc. Class A*	138,446
18,300	DraftKings, Inc. Class A*	645,075
20,919	Hyatt Hotels Corp. Class A	2,728,047
2,700	Marriott Vacations Worldwide Corp.	229,203
80,700	McDonald’s Corp.	23,928,357
222,096	Starbucks Corp.	21,323,437

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Hotels, Restaurants & Leisure – (continued)
8,000	Travel & Leisure Co.	$312,720
6,500	Vail Resorts, Inc.	1,387,555
9,500	Wendy’s Co.	185,060

		66,683,685

Household Durables – 0.2%
175,900	Leggett & Platt, Inc.	4,603,303
12,600	Tempur Sealy International, Inc.	642,222
200	TopBuild Corp.*	74,852

		5,320,377

Household Products – 1.4%
108,198	Kimberly-Clark Corp.	13,147,139
194,298	Procter & Gamble Co.	28,472,429
26,100	Reynolds Consumer Products, Inc.	700,524

		42,320,092

Independent Power and Renewable Electricity Producers – 0.0%
1,667	Vistra Corp.	64,213

Industrial Conglomerates – 1.3%
228,368	3M Co.	24,965,190
71,200	Honeywell International, Inc.	14,931,352

		39,896,542

Industrial REITs – 1.0%
9,200	First Industrial Realty Trust, Inc.	484,564
192,200	Prologis, Inc.	25,620,260
82,100	Rexford Industrial Realty, Inc.	4,605,810

		30,710,634

Insurance – 2.6%
10,300	American Financial Group, Inc.	1,224,567
8,800	Axis Capital Holdings Ltd.	487,256
32,300	CNA Financial Corp.	1,366,613
7,200	Erie Indemnity Co. Class A	2,411,424
192,200	Fidelity National Financial, Inc.	9,806,044
42,600	First American Financial Corp.	2,745,144
3,300	Hanover Insurance Group, Inc.	400,686
99,300	Marsh & McLennan Cos., Inc.	18,814,371
448,106	Old Republic International Corp.	13,174,316
256,100	Prudential Financial, Inc.	26,560,131
8,900	Reinsurance Group of America, Inc.	1,439,842
42,700	Unum Group	1,930,894

		80,361,288

Interactive Media & Services* – 5.8%
165,599	Alphabet, Inc. Class C	23,337,867
655,653	Alphabet, Inc. Class A	91,588,168
1	Match Group, Inc.	36

182,123	Meta Platforms, Inc. Class A	64,464,257

Shares	Description	Value

Common Stocks – (continued)

Interactive Media & Services* – (continued)
16,100	Pinterest, Inc. Class A	$596,344
64,300	Snap, Inc. Class A	1,088,599
		181,075,271

IT Services – 1.8%
57,439	Accenture PLC Class A	20,155,919
15,800	Amdocs Ltd.	1,388,662
27,700	Cloudflare, Inc. Class A*	2,306,302
148,501	International Business Machines Corp.	24,287,339
3	Kyndryl Holdings, Inc.*	62
7,688	MongoDB, Inc.*	3,143,239
11,526	Okta, Inc.*	1,043,449
15,200	Snowflake, Inc. Class A*	3,024,800
10,000	Twilio, Inc. Class A*	758,700

		56,108,472

Leisure Products – 0.0%
9,300	Brunswick Corp.	899,775
25,500	Peloton Interactive, Inc. Class A*	155,295

		1,055,070

Life Sciences Tools & Services – 1.2%
13,952	10X Genomics, Inc. Class A*	780,754
7,981	Azenta, Inc.*	519,882
8,900	Bruker Corp.	653,972
55,425	Danaher Corp.	12,822,020
3,600	Maravai LifeSciences Holdings, Inc. Class A*	23,580
21,400	Repligen Corp.*	3,847,720
35,410	Thermo Fisher Scientific, Inc.	18,795,274

		37,443,202

Machinery – 1.5%
59,305	Caterpillar, Inc.	17,534,709
7,000	Flowserve Corp.	288,540
111,750	Illinois Tool Works, Inc.	29,271,795
1,600	Lincoln Electric Holdings, Inc.	347,936

		47,442,980

Media – 1.5%
403,919	Comcast Corp. Class A	17,711,848
409,500	Interpublic Group of Cos., Inc.	13,366,080
162,600	Omnicom Group, Inc.	14,066,526
3,500	Trade Desk, Inc. Class A*	251,860

		45,396,314

Metals & Mining – 0.4%
59,400	Newmont Corp.	2,458,566
126,300	Southern Copper Corp.	10,870,641
12,600	SSR Mining, Inc.	135,576

		13,464,783

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Multi-Utilities – 0.8%
306,097	Dominion Energy, Inc.	$14,386,559
169,500	Public Service Enterprise Group, Inc.	10,364,925

		24,751,484

Office REITs – 0.0%
473	NET Lease Office Properties	8,741

Oil, Gas & Consumable Fuels – 4.1%
12,400	Chesapeake Energy Corp.	954,056
175,398	Chevron Corp.	26,162,366
5,200	DT Midstream, Inc.	284,960
404,319	Exxon Mobil Corp.(b)	40,423,813
1,425,000	Kinder Morgan, Inc.	25,137,000
168,800	ONEOK, Inc.	11,853,136
1	Vitesse Energy, Inc.	22
636,300	Williams Cos., Inc.	22,162,329

		126,977,682

Paper & Forest Products – 0.0%
7	Sylvamo Corp.	344

Personal Products – 0.2%
334,419	Kenvue, Inc.	7,200,041

Pharmaceuticals – 4.6%
332,501	Bristol-Myers Squibb Co.	17,060,626
67,739	Eli Lilly & Co.	39,486,418
226,743	Johnson & Johnson	35,539,698
304,653	Merck & Co., Inc.	33,213,270
7	Organon & Co.	101
601,399	Pfizer, Inc.	17,314,277
5	Viatris, Inc.	54

		142,614,444

Professional Services – 1.2%
41,885	Automatic Data Processing, Inc.	9,757,949
22,333	Booz Allen Hamilton Holding Corp.	2,856,614
31,800	ManpowerGroup, Inc.	2,527,146
172,600	Paychex, Inc.	20,558,386

		35,700,095

Residential REITs – 0.2%
189,691	American Homes 4 Rent Class A	6,821,288
1,193	Sun Communities, Inc.	159,445

		6,980,733

Retail REITs – 0.0%
14,300	Brixmor Property Group, Inc.	332,761
8,300	NNN REIT, Inc.	357,730
1	Realty Income Corp.	57
6,400	Spirit Realty Capital, Inc.	279,616

		970,164

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 8.9%
144,793	Advanced Micro Devices, Inc.*	$21,343,936
80,900	Analog Devices, Inc.	16,063,504
109,000	Applied Materials, Inc.	17,665,630
36,190	Broadcom, Inc.	40,397,088
352,209	Intel Corp.	17,698,502
13,953	Lam Research Corp.	10,928,827
7,200	Lattice Semiconductor Corp.*	496,728
1,759	Marvell Technology, Inc.	106,085
119,900	Microchip Technology, Inc.	10,812,582
206,476	NVIDIA Corp.(b)	102,251,045
108,097	QUALCOMM, Inc.	15,634,069
129,550	Texas Instruments, Inc.	22,083,093

		275,481,089

Software – 10.8%
31,773	Adobe, Inc.*	18,955,772
1,000	Alteryx, Inc. Class A*	47,160
1,600	AppLovin Corp. Class A*	63,760
9,800	Atlassian Corp. Class A*	2,331,028
8,400	Bill Holdings, Inc.*	685,356
18,633	Confluent, Inc. Class A*	436,012
16,600	Crowdstrike Holdings, Inc. Class A*	4,238,312
24,500	Datadog, Inc. Class A*	2,973,810
7,168	DocuSign, Inc.*	426,138
6,000	Elastic NV*	676,200
4,900	Five9, Inc.*	385,581
8,400	HubSpot, Inc.*	4,876,536
29,220	Intuit, Inc.	18,263,377
602,925	Microsoft Corp.	226,723,917
3,000	nCino, Inc.*	100,890
138,342	Oracle Corp.	14,585,397
54,000	Palantir Technologies, Inc. Class A*	927,180
2,800	RingCentral, Inc. Class A*	95,060
60,336	Salesforce, Inc.*	15,876,815
14,136	SentinelOne, Inc. Class A*	387,892
23,862	ServiceNow, Inc.*	16,858,264
23,400	Smartsheet, Inc. Class A*	1,118,988
33,972	Unity Software, Inc.*	1,389,115
15,200	Zscaler, Inc.*	3,367,712

		335,790,272

Specialized REITs – 0.5%
17,100	CubeSmart	792,585
15,200	Equinix, Inc.	12,241,928
41,400	Gaming & Leisure Properties, Inc.	2,043,090
3,100	Rayonier, Inc.	103,571

		15,181,174

Specialty Retail – 2.2%
6,100	Chewy, Inc. Class A*	144,143
18,100	Dick’s Sporting Goods, Inc.	2,659,795
5,300	GameStop Corp. Class A*(a)	92,909

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) December 31, 2023

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
13,400	Gap, Inc.	$280,194
99,276	Home Depot, Inc.	34,404,098
61,599	Lowe’s Cos., Inc.	13,708,857
9,000	Penske Automotive Group, Inc.	1,444,590
147,900	TJX Cos., Inc.	13,874,499
1,400	Wayfair, Inc. Class A*	86,380
2,200	Williams-Sonoma, Inc.	443,916

		67,139,381

Technology Hardware, Storage & Peripherals – 7.2%
1,145,459	Apple, Inc.(b)	220,535,221
28,900	Dell Technologies, Inc. Class C	2,210,850

		222,746,071

Textiles, Apparel & Luxury Goods – 0.1%
16,200	Carter’s, Inc.	1,213,218
900	Deckers Outdoor Corp.*	601,587
2	Kontoor Brands, Inc.	125
		1,814,930

Tobacco – 0.6%
479,463	Altria Group, Inc.	19,341,537

Trading Companies & Distributors – 0.4%
78,500	MSC Industrial Direct Co., Inc.
	Class A	7,948,910
10,499	Watsco, Inc.	4,498,507

		12,447,417

TOTAL COMMON STOCKS (Cost $2,289,602,009)		$3,147,953,291

Shares	Dividend Rate	Value

Investment Company(c) – 1.8%

Goldman Sachs Financial Square Government Fund — Institutional Shares
54,916,205	5.248%	$54,916,205
(Cost $54,916,205)

Securities Lending Reinvestment Vehicle(c) – 0.0%
Goldman Sachs Financial Square Government Fund — Institutional Shares
197,500	5.248%	$197,500
(Cost $197,500)

TOTAL INVESTMENTS – 103.2% (Cost $2,344,715,714)		$3,203,066,996

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.2)%		(99,558,974)

NET ASSETS – 100.0%		$3,103,508,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At December 31, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
S&P 500 E-Mini Index	(126)	03/15/24	$(30,366,000)	$(358,112)

WRITTEN OPTIONS CONTRACTS—At December 31, 2023, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,290.00	01/31/2024	(900)	$(386,100,000)	$(45,301,500)	$(9,358,200)	$(35,943,300)
S&P 500 Index	4,640.00	02/29/2024	(887)	(411,568,000)	(18,471,775)	(8,518,837)	(9,952,938)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED INDEX OPTIONS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$4,860.00	03/28/2024	(826)	$(401,436,000)	$(7,599,200)	$(7,762,748)	$163,548

Total written option contracts			(2,613)	(1,199,104,000)	$(71,372,475)	$(25,639,785)	$(45,732,690)

TOTAL			(2,613)	$(1,199,104,000)	$(71,372,475)	$(25,639,785)	$(45,732,690)

Investment Abbreviations:

PLC	—Public Limited Company

REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Assets and Liabilities December 31, 2023

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Assets:

Investments in unaffiliated issuers, at value (cost $123,400,827 and $2,289,602,009, respectively)(a)	$155,604,906	$3,147,953,291
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	1,285,948	197,500
Investments in affiliated issuers, at value (cost $0 and $54,916,205, respectively)	—	54,916,205
Cash	—	6,201,540
Foreign currencies, at value (cost $10,581 and $0, respectively)	12,249	—
Variation margin on futures contracts	149	77,201
Receivables:
Foreign tax reclaims	1,257,439	—
Dividends	234,135	2,929,867
Fund shares sold	31,700	1,896,273
Reimbursement from investment adviser	19,142	42,199
Securities lending income	216	301
Investments sold	—	7,762,748
Other assets	41,296	67,728

Total assets	158,487,180	3,222,044,853

Liabilities:

Written option contracts, at value (premium received $1,454,543 and $25,639,785, respectively)	1,365,012	71,372,475
Due to custodian (overdraft)	37,779	—
Payables:
Fund shares redeemed	2,108,652	9,734,823
Payable upon return of securities loaned	1,285,948	197,500
Management fees	104,332	1,674,213
Distribution and Service fees and Transfer Agency fees	4,551	236,136
Investments purchased	—	34,828,513
Accrued expenses	343,584	493,171

Total liabilities	5,249,858	118,536,831

Net Assets:

Paid-in capital	203,831,177	2,297,486,492
Total distributable earnings (loss)	(50,593,855)	806,021,530

NET ASSETS	$153,237,322	$3,103,508,022
Net Assets:
Class A	$ 1,667,194	$ 176,352,361
Class C	179,687	70,396,058
Institutional	4,247,762	1,325,844,107
Investor	1,295,742	479,420,623
Class R6	76,461,604	331,528,180
Class P	69,385,333	719,966,693
Total Net Assets	$153,237,322	$3,103,508,022
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	227,537	11,804,640
Class C	25,526	4,730,814
Institutional	592,969	89,090,950
Investor	181,490	32,186,799
Class R6	10,676,964	22,289,916
Class P	9,672,608	48,387,895
Net asset value, offering and redemption price per share:(b)
Class A	$7.33	$14.94
Class C	7.04	14.88
Institutional	7.16	14.88
Investor	7.14	14.89
Class R6	7.16	14.87
Class P	7.17	14.88

(a)	Includes loaned securities having a market value of $1,260,794 and $183,329, respectively.
(b)

Maximum public offering price per share for Class A Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds is $7.76 and $15.81, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Operations For the Fiscal Year Ended December 31, 2023

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $727,455 and $2,480, respectively)	$ 6,840,071	$ 64,163,285

Securities lending income, net of rebates received or paid to borrowers	21,254	30,640

Dividends — affiliated issuers	9,330	1,847,202

Total investment income	6,870,655	66,041,127

Expenses:

Management fees	1,195,651	20,296,035

Professional fees	110,705	100,787

Registration fees	82,421	164,910

Custody, accounting and administrative services	53,166	166,339

Transfer Agency fees(a)	49,096	1,860,320

Printing and mailing costs	27,404	50,701

Trustee fees	21,654	25,454

Distribution and Service (12b-1) fees	5,523	952,485

Shareholder meeting expense	948	53,226

Service fees — Class C	460	181,918

Other	15,923	58,670

Total expenses	1,562,951	23,910,845

Less — expense reductions	(248,417)	(2,143,110)

Net expenses	1,314,534	21,767,735

NET INVESTMENT INCOME	5,556,121	44,273,392

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,195,319)	164,299,437

Futures contracts	158,747	2,854,808

Written options	(1,809,035)	(34,840,801)

Foreign currency transactions	(13,843)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	19,323,684	447,005,968

Futures contracts	92,196	(531,202)

Written options	(336,765)	(60,679,449)

Foreign currency translation	17,236	—

Net realized and unrealized gain	16,236,901	518,108,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,793,022	$562,382,153

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees

Fund	Class A	Class C	Class A	Class C	Institutional	Investor	Class R6	Class P

International Equity Dividend and Premium	$ 4,144	$ 1,379	$2,569	$286	$1,615	$2,611	$22,023	$19,992
U.S. Equity Dividend and Premium	406,731	545,754	251,860	112,798	496,290	701,381	96,885	201,106

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Changes in Net Assets

	International Equity Dividend and Premium Fund		U.S. Equity Dividend and Premium Fund
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022

From operations:

Net investment income	$ 5,556,121	$ 6,045,532	$ 44,273,392	$ 40,909,114

Net realized gain (loss)	(2,859,450)	2,132,278	132,313,444	149,068,335

Net change in unrealized gain (loss)	19,096,351	(26,626,375)	385,795,317	(647,221,180)

Net increase (decrease) in net assets resulting from operations	21,793,022	(18,448,565)	562,382,153	(457,243,731)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(55,946)	(62,268)	(10,230,466)	(9,916,912)

Class C Shares	(4,551)	(6,815)	(3,823,808)	(4,274,456)

Institutional Shares	(149,250)	(148,489)	(82,636,462)	(76,955,281)

Investor Shares	(62,461)	(74,939)	(29,462,340)	(28,036,804)

Class R6 Shares	(2,764,257)	(2,968,445)	(21,084,084)	(21,283,391)

Class P Shares	(2,477,888)	(2,608,753)	(44,762,329)	(40,415,122)

Return of capital:

Class A Shares	—	(8,180)	(52,807)	—

Class C Shares	—	(895)	(19,738)	—

Institutional Shares	—	(19,506)	(426,552)	—

Investor Shares	—	(9,844)	(152,078)	—

Class R6 Shares	—	(389,942)	(108,831)	—

Class P Shares	—	(342,692)	(231,054)	—

Total distributions to shareholders	(5,514,353)	(6,640,768)	(192,990,549)	(180,881,966)

From share transactions:

Proceeds from sales of shares	5,148,304	14,582,923	495,139,027	648,905,775

Reinvestment of distributions	5,459,522	6,561,948	178,721,417	164,922,109

Cost of shares redeemed	(14,095,448)	(40,689,520)	(605,486,154)	(646,012,765)

Net increase (decrease) in net assets resulting from share transactions	(3,487,622)	(19,544,649)	68,374,290	167,815,119

TOTAL INCREASE (DECREASE)	12,791,047	(44,633,982)	437,765,894	(470,310,578)

Net assets:

Beginning of year	140,446,275	185,080,257	2,665,742,128	3,136,052,706

End of year	$153,237,322	$140,446,275	$3,103,508,022	$2,665,742,128

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.55	$7.59	$7.16	$7.28	$6.55

Net investment income(a)	0.24 (b)	0.24	0.21	0.15	0.20

Net realized and unrealized gain (loss)	0.77	(1.02)	0.42	(0.11)	0.73

Total from investment operations	1.01	(0.78)	0.63	0.04	0.93

Distributions to shareholders from net investment income	(0.23)	(0.23)	(0.20)	(0.16)	(0.20)

Distributions to shareholders from return of capital	—	(0.03)	—	— (c)	—

Total distributions	(0.23)	(0.26)	(0.20)	(0.16)	(0.20)

Net asset value, end of period	$7.33	$6.55	$7.59	$7.16	$7.28

Total return(d)	15.91%	(10.29)%	8.94%	0.93%	14.42%

Net assets, end of period (in 000s)	$1,667	$1,576	$2,170	$2,050	$2,424

Ratio of net expenses to average net assets	1.21%	1.23%	1.23%	1.27%	1.33%

Ratio of total expenses to average net assets	1.43%	1.58%	1.39%	1.48%	1.44%

Ratio of net investment income to average net assets	3.45%	3.63%	2.85%	2.39%	2.86%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.30	$7.32	$6.90	$7.02	$6.32

Net investment income(a)	0.19 (b)	0.18	0.14	0.10	0.14

Net realized and unrealized gain (loss)	0.73	(0.98)	0.42	(0.11)	0.71

Total from investment operations	0.92	(0.80)	0.56	(0.01)	0.85

Distributions to shareholders from net investment income	(0.18)	(0.20)	(0.14)	(0.11)	(0.15)

Distributions to shareholders from return of capital	—	(0.02)	—	— (c)	—

Total distributions	(0.18)	(0.22)	(0.14)	(0.11)	(0.15)

Net asset value, end of period	$7.04	$6.30	$7.32	$6.90	$7.02

Total return(d)	14.99%	(10.99)%	8.22%	0.18%	13.54%

Net assets, end of period (in 000s)	$180	$206	$362	$621	$815

Ratio of net expenses to average net assets	1.96%	1.98%	1.98%	2.02%	2.08%

Ratio of total expenses to average net assets	2.18%	2.33%	2.16%	2.23%	2.19%

Ratio of net investment income to average net assets	2.85%	2.77%	1.91%	1.63%	2.11%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.41	$7.43	$7.01	$7.14	$6.42

Net investment income(a)	0.25 (b)	0.25	0.24	0.16	0.22

Net realized and unrealized gain (loss)	0.75	(1.00)	0.41	(0.10)	0.73

Total from investment operations	1.00	(0.75)	0.65	0.06	0.95

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.23)	(0.19)	(0.23)

Distributions to shareholders from return of capital	—	(0.03)	—	— (c)	—

Total distributions	(0.25)	(0.27)	(0.23)	(0.19)	(0.23)

Net asset value, end of period	$7.16	$6.41	$7.43	$7.01	$7.14

Total return(d)	16.15%	(9.99)%	9.38%	1.18%	14.82%

Net assets, end of period (in 000s)	$4,248	$3,391	$4,417	$4,897	$12,005

Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.92%	0.95%

Ratio of total expenses to average net assets	1.06%	1.21%	1.04%	1.10%	1.06%

Ratio of net investment income to average net assets	3.71%	3.90%	3.19%	2.51%	3.28%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.39	$7.41	$7.00	$7.12	$6.41

Net investment income(a)	0.26 (b)	0.25	0.23	0.15	0.21

Net realized and unrealized gain (loss)	0.74	(1.00)	0.40	(0.09)	0.72

Total from investment operations	1.00	(0.75)	0.63	0.06	0.93

Distributions to shareholders from net investment income	(0.25)	(0.24)	(0.22)	(0.18)	(0.22)

Distributions to shareholders from return of capital	—	(0.03)	—	— (c)	—

Total distributions	(0.25)	(0.27)	(0.22)	(0.18)	(0.22)

Net asset value, end of period	$7.14	$6.39	$7.41	$7.00	$7.12

Total return(d)	16.13%	(10.09)%	9.15%	1.20%	14.71%

Net assets, end of period (in 000s)	$1,296	$1,362	$5,313	$4,288	$8,915

Ratio of net expenses to average net assets	0.96%	0.98%	0.98%	1.03%	1.08%

Ratio of total expenses to average net assets	1.18%	1.33%	1.14%	1.23%	1.19%

Ratio of net investment income to average net assets	3.82%	3.81%	3.09%	2.39%	3.14%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.41	$7.43	$7.01	$7.13	$6.42

Net investment income(a)	0.25 (b)	0.25	0.23	0.17	0.22

Net realized and unrealized gain (loss)	0.76	(1.00)	0.42	(0.10)	0.72

Total from investment operations	1.01	(0.75)	0.65	0.07	0.94

Distributions to shareholders from net investment income	(0.26)	(0.24)	(0.23)	(0.19)	(0.23)

Distributions to shareholders from return of capital	—	(0.03)	—	— (c)	—

Total distributions	(0.26)	(0.27)	(0.23)	(0.19)	(0.23)

Net asset value, end of period	$7.16	$6.41	$7.43	$7.01	$7.13

Total return(d)	16.17%	(9.99)%	9.38%	1.34%	14.85%

Net assets, end of period (in 000s)	$76,462	$68,864	$91,208	$102,041	$136,241

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.90%	0.94%

Ratio of total expenses to average net assets	1.05%	1.20%	1.02%	1.10%	1.05%

Ratio of net investment income to average net assets	3.77%	3.90%	3.14%	2.70%	3.23%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Dividend and Premium Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.42	$7.44	$7.02	$7.14	$6.43

Net investment income(a)	0.26 (b)	0.25	0.23	0.17	0.22

Net realized and unrealized gain (loss)	0.75	(1.00)	0.42	(0.10)	0.72

Total from investment operations	1.01	(0.75)	0.65	0.07	0.94

Distributions to shareholders from net investment income	(0.26)	(0.24)	(0.23)	(0.19)	(0.23)

Distributions to shareholders from return of capital	—	(0.03)	—	— (c)	—

Total distributions	(0.26)	(0.27)	(0.23)	(0.19)	(0.23)

Net asset value, end of period	$7.17	$6.42	$7.44	$7.02	$7.14

Total return(d)	16.14%	(9.97)%	9.37%	1.33%	14.83%

Net assets, end of period (in 000s)	$69,385	$65,048	$81,611	$86,949	$138,381

Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.90%	0.94%

Ratio of total expenses to average net assets	1.05%	1.20%	1.02%	1.10%	1.05%

Ratio of net investment income to average net assets	3.77%	3.88%	3.17%	2.67%	3.26%

Portfolio turnover rate(e)	18%	26%	17%	34%	9%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.01 per share and 0.20% of average net assets.

(c)	Amount is less than $0.005 per share.

(d)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class A Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.12	$16.43	$14.20	$13.38	$11.46

Net investment income(a)	0.18	0.17	0.15	0.18	0.21

Net realized and unrealized gain (loss)	2.56	(2.59)	3.01	1.61	2.57

Total from investment operations	2.74	(2.42)	3.16	1.79	2.78

Distributions to shareholders from net investment income	(0.19)	(0.17)	(0.15)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.92)	(0.89)	(0.93)	(0.97)	(0.86)

Net asset value, end of period	$14.94	$13.12	$16.43	$14.20	$13.38

Total return(c)	21.04%	(14.84)%	22.42%	13.62%	24.62%

Net assets, end of period (in 000s)	$176,352	$151,973	$183,895	$135,937	$195,689

Ratio of net expenses to average net assets	1.02%	1.05%	1.06%	1.09%	1.12%

Ratio of total expenses to average net assets	1.12%	1.14%	1.13%	1.15%	1.16%

Ratio of net investment income to average net assets	1.24%	1.18%	0.97%	1.41%	1.65%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class C Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.07	$16.36	$14.14	$13.33	$11.41

Net investment income(a)	0.07	0.06	0.04	0.08	0.12

Net realized and unrealized gain (loss)	2.55	(2.57)	2.99	1.60	2.57

Total from investment operations	2.62	(2.51)	3.03	1.68	2.69

Distributions to shareholders from net investment income	(0.08)	(0.06)	(0.03)	(0.09)	(0.12)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.81)	(0.78)	(0.81)	(0.87)	(0.77)

Net asset value, end of period	$14.88	$13.07	$16.36	$14.14	$13.33

Total return(c)	20.12%	(15.48)%	21.48%	12.83%	23.72%

Net assets, end of period (in 000s)	$70,396	$72,831	$109,023	$118,819	$141,029

Ratio of net expenses to average net assets	1.77%	1.80%	1.81%	1.84%	1.87%

Ratio of total expenses to average net assets	1.87%	1.89%	1.88%	1.90%	1.91%

Ratio of net investment income to average net assets	0.50%	0.42%	0.23%	0.64%	0.90%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Institutional Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.08	$16.37	$14.16	$13.35	$11.43

Net investment income(a)	0.23	0.22	0.21	0.23	0.26

Net realized and unrealized gain (loss)	2.53	(2.57)	2.99	1.60	2.57

Total from investment operations	2.76	(2.35)	3.20	1.83	2.83

Distributions to shareholders from net investment income	(0.23)	(0.22)	(0.21)	(0.24)	(0.26)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.96)	(0.94)	(0.99)	(1.02)	(0.91)

Net asset value, end of period	$14.88	$13.08	$16.37	$14.16	$13.35

Total return(c)	21.34%	(14.53)%	22.82%	14.12%	25.06%

Net assets, end of period (in 000s)	$1,325,844	$1,122,307	$1,329,450	$1,252,383	$1,242,858

Ratio of net expenses to average net assets	0.69%	0.71%	0.71%	0.72%	0.75%

Ratio of total expenses to average net assets	0.76%	0.77%	0.76%	0.78%	0.77%

Ratio of net investment income to average net assets	1.57%	1.52%	1.33%	1.73%	2.02%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Investor Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.09	$16.38	$14.17	$13.36	$11.44

Net investment income(a)	0.21	0.21	0.19	0.21	0.25

Net realized and unrealized gain (loss)	2.54	(2.57)	2.99	1.60	2.57

Total from investment operations	2.75	(2.36)	3.18	1.81	2.82

Distributions to shareholders from net investment income	(0.22)	(0.21)	(0.19)	(0.22)	(0.25)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.95)	(0.93)	(0.97)	(1.00)	(0.90)

Net asset value, end of period	$14.89	$13.09	$16.38	$14.17	$13.36

Total return(c)	21.23%	(14.60)%	22.78%	13.90%	25.00%

Net assets, end of period (in 000s)	$479,421	$409,319	$473,054	$402,711	$468,254

Ratio of net expenses to average net assets	0.77%	0.80%	0.81%	0.83%	0.87%

Ratio of total expenses to average net assets	0.87%	0.89%	0.88%	0.90%	0.91%

Ratio of net investment income to average net assets	1.49%	1.44%	1.23%	1.64%	1.90%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class R6 Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.07	$16.36	$14.15	$13.34	$11.42

Net investment income(a)	0.23	0.22	0.21	0.23	0.26

Net realized and unrealized gain (loss)	2.54	(2.57)	2.99	1.60	2.57

Total from investment operations	2.77	(2.35)	3.20	1.83	2.83

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.21)	(0.24)	(0.26)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.97)	(0.94)	(0.99)	(1.02)	(0.91)

Net asset value, end of period	$14.87	$13.07	$16.36	$14.15	$13.34

Total return(c)	21.36%	(14.53)%	22.85%	14.13%	25.09%

Net assets, end of period (in 000s)	$331,528	$304,083	$336,827	$208,584	$275,973

Ratio of net expenses to average net assets	0.68%	0.70%	0.70%	0.72%	0.74%

Ratio of total expenses to average net assets	0.75%	0.76%	0.75%	0.77%	0.76%

Ratio of net investment income to average net assets	1.58%	1.54%	1.33%	1.77%	2.03%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class P Shares

	Year Ended December 31,

	2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.07	$16.37	$14.15	$13.34	$11.43

Net investment income(a)	0.23	0.22	0.21	0.23	0.26

Net realized and unrealized gain (loss)	2.55	(2.58)	3.00	1.60	2.56

Total from investment operations	2.78	(2.36)	3.21	1.83	2.82

Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.21)	(0.24)	(0.26)

Distributions to shareholders from net realized gains	(0.73)	(0.72)	(0.78)	(0.78)	(0.65)

Distributions to shareholders from return of capital	— (b)	—	—	— (b)	—

Total distributions	(0.97)	(0.94)	(0.99)	(1.02)	(0.91)

Net asset value, end of period	$14.88	$13.07	$16.37	$14.15	$13.34

Total return(c)	21.44%	(14.59)%	22.93%	14.05%	25.07%

Net assets, end of period (in 000s)	$719,967	$605,229	$703,803	$593,220	$679,431

Ratio of net expenses to average net assets	0.68%	0.70%	0.70%	0.72%	0.74%

Ratio of total expenses to average net assets	0.75%	0.76%	0.75%	0.77%	0.76%

Ratio of net investment income to average net assets	1.58%	1.53%	1.34%	1.76%	2.03%

Portfolio turnover rate(d)	30%	38%	19%	39%	26%

(a)	Calculated based on the average shares outstanding methodology.

(b)	Amount is less than ($0.005) per share.

(c)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements December 31, 2023

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

International Equity Dividend and Premium and U.S. Equity Dividend and Premium	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Equity Dividend and Premium, U.S. Equity Dividend and Premium	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of December 31, 2023:

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$127,412	$38,822,515	$—

Australia and Oceania	1,334,652	13,694,224	—

Europe	11,949,744	87,253,638	—

North America	67,068	107,209	—

Preferred Stocks	—	2,248,444	—

Securities Lending Reinvestment Vehicle	1,285,948	—	—

Total	$14,764,824	$142,126,030	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(748)	$—	$—

Written Option Contracts	(1,365,012)	—	—

Total	$(1,365,760)	$—	$—

44

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$115,734,440	$—	$—

North America	3,032,218,851	—	—

Securities Lending Reinvestment Vehicle	197,500	—	—

Investment Company	54,916,205	—	—

Total	$3,203,066,996	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(358,112)	$—	$—

Written Option Contracts	(71,372,475)	—	—

Total	$(71,730,587)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of December 31, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

International Equity Dividend and Premium

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Equity		$—	Variation margin on futures contracts; Written options, at value	$(1,365,760	)(a)

U.S. Equity Dividend and Premium

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities

Equity		$—	Variation margin on futures contracts and Written options, at value	$(71,730,587	)(a)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended December 31, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

45

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Equity Dividend and Premium

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(1,650,288)	$(244,569)

U.S. Equity Dividend and Premium

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(31,985,993)	$(61,210,651)

For the fiscal year ended December 31, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Shares/Units(a)

Fund	Futures Contracts	Written Options

International Equity Dividend and Premium	21	9,219

U.S. Equity Dividend and Premium	209	275,150

(a)

Amounts disclosed represent average number of contracts for futures contracts, or shares/units outstanding for written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the Fiscal year ended December 31, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended December 31, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate#

International Equity Dividend and Premium	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

U.S. Equity Dividend and Premium	0.75	0.68	0.65	0.64	0.63	0.70	0.64*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.64% as an annual percentage of the Fund’s average daily net assets. Prior to April 28, 2023, GSAM agreed to waive 0.04% of its management fee. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended December 31, 2023, GSAM waived $320 and $61,201 of the management fee for the International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A	Class C

Distribution and/or Service Plan	0.25%	0.75%

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs did not retain any of the Class C Shares’ CDSC. During the fiscal year ended December 31, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

International Equity Dividend and Premium	$66

U.S. Equity Dividend and Premium	33,873

D. Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares. Prior to July 1, 2023, fees charged for such transfer agency services were 0.16% of the average daily net assets of Class A, Class C and Investor Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds, respectively. These arrangements will

47

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to April 28, 2023, Goldman Sachs waived its transfer agent fee equal to 0.03% of the International Equity Dividend and Premium Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds are 0.044% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Prior to April 28, 2023, the Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium Funds was 0.014%.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended December 31, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

International Equity Dividend and Premium	$ 320	$ 1,773	$246,324	$ 248,417

U.S. Equity Dividend and Premium	1,505,010	277,563	360,537	2,143,110

G. Line of Credit Facility — As of December 31, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H. Other Transactions with Affiliates — As of December 31, 2023, the following Goldman Sachs Funds were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio

International Equity Dividend and Premium	50%

U.S. Equity Dividend and Premium	7

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended December 31, 2023:

Fund	Underlying Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of December 31, 2023	Shares as of December 31, 2023	Dividend Income

International Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	$—	$5,220,501	$(5,220,501)	$—	—	$9,330

U.S. Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	25,633,271	450,608,015	(421,325,081)	54,916,205	54,916,205	1,847,202

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended December 31, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

International Equity Dividend and Premium	$ 25,819,408	$ 28,770,982

U.S. Equity Dividend and Premium	883,747,003	964,062,865

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

7. SECURITIES LENDING (continued)

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended December 31, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended December 31, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of December 31, 2023

International Equity Dividend and Premium	$2,581	$23,231	$ —

U.S. Equity Dividend and Premium	8,901	80,118	92,200

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended December 31, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of December 31, 2023	Shares as of December 31, 2023

International Equity Dividend And Premium Fund	$ 44,400	$11,737,827	$(10,496,279)	$1,285,948	1,285,948

U.S. Equity Dividend And Premium Fund	1,348,630	7,727,031	(8,878,161)	197,500	197,500

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

8.	TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2023 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$5,514,353	$ 52,622,981

Net long-term capital gains	—	139,376,508

Total taxable distributions	$5,514,353	$191,999,489

Tax return of capital	$ —	$ 991,060

  The tax character of distributions paid during the fiscal year ended December 31, 2022 was as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Distributions paid from:

Ordinary income	$5,869,709	$ 51,716,801

Net long-term capital gains	—	129,165,165

Total taxable distributions	$5,869,709	$180,881,966

Tax return of capital	$ 771,059	$ —

  As of the Funds’ most recent fiscal year end, December 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Undistributed ordinary income — net	$ 47,070	$ —

Capital loss carryforwards:

Perpetual Short-Term	(8,892,027)	—

Perpetual Long-Term	(72,876,730)	—

Total capital loss carryforwards	(81,768,757)	—

Timing differences(Real Estate Investment Trusts/Late Year Loss Deferral and Post October Capital Loss Deferral)	$ (919,525)	$(51,405,965)

Unrealized gains (loss) — net	32,047,357	857,427,495

Total accumulated earnings (loss) net	$(50,593,855)	$806,021,530

  As of December 31, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Tax Cost	$124,922,976	$2,299,548,699

Gross unrealized gain	39,354,352	935,918,250

Gross unrealized loss	(7,306,995)	(78,490,755)

Net unrealized gain	$ 32,047,357	$ 857,427,495

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

8.	TAX INFORMATION (continued)

  The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of partnership investments and passive foreign investment company investments.

  The International Equity Dividend and Premium Fund reclassed $71,954 from paid in capital to distributable earnings for the year ending December 31, 2023. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from differences in the tax treatment of underlying fund investments.

  GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.	OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk —A Fund invests Fund invests in foreign securities, and as such and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

9.	OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Management Risk — A strategy used by the Investment Adviser may fail to produce the intended results.

Market Risk— The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

Option Writing Risk — Writing (selling) options may limit the opportunity to profit from an increase or decrease in the market value of a reference security in exchange for up-front cash (the premium) at the time of selling the option. In a sharp rising or falling market, the Fund could significantly underperform the market or other portfolios without an option writing strategy. The Fund could also experience a sudden, significant permanent loss due to dramatic movements in the market value of reference security, which may far exceed the premiums received for writing the option. Such significant losses could cause significant deteriorations in the Fund’s NAV. Furthermore, the premium received from the Fund’s option writing strategies may not fully protect it against market movements because the Fund will continue to bear the risk of movements in the value of its portfolio investments.

Tax-Managed Investment Risk — Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Goldman Sachs Tax-Advantaged Global Equity Portfolio may be lower than the performance of similar funds that are not tax-managed. This is because the Investment Adviser may choose not to make certain investments that may result in taxable distributions to the Goldman Sachs Tax-Advantaged Global Equity Portfolio. Even though tax managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Goldman Sachs Tax-Advantaged Global Equity Portfolio to shareholders.

10.	INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.	OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust, in July 2023, the Board voted to nominate Cheryl K. Beebe, John G. Chou, Eileen H. Dowling, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W.

53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

11.	OTHER MATTERS (continued)

Stranghoener and Paul C. Wirth (the “Nominees”) for election as Trustees of the Trust. Messrs. Chou and Wirth and Ms. Dowling were serving as Trustees of the Trust at the time of their nominations. At a virtual special joint meeting of shareholders held on November 16, 2023, each of the Nominees (except Messrs. Chou and Wirth and Ms. Dowling) was elected to serve as Trustees alongside the then current Trustees of the Trust, effective January 1, 2024. Each of Messrs. Chou and Wirth and Ms. Dowling was also elected at the meeting and continue to serve as Trustees of the Trust.

12.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

13.	SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Dividend and Premium Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	12,025	$84,952	28,023	$181,941

Reinvestment of distributions	8,139	55,946	11,228	70,448

Shares redeemed	(33,126)	(225,870)	(84,566)	(541,349)

	(12,962)	(84,972)	(45,315)	(288,960)

Class C Shares

Shares sold	794	5,265	4,220	28,668

Reinvestment of distributions	689	4,551	1,278	7,710

Shares redeemed	(8,594)	(57,564)	(22,356)	(143,638)

	(7,111)	(47,748)	(16,858)	(107,260)

Institutional Shares

Shares sold	122,117	836,732	80,986	548,621

Reinvestment of distributions	14,265	95,941	18,737	114,899

Shares redeemed	(72,030)	(493,814)	(165,697)	(1,023,925)

	64,352	438,859	(65,974)	(360,405)

Investor Shares

Shares sold	102,799	683,914	28,803	173,491

Reinvestment of distributions	9,328	62,461	13,812	84,783

Shares redeemed	(143,725)	(955,673)	(546,494)	(3,781,060)

	(31,598)	(209,298)	(503,879)	(3,522,786)

Class R6 Shares

Shares sold	13	84	1,143,517	7,318,612

Reinvestment of distributions	411,294	2,764,257	548,351	3,358,387

Shares redeemed	(473,941)	(3,266,308)	(3,233,966)	(20,655,706)

	(62,634)	(501,967)	(1,542,098)	(9,978,707)

Class P Shares

Shares sold	518,046	3,537,357	1,011,964	6,331,590

Reinvestment of distributions	367,584	2,476,366	476,539	2,925,721

Shares redeemed	(1,341,664)	(9,096,219)	(2,332,834)	(14,543,842)

	(456,034)	(3,082,496)	(844,331)	(5,286,531)

NET DECREASE	(505,987)	$(3,487,622)	(3,018,455)	$(19,544,649)

55

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) December 31, 2023

13.	SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Dividend and Premium Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	2,107,608	$30,414,025	3,146,086	$45,888,253

Reinvestment of distributions	610,621	9,000,171	632,453	8,655,361

Shares redeemed	(2,493,795)	(35,600,722)	(3,393,740)	(48,285,060)

	224,434	3,813,474	384,799	6,258,554

Class C Shares

Shares sold	502,239	7,248,548	493,517	7,179,638

Reinvestment of distributions	241,256	3,545,109	288,119	3,916,606

Shares redeemed	(1,583,819)	(22,777,934)	(1,875,786)	(26,863,382)

	(840,324)	(11,984,277)	(1,094,150)	(15,767,138)

Institutional Shares

Shares sold	19,466,138	278,435,415	22,570,666	323,362,540

Reinvestment of distributions	5,186,511	76,117,613	5,063,940	69,120,715

Shares redeemed	(21,395,176)	(307,013,838)	(23,006,678)	(328,725,682)

	3,257,473	47,539,190	4,627,928	63,757,573

Investor Shares

Shares sold	8,836,939	126,421,798	9,374,564	134,822,661

Reinvestment of distributions	2,015,342	29,614,250	2,048,961	27,976,575

Shares redeemed	(9,944,613)	(143,294,374)	(9,019,169)	(128,964,800)

	907,668	12,741,674	2,404,356	33,834,436

Class R6 Shares

Shares sold	259,341	3,708,165	4,163,853	58,157,672

Reinvestment of distributions	1,052,941	15,450,891	1,087,932	14,837,730

Shares redeemed	(2,291,462)	(33,112,466)	(2,567,472)	(37,056,923)

	(979,180)	(13,953,410)	2,684,313	35,938,479

Class P Shares

Shares sold	3,428,434	48,911,076	5,740,301	79,495,011

Reinvestment of distributions	3,066,242	44,993,383	2,960,687	40,415,122

Shares redeemed	(4,403,511)	(63,686,820)	(5,402,384)	(76,116,918)

	2,091,165	30,217,639	3,298,604	43,793,215

NET INCREASE	4,661,236	$68,374,290	12,305,850	$167,815,119

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S Equity Dividend and Premium Fund (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more investment companies in the Goldman Sachs funds complex since 2000.

57

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Fund Expenses — Six Month Period Ended December 31, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023, which represents a period of 184 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity Dividend and Premium Fund				U.S. Equity Dividend and Premium Fund
Share Class	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*	Beginning Account Value 7/1/23	Ending Account Value 12/31/23		Expenses Paid for the 6 months ended 12/31/23*
Class A
Actual	$1,000.00	$1,067.50		$ 6.23	$1,000.00	$1,058.80		$5.21
Hypothetical 5% return	1,000.00	1,019.20	+	6.08	1,000.00	1,020.10	+	5.11
Class C
Actual	1,000.00	1,063.20		10.12	1,000.00	1,054.70		9.08
Hypothetical 5% return	1,000.00	1,015.40	+	9.89	1,000.00	1,016.40	+	8.92
Institutional
Actual	1,000.00	1,069.40		4.67	1,000.00	1,060.10		3.55
Hypothetical 5% return	1,000.00	1,020.70	+	4.56	1,000.00	1,021.70	+	3.49
Investor
Actual	1,000.00	1,069.30		4.93	1,000.00	1,059.60		3.91
Hypothetical 5% return	1,000.00	1,020.40	+	4.81	1,000.00	1,021.40	+	3.84
Class R6
Actual	1,000.00	1,069.50		4.61	1,000.00	1,060.20		3.50
Hypothetical 5% return	1,000.00	1,020.70	+	4.50	1,000.00	1,021.80	+	3.44
Class P
Actual	1,000.00	1,069.30		4.61	1,000.00	1,060.20		3.50
Hypothetical 5% return	1,000.00	1,020.70	+	4.50	1,000.00	1,021.80	+	3.44

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class P
International Equity Dividend and Premium	1.20%	1.95%	0.90%	0.95%	0.89%	0.89%
U.S. Equity Dividend and Premium	1.01	1.76	0.69	0.76	0.68	0.68

58

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Voting Results of Annual Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld	Abstain
Cheryl K. Beebe	169,452,067,796	5,900,273,020	0
John G. Chou	173,279,757,273	2,072,583,543	0
Eileen H. Dowling	173,287,456,218	2,064,884,598	0
Lawrence Hughes	173,486,691,901	1,865,648,915	0
John F. Killian	173,511,167,174	1,841,173,642	0
Steven D. Krichmar	173,484,256,228	1,868,084,588	0
Michael Latham	173,498,020,286	1,854,320,530	0
Lawrence W. Stranghoener	173,455,949,165	1,896,391,651	0
Paul C. Wirth	173,324,070,424	2,028,270,391	0

59

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver Age: 72	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Dwight L. Bush Age: 66	Trustee	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014-2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy Age: 69	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021-Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 67	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

Eileen H. Dowling Age: 61	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

60

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023-Present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011-2020); Finance Director and Principal Accounting Officer (2010-2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005-2010) of Morgan Stanley. Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 61	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of December 31, 2023.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c)the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 31, 2023, Goldman Sachs Trust consisted of 87 portfolios; Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 68 portfolios (37 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Information as of the date of this shareholder report. Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

61

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 61	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Robert Griffith 200 West Street New York, NY 10282 Age: 49	Secretary	Since 2023

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)); and Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of December 31, 2023.
[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Tax-Advantaged II Funds—Tax Information (Unaudited)

For the year ended December 31, 2023, 99.46% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium Fund qualify for the dividends received deduction available to corporations.

For the year ended December 31, 2023, the International Equity Dividend and Premium has elected to pass through a credit for taxes paid to foreign jurisdictions. The total amount of income received by the International Equity Dividend and Premium Fund from sources within foreign countries and possessions of the United States was $0.2904 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid by the International Equity Dividend and Premium Fund during the year from foreign sources was 99.65%. The total amount of taxes paid by the International Equity Dividend and Premium Fund to such countries was $0.0217 per share.

For the year ended December 31, 2023, 100% and 100% of the dividends paid from net investment company taxable income by the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the U.S. Equity Dividend and Premium designates $139,376,508 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2023.

During the year ended December 31, 2023, the U.S. Equity Dividend and Premium Fund designates $8,299,280 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

62

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.54 trillion in assets under supervision as of December 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[6]
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund[5]
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on October 31, 2023, the Goldman Sachs Local Emerging Markets Debt Fund was renamed the Goldman Sachs Emerging Markets Credit Fund.
[5]	Effective after the close of business on September 22, 2023, the Goldman Sachs Multi-Manager Alternatives Fund was renamed the Goldman Sachs Multi-Strategy Alternatives Fund.
[6]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Cheryl K. Beebe* Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes* John F. Killian* Steven D. Krichmar* Michael Latham* James A. McNamara Lawrence W. Stranghoener* PaulC.Wirth *Effective January 1, 2024 GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Robert Griffith, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of December 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). 2024 Goldman Sachs. All rights reserved. 356437-OTU-1972675 TAXADVAR2-24

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 14(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2023	2022	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,244,721	$4,132,693	Financial Statement audits.

Audit-Related Fees:

• PwC	$239,400	$954,600	Other attest services.

Tax Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2023	2022	Description of Services Rendered

Audit-Related Fees:

• PwC	$2,122,312	$1,906,448	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended December 31, 2023 and December 31, 2022 were approximately $239,400 and $954,600, respectively.

The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2022 and December 31, 2021 were approximately $17.1 million and $14.4 million, respectively. The figures for these entities are not yet available for twelve months ended December 31, 2023. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2022 and 2021 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not Applicable.

(b)	Not Applicable.

ITEM 14.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 1, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	March 1, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	March 1, 2024